---------------------

              DEAR INVESTOR:

                We are pleased to present our annual report for the SunAmerica
              Series Trust, one of the underlying trusts for the Polaris Variable Annuity from Anchor National Life Insurance Company and First SunAmerica Life Insurance Company.

                The past year has been excellent for Polaris, with assets rising to $3.9 billion at November 30, 1996, from $2.3 billion at November 30, 1995, placing Polaris #6 in sales among variable annuities, according to VARDS 3rd quarter 1996 industry report.

                The following is a combined perspective on the U.S. and global economies over the one-year reporting period ended November 30, 1996, from eight of the nine investment managers who manage Polaris (excluding Wellington Management Company, LLP, which manages the portfolios in the Anchor Series Trust, for which you will receive a complete report in about one month).

              ECONOMIC OVERVIEW -- UNITED STATES

                The U.S. economy provided an almost ideal backdrop for the stock market in 1996, as evidenced in the performance section of this report. The U.S. economy continued to grow in 1996, but the modest growth rate of about 2.5% was low enough to keep inflation well under control, according to Alliance Capital Management L.P. Davis Selected Advisers, L.P. echoes this sentiment by stating "we have been experiencing one of the greatest financial stories ever told. This has certainly been one of the least volatile, solid bull markets in history." While interest rates, inflation, and earnings have each been fluctuating recently, they are still within favorable ranges. SunAmerica Asset Management Corp. asserts that the economy's unexpected strength in the second quarter surprised many investors and brought on inflationary fears. However, as the year progressed, the economy returned to its moderate growth pace of 2% -- 2.5%.

              STOCK MARKET

                The past year has been one of tremendous rotation among various sectors of the stock market. Despite higher interest rates and waning corporate earnings momentum, stock prices forged higher -- fueled by unprecedented cash inflows into equity mutual funds and portfolios, as well as continued corporate share buybacks. According to Phoenix Investment Counsel, Inc., liquidity into stocks continues to be the major factor fueling equity prices higher, despite the backdrop of a generally fully valued equity environment.

                Provident Investment Counsel, Inc. points out that this 12-month period began with a sharp market correction in technology stocks last Christmas season, as several telecommunication and semiconductor powerhouses experienced problems. However, the start of the new year saw U.S. equity markets rebound strongly as technology reported excellent earnings and a recovery from December lows.

                Phoenix Investment Counsel, Inc. reports that since July, the market's focus has shifted to larger companies. Investors have poured money into the larger companies believed to provide steady growth characteristics and ample liquidity. While this more recent tactic drove market indices such as the S&P 500 and the Dow Jones Industrials higher, broader measures of stock performance have lagged.

     ---------------------------------------------------------------------------

---------------------

                Federated Investors believes market strength in 1996 was fueled by strong corporate profits, corporate restructuring, and declining interest rates -- three factors which bode well for equity investors.

                Effective investment themes adopted by many of our money
              managers include stock selection in the finance, technology, and energy production and services sectors.

              BOND MARKET

                Goldman Sachs Asset Management reports that the U.S. fixed income market began the 12-month period with a robust rally, fueled by weak economic data and low inflation. However, in February 1996, the bond market began to come under pressure when stronger-than-expected economic and job growth aroused fears of higher inflation. Bond market conditions worsened during March and April when a sharp rise in interest rates triggered a sell-off and increased volatility. Morgan Stanley Asset Management Inc. reports that interest rates in the U.S. peaked as economic activity increased during the second quarter of the reporting period.

                However, since then both managers conclude that economic
              activity has slowed significantly and the bond market has rallied into the fourth quarter. Goldman Sachs asserts that a central reason for the rebound is the strong demand for Treasury bonds from the central banks of China, Japan, and Germany, which saw dramatically accelerated purchases towards the end of the period.

                Federated Investors adds that consumer debt creation and
              incremental consumer spending, which historically have been closely correlated, declined in October 1996 as interest rates fell significantly.

              WHERE IS THE U.S. ECONOMY HEADED?

                In general, all of the Polaris portfolio managers maintain a cautiously optimistic outlook for slower, but steady growth and low inflationary concerns in 1997. Phoenix Investment Counsel states that they believe the economy is in the mature stage of the growth cycle. The challenge ahead will be to identify companies that can continue to grow earnings despite a slower growth economic scenario, and sell at relatively attractive prices to their growth rates. Given current conditions, Phoenix cautions, the quest to make money in the stock market should be carefully balanced with the instinct to protect capital -- especially in this environment where the level of investor complacency is high.

                Going forward, Provident Investment Counsel is bullish on high quality healthcare, technology, and finance stocks. They believe that for the past several years corporate America has fueled stock price appreciation via improving profit margins. But gains from productivity, layoffs, and technology are now becoming more apparent, and Provident predicts growth will come not from tapped out profit margins, but rather from strong revenue growth.

                SunAmerica Asset Management contends that the benignly positive gross domestic product and interest rate environment is advantageous for growth stocks, whose price/earnings multiple tends to expand against this backdrop as investors seek predictable growth. They agree with Provident that the incorporation of technology will continue to enhance productivity in U.S. companies for some time to come. Another area

---------------------

---------------------

              SunAmerica Asset Management asserts will enjoy stable growth is the energy production and services sector, driven by disinflation, productivity improvements, enhanced technology, and the demand of worldwide industrialization.

                With 1997 come predictions of a slowing economy with moderate
              GDP growth, averaging perhaps 1% -- 2%, and flattish interest rates. Growth companies should be in great demand, according to SunAmerica Asset Management, and trade to higher premiums if they show consistent growth higher than the overall market.

                While still positive about the U.S. equity market, Federated
              Investors cautions investors not to assume the strong trend of 1996 will continue. While corporate restructuring and productivity improvements have positioned U.S. companies well against foreign competitors, the majority of what can be done has been done, and Federated expects the pace to decline.

                Davis Selected Advisers best sums up their views on the markets in 1997 with what they call a potentially "euphoric bubble." In other words, they see a scenario in which investors feel increasingly optimistic about the market, economy, and America as we approach the end of the millennium. That said, as seasoned investors who have managed through bull and bear market cycles, Davis projects that a 10% to 20% correction can occur at anytime. As an investor, you should focus not on an occasional decline in a single year, but rather on how much your investment will be worth by the time you need the money. Davis also hastens to point out that when corrections inevitably occur, it should be viewed as a potential buying opportunity.

              ECONOMIC OVERVIEW -- GLOBAL MARKETS

                During the past 12 months, global bonds generally performed well. Diversification has been exceptionally important, according to Goldman Sachs Asset Management-International, as most international bond markets outperformed the U.S. The European higher-yielding bonds (Italy, Spain, and Sweden) were the best performers of all the major bond markets during this period, while most of the other European bond markets achieved more modest returns but also performed well. In general, European bond markets benefited from an accommodative environment of sluggish economic growth and low inflation.

                Within the dollar bloc, Canadian bonds did particularly well during this period, reflecting a continuing easing of monetary policy by the Bank of Canada, a strong currency, and a relatively weak economy.

                Alliance Capital Management reports that many of the developed countries experienced negligible to moderate economic growth, subdued inflation, and stable interest rates as well. In the "core" economies of Europe, economic growth has been sluggish as the race toward European Monetary Union (EMU) has intensified. Manufacturing output has declined while unemployment has risen, and interest rates have generally held steady. The U.K. has been the exception, where unemployment has continued to decline, retail sales are strong, and industrial production is up. However, inflationary concerns are beginning to mount.

                Morgan Stanley has been bullish on emerging market debt, which turned in positive results during the third and fourth quarters of the year. This performance has been a result

                                                           ---------------------

---------------------

              of a substantial tightening of credit spreads, driven mainly by increasing signs of economic growth in the main Latin economies, further stabilization in countries such as Venezuela and Russia, and the potential for credit rating upgrades for countries like the Philippines and Panama.

                In Japan, economic performance has been highly volatile: An early 1996 "mini-boom" was followed by a mid-year lull, followed by the current gradual improvement. Alliance Capital Management reports that October and November data revealed climbing industrial production, increasing new car sales, and improving housing starts. Consumer spending is still quiet, but the jobs/applicants ratios are beginning to strengthen.

              WHERE ARE THE GLOBAL MARKETS HEADED?

                Morgan Stanley believes that moderate global growth has
              encouraged central banks to continue their accommodative stance, with easing monetary policies and declines in global interest rates. As a result, excess liquidity and support for financial assets, as well as contained inflation, should keep the present "sweet spot" on track for a continuing global bull market.

                Alliance Capital Management continues to observe a trend toward
              "U.S. style" restructuring and an emphasis on higher returns on invested capital among many corporations in Europe.

                Within Europe, investors appear focused on who will join the EMU and how stable the Euro will be. However, Morgan Stanley reports they do not predict any delays for the EMU in 1999. They believe the EMU will be positive for Europe's long-term competitiveness and growth prospects.

               Goldman Sachs believes that European bonds will continue to outperform U.S. Treasuries in capital gains and yields. They also have a positive long-term outlook on the higher-yielding markets of Italy and Spain, although they have not offered investors a sufficient risk premium in recent months. They are also focusing on Latin American countries because they believe this region has strong risk/reward characteristics.

                Looking ahead, Morgan Stanley is somewhat bearish on Japan, where they feel the market has become too pessimistic about economic growth and the need for structural reform to see the signs of a cyclical recovery. They believe the yen will continue to depreciate and that earnings, while not explosive, will be supportive of the market. Most importantly, however, sentiment is at rock bottom levels and Japan has underperformed international markets.

              IN CONCLUSION

                As we begin the new year, economic prospects continue to be stable. While years like the one just past are always welcome, investors would do well to remember that financial markets can -- and do -- move in both directions. Regardless of market conditions, our money managers remain committed to helping you achieve your long-term goals by striving to uncover promising investment opportunities as they arise.

---------------------

---------------------

                Thank you for choosing Polaris as your retirement savings
              investment -- we look forward to reporting to you again at mid-year 1997.

              Sincerely,
              Eli Broad
              Chairman and Chief Executive Officer
              Anchor National Life Insurance Company

              January 16, 1997

              -----------------------------------------------

              Investments in stocks and bonds are subject to risk, including stock market and interest rate fluctuations. Investments in non-U.S. stocks and bonds are subject to additional risks, including currency fluctuations, political and social instability, differing securities regulations and accounting standards, and limited public information. High-yield bonds tend to be subject to greater price swings than higher-rated bonds and, of course, payment of interest and principal is not assured. Investments in securities related to gold and other precious metals and minerals are considered speculative and are impacted by a host of worldwide economic, financial, and political factors. Mortgage-backed securities are subject to prepayment, which can result in reinvestment of principal at lower yields. Money market instruments generally offer stability and income, but an investment in these securities is not guaranteed by the U.S. government or any other entity.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    CASH MANAGEMENT PORTFOLIO  INVESTMENT PORTFOLIO -- NOVEMBER 30, 1996

                                                                                              PRINCIPAL
                                        SHORT-TERM SECURITIES -- 93.6%                         AMOUNT          VALUE
                    ----------------------------------------------------------------------------------------------------

                    CERTIFICATE OF DEPOSIT --3.3%
                    Commerzbank AG, New York Branch 5.40% due 1/08/97 (cost $3,000,131)...   $ 3,000,000    $ 3,000,131
                                                                                                            -------------
                    COMMERCIAL PAPER --31.7%
                    Banca CRT Financial Corp. 5.35% due 1/06/97...........................     4,000,000      3,978,600
                    Dean Witter, Discover & Co. 5.31% due 1/09/97.........................     4,000,000      3,976,990
                    Four Embarcadero 5.30% due 12/13/96...................................     3,000,000      2,994,700
                    Midamerican Energy Co. 5.28% due 12/17/96.............................     2,000,000      1,995,307
                    Premium Funding Series A 5.35% due 1/15/97............................     2,137,000      2,122,709
                    The Walt Disney Co. 5.39% due 3/19/97.................................     5,000,000      4,917,500
                    United States Prime Property, Inc. 5.33% due 1/22/97..................     5,000,000      4,961,506
                    Working Capital Management Co. L.P. 5.33% due 12/05/96................     4,000,000      3,997,631
                                                                                                            -------------
                    TOTAL COMMERCIAL PAPER (cost $28,946,593).............................                   28,944,943
                                                                                                            -------------
                    CORPORATE SHORT-TERM NOTES -- 42.2%
                    Bear Stearns Co., Inc. 5.38% due 12/03/96(1)..........................     3,000,000      2,999,625
                    Bear Stearns Co., Inc. 5.43% due 12/02/96(1)..........................     2,500,000      2,498,714
                    Boatmens Credit Card Bank, New Mexico 5.36% due 12/09/96(1)...........     3,000,000      2,999,400
                    Boatmens First National Bank, Kansas 5.58% due 12/03/96(1)............     2,000,000      1,999,980
                    Campbell Soup Co. 7.75% due 2/24/97...................................     1,000,000      1,003,750
                    Credit National 5.50% due 2/24/97(1)..................................     6,165,000      6,165,000
                    First Chicago Corp. 5.88% due 12/10/96(1).............................     3,000,000      3,000,165
                    First Union Corp. 8.13% due 12/15/96..................................     2,300,000      2,301,632
                    Ford Motor Credit Co. 5.20% 1/01/97...................................     1,000,000        999,705
                    General Motors Acceptance Corp. 5.00% due 1/27/97.....................     3,000,000      2,996,439
                    Iowa Illinois Gas & Electric Co. 5.88% due 7/15/97....................     3,000,000      3,000,000
                    Key Bank of Wyoming 5.33% due 12/16/96(1).............................     1,000,000        999,061
                    Manufacturer's Hanover Corp. 5.81% due 7/15/97(1).....................     3,000,000      3,003,750
                    Nationsbank Corp. 7.50% due 2/15/97...................................     2,000,000      2,008,180
                    Philip Morris Cos., Inc. 8.75% due 12/01/96...........................     1,500,000      1,500,000
                    PNC Bank N.A., Pittsburgh 5.47% due 12/03/96(1).......................     1,000,000        999,240
                                                                                                            -------------
                    TOTAL CORPORATE SHORT-TERM NOTES (cost $38,479,408)...................                   38,474,641
                                                                                                            -------------
                    FEDERAL AGENCY OBLIGATION --4.5%
                    Federal Home Loan Bank 5.78% due 12/02/96(1) (cost $4,105,084)........     4,100,000      4,105,084
                                                                                                            -------------
                    MUNICIPAL BONDS -- 11.9%
                    Illinois Student Assistance Commission 5.45% 12/04/96(1)..............     4,000,000      4,000,000
                    Illinois Student Assistance Commission 5.45% 12/04/96(1)..............     3,000,000      3,000,000
                    New Hampshire State Industrial Development Authority, Revenue
                      5.48% due 1/22/97...................................................     2,000,000      2,000,000
                    Texas General Obligation 5.42% 12/04/96(1)............................     1,875,000      1,875,000
                                                                                                            -------------
                    TOTAL MUNICIPAL BONDS (cost $10,875,000)..............................                   10,875,000
                                                                                                            -------------
                    TOTAL SHORT-TERM SECURITIES (cost $85,406,216)........................                   85,399,799
                                                                                                            -------------

---------------------

                                                                                              PRINCIPAL
                                         REPURCHASE AGREEMENT -- 6.1%                          AMOUNT          VALUE
                    ----------------------------------------------------------------------------------------------------

                    REPURCHASE AGREEMENT -- 6.1%
                    Joint Repurchase Agreement Account (Note 3)
                      (cost $5,615,000)...................................................   $ 5,615,000    $ 5,615,000
                                                                                                            -------------
                    TOTAL INVESTMENTS --
                      (cost $91,021,216)                           99.7%                                     91,014,799
                    Other assets less liabilities --                0.3                                         231,997
                                                                  -------                                   -------------
                    NET ASSETS --                                 100.0%                                    $91,246,796
                                                                  =======                                   =============

              -----------------------------

              (1) Variable rate security; maturity date reflects next reset date; rate as of November 30, 1996

              See Notes to Financial Statements

                                                           ---------------------

---------------------

   SUNAMERICA SERIES TRUST
   GLOBAL BOND PORTFOLIO               INVESTMENT PORTFOLIO -- NOVEMBER 30, 1996

                                                                                             PRINCIPAL
                                                                                              AMOUNT
                                                                                          (DENOMINATED IN
                                      FOREIGN BONDS & NOTES -- 46.2%                      LOCAL CURRENCY)         VALUE
                    --------------------------------------------------------------------------------------------------------

                    DANISH KRONER -- 2.1%
                    Kingdom of Denmark 9.00% 2000......................................        7,500,000      $   1,444,946
                                                                                                                -----------
                    DEUTSCHE MARK -- 14.9%
                    Republic of Germany 6.50% 2005.....................................        9,000,000          6,176,127
                    Republic of Germany 6.75% 2004.....................................        4,200,000          2,937,624
                    Treuhandanstalt 6.50% 2003.........................................        1,500,000          1,041,057
                                                                                                                -----------
                                                                                                                 10,154,808
                                                                                                                -----------
                    IRISH PUNT -- 2.7%
                    Republic of Ireland 8.00% 2000.....................................        1,000,000          1,808,171
                                                                                                                -----------
                    ITALIAN LIRA -- 6.0%
                    Republic of Italy 10.50% 2000......................................    5,500,000,000          4,085,590
                                                                                                                -----------
                    JAPANESE YEN -- 8.7%
                    International Bank for Reconstruction & Development 6.75% 2001.....      150,000,000          1,616,550
                    Japan Development Bank 6.50% 2001..................................      400,000,000          4,299,824
                                                                                                                -----------
                                                                                                                  5,916,374
                                                                                                                -----------
                    NETHERLANDS GUILDER -- 2.5%
                    Netherlands Government 7.00% 2005..................................        2,700,000          1,717,740
                                                                                                                -----------
                    POUND STERLING -- 5.7%
                    United Kingdom Treasury 7.50% 2006.................................          500,000            839,568
                    United Kingdom Treasury 8.50% 2005.................................        1,700,000          3,076,925
                                                                                                                -----------
                                                                                                                  3,916,493
                                                                                                                -----------
                    SPANISH PESETA -- 2.3%
                    Government of Spain 10.30% 2002....................................      170,000,000          1,539,108
                                                                                                                -----------
                    SWEDISH KRONA -- 1.3%
                    Kingdom of Sweden 6.00% 2005.......................................        6,500,000            916,781
                                                                                                                -----------
                    TOTAL FOREIGN BONDS & NOTES (cost $30,414,688).....................                          31,500,011
                                                                                                                -----------

---------------------

                                                                                             PRINCIPAL
                                         U.S. GOVERNMENT -- 34.5%                             AMOUNT              VALUE
                    --------------------------------------------------------------------------------------------------------

                    U.S. GOVERNMENT -- 34.5%
                    United States Treasury Notes 5.25% 2001............................    $   3,000,000      $   2,947,020
                    United States Treasury Notes 6.38% 2001............................        3,500,000          3,574,375
                    United States Treasury Notes 6.50% 2005............................        3,500,000          3,606,645
                    United States Treasury Notes 6.88% 1999............................        3,000,000          3,087,180
                    United States Treasury Notes 7.00% 2006............................        5,000,000          5,329,700
                    United States Treasury Notes 7.88% 2004............................        4,500,000          5,023,125
                                                                                                                -----------
                    TOTAL U.S. GOVERNMENT (cost $22,612,683)...........................                          23,568,045
                                                                                                                -----------
                    TOTAL INVESTMENT SECURITIES (cost $53,027,371).....................                          55,068,056
                                                                                                                -----------
                                      SHORT-TERM SECURITIES -- 19.1%
                    --------------------------------------------------------------------------------------------------------
                    TIME DEPOSIT -- 19.1%
                    Euroclear Time Deposit with State Street Bank & Trust Co.
                      5.81% due 12/02/96 (cost $13,051,000)............................       13,051,000         13,051,000
                                                                                                                -----------
                    TOTAL INVESTMENTS --
                      (cost $66,078,371)                            99.8%                                        68,119,056
                    Other assets less liabilities --                 0.2                                            102,361
                                                                   -----                                        -----------
                    NET ASSETS --                                  100.0%                                       $68,221,417
                                                                   =====                                        ===========

                                       OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                    ------------------------------------------------------------------------------
                          CONTRACT                   IN              DELIVERY     GROSS UNREALIZED
                         TO DELIVER             EXCHANGE FOR           DATE         APPRECIATION
                    ------------------------------------------------------------------------------
                    *BEF      53,390,063     USD       1,757,987      12/09/96       $   72,020
                     CHF       4,117,000     ITL   5,258,634,150      01/29/97          235,429
                     CHF         758,342     USD         601,000      01/29/97           15,837
                     CHF       4,008,000     USD       3,197,090      01/29/97          104,378
                    *DEM       4,973,654     USD       3,285,000      02/27/97           33,631
                     DEM      10,907,691     USD       7,223,636      02/27/97           93,080
                     DEM       4,600,995     USD       3,017,095      02/27/97            9,341
                     DKK       8,433,000     USD       1,435,918      01/22/97              963
                     ESP     569,782,000     USD       4,408,320      01/16/97           16,560
                     JPY     248,498,000     USD       2,245,518      01/24/97           46,056
                     JPY     421,136,000     USD       3,792,395      01/24/97           64,909
                     NLG       2,967,685     USD       1,739,558      01/09/97           13,456
                     SEK       6,301,000     USD         956,073      01/28/97           15,991
                    *USD          91,858     IEP          57,000      01/08/97            3,957
                    *USD       2,829,830     ESP     367,960,000      01/16/97            6,328
                    *USD         165,492     ITL     252,656,252      01/29/97              678
                    *USD       1,241,339     ITL   1,921,978,000      01/29/97           22,725
                                                                                      ---------
                                                                                        755,339
                                                                                      ---------

                                                           ---------------------

                    OPEN FORWARD FOREIGN CURRENCY CONTRACTS (continued)
                    ------------------------------------------------------------------------------
                          CONTRACT                   IN              DELIVERY     GROSS UNREALIZED
                         TO DELIVER             EXCHANGE FOR           DATE         DEPRECIATION
                    ------------------------------------------------------------------------------
                    *GBP       1,427,847     USD       2,338,813      02/14/97       $  (57,635)
                     GBP       2,468,000     USD       4,067,264      02/14/97          (74,940)
                     IEP       1,125,000     USD       1,797,778      01/08/97          (93,318)
                     ITL   8,415,795,250     USD       5,484,568      01/29/97          (50,410)
                    *USD       1,702,544     BEF      53,390,063      12/09/96          (16,577)
                    *USD       2,521,182     GBP       1,501,580      02/14/97             (984)
                    *USD       3,318,881     DEM       5,014,000      02/27/97          (41,138)
                    *USD       3,380,323     DEM       5,014,000      02/27/97         (102,580)
                                                                                      ---------
                                                                                       (437,582)
                                                                                      ---------
                               Net Unrealized Appreciation....................       $  317,757
                                                                                      =========

              -----------------------------

              * Represents open forward foreign currency contracts and
                offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk

                                                                     JPY -- Japanese Yen
                    BEF -- Belgian Franc    ESP -- Spanish Peseta    NLG -- Netherlands Guilder
                    CHF -- Swiss Franc      GBP -- Pound Sterling    SEK -- Swedish Krona
                    DEM -- Deutsche Mark    IEP -- Irish Punt        USD -- United States
                    DKK -- Danish Kroner    ITL -- Italian Lira      Dollar

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    CORPORATE BOND PORTFOLIO           INVESTMENT PORTFOLIO -- NOVEMBER 30, 1996

                                                                                              PRINCIPAL
                                            BONDS & NOTES -- 93.0%                              AMOUNT         VALUE
                    ----------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 2.7%
                    Apparel & Textiles -- 0.6%
                    Collins & Aikman Corp. 11.50% 2006.....................................   $  100,000    $   106,750
                    Westpoint Stevens, Inc. 9.38% 2005.....................................      100,000        102,750

                    Automotive -- 0.7%
                    Aftermarket Technology Corp. 12.00% 2004...............................      100,000        111,000
                    Exide Corp. 10.00% 2005................................................      100,000        104,250
                    Lear Corp. 9.50% 2006..................................................       50,000         53,750

                    Retail -- 1.4%
                    Penney (J.C.) Co., Inc. 7.65% 2016.....................................      500,000        519,075
                                                                                                            -------------
                                                                                                                997,575
                                                                                                            -------------
                    CONSUMER STAPLES -- 4.0%
                    Food, Beverage & Tobacco -- 3.2%
                    Carr Gottstein Foods Co. 12.00% 2005...................................      100,000        106,000
                    Ralphs Grocery Co. 10.45% 2004.........................................      100,000        103,000
                    RJR Nabisco, Inc. 8.63% 2002...........................................      235,000        243,051
                    RJR Nabisco, Inc. 9.25% 2013...........................................       75,000         77,276
                    Smith's Food & Drug Centers, Inc. 11.25% 2007..........................      100,000        109,000
                    Super Rite Foods, Inc. 10.63% 2002.....................................      500,000        532,500

                    Household Products -- 0.8%
                    Playtex Family Products Corp. 9.00% 2003...............................      100,000         98,000
                    Revlon Consumer Products Corp. 10.50% 2003.............................      100,000        104,500
                    Simmons Co. 10.75% 2006................................................      100,000        104,000
                                                                                                            -------------
                                                                                                              1,477,327
                                                                                                            -------------
                    ENERGY -- 2.9%
                    Energy Services -- 2.6%
                    Arkla, Inc. 9.20% 1997.................................................       65,000         66,904
                    Coastal Corp. 9.75% 2003...............................................      250,000        289,988
                    Tosco Corp. 7.00% 2000.................................................      250,000        255,050
                    Tosco Corp. 7.63% 2006.................................................      350,000        370,716

                    Energy Sources -- 0.3%
                    Mesa Operating Co. 10.63% 2006.........................................      100,000        108,000
                                                                                                            -------------
                                                                                                              1,090,658
                                                                                                            -------------
                    FINANCE -- 28.2%
                    Banks -- 8.3%
                    ABN Amro Holdings NV 7.30% 2026........................................      250,000        246,700
                    African Development Bank 6.88% 2015....................................      500,000        497,545
                    Bank Montreal-Chicago 7.80% 2007.......................................      750,000        802,245
                    Continental Bank NA 12.50% 2001(1).....................................      300,000        369,327
                    Security Pacific Corp. 11.50% 2000.....................................      275,000        324,822
                    Signet Banking Corp. 9.63% 1999........................................      300,000        322,989
                    Union Bank Switzerland-New York 7.25% 2006.............................      500,000        522,965

                    Financial Services -- 16.0%
                    American General Corp. 9.63% 2018......................................      500,000        534,355
                    Case Equipment Loan Trust 7.30% 2002...................................      155,029        157,639
                    Chevy Chase Auto Receivables 5.80% 2002................................      121,279        121,051

                                                           ---------------------

                                                                                              PRINCIPAL
                                           BONDS & NOTES (continued)                            AMOUNT         VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE (continued)
                    Financial Services (continued)
                    CNA Financial Corp. 7.25% 2023.........................................   $  500,000    $   488,710
                    Continental Corp. 8.25% 1999...........................................      100,000        104,727
                    First Nationwide Escrow Corp. 10.63% 2003*.............................      100,000        107,000
                    Ford Capital BV 9.38% 2001.............................................      600,000        670,164
                    Ford Capital BV 9.50% 2001.............................................      400,000        449,216
                    General Motors Acceptance Corp. 5.63% 2001.............................      300,000        292,632
                    Lehman Brothers Holdings, Inc. 6.13% 2001..............................      575,000        568,180
                    Navistar Financial 6.55% 2001..........................................      155,421        156,489
                    Pacific Mutual Life 7.90% 2023*........................................      500,000        527,745
                    Premier Auto Trust 4.90% 1998..........................................       47,118         46,882
                    Premier Auto Trust 7.90% 1999..........................................      120,000        121,612
                    Resolution Funding Corp. zero coupon 2021..............................      640,000        126,822
                    Salomon, Inc. 9.00% 1999...............................................      525,000        555,030
                    Standard Credit Card Master Trust 6.25% 1998...........................      260,000        260,650
                    Swedish Export Credit Corp. 9.88% 2038.................................      500,000        545,295
                    Trizec Finance Corp., Ltd. 10.88% 2005.................................      100,000        110,250

                    Insurance -- 3.9%
                    Conseco, Inc. 10.50% 2004..............................................      600,000        721,338
                    GE Global Insurance Holdings Corp. 7.00% 2026..........................      750,000        746,640
                                                                                                            -------------
                                                                                                             10,499,020
                                                                                                            -------------
                    HEALTHCARE -- 0.7%
                    Health Services -- 0.4%
                    Genesis Health 9.75% 2005..............................................       50,000         52,375
                    Tenet Healthcare Corp. 10.13% 2005.....................................      100,000        110,500

                    Medical Products -- 0.3%
                    Dade International, Inc. 11.13% 2006*..................................      100,000        108,000
                                                                                                            -------------
                                                                                                                270,875
                                                                                                            -------------
                    INDUSTRIAL & COMMERCIAL -- 10.5%
                    Business Services -- 4.1%
                    Allied Waste North America, Inc. 10.25% 2006*..........................       50,000         51,250
                    Joy Technologies, Inc. 10.25% 2003.....................................      600,000        657,000
                    Knoll, Inc. 10.88% 2006................................................      100,000        109,000
                    Prime Succession Acquisition 10.75% 2004*(2)...........................       50,000         53,750
                    Statia Terminals International 11.75% 2003*............................       50,000         50,500
                    United Stationers Supply Co. 12.75% 2005...............................       50,000         55,188
                    Waste Management, Inc. 8.75% 2018......................................      500,000        563,460

                    Machinery -- 0.3%
                    Alvey Systems, Inc. 11.38% 2003........................................      100,000        104,000

                    Multi-Industry -- 3.5%
                    EnviroSource, Inc. 9.75% 2003..........................................       50,000         47,000
                    Four M Corp. 12.00% 2006...............................................       50,000         52,375
                    News America Holdings, Inc. 10.13% 2012................................      500,000        592,190
                    Tenneco, Inc. 10.00% 1998..............................................      555,000        590,115

                    Transportation -- 2.6%
                    Ameritruck Distribution Corp. 12.25% 2005..............................       50,000         48,750
                    Gearbulk Holdings Ltd. 11.25% 2004.....................................      100,000        109,000
                    Stena Lines AB 10.50% 2005.............................................      100,000        107,000
                    Transport Ocean Container Corp. 12.25% 2004............................      600,000        716,250
                                                                                                            -------------
                                                                                                              3,906,828
                                                                                                            -------------
                    INFORMATION & ENTERTAINMENT -- 9.1%
                    Broadcasting & Media -- 5.7%
                    Bell Cablemedia PLC zero coupon 2004(3)................................      150,000        128,250

---------------------

                                                                                              PRINCIPAL
                                           BONDS & NOTES (continued)                            AMOUNT         VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT (continued)
                    Broadcasting & Media (continued)
                    Chancellor Broadcasting Co. 9.38% 2004.................................   $  100,000    $    99,750
                    Comcast UK Cable Partners Ltd. zero coupon 2007(3).....................      175,000        119,437
                    Heritage Media Corp. 8.75% 2006........................................      100,000         97,000
                    Nextel Communications, Inc. zero coupon 2003(3)........................      100,000         75,250
                    Paramount Communications, Inc. 8.25% 2022..............................      500,000        478,385
                    Peoples Choice TV Corp. zero coupon 2004(1)(3).........................       50,000         21,500
                    SFX Broadcasting, Inc. 10.75% 2006.....................................      100,000        105,000
                    Sinclair Broadcast Group, Inc. 10.00% 2005.............................      100,000        101,000
                    Sullivan Broadcasting 10.25% 2005......................................      100,000        100,500
                    Time Warner, Inc. 7.45% 1998...........................................      290,000        294,443
                    Valassis Inserts, Inc. 9.38% 1999......................................      500,000        513,865

                    Cable -- 2.5%
                    Cablevision Systems Corp. 9.25% 2005...................................      100,000         97,750
                    Continental Cablevision, Inc. 9.50% 2013...............................      500,000        580,730
                    Echostar Satellite Broadcasting Corp. zero coupon 2004(3)..............      100,000         76,000
                    Rogers Cablesystems Ltd. 10.00% 2007...................................      100,000        104,750
                    UIH Australia Pacific, Inc. zero coupon 2006(3)........................      100,000         52,500

                    Entertainment Products -- 0.1%
                    Cobblestone Golf Group, Inc. 11.50% 2003...............................       50,000         51,500

                    Leisure & Tourism -- 0.8%
                    AMF Group, Inc. zero coupon 2006(3)....................................      200,000        127,500
                    Courtyard Marriott Ltd. 10.75% 2008(2).................................       50,000         52,750
                    Six Flags Theme Parks, Inc. zero coupon 2005(3)........................      125,000        115,000
                                                                                                            -------------
                                                                                                              3,392,860
                                                                                                            -------------
                    INFORMATION TECHNOLOGY -- 6.8%
                    Communication Equipment -- 2.3%
                    Australis Holdings Ltd. zero coupon 2002*(3)...........................       50,000         28,375
                    Cablevision Industries Corp. 10.75% 2002...............................      670,000        733,590
                    Lenfest Communications, Inc. 10.50% 2006...............................      100,000        104,000

                    Computers & Business Equipment -- 1.5%
                    Harris Corp. 10.38% 2018...............................................      500,000        557,855

                    Electronics -- 0.2%
                    Advanced Micro Devices, Inc. 11.00% 2003...............................       50,000         54,125

                    Paging -- 0.3%
                    Paging Network, Inc. 10.13% 2007.......................................      100,000        100,250

                    Telecommunications -- 2.5%
                    360 Communications Co. 7.13% 2003......................................      160,000        160,758
                    Anixter, Inc. 8.00% 2003...............................................      500,000        519,925
                    Brooks Fiber Properties, Inc. zero coupon 2006(3)......................      100,000         65,500
                    Teleport Communications Group zero coupon 2007(3)......................      100,000         67,750
                    Vanguard Cellular Systems, Inc. 9.38% 2006.............................      100,000        100,375
                                                                                                            -------------
                                                                                                              2,492,503
                                                                                                            -------------
                    MATERIALS -- 3.2%
                    Chemicals -- 1.4%
                    Arcadian Partners L.P. 10.75% 2005.....................................      100,000        111,375
                    Crain Industry, Inc. 13.50% 2005(2)....................................       50,000         55,625
                    Harris Chemical North America, Inc. 10.25% 2001........................      100,000        103,250
                    HS Resources, Inc. 9.25% 2006*.........................................       50,000         50,781
                    Royal Oak Mines 11.00% 2006............................................       50,000         51,500
                    Sterling Chemicals, Inc. 11.75% 2006...................................       50,000         51,000
                    Viridian, Inc. 9.75% 2003..............................................      100,000        109,000

                                                           ---------------------

                                                                                              PRINCIPAL
                                           BONDS & NOTES (continued)                            AMOUNT         VALUE
                    ----------------------------------------------------------------------------------------------------
                    MATERIALS (continued)
                    Forest Products -- 1.1%
                    Buckeye Cellulose Corp. 9.25% 2008.....................................   $  100,000    $   103,000
                    Owens-Illinois, Inc. 10.50% 2002.......................................      100,000        105,250
                    Packaging Resources, Inc. 11.63% 2003(2)...............................       50,000         52,750
                    Riverwood International Corp. 10.88% 2008..............................      100,000         90,000
                    Stone Container Corp. 11.50% 2004......................................       50,000         52,000

                    Metals & Minerals -- 0.7%
                    GS Technologies, Inc. 12.25% 2005......................................      100,000        107,000
                    Republic Engineered Steels, Inc. 9.88% 2001............................       50,000         46,000
                    Ryderson Tull, Inc. 9.13% 2006.........................................      100,000        104,500
                                                                                                            -------------
                                                                                                              1,193,031
                                                                                                            -------------
                    NON-U.S. GOVERNMENT OBLIGATIONS -- 3.1%
                    Foreign Government -- 3.1%
                    Province of Quebec 13.25% 2014.........................................      290,000        352,159
                    Republic Of Columbia 7.25% 2003........................................      250,000        247,200
                    Republic of South Africa 9.63% 1999....................................      500,000        534,375
                                                                                                            -------------
                                                                                                              1,133,734
                                                                                                            -------------
                    REAL ESTATE -- 2.0%
                    Real Estate Investment Trusts -- 2.0%
                    Chelsea GCA Realty, Inc. 7.75% 2001....................................      150,000        152,407
                    Price REIT, Inc. 7.50% 2006............................................      500,000        513,355
                    Tanger Properties Ltd. 8.75% 2001......................................       85,000         86,091
                                                                                                            -------------
                                                                                                                751,853
                                                                                                            -------------
                    U.S. GOVERNMENT & AGENCIES -- 18.0%
                    U.S. Government & Agencies -- 18.0%
                    Federal Home Loan Mortgage Corp. 7.50% 2026............................    1,000,580      1,013,708
                    Federal Home Loan Mortgage Corp. 8.20% 1998............................      110,000        110,378
                    Federal National Mortgage Association 6.50% 2011.......................    1,480,314      1,467,820
                    Federal National Mortgage Association 8.50% 2005.......................      750,000        799,920
                    Government National Mortgage Association 8.00% 2026....................    1,498,914      1,544,811
                    United States Treasury Bonds 8.50% 2020................................      120,000        148,687
                    United States Treasury Bonds 8.75% 2017................................       90,000        113,203
                    United States Treasury Bonds Strip zero coupon 2020....................      430,000         89,857
                    United States Treasury Bonds Strip zero coupon 2020....................    6,640,000      1,413,922
                                                                                                            -------------
                                                                                                              6,702,306
                                                                                                            -------------
                    UTILITIES -- 1.8%
                    Electric Utilities -- 1.6%
                    California Energy, Inc. 10.25% 2004....................................      100,000        103,500
                    Tenaga Nasional 7.50% 2025*............................................      500,000        506,425

                    Telephone -- 0.2%
                    Millicom International Cellular zero coupon 2006(3)....................      100,000         59,500
                                                                                                            -------------
                                                                                                                669,425
                                                                                                            -------------
                    TOTAL BONDS & NOTES (cost $33,442,054).................................                  34,577,995
                                                                                                            -------------

---------------------

                                            PREFERRED STOCK -- 0.6%                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT -- 0.2%
                    Broadcasting & Media -- 0.2%
                    K-III Communications Corp. 11.63%......................................        1,059    $   104,837
                                                                                                            -------------
                    INFORMATION TECHNOLOGY -- 0.4%
                    Telecommunications -- 0.4%
                    PanAmSat, L.P. 12.75%..................................................          106        130,701
                                                                                                            -------------
                    TOTAL PREFERRED STOCK (cost $214,250)..................................                     235,538
                                                                                                            -------------
                    TOTAL INVESTMENT SECURITIES (cost $33,656,304).........................                  34,813,533
                                                                                                            -------------
                                                                                              PRINCIPAL
                                         SHORT-TERM SECURITIES -- 5.4%                          AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    CORPORATE SHORT-TERM NOTES -- 4.3%
                    British Aerospace PLC 7.55% due 5/15/97*...............................   $  100,000        100,598
                    Capital One Bank 8.33% due 2/10/97.....................................      575,000        577,380
                    Comdisco, Inc. 7.33% due 3/6/97........................................      200,000        200,860
                    Comdisco, Inc. 9.75% due 1/15/97.......................................      275,000        276,172
                    First USA Bank 8.10% due 2/21/97.......................................      250,000        251,175
                    Tele-Communications, Inc. 7.00% due 8/4/97.............................      200,000        201,232
                    TIME DEPOSIT -- 1.1%
                    Cayman Island Time Deposit with State Street Bank & Trust Co.
                      2.75% due 12/02/96...................................................      417,000        417,000
                                                                                                            -------------
                    TOTAL SHORT-TERM SECURITIES (cost $2,022,527)..........................                   2,024,417
                                                                                                            -------------
                    TOTAL INVESTMENTS --
                      (cost $35,678,831)                                 99.0%                               36,837,950
                    Other assets less liabilities --                      1.0                                   369,457
                                                                        -----                               -------------
                    NET ASSETS --                                       100.0%                              $37,207,407
                                                                        =====                               =============

              -----------------------------

              *   Resale restricted to qualified institutional buyers

              (1) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants

              (2) Fair valued security; see Note 2

              (3) Represents a zero coupon bond which will convert to an interest-bearing security at a later date

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    HIGH-YIELD BOND PORTFOLIO          INVESTMENT PORTFOLIO -- NOVEMBER 30, 1996

                                                                                             PRINCIPAL
                                            BONDS & NOTES -- 96.3%                             AMOUNT          VALUE
                    ----------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 5.8%
                    Automotive -- 0.8%
                    Am General Corp. 12.88% 2002..........................................   $1,000,000    $    945,000

                    Retail -- 5.0%
                    E&S Holdings Corp. 10.38% 2006*.......................................    1,000,000       1,036,250
                    Finlay Fine Jewelry Corp. 10.63% 2003.................................    1,000,000       1,035,000
                    Specialty Retailers, Inc. 10.00% 2000.................................    2,000,000       2,050,000
                    Thrifty PayLess Holdings, Inc. 12.25% 2004............................    1,300,000       1,521,000
                                                                                                           ------------
                                                                                                              6,587,250
                                                                                                           ------------
                    CONSUMER STAPLES -- 3.7%
                    Food Retail -- 1.8%
                    Kash 'N Karry Food Stores, Inc. 11.50% 2003...........................    2,000,000       2,000,000

                    Food, Beverage & Tobacco -- 1.9%
                    Smith's Food & Drug Centers, Inc. 11.25% 2007.........................    2,000,000       2,180,000
                                                                                                           ------------
                                                                                                              4,180,000
                                                                                                           ------------
                    ENERGY -- 3.2%
                    Energy Services -- 2.3%
                    DeepTech International, Inc. 12.00% 2000..............................      500,000         527,500
                    Mesa Operating Co. zero coupon 2006(1)................................    3,000,000       2,025,000

                    Energy Sources -- 0.9%
                    Flores & Rucks, Inc. 9.75% 2006.......................................    1,000,000       1,052,500
                                                                                                           ------------
                                                                                                              3,605,000
                                                                                                           ------------
                    FINANCE -- 3.8%
                    Financial Services -- 3.8%
                    Dollar Financial Group, Inc. 10.88% 2006*.............................    2,000,000       2,027,500
                    Homeside, Inc. 11.25% 2003*...........................................    2,000,000       2,230,000
                                                                                                           ------------
                                                                                                              4,257,500
                                                                                                           ------------
                    HEALTHCARE -- 9.9%
                    Health Services -- 8.5%
                    Abbey Healthcare Group, Inc. 9.50% 2002...............................    2,000,000       2,090,000
                    OrNda Healthcorp. 12.25% 2002.........................................    1,000,000       1,071,250
                    Quorum Health Group, Inc. 8.75% 2005..................................    2,000,000       2,055,000
                    Tenet Healthcare Corp. 8.63% 2003.....................................    2,000,000       2,130,000
                    Tenet Healthcare Corp. 10.13% 2005....................................    2,000,000       2,210,000

                    Medical Products -- 1.4%
                    Dade International, Inc. 11.13% 2006*.................................    1,500,000       1,620,000
                                                                                                           ------------
                                                                                                             11,176,250
                                                                                                           ------------
                    INDUSTRIAL & COMMERCIAL -- 17.4%
                    Business Services -- 15.5%
                    Allied Waste North America, Inc. 10.25% 2006*.........................    2,000,000       2,042,500
                    Core Mark International, Inc. 11.38% 2003*............................    1,000,000       1,016,250
                    Imed Corp. 9.75% 2006*................................................    2,000,000       2,025,000
                    Iron Mountain, Inc. 10.13% 2006.......................................    1,000,000       1,055,000
                    Katz Corp. 12.75% 2002................................................    1,000,000       1,116,250
                    Lifestyle Furnishings International Ltd. 10.88% 2006*.................    2,000,000       2,120,000

---------------------

                                                                                             PRINCIPAL
                                          BONDS & NOTES (continued)                            AMOUNT          VALUE
                    ----------------------------------------------------------------------------------------------------
                    INDUSTRIAL & COMMERCIAL (continued)
                    Business Services (continued)
                    Muzak L.P. 10.00% 2003................................................   $1,000,000    $  1,011,250
                    Pillowtex Corp. 10.00% 2006*..........................................    2,000,000       2,037,500
                    Printpack, Inc. 10.63% 2006*..........................................    1,000,000       1,040,000
                    Rayovac Corp. 10.25% 2006*............................................    2,000,000       2,045,000
                    Ryder TRS, Inc. 10.00% 2006*..........................................    2,000,000       2,037,500

                    Multi-Industry -- 1.9%
                    International Semi-Tech Microelectronic, Inc. zero coupon 2003(1).....    2,000,000       1,240,000
                    J.B. Poindexter & Co. 12.50% 2004.....................................    1,000,000         967,500
                                                                                                           ------------
                                                                                                             19,753,750
                                                                                                           ------------
                    INFORMATION & ENTERTAINMENT -- 27.4%
                    Broadcasting & Media -- 11.1%
                    Jcac, Inc. 10.13% 2006................................................    1,000,000       1,025,000
                    Kabelmedia Holding zero coupon 2006...................................    2,000,000       1,090,000
                    NWCG Holding Corp. zero coupon 1999...................................    3,000,000       2,490,000
                    Park Broadcasting, Inc. 11.75% 2004*..................................    1,500,000       1,751,250
                    SFX Broadcasting, Inc. 10.75% 2006....................................    2,000,000       2,100,000
                    Sinclair Broadcast Group, Inc. 10.00% 2005............................    2,000,000       2,020,000
                    Universal Outdoor Holdings, Inc. 9.75% 2006...........................    2,000,000       2,040,000

                    Cable -- 11.9%
                    Bell Cablemedia PLC zero coupon 2005(1)...............................    1,750,000       1,373,750
                    Century Communications Corp. 11.88% 2003..............................    2,000,000       2,135,000
                    Comcast UK Cable Partners Ltd. zero coupon 2007.......................    1,000,000         682,500
                    Diamond Cable Communications PLC zero coupon 2005(1)..................    1,000,000         697,500
                    Echostar Communications Corp. zero coupon 2004(1).....................    1,000,000         810,000
                    Echostar Satellite Broadcasting Corp. zero coupon 2004(1).............    1,250,000         950,000
                    International CableTel, Inc. zero coupon 2005(1)......................    1,000,000         712,500
                    International CableTel, Inc. zero coupon 2006(1)......................    1,000,000         640,000
                    Mettler Toledo, Inc. 9.75% 2006.......................................    1,000,000       1,045,000
                    Telewest PLC zero coupon 2007(1)......................................    1,875,000       1,270,313
                    UIH Australia Pacific, Inc. zero coupon 2006(1).......................    1,500,000         787,500
                    United International Holdings, Inc. zero coupon 1999(2)...............    2,250,000       1,586,250
                    Videotron Holdings PLC zero coupon 2005(1)............................    1,000,000         787,500

                    Gaming -- 2.6%
                    Casino America, Inc. 12.50% 2003......................................    1,000,000         970,000
                    Showboat, Inc. 13.00% 2009............................................    1,000,000       1,095,000
                    Trump Atlantic City Associates 11.25% 2006............................    1,000,000         945,000

                    Leisure & Tourism -- 1.8%
                    HMH Properties, Inc. 9.50% 2005.......................................    2,000,000       2,065,000
                                                                                                           ------------
                                                                                                             31,069,063
                                                                                                           ------------
                    INFORMATION TECHNOLOGY -- 18.3%
                    Cellular -- 6.7%
                    Cellular Communications International, Inc. zero coupon 2000..........    1,000,000         660,000
                    Cellular Communications International, Inc. zero coupon 2000(2).......    2,000,000       1,375,000
                    Comcast Cellular Corp. zero coupon 2000...............................    1,500,000       1,080,000
                    Intercel, Inc. zero coupon 2006(1)....................................    1,000,000         607,500
                    Pricecellular Wireless Corp. zero coupon 2003(1)......................    1,000,000         842,500
                    Pricecellular Wireless Corp. zero coupon 2001(1)......................    1,000,000         985,000
                    Western Wireless Corp. 10.50% 2006....................................    2,000,000       2,060,000

                    Computers & Business Equipment -- 1.9%
                    Twin Laboratories, Inc. 10.25% 2006...................................    1,000,000       1,041,875
                    Unisys Corp. 11.75% 2004..............................................    1,000,000       1,045,000

                                                           ---------------------

                                                                                             PRINCIPAL
                                          BONDS & NOTES (continued)                            AMOUNT          VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY (continued)
                    Electronics -- 1.9%
                    Advanced Micro Devices, Inc. 11.00% 2003..............................   $2,000,000    $  2,165,000

                    Paging -- 2.7%
                    Paging Network, Inc. 10.00% 2008*.....................................    2,000,000       1,997,500
                    Paging Network, Inc. 11.75% 2002......................................    1,000,000       1,080,000

                    Telecommunications -- 5.1%
                    Hyperion Telecommunications, Inc. zero coupon 2003(1)*................    2,500,000       1,393,750
                    MFS Communications, Inc. zero coupon 2006(1)..........................    1,000,000         725,000
                    PanAmSat, L.P. zero coupon 2003(1)....................................    2,500,000       2,300,000
                    Teleport Communications Group zero coupon 2007(1).....................    2,000,000       1,355,000
                                                                                                           ------------
                                                                                                             20,713,125
                                                                                                           ------------
                    MATERIALS -- 5.7%
                    Chemicals -- 0.9%
                    LaRoche Industries, Inc. 13.00% 2004..................................    1,000,000       1,065,000

                    Forest Products -- 1.6%
                    American Pad & Paper Co. 13.00% 2005..................................      650,000         757,250
                    Stone Container Corp. 11.88% 1998.....................................    1,000,000       1,065,000

                    Metals & Minerals -- 3.2%
                    Renco Metals, Inc. 11.50% 2003........................................    2,000,000       2,100,000
                    WCI Steel, Inc. 10.00% 2004*..........................................    1,500,000       1,511,250
                                                                                                           ------------
                                                                                                              6,498,500
                                                                                                           ------------
                    UTILITIES -- 1.1%
                    Telephone -- 1.1%
                    Millicom International Cellular SA zero coupon 2006(1)................    2,000,000       1,190,000
                                                                                                           ------------
                    TOTAL BONDS & NOTES (cost $104,171,085)...............................                  109,030,438
                                                                                                           ------------

                                             COMMON STOCK -- 0.0%                              SHARES
                    ----------------------------------------------------------------------------------------------------
                    CONSUMER STAPLES -- 0.0%
                    Food, Beverage & Tobacco -- 0.0%
                    Smith's Food & Drug Centers, Inc. ....................................        1,505          45,526
                                                                                                           ------------
                    INFORMATION & ENTERTAINMENT -- 0.0%
                    Gaming -- 0.0%
                    Capital Gaming International, Inc.+ ..................................       40,000           1,875
                                                                                                           ------------
                    TOTAL COMMON STOCK (cost $156,260)....................................                       47,401
                                                                                                           ------------
                                           PREFERRED STOCK -- 1.0%
                    ----------------------------------------------------------------------------------------------------
                    MATERIALS -- 1.0%
                    Forest Products -- 1.0%
                    SDW Holdings Corp. 14.00% (cost $950,530)*(3).........................       37,000       1,091,500
                                                                                                           ------------
                                              WARRANTS -- 0.1%+
                    ----------------------------------------------------------------------------------------------------
                    CONSUMER STAPLES -- 0.0%
                    Household Products -- 0.0%
                    Chattem, Inc. 6/17/99.................................................        1,000           3,375
                                                                                                           ------------

---------------------

                                             WARRANTS (continued)                              SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT -- 0.0%
                    Cable -- 0.0%
                    United International Holdings, Inc. 11/15/99..........................        1,750    $      4,375

                    Gaming -- 0.0%
                    Fitzgerald Gaming Corp.*(3) 3/15/99...................................        2,000          20,000
                                                                                                           ------------
                                                                                                                 24,375
                                                                                                           ------------
                    INFORMATION TECHNOLOGY -- 0.1%
                    Telecommunications -- 0.1%
                    Hyperion Telecommunications, Inc.* 4/15/01............................        2,500          68,750
                                                                                                           ------------
                    MATERIALS -- 0.0%
                    Forest Products -- 0.0%
                    SDW Holdings Corp.*(3) 12/15/06.......................................        3,700          48,100
                                                                                                           ------------
                    TOTAL WARRANTS (cost $142,784)........................................                      144,600
                                                                                                           ------------
                    TOTAL INVESTMENT SECURITIES (cost $105,420,658).......................                  110,313,939
                                                                                                           ------------
                                                                                             PRINCIPAL
                                         REPURCHASE AGREEMENT -- 3.2%                          AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    REPURCHASE AGREEMENT -- 3.2%
                    Joint Repurchase Agreement Account (Note 3)
                      (cost $3,610,000)...................................................   $3,610,000       3,610,000
                                                                                                           ------------
                    TOTAL INVESTMENTS --
                      (cost $109,030,658)                             100.6%                                113,923,939
                    Liabilities in excess of other assets --               (0.6)                               (694,846)
                                                                                    ------                 ------------
                    NET ASSETS --                                   100.0%                                 $113,229,093
                                                                                                           ============
                                                                                    ------
                                                                                    ------

              -----------------------------

              +   Non-income producing securities

              *   Resale restricted to qualified institutional buyers

              (1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date

              (2) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants

              (3) Fair valued security; see Note 2

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    WORLDWIDE HIGH INCOME
    PORTFOLIO                          INVESTMENT PORTFOLIO -- NOVEMBER 30, 1996

                                                                                             PRINCIPAL
                                         BONDS & NOTES -- 85.0%                               AMOUNT              VALUE
                    --------------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 3.3%
                    Housing -- 2.7%
                    Companhia Brasileira de Petroleo Ipiranga 12.50% 1997............     $       800,000     $     816,000
                    Companhia Brasileira de Petroleo Ipiranga 12.50% 1997*...........             500,000           510,000

                    Retail -- 0.6%
                    Cole National Group, Inc. 9.88% 2006*............................             170,000           172,550
                    K-Mart Corp. 8.38% 2022..........................................             135,000           109,350
                                                                                                               ------------
                                                                                                                  1,607,900
                                                                                                               ------------
                    CONSUMER STAPLES  0.9%
                    Food, Beverage & Tobacco -- 0.1%
                    International Home Foods, Inc. 10.38% 2006*......................              50,000            51,375

                    Household Products -- 0.8%
                    Revlon Worldwide Corp. zero coupon 1998..........................             445,000           384,369
                                                                                                               ------------
                                                                                                                    435,744
                                                                                                               ------------
                    ENERGY -- 0.8%
                    Energy Services -- 0.2%
                    Parker Drilling Corp. 9.75% 2006*................................              80,000            82,900

                    Energy Sources -- 0.6%
                    Flores & Rucks, Inc. 9.75% 2006..................................             115,000           121,038
                    Nuevo Energy Co. 9.50% 2006......................................             175,000           182,000
                                                                                                               ------------
                                                                                                                    385,938
                                                                                                               ------------
                    FINANCE -- 7.6%
                    Financial Services -- 7.5%
                    Alps Series 96-1 12.75% 2006*....................................             150,000           155,437
                    Dillon Read Structured Finance Corp. 6.66% 2010..................              95,164            77,294
                    Dillon Read Structured Finance Corp. 7.60% 2007..................             291,263           262,218
                    First Nationwide Escrow Corp. 10.63% 2003*.......................              65,000            69,550
                    First Nationwide Holdings, Inc. 9.13% 2003*......................              90,000            90,900
                    Homeside, Inc. 11.25% 2003*......................................              40,000            44,600
                    Russia Federation Ministry Finance GDR 3.00% 2003*...............           4,800,000         2,916,000
                    Stone Container Finance Co. 11.50% 2006*.........................              80,000            81,600

                    Insurance -- 0.1%
                    Home Holdings, Inc. 8.63% 2003(1)................................              95,000            26,600
                                                                                                               ------------
                                                                                                                  3,724,199
                                                                                                               ------------
                    INDUSTRIAL & COMMERCIAL -- 5.9%
                    Aerospace & Military Technology -- 0.3%
                    Jet Equipment Trust 11.79% 2013*.................................             100,000           123,060

                    Business Services -- 2.9%
                    ISP Holdings, Inc. 9.00% 2003*...................................             165,000           168,506
                    Norcal Waste Systems, Inc. 12.75% 2005...........................             215,000           236,500
                    Tevecap SA 12.63% 2004...........................................           1,000,000         1,026,250

                    Electrical Equipment -- 0.2%
                    Digital Equipment Corp. 8.63% 2012...............................              85,000            84,945

---------------------

                                                                                             PRINCIPAL
                                        BONDS & NOTES (continued)                             AMOUNT              VALUE
                    --------------------------------------------------------------------------------------------------------
                    INDUSTRIAL & COMMERCIAL (continued)
                    Multi-Industry -- 2.0%
                    Iochpe Maxion SA 12.38% 2002.....................................     $       500,000     $     487,500
                    Iochpe Maxion SA 12.38% 2002*....................................             500,000           487,500

                    Transportation -- 0.5%
                    Southland Corp. 5.00% 2003.......................................             295,000           242,638
                                                                                                               ------------
                                                                                                                  2,856,899
                                                                                                               ------------
                    INFORMATION & ENTERTAINMENT -- 7.3%
                    Broadcasting & Media -- 2.6%
                    Comcast Corp. 9.38% 2005.........................................             255,000           263,925
                    Grupo Televisa SA de CV zero coupon 2008(2)......................             950,000           621,062
                    Marvel Parent Holdings, Inc. zero coupon 1998....................             150,000            22,500
                    Viacom, Inc. 8.00% 2006..........................................             385,000           373,423

                    Cable -- 2.8%
                    Cablevision Systems Corp. 9.25% 2005.............................             150,000           146,625
                    Cablevision Systems Corp. 9.88% 2006.............................             205,000           206,025
                    Echostar Satellite Broadcasting Corp. zero coupon 2004*(2).......             355,000           269,800
                    Marcus Cable Co. L.P. zero coupon 2005(2)........................             285,000           195,225
                    Rogers Cablesystems Ltd. 10.00% 2005(2)..........................             295,000           314,913
                    Telewest PLC zero coupon 2007(2).................................             385,000           260,838

                    Gaming -- 0.5%
                    Grand Casino, Inc. 10.13% 2003...................................             180,000           181,350
                    Station Casinos, Inc. 9.63% 2003.................................              70,000            68,250

                    Leisure & Tourism -- 1.4%
                    Boyd Gaming Corp. 9.25% 2003.....................................             140,000           136,675
                    Courtyard Marriott Ltd. 10.75% 2008..............................             175,000           184,844
                    Host Marriott Corp. Acquisition Properties, Inc. 9.00% 2007......             180,000           180,000
                    Host Marriott Travel Plazas 9.50% 2005...........................             180,000           185,400
                                                                                                               ------------
                                                                                                                  3,610,855
                                                                                                               ------------
                    INFORMATION TECHNOLOGY -- 7.3%
                    Cellular -- 0.8%
                    Comcast Cellular Corp. zero coupon 2000..........................             390,000           281,775
                    Rogers Communications, Inc. 9.13% 2006...........................              90,000            89,100

                    Electronics -- 0.4%
                    Advanced Micro Devices, Inc. 11.00% 2003.........................             200,000           217,000

                    Paging -- 0.4%
                    Paging Network, Inc. 10.00% 2008*................................             100,000           100,000
                    Paging Network, Inc. 10.13% 2007.................................              80,000            80,200

                    Telecommunications -- 5.7%
                    Brooks Fiber Properties, Inc. zero coupon 2006(2)................             325,000           212,875
                    Brooks Fiber Properties, Inc. zero coupon 2006*(2)...............             110,000            69,437
                    Comtel Brasileira Ltd. 10.75% 2004*..............................           1,050,000         1,085,700
                    Dial Callable Communications, Inc. zero coupon 2004(2)...........             600,000           417,000
                    IXC Communications, Inc. 12.50% 2005.............................             170,000           183,600
                    Lenfest Communications, Inc. 8.38% 2005..........................             310,000           299,925
                    MFS Communications, Inc. zero coupon 2006(2).....................             505,000           366,125
                    TCI Communications, Inc. 7.88% 2026..............................             205,000           182,803
                                                                                                               ------------
                                                                                                                  3,585,540
                                                                                                               ------------
                    MATERIALS -- 6.4%
                    Forest Products -- 2.7%
                    Gaylord Container Corp. 11.50% 2001..............................             250,000           266,250
                    Gaylord Container Corp. 12.75% 2005..............................              40,000            43,800
                    Grupo International Durango SA de CV 12.63% 2003.................             500,000           541,250

                                                           ---------------------

                                                                                             PRINCIPAL
                                        BONDS & NOTES (continued)                             AMOUNT              VALUE
                    --------------------------------------------------------------------------------------------------------
                    MATERIALS (continued)
                    Forest Products (continued)
                    Owens Illinois, Inc. 11.00% 2003.................................     $       190,000     $     210,188
                    S.D. Warren Co. 12.00% 2004......................................             135,000           141,750
                    TLC Beatrice International Holdings, Inc. 11.50% 2005............             130,000           136,662

                    Metals & Minerals -- 3.7%
                    Tolmex SA de CV 8.38% 2003.......................................           2,000,000         1,810,000
                    United States Can Corp. 10.13% 2006..............................              25,000            26,125
                                                                                                             ---------------
                                                                                                                  3,176,025
                                                                                                             ---------------
                    NON-U.S. GOVERNMENT OBLIGATIONS -- 38.0%
                    Foreign Government -- 38.0%
                    Federative Republic of Brazil 4.76% 2014(3)(4)...................           2,478,082         1,809,000
                    Jamaica Government Bonds 12.00% 1999.............................           2,000,000         2,000,000
                    Republic of Argentina 8.38% 2003.................................           1,500,000         1,400,625
                    Republic of Argentina 11.00% 2006................................           1,000,000         1,043,750
                    Republic of Bulgaria 2.25% 2012(3)...............................           2,500,000           917,175
                    Republic of Bulgaria. 6.69% 2024(3)..............................           1,000,000           544,370
                    Republic of Ecuador 6.50% 2015(3)(4).............................           2,273,389         1,369,716
                    Republic of Panama 3.50% 2014(3).................................           1,250,000           854,688
                    Republic of Philippines 6.44% 2009(3)............................           1,600,000         1,552,000
                    Republic of Venezuela (Oil Warrants Attached) 6.44% 2020(3)......             500,000           403,125
                    Republic of Venezuela 6.63% 2007(3)..............................           4,250,000         3,708,125
                    United Mexican States 11.38% 2016................................           3,000,000         3,108,750
                                                                                                             ---------------
                                                                                                                 18,711,324
                                                                                                             ---------------
                    UTILITIES -- 7.5%
                    Electric Utilities -- 3.6%
                    Cleveland Electric Illuminating Co. 8.38% 2011...................              25,000            24,136
                    Cleveland Electric Illuminating Co. 9.50% 2005...................             250,000           270,363
                    Hidroelectrica Piedra Aguila 10.63% 2001*........................           1,300,000         1,345,500
                    Midland Cogeneration 10.33% 2002.................................             104,735           111,281
                    Midland Cogeneration, Series C-91 10.33% 2002....................              18,012            19,138
                    Midland Funding Corp. 11.75% 2005................................              40,000            44,453

                    Gas & Pipeline Utilities -- 3.3%
                    Bridas Corp. 12.50% 1999.........................................           1,500,000         1,599,375

                    Telephone -- 0.6%
                    Occidente Y Caribe Celular SA zero coupon 2004*(2)(5)............             400,000           203,000
                    Philippine Long Distance Telephone 9.25% 2006....................             100,000           108,937
                                                                                                             ---------------
                                                                                                                  3,726,183
                                                                                                             ---------------
                    TOTAL BONDS & NOTES (cost $38,907,783)...........................                            41,820,607
                                                                                                             ---------------

                                         PREFERRED STOCK -- 1.4%                              SHARES
                    --------------------------------------------------------------------------------------------------------
                    HEALTHCARE -- 0.2%
                    Medical Products -- 0.2%
                    Fresenius Medical Care...........................................                  90            91,602
                                                                                                             ---------------

                    INFORMATION & ENTERTAINMENT -- 1.2%
                    Broadcasting & Media -- 1.2%
                    TCI Pacific Communications, Inc. 5.00%...........................               1,830           160,811
                    Time Warner, Inc. Series M 10.25%................................                 423           461,070
                                                                                                             ---------------
                                                                                                                    621,881
                                                                                                             ---------------
                    TOTAL PREFERRED STOCK (cost $675,514)............................                               713,483
                                                                                                             ---------------

---------------------

                                                                                             PRINCIPAL
                                  LOAN PARTICIPATION AGREEMENT -- 1.0%                        AMOUNT              VALUE
                    --------------------------------------------------------------------------------------------------------
                    LOAN PARTICIPATION AGREEMENT -- 1.0%
                    Russia BFEA Loan Agreement+ (cost $485,250)......................     $       600,000     $     470,250
                                                                                                             ---------------
                    TOTAL INVESTMENT SECURITIES (cost $40,068,547)...................                            43,004,340
                                                                                                             ---------------
                                       SHORT-TERM SECURITIES--3.4%
                    --------------------------------------------------------------------------------------------------------
                    CORPORATE SHORT-TERM NOTES -- 3.4%
                    Banamex Pagare 14.52% due 10/23/97...............................       MXN 6,446,250           648,875
                    Empresas La Moderna 10.25% due 11/12/97..........................           1,000,000         1,023,750
                                                                                                             ---------------
                    TOTAL SHORT-TERM SECURITIES (cost $1,707,090)....................                             1,672,625
                                                                                                             ---------------
                                      REPURCHASE AGREEMENT -- 8.5%
                    --------------------------------------------------------------------------------------------------------
                    REPURCHASE AGREEMENT -- 8.5%
                    Agreement with State Street Bank & Trust Co., bearing interest of
                      4.00% dated 11/29/96 to be repurchased 12/02/96 in the amount of $4,208,402 and collateralized by $4,225,000 U.S. Treasury
                      Notes 6.00% due 9/30/98 (cost $4,207,000)......................     $     4,207,000         4,207,000
                                                                                                             ---------------
                    TOTAL INVESTMENTS --
                      (cost $45,982,637)                                        99.3%                             48,883,965
                    Other assets less liabilities --                             0.7                                 320,532
                                                                               ------                        ---------------
                    NET ASSETS --                                              100.0%                          $  49,204,497
                                                                               ======                         =============

              -----------------------------

               +  Non-income producing security; security in default

              *   Resale restricted to qualified institutional buyers

              (1) Fair valued security; see Note 2

              (2) Represents a zero coupon bond which will convert to an interest-bearing security at a later date

              (3) Variable rate security; rate as of November 30, 1996

              (4) A portion of the coupon interest is received in cash and a portion is capitalized in the principal of the security

              (5) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants

              GDR -- Global Depository Receipt

              MXN Mexican Peso

              Allocation of investments as a percentage of net assets by country as of November 30, 1996:

                    United States                27.8%
                    Mexico                       15.8
                    Brazil                       12.6
                    Argentina                    11.0
                    Venezuela                     8.4
                    Russia                        6.8
                    Jamaica                       4.1
                    Philippines                   3.4
                    Bulgaria                      3.0
                    Ecuador                       2.8
                    Panama                        1.7
                    Canada                        1.0
                    United Kingdom                0.5
                    Colombia                      0.4
                                                 ----
                                                 99.3%
                                                 ====

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    SUNAMERICA BALANCED
    PORTFOLIO                          INVESTMENT PORTFOLIO -- NOVEMBER 30, 1996

                                             COMMON STOCK -- 71.1%                              SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 5.2%
                    Apparel & Textiles -- 1.1%
                    NIKE, Inc. Class B ....................................................        2,000    $   113,750

                    Automotive -- 2.0%
                    General Motors Corp. ..................................................        2,000        115,250
                    Harley-Davidson, Inc. .................................................        2,000         88,750

                    Retail -- 2.1%
                    Federated Department Stores, Inc.+.....................................        1,600         54,600
                    Payless Shoesource, Inc.+..............................................        2,000         78,250
                    Saks Holdings, Inc. ...................................................          300          9,750
                    Wal-Mart Stores, Inc. .................................................        3,000         76,500
                                                                                                            -------------
                                                                                                                536,850
                                                                                                            -------------
                    CONSUMER STAPLES -- 4.9%
                    Food, Beverage & Tobacco -- 2.9%
                    Consolidated Cigar Holdings, Inc.+.....................................        7,000        170,625
                    Seagram Co., Ltd. .....................................................        3,000        122,625

                    Household Products -- 2.0%
                    Nu Skin Asia Pacific, Inc.+............................................          500         14,812
                    Samsonite Corp. .......................................................        5,000        189,375
                                                                                                            -------------
                                                                                                                497,437
                                                                                                            -------------
                    ENERGY -- 3.9%
                    Energy Services -- 2.1%
                    Benton Oil & Gas Co.+..................................................        2,000         51,000
                    Burlington Resources, Inc. ............................................        1,100         58,300
                    Mobil Corp. ...........................................................          450         54,450
                    Royal Dutch Petroleum Co. ADR..........................................          300         50,963

                    Energy Sources -- 1.8%
                    Enron Corp. ...........................................................        2,000         91,500
                    McDermott International, Inc. .........................................        5,000         88,750
                                                                                                            -------------
                                                                                                                394,963
                                                                                                            -------------
                    FINANCE -- 9.5%
                    Banks -- 2.6%
                    Chase Manhattan Corp. .................................................          400         37,800
                    Fifth Third Bancorp....................................................        2,000        140,000
                    Summit Bancorp.........................................................        2,000         89,750

                    Financial Services -- 4.0%
                    Alex Brown, Inc. ......................................................          750         45,094
                    Capital One Financial Corp. ...........................................        3,000        108,375
                    Dean Witter, Discover & Co. ...........................................          570         38,974
                    Federal National Mortgage Association..................................        3,000        123,750
                    Morgan Stanley Group, Inc. ............................................        1,500         90,187

---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE -- (continued)
                    Insurance -- 2.9%
                    Aetna, Inc. ...........................................................          529    $    38,154
                    Allstate Corp. ........................................................        3,000        180,750
                    Equitable Cos., Inc. ..................................................        3,000         74,250
                                                                                                            -------------
                                                                                                                967,084
                                                                                                            -------------
                    HEALTHCARE -- 13.4%
                    Drugs -- 8.2%
                    American Home Products Corp. ..........................................        1,500         96,375
                    Biogen, Inc.+..........................................................        2,000         76,500
                    Bristol-Myers Squibb Co. ..............................................        1,000        113,750
                    Glaxo Wellcome PLC ADR.................................................        3,000         98,625
                    Ligand Pharmaceuticals, Inc.+..........................................       10,000        120,625
                    Lilly (Eli) & Co. .....................................................        1,000         76,500
                    Merck & Co., Inc. .....................................................        1,000         83,000
                    Schering-Plough Corp. .................................................          750         53,437
                    Teva Pharmaceutical Industries Ltd. ADR................................          950         43,938
                    Warner-Lambert Co. ....................................................        1,000         71,500

                    Health Services -- 1.0%
                    Advanced Health Corp.+.................................................        5,000         71,250
                    Chiron Corp.+..........................................................        1,400         27,125

                    Medical Products -- 4.2%
                    Allegiance Corp. ......................................................          600         13,575
                    Allergan, Inc. ........................................................        2,000         64,250
                    Baxter International, Inc. ............................................        3,000        127,500
                    Johnson & Johnson Co. .................................................        1,000         53,125
                    Medtronic, Inc. .......................................................        1,000         66,125
                    Nitinol Medical Technologies, Inc.+....................................        5,000         54,375
                    Pfizer, Inc. ..........................................................          600         53,775
                                                                                                            -------------
                                                                                                              1,365,350
                                                                                                            -------------
                    INDUSTRIAL & COMMERCIAL -- 6.6%
                    Aerospace & Military Technology -- 3.3%
                    Boeing Co. ............................................................        1,000         99,375
                    United Technologies Corp. .............................................        1,700        238,425

                    Business Services -- 0.4%
                    Forrester Research, Inc.+..............................................          500         10,687
                    NCO Group, Inc+........................................................        2,000         34,250

                    Electrical Equipment -- 0.4%
                    General Electric Co. ..................................................          400         41,600

                    Machinery -- 1.2%
                    Caterpillar, Inc. .....................................................        1,000         79,125
                    Deere & Co. ...........................................................        1,000         44,625

                    Multi-Industry -- 1.3%
                    Rockwell International Corp. ..........................................        2,000        128,500
                                                                                                            -------------
                                                                                                                676,587
                                                                                                            -------------
                    INFORMATION & ENTERTAINMENT -- 3.5%
                    Broadcasting & Media -- 1.2%
                    Cox Radio, Inc.+.......................................................        1,000         17,500
                    Mecklermedia Corp.+....................................................        5,000        101,250

                                                           ---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT -- (continued)
                    Leisure & Tourism -- 2.3%
                    Callaway Golf Co. .....................................................        2,000    $    60,750
                    Carnival Corp. ........................................................        3,000         94,875
                    MGM Grand, Inc.+.......................................................        1,000         38,625
                    Sun International Hotels Ltd.+.........................................          875         43,422
                                                                                                            -------------
                                                                                                                356,422
                                                                                                            -------------
                    INFORMATION TECHNOLOGY -- 14.0%
                    Communication Equipment -- 0.9%
                    Ericsson (L.M.) Telephone Co. ADR......................................        1,870         57,736
                    Lason Holdings, Inc. ..................................................        2,000         39,000

                    Computers & Business Equipment -- 2.3%
                    Hewlett-Packard Co. ...................................................          800         43,100
                    International Business Machines Corp. .................................        1,000        159,375
                    International Network Services+........................................        1,000         32,000

                    Electronics -- 3.9%
                    Cymer, Inc.+...........................................................        5,000        166,250
                    Intel Corp. ...........................................................        1,000        126,875
                    Nokia Corp. ADR........................................................        1,000         56,125
                    Perkin-Elmer Corp. ....................................................          800         49,300

                    Software -- 3.4%
                    Cisco Systems, Inc.+...................................................          820         55,658
                    Computer Associates International, Inc. ...............................        2,000        131,500
                    Microsoft Corp.+.......................................................        1,000        156,875

                    Telecommunications -- 3.5%
                    Deutsche Telekom AG ADR................................................        2,000         42,750
                    LCC International, Inc.+...............................................        1,000         16,000
                    Lucent Technologies, Inc. .............................................        3,324        170,355
                    Orckit Communications, Ltd.+...........................................        1,000         11,250
                    WorldCom, Inc.+........................................................        5,000        115,625
                                                                                                            -------------
                                                                                                              1,429,774
                                                                                                            -------------
                    MATERIALS -- 8.6%
                    Chemicals -- 0.8%
                    Olin Corp. ............................................................        2,000         79,750

                    Metals & Minerals -- 1.4%
                    Dal-Tile International, Inc.+..........................................        7,000        148,750

                    Paper Products -- 6.4%
                    Champion International Corp. ..........................................        2,500        107,500
                    Georgia-Pacific Corp. .................................................        2,000        145,500
                    International Paper Co. ...............................................        2,000         85,000
                    Union Camp Corp. ......................................................        3,000        147,375
                    Willamette Industries, Inc. ...........................................        2,500        170,000
                                                                                                            -------------
                                                                                                                883,875
                                                                                                            -------------
                    REAL ESTATE -- 0.6%
                    Real Estate Investment Trusts -- 0.6%
                    Innkeepers USA Trust...................................................        5,000         62,500
                                                                                                            -------------
                    UTILITIES -- 0.9%
                    Telephone -- 0.9%
                    AT&T Corp. ............................................................        1,000         39,250

---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    UTILITIES (continued)
                    Telephone -- (continued)
                    GTE Corp. .............................................................        1,200    $    53,850
                                                                                                            -------------
                                                                                                                 93,100
                                                                                                            -------------
                    TOTAL COMMON STOCK (cost $6,463,041)...................................                   7,263,942
                                                                                                            -------------
                                            PREFERRED STOCK -- 0.7%
                    ----------------------------------------------------------------------------------------------------
                    FINANCE -- 0.0%
                    Insurance -- 0.0%
                    Aetna, Inc. 6.25%......................................................           59          4,381
                    INFORMATION & ENTERTAINMENT -- 0.7%
                    Broadcasting & Media -- 0.7%
                    Multicanal Participacoes SA ADR........................................        5,000         70,625
                                                                                                            -------------
                    TOTAL PREFERRED STOCK (cost $81,978)...................................                      75,006
                                                                                                            -------------
                                                                                              PRINCIPAL
                                            BONDS & NOTES -- 10.2%                              AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT -- 10.2%
                    U.S. Treasury Notes -- 10.2%
                    United States Treasury Notes 6.50% 2001................................   $  250,000        256,603
                    United States Treasury Notes 6.50% 2006................................      250,000        258,202
                    United States Treasury Notes 6.88% 2006................................      500,000        528,435
                                                                                                            -------------
                    TOTAL BONDS & NOTES (cost $1,014,361)..................................                   1,043,240
                                                                                                            -------------
                    TOTAL INVESTMENT SECURITIES (cost $7,559,380)..........................                   8,382,188
                                                                                                            -------------
                                                       REPURCHASE AGREEMENT -- 15.7%
                    ----------------------------------------------------------------------------------------------------
                    REPURCHASE AGREEMENT -- 15.7%
                    Joint Repurchase Agreement Account (Note 3)
                      (cost $1,605,000)....................................................    1,605,000      1,605,000
                                                                                                            -------------
                    TOTAL INVESTMENTS --
                      (cost $9,164,380)                                              97.7%                    9,987,188
                    Other assets less liabilities --                                  2.3                       236,606
                                                                                    -------                 -------------
                    NET ASSETS --                                                   100.0%                  $10,223,794
                                                                                    =====                   =============

              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    BALANCED/PHOENIX INVESTMENT
    COUNSEL PORTFOLIO                  INVESTMENT PORTFOLIO -- NOVEMBER 30, 1996

                                             COMMON STOCK -- 57.3%                              SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 5.9%
                    Apparel & Textiles -- 1.0%
                    NIKE, Inc. Class B ....................................................       12,000    $   682,500

                    Automotive -- 0.4%
                    Lear Corp.+............................................................        8,100        290,588

                    Retail -- 4.5%
                    CVS Corp. .............................................................       12,800        526,400
                    Home Depot, Inc. ......................................................       10,000        521,250
                    Office Depot, Inc.+....................................................        2,000         39,000
                    PetSmart, Inc.+........................................................       15,400        392,700
                    Safeway, Inc.+.........................................................       16,500        670,312
                    Staples, Inc. +........................................................       20,000        395,000
                    TJX Cos., Inc. ........................................................       13,300        600,163
                                                                                                            ------------
                                                                                                              4,117,913
                                                                                                            ------------
                    CONSUMER STAPLES -- 4.8%
                    Food, Beverage & Tobacco -- 2.3%
                    Campbell Soup Co. .....................................................        4,000        330,500
                    Coca-Cola Co. .........................................................       12,000        613,500
                    PepsiCo, Inc. .........................................................       22,000        657,250

                    Household Products -- 2.5%
                    Colgate-Palmolive Co. .................................................        4,000        370,500
                    Gillette Co. ..........................................................        8,700        641,625
                    Procter & Gamble Co. ..................................................        7,000        761,250
                                                                                                            ------------
                                                                                                              3,374,625
                                                                                                            ------------
                    ENERGY -- 6.8%
                    Energy Services -- 4.1%
                    Baker Hughes, Inc. ....................................................       16,600        607,975
                    British Petroleum Co. PLC ADR..........................................        2,000        277,500
                    Chevron Corp. .........................................................       10,000        670,000
                    Halliburton Co. .......................................................        5,000        301,250
                    Royal Dutch Petroleum Co. ADR..........................................        4,000        679,500
                    Schlumberger Ltd. .....................................................        3,000        312,000

                    Energy Sources -- 2.7%
                    Anadarko Petroleum Corp. ..............................................        3,000        200,625
                    Apache Corp. ..........................................................        9,000        327,375
                    Enron Oil & Gas Co. ...................................................       10,000        266,250
                    ENSCO International, Inc.+.............................................       12,500        548,437
                    Noble Affiliates, Inc. ................................................       12,000        565,500
                                                                                                            ------------
                                                                                                              4,756,412
                                                                                                            ------------
                    FINANCE -- 9.0%
                    Banks -- 1.9%
                    BankAmerica Corp. .....................................................        4,400        453,200
                    Chase Manhattan Corp. .................................................        4,000        378,000
                    Citicorp...............................................................        3,500        382,375
                    Mellon Bank Corp. .....................................................        1,850        133,663

---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE (continued)
                    Financial Services -- 3.9%
                    Donaldson Lufkin & Jenrette, Inc. .....................................        2,500    $    89,063
                    First Data Corp. ......................................................       14,000        558,250
                    First USA, Inc. .......................................................       21,400        703,525
                    MBNA Corp. ............................................................        5,000        201,875
                    Price (T. Rowe) Associates, Inc. ......................................        9,450        341,381
                    Travelers Group, Inc. .................................................       17,867        804,000

                    Insurance -- 3.2%
                    Allstate Corp. ........................................................       13,500        813,375
                    American International Group, Inc. ....................................        4,000        460,000
                    Conseco, Inc. .........................................................        7,000        391,125
                    Marsh & McLennan Cos. .................................................        3,000        340,125
                    MGIC Investment Corp. .................................................        3,500        262,062
                                                                                                            ------------
                                                                                                              6,312,019
                                                                                                            ------------
                    HEALTHCARE -- 7.3%
                    Drugs -- 4.1%
                    American Home Products Corp. ..........................................        7,000        449,750
                    Amgen, Inc.+...........................................................        5,000        304,375
                    Bristol-Myers Squibb Co. ..............................................        3,000        341,250
                    Merck & Co., Inc. .....................................................       10,000        830,000
                    Pfizer, Inc. ..........................................................       10,000        896,250

                    Health Services -- 1.0%
                    Columbia/HCA Healthcare Corp. .........................................       18,000        720,000

                    Medical Products -- 2.2%
                    Abbott Laboratories, Inc. .............................................        2,500        139,375
                    Boston Scientific Corp.+...............................................        6,000        350,250
                    Johnson & Johnson Co. .................................................        6,000        318,750
                    Medtronic, Inc. .......................................................       11,200        740,600
                                                                                                            ------------
                                                                                                              5,090,600
                                                                                                            ------------
                    INDUSTRIAL & COMMERCIAL -- 8.7%
                    Aerospace & Military Technology -- 2.5%
                    AlliedSignal, Inc. ....................................................        5,000        366,250
                    Boeing Co. ............................................................        7,000        695,625
                    United Technologies Corp. .............................................        5,000        701,250

                    Business Services -- 2.1%
                    Cognizant Corp.+.......................................................       12,000        414,000
                    Corrections Corporation America+.......................................       10,000        248,750
                    Philip Environmental, Inc.+............................................       10,000        130,000
                    Republic Industries, Inc.+.............................................        5,500        183,563
                    USA Waste Services, Inc.+..............................................       14,690        473,752

                    Electrical Equipment -- 2.3%
                    General Electric Co. ..................................................       14,000      1,456,000
                    Westinghouse Electric Corp. ...........................................       10,000        187,500

                    Machinery -- 1.2%
                    Deere & Co. ...........................................................        9,000        401,625
                    Dover Corp. ...........................................................        8,100        432,337

                    Transportation -- 0.6%
                    Tidewater, Inc. .......................................................        9,000        393,750
                                                                                                            ------------
                                                                                                              6,084,402
                                                                                                            ------------
                    INFORMATION & ENTERTAINMENT -- 1.8%
                    Broadcasting & Media -- 0.2%
                    New York Times Co. Class A ............................................        4,000        149,500

                                                           ---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT (continued)
                    Leisure & Tourism -- 1.6%
                    Disney (Walt) Co. .....................................................        5,300    $   390,875
                    HFS, Inc.+.............................................................        1,300         84,175
                    Hilton Hotels Corp. ...................................................       10,000        292,500
                    Marriott International, Inc. ..........................................        7,000        390,250
                                                                                                            ------------
                                                                                                              1,307,300
                                                                                                            ------------
                    INFORMATION TECHNOLOGY -- 10.6%
                    Computers & Business Equipment -- 4.3%
                    3Com Corp.+............................................................       10,000        751,250
                    Honeywell, Inc. .......................................................        6,000        411,750
                    International Business Machines Corp. .................................        7,500      1,195,312
                    Sun Microsystems, Inc.+................................................       11,000        640,750

                    Electronics -- 2.0%
                    Intel Corp. ...........................................................        8,500      1,078,438
                    Micron Technology, Inc. ...............................................        4,000        132,500
                    Newbridge Networks Corp.+..............................................        7,400        220,150

                    Software -- 4.1%
                    Cisco Systems, Inc.+ ..................................................       20,000      1,357,500
                    Computer Associates International, Inc. ...............................       10,500        690,375
                    GT Interactive Software Corp.+.........................................        7,000         82,250
                    Oracle Systems Corp.+..................................................       15,000        735,000

                    Telecommunications -- 0.2%
                    Deutsche Telekom ADR+..................................................        5,800        123,975
                                                                                                            ------------
                                                                                                              7,419,250
                                                                                                            ------------
                    MATERIALS -- 1.4%
                    Chemicals -- 1.4%
                    duPont (E.I.) de Nemours & Co. ........................................        2,000        188,500
                    Monsanto Co. ..........................................................       20,000        795,000
                                                                                                            ------------
                                                                                                                983,500
                                                                                                            ------------
                    UTILITIES -- 1.0%
                    Gas & Pipeline Utilities -- 1.0%
                    Consolidated Natural Gas Co. ..........................................        5,300        302,763
                    Transocean Offshore, Inc. .............................................        6,250        376,562
                                                                                                            ------------
                                                                                                                679,325
                                                                                                            ------------
                    TOTAL COMMON STOCK (cost $34,817,817)..................................                  40,125,346
                                                                                                            ------------

                                                                                              PRINCIPAL
                                            BONDS & NOTES -- 35.6%                              AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    FINANCE -- 4.9%
                    Financial Services -- 4.9%
                    Airplane Pass Through Trust 10.88% 2019................................   $  100,000        111,500
                    Astra Overseas Finance BV 8.75% 2003*..................................      115,000        116,725
                    CS First Boston Mortgage Securities Corp., 7.18% 2027..................      300,000        302,250
                    DLJ Mortgage Acceptance Corp. 7.58% 2028*..............................      100,000        105,078
                    Fleetwood Credit Grantor Trust 6.90% 2012..............................       96,278         98,016
                    GE Capital Mortgage Services, Inc. 7.25% 2026(1).......................      298,675        295,259
                    Merrill Lynch Mortgage Investors, Inc. 7.15% 2025......................      250,000        252,695
                    Merrill Lynch Mortgage Investors, Inc. 7.42% 2026......................      100,000        103,086
                    Nationslink Funding Corp., 7.69% 2005..................................      250,000        262,148
                    Residential Asset Securitization Trust 8.00% 2026(1)...................      293,755        302,146
                    Residential Funding Mortgage Securities 6.75% 2011(1)..................      292,370        284,695
                    Residential Funding Mortgage Securities 7.10% 2026.....................      200,000        195,625

---------------------

                                                                                              PRINCIPAL
                                           BONDS & NOTES (continued)                            AMOUNT         VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE (continued)
                    Financial Services (continued)
                    Residential Funding Mortgage Securities 7.25% 2026.....................   $  298,105    $   295,310
                    Resolution Trust Corp. 6.80% 2027......................................      192,469        189,852
                    Structured Asset Securities Corp. 6.53% 2028...........................      100,000         99,016
                    Structured Asset Securities Corp. 7.00% 2026(1)........................      300,000        299,438
                    Structured Asset Securities Corp. 7.38% 2024...........................      140,000        141,028
                                                                                                            ------------
                                                                                                              3,453,867
                                                                                                            ------------
                    INFORMATION TECHNOLOGY -- 0.3%
                    Electronics -- 0.3%
                    ADT Operations, Inc. zero coupon 2010..................................      400,000        236,500
                                                                                                            ------------
                    MATERIALS -- 0.1%
                    Forest Products -- 0.1%
                    Buckeye Cellulose Corp. 9.25% 2008.....................................      100,000        103,000
                                                                                                            ------------
                    MUNICIPAL BONDS -- 1.3%
                    Municipal Bonds -- 1.3%
                    Dade County Florida Educational Facilities Authority Revenue 5.75%
                      2020.................................................................       40,000         40,884
                    Kern County California Pension Obligation 7.26% 2014...................       50,000         51,506
                    Long Beach California Pension Obligation 6.87% 2006....................       30,000         30,378
                    Miami Beach Florida Special Obligation 8.60% 2021......................      100,000        110,035
                    Newport News 7.05% 2025................................................      250,000        244,298
                    Orange County California Pension Obligation 7.62% 2008.................      160,000        169,811
                    San Bernardino County California Financing Authority 6.87% 2008........       15,000         15,251
                    San Bernardino County California Financing Authority 6.94% 2009........       35,000         35,616
                    University Miami Florida Exchange Revenue 7.65% 2020...................      145,000        146,950
                    Ventura County California Pension Obligation 6.54% 2005................       30,000         29,601
                                                                                                            ------------
                                                                                                                874,330
                                                                                                            ------------
                    NON-U.S. GOVERNMENT OBLIGATIONS -- 1.3%
                    Foreign Government -- 1.3%
                    Federative Republic of Brazil 5.00% 2024(2)............................      150,000         95,437
                    Federative Republic of Brazil 6.50% 2024(2)............................      150,000        114,000
                    Republic of Argentina 5.25% 2023(2)....................................      250,000        157,500
                    Republic of Argentina 6.38% 2023(2)....................................      200,000        151,750
                    Republic of Colombia 9.00% 1997........................................      300,000        303,000
                    United Mexican States 7.56% 2001*......................................      100,000        100,163
                                                                                                            ------------
                                                                                                                921,850
                                                                                                            ------------
                    REAL ESTATE -- 0.4%
                    Real Estate Companies -- 0.4%
                    Green Tree Financial Corp. 7.40% 2026..................................      125,000        128,398
                    Green Tree Financial Corp. 7.60% 2027..................................      125,000        127,217
                                                                                                            ------------
                                                                                                                255,615
                                                                                                            ------------
                    U.S. GOVERNMENT & AGENCIES -- 27.3%
                    U.S. Government & Agencies -- 27.3%
                    Government National Mortgage Association 6.50% 2023....................      271,860        265,914
                    Government National Mortgage Association 6.50% 2026....................      336,804        327,434
                    United States Treasury Bonds 6.00% 2026................................      335,000        315,895
                    United States Treasury Bonds 7.63% 2025................................      150,000        172,429
                    United States Treasury Notes 5.75% 2000................................      350,000        349,563
                    United States Treasury Notes 5.88% 2001................................    5,800,000      5,809,976
                    United States Treasury Notes 6.50% 2005................................    1,450,000      1,493,949
                    United States Treasury Notes 6.50% 2006................................    6,695,000      6,914,663
                    United States Treasury Notes 6.75% 2000................................    1,200,000      1,236,564
                    United States Treasury Notes 6.88% 2000................................      450,000        465,327

                                                           ---------------------

                                                                                              PRINCIPAL
                                           BONDS & NOTES (continued)                            AMOUNT         VALUE
                    ----------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT & AGENCIES (continued)
                    United States Treasury Notes 7.13% 2000................................   $  150,000    $   156,093
                    United States Treasury Notes 7.50% 2005................................      850,000        930,087
                    United States Treasury Notes 7.88% 2004................................      600,000        669,750
                                                                                                            ------------
                                                                                                             19,107,644
                                                                                                            ------------
                    TOTAL BONDS & NOTES (cost $24,394,080).................................                  24,952,806
                                                                                                            ------------
                    TOTAL INVESTMENT SECURITIES (cost $59,211,897).........................                  65,078,152
                                                                                                            ------------
                                        SHORT-TERM SECURITIES -- 15.0%
                    ----------------------------------------------------------------------------------------------------
                    CORPORATE SHORT-TERM NOTES -- 13.2%
                    Abbott Labatories 5.25% due 12/04/96...................................    1,975,000      1,974,136
                    AlliedSignal, Inc. 5.25% due 12/02/96..................................    1,500,000      1,499,781
                    Assets Securitization Cooperative 5.27% due 12/05/96...................      550,000        549,678
                    Ciesco L.P. 5.25% due 12/02/96.........................................      220,000        219,968
                    Donnelley (R.R.) & Sons Co. 5.27% due 12/09/96.........................    1,000,000        998,829
                    General Electric Co. 5.28% due 1/08/97.................................    1,045,000      1,039,176
                    General Reinsurance Corp. 5.27% due 12/24/96...........................    1,000,000        996,633
                    Kimberly-Clark Corp. 5.24% due 12/17/96................................      300,000        299,301
                    McKenna Triangle National Corp. 5.26% due 12/19/96.....................      645,000        643,304
                    Receivables Capital Corp. 5.29% due 12/02/96...........................    1,000,000        999,853
                                                                                                            ------------
                                                                                                              9,220,659
                                                                                                            ------------
                    FEDERAL AGENCY OBLIGATIONS -- 1.5%
                    Federal Home Loan Mortgage Discount Notes 5.70% due 12/02/96...........      135,000        134,979
                    Federal National Mortgage Association 5.23% due 12/20/96...............      920,000        917,460
                                                                                                            ------------
                                                                                                              1,052,439
                                                                                                            ------------
                    U.S. GOVERNMENT -- 0.3%
                    United States Treasury Bills 4.86% due 2/06/97.........................      210,000        207,975
                                                                                                            ------------
                    TOTAL SHORT-TERM SECURITIES (cost $10,481,199).........................                  10,481,073
                                                                                                            ------------
                    TOTAL INVESTMENTS --
                      (cost $69,693,096)                                107.9%                               75,559,225
                    Liabilities in excess of other assets --                (7.9)                            (5,538,667)
                                                                                    -------                 ------------
                    NET ASSETS --                                   100.0%                                  $70,020,558
                                                                                                            ============
                                                                                    -------
                                                                                    -------

              -----------------------------

              +   Non-income producing securities

              *   Resale restricted to qualified institutional buyers

              (1) Fair valued security; see Note 2

              (2) Variable rate securities; rate as of November 30, 1996

              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    ASSET ALLOCATION PORTFOLIO         INVESTMENT PORTFOLIO -- NOVEMBER 30, 1996

                                            COMMON STOCK -- 58.3%                             SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 10.6%
                    Apparel & Textiles -- 1.5%
                    Fruit Of The Loom, Inc.+.............................................       132,600    $  4,723,875

                    Automotive -- 3.7%
                    Auto Desk, Inc. .....................................................        63,700       1,783,600
                    Ford Motor Co. ......................................................       135,200       4,427,800
                    Goodyear Tire & Rubber Co. ..........................................       114,300       5,543,550

                    Housing -- 1.9%
                    Centex Corp. ........................................................        67,600       2,433,600
                    Lennar Corp. ........................................................       132,200       3,437,200

                    Retail -- 3.5%
                    Fleming Cos., Inc. ..................................................       238,000       3,897,250
                    Penney (J.C.) Co., Inc. .............................................        71,600       3,848,500
                    Sears, Roebuck & Co. ................................................        69,100       3,437,725
                                                                                                           ------------
                                                                                                             33,533,100
                                                                                                           ------------
                    CONSUMER STAPLES -- 6.3%
                    Food, Beverage & Tobacco -- 4.0%
                    Chiquita Brands International, Inc. .................................       196,900       2,608,925
                    Philip Morris Cos., Inc. ............................................        53,900       5,558,437
                    RJR Nabisco Holdings Corp. ..........................................        64,240       2,055,680
                    Supervalu, Inc. .....................................................        78,200       2,316,675

                    Household Products -- 2.3%
                    Sunbeam Corp. .......................................................       134,200       3,707,275
                    Unilever NV..........................................................        20,300       3,514,438
                                                                                                           ------------
                                                                                                             19,761,430
                                                                                                           ------------
                    ENERGY -- 6.2%
                    Energy Services -- 4.5%
                    Ashland, Inc. .......................................................        62,100       2,980,800
                    CMS Energy Corp. ....................................................        43,500       1,413,750
                    Texaco, Inc. ........................................................        47,600       4,718,350
                    Tosco Corp. .........................................................        67,800       5,161,275

                    Energy Sources -- 1.7%
                    Atlantic Richfield Co. ..............................................        39,000       5,425,875
                                                                                                           ------------
                                                                                                             19,700,050
                                                                                                           ------------
                    FINANCE -- 12.6%
                    Banks -- 4.4%
                    BankAmerica Corp. ...................................................        48,500       4,995,500
                    Chase Manhattan Corp. ...............................................        22,200       2,097,900
                    NationsBank Corp. ...................................................        42,900       4,445,512
                    Republic New York Corp. .............................................        27,000       2,382,750

                    Financial Services -- 2.3%
                    Dean Witter, Discover & Co. .........................................        80,500       5,504,188
                    Lehman Brothers Holdings, Inc. ......................................        65,000       1,893,125

                                                           ---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE (continued)
                    Insurance -- 5.9%
                    Aetna, Inc. .........................................................        82,100    $  5,921,462
                    CIGNA Corp. .........................................................        33,800       4,778,475
                    Integon Corp. .......................................................        15,100         290,675
                    Lincoln National Corp. ..............................................        54,100       2,914,638
                    Loews Corp. .........................................................        21,800       2,021,950
                    Partner Residential Holding Corp. ...................................        81,000       2,632,500
                                                                                                           ------------
                                                                                                             39,878,675
                                                                                                           ------------
                    HEALTHCARE -- 2.6%
                    Health Services -- 1.2%
                    Tenet Healthcare Corp.+..............................................       166,300       3,720,963

                    Medical Products -- 1.4%
                    Baxter International, Inc. ..........................................       109,000       4,632,500
                                                                                                           ------------
                                                                                                              8,353,463
                                                                                                           ------------
                    INDUSTRIAL & COMMERCIAL -- 6.5%
                    Aerospace & Military Technology -- 3.5%
                    Lear Corp.+..........................................................        73,600       2,640,400
                    McDonnell Douglas Corp. .............................................       122,600       6,482,475
                    Northrop Grumman Corp. ..............................................        23,400       1,945,125

                    Transportation -- 3.0%
                    AMR Corp.+...........................................................        32,900       3,002,125
                    Canadian Pacific Ltd. ...............................................       139,500       3,836,250
                    Consolidated Freightways, Inc. ......................................       116,100       2,800,912
                                                                                                           ------------
                                                                                                             20,707,287
                                                                                                           ------------
                    INFORMATION & ENTERTAINMENT -- 3.1%
                    Leisure & Tourism -- 3.1%
                    Brunswick Corp. .....................................................       166,200       4,238,100
                    Continental Airlines, Inc. ..........................................       194,400       5,516,100
                                                                                                           ------------
                                                                                                              9,754,200
                                                                                                           ------------
                    INFORMATION TECHNOLOGY -- 2.3%
                    Electronics -- 2.3%
                    Avnet, Inc. .........................................................        91,600       5,358,600
                    Teradyne, Inc.+......................................................        80,600       1,904,175
                                                                                                           ------------
                                                                                                              7,262,775
                                                                                                           ------------
                    MATERIALS -- 6.4%
                    Chemicals -- 0.9%
                    Geon Co. ............................................................       142,100       2,682,137

                    Forest Products -- 4.4%
                    Georgia-Pacific Corp. ...............................................        59,200       4,306,800
                    Owens Illinois, Inc.+................................................       271,300       5,019,050
                    Stone Container Corp. ...............................................       198,400       3,050,400
                    Universal Corp. .....................................................        52,400       1,506,500

                    Metals & Minerals -- 1.1%
                    AK Steel Holding Corp. ..............................................        92,600       3,530,375
                                                                                                           ------------
                                                                                                             20,095,262
                                                                                                           ------------

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    UTILITIES -- 1.7%
                    Electric Utilities -- 1.7%
                    Long Island Lighting Co. ............................................       212,700    $  4,227,413
                    Unicom Corp. ........................................................        43,600       1,160,850
                                                                                                           ------------
                                                                                                              5,388,263
                                                                                                           ------------
                    TOTAL COMMON STOCK (cost $150,722,326)...............................                   184,434,505
                                                                                                           ------------

                                           PREFERRED STOCK -- 0.1%
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT -- 0.1%
                    Broadcasting & Media -- 0.1%
                    Time Warner, Inc. Series M 10.25% (cost $252,516)....................           251         272,492
                                                                                                           ------------

                                                                                             PRINCIPAL
                                           BONDS & NOTES -- 35.1%                             AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 0.2%
                    Housing -- 0.2%
                    Empresas Ica Sociedad 9.75% 1998.....................................   $   310,000         314,030
                    United States Home Corp. 7.95% 2001..................................       405,000         409,050
                                                                                                           ------------
                                                                                                                723,080
                                                                                                           ------------
                    CONSUMER STAPLES -- 0.7%
                    Food, Beverage & Tobacco -- 0.6%
                    Ceval Alimentos 11.13% 2004*.........................................       300,000         303,188
                    Instituto Fomento Industrial 8.38% 2001*.............................       400,000         414,750
                    RJR Nabisco, Inc. 8.00% 2001.........................................       280,000         284,418
                    RJR Nabisco, Inc. 8.63% 2002.........................................       750,000         775,695

                    Household Products -- 0.1%
                    American Standard, Inc. 11.38% 2004..................................       390,000         422,175
                                                                                                           ------------
                                                                                                              2,200,226
                                                                                                           ------------
                    ENERGY -- 0.9%
                    Energy Services -- 0.8%
                    Arkla, Inc. 8.88% 1999...............................................       675,000         715,595
                    Arkla, Inc. 9.20% 1997...............................................       250,000         257,322
                    Oryx Energy Co. 9.50% 1999...........................................       800,000         851,936
                    Tosco Corp. 7.00% 2000...............................................       550,000         561,110
                    YPF Sociedad Anonima 7.50% 2002(1)...................................        96,511          98,287

                    Energy Sources -- 0.1%
                    Empresa Col de Petroleos 7.25% 1998..................................       240,000         242,400
                                                                                                           ------------
                                                                                                              2,726,650
                                                                                                           ------------
                    FINANCE -- 9.7%
                    Banks -- 1.2%
                    Auburn Hills Trust 12.00% 2020.......................................       325,000         502,781
                    Banco Nacional de Comercio Exterior SNC 8.63% 2000*..................       210,000         218,137
                    BankAmerica Corp. 9.75% 2000.........................................       400,000         445,404
                    Continental Bank NA 11.25% 2001......................................       300,000         323,142
                    Continental Bank NA 12.50% 2001......................................       450,000         553,990
                    Corporacion Andina de Fomento 7.25% 1998.............................        20,000          20,258
                    Security Pacific Corp. 11.50% 2000...................................       600,000         708,702
                    Signet Banking Corp. 9.63% 1999......................................       775,000         834,388

                    Financial Services -- 8.5%
                    Airplanes Pass Through Trust 8.15% 2019(1)...........................       195,000         206,944
                    APP International Finance Co BV 10.25% 2000..........................       520,000         534,650

                                                           ---------------------

                                                                                             PRINCIPAL
                                          BONDS & NOTES (continued)                           AMOUNT           VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE (continued)
                    Financial Services (continued)
                    Autoflow 1996 A Grantor Trust 7.48% 2002*(1).........................   $ 2,263,987    $  2,300,069
                    Bear Stearns Mortgage Securities, Inc. 6.75% 2008....................     1,000,959         985,163
                    Case Equipment Loan Trust 7.30% 2002.................................       445,709         453,210
                    Chevy Chase Auto Receivables 5.80% 2002..............................       276,286         275,766
                    Countrywide Funding Corp. 8.43% 1999.................................       450,000         476,861
                    Discover Card Master Trust I 5.60% 2005(2)...........................       510,000         512,387
                    Discover Card Master Trust I 5.73% 2004(2)...........................       300,000         302,529
                    Discover Card Master Trust I 5.76% 2013(2)...........................     2,790,000       2,823,982
                    Discover Card Master Trust I 5.93% 2013(2)...........................     2,000,000       2,015,620
                    Fasco Grantor Trust 6.65% 2001(1)....................................     1,623,765       1,634,675
                    Financiera Energetica Nacional SA 9.38% 2006*........................       310,000         332,866
                    Fingerhut Financial Services 6.45% 2002..............................       920,000         931,785
                    Ford Capital BV 9.38% 1998...........................................       225,000         233,273
                    Ford Capital BV 9.50% 2001...........................................       800,000         898,432
                    Ford Credit Auto Loan Master Trust 6.50% 2002........................       550,000         554,637
                    G.E. Captial Mortgage Services, Inc. 6.50% due 3/25/24...............       637,890         559,946
                    General Motors Acceptance Corp. 5.63% 2001...........................       750,000         731,580
                    General Motors Acceptance Corp. 7.63% 1998...........................       585,000         598,010
                    Imexsa Export Trust 10.13% 2003*.....................................       300,000         315,225
                    Nacional Financiera 5.88% 1998.......................................       860,000         843,875
                    Nacional Financiera 8.13% 1998.......................................       210,000         210,788
                    Nacional Financiera 8.46% 1998.......................................       600,000         609,285
                    Nacional Financiera 9.00% 1999.......................................        80,000          81,350
                    Nacional Financiera SNC 8.13% 1998*..................................       250,000         250,938
                    Navistar Financial 6.55% 2001........................................       304,626         306,719
                    NWA Trust 8.26% 2006.................................................       258,495         280,777
                    Olympic Financial Ltd. 13.00% 2000...................................       510,000         561,000
                    Premier Auto Trust 4.90% 1998........................................       141,353         140,646
                    Premier Auto Trust 7.85% 1998........................................     1,040,000       1,045,200
                    Resolution Funding Corp. zero coupon 2021............................     1,580,000         313,093
                    Sears Credit Account Master Trust 6.20% 2006.........................       700,000         701,967
                    Sears Credit Account Master Trust 8.10% 2004.........................       700,000         741,776
                    Standard Credit Card Master Trust 6.25% 1998.........................       260,000         260,650
                    Standard Credit Card Master Trust 8.25% 2003.........................     1,010,000       1,094,588
                    Standard Credit Card Master Trust 8.25% 2007.........................     1,610,000       1,789,113
                                                                                                           ------------
                                                                                                             30,516,177
                                                                                                           ------------
                    HEALTHCARE -- 0.1%
                    Health Services -- 0.1%
                    Tenet Healthcare Corp.+ 9.63% 2002...................................       240,000         264,900
                                                                                                           ------------
                    INDUSTRIAL & COMMERCIAL -- 0.8%
                    Aerospace & Military Technology -- 0.1%
                    Newport News Shipbuilding, Inc. 8.63% 2006*..........................       210,000         214,662
                    Tevecap SA 12.63% 2004*..............................................       200,000         204,060

                    Business Services -- 0.3%
                    Loewen Group International, Inc. 7.75% 2001*.........................       650,000         664,332
                    Multicanal Participacoes SA 12.63% 2004*.............................       200,000         215,000

---------------------

                                                                                             PRINCIPAL
                                          BONDS & NOTES (continued)                           AMOUNT           VALUE
                    ----------------------------------------------------------------------------------------------------
                    INDUSTRIAL & COMMERCIAL (continued)
                    Multi-Industry -- 0.4%
                    Tenneco, Inc. 10.00% 1998............................................   $ 1,280,000    $  1,360,986
                                                                                                           ------------
                                                                                                              2,659,040
                                                                                                           ------------
                    INFORMATION & ENTERTAINMENT -- 3.1%
                    Broadcasting & Media -- 1.3%
                    CBS 7.75% 1999.......................................................       740,000         748,902
                    Tele-Communications, Inc. 9.65% 2003.................................       375,000         409,500
                    Time Warner, Inc. 7.95% 2000.........................................     2,145,000       2,234,339
                    Time Warner, Inc. 9.63% 2002.........................................       200,000         226,870
                    Viacom International, Inc. 9.13% 1999................................       175,000         179,156
                    Viacom International, Inc. 10.25% 2001...............................       175,000         191,625

                    Cable -- 0.1%
                    Rogers Cablesystems 9.63% 2002.......................................       440,000         460,900

                    Leisure & Tourism -- 1.7%
                    America West Airlines 8.16% 2002.....................................     2,000,000       2,010,000
                    Blockbuster Entertainment Corp. 6.63% 1998...........................       580,000         581,149
                    Continental Airlines Pass Through Trust. 10.22% 2014.................     1,599,671       1,901,821
                    Norwest Airlines Corp. 8.97% 2015....................................       880,000         944,918
                                                                                                           ------------
                                                                                                              9,889,180
                                                                                                           ------------
                    INFORMATION TECHNOLOGY -- 1.5%
                    Communication Equipment -- 1.0%
                    Cablevision Industries Corp. 10.75% 2002.............................     1,760,000       1,927,042
                    TCI Communications, Inc. 6.28% 2003(1)(2)............................     1,205,000       1,197,469
                    TCI Communications, Inc. 6.46% 2000..................................        95,000          94,645

                    Computers & Business Equipment -- 0.3%
                    Comdisco, Inc. 5.75% 2001............................................       500,000         490,395
                    Net Sat Services Ltd. 12.75% 2004*...................................       250,000         261,562

                    Telecommunications -- 0.2%
                    360 Communications Co. 7.13% 2003....................................       725,000         728,436
                                                                                                           ------------
                                                                                                              4,699,549
                                                                                                           ------------
                    MATERIALS -- 0.2%
                    Forest Products -- 0.2%
                    Grupo Industrial Durango SA de CV 12.00% 2001........................       270,000         286,875
                    PT Indah Kiat Pulp & Paper Corp. 8.88% 2000..........................       210,000         208,163
                                                                                                           ------------
                                                                                                                495,038
                                                                                                           ------------
                    MUNICIPAL BONDS -- 0.4%
                    Municipal Bonds -- 0.4%
                    Connecticut State Health And Educational Facilities Authority 5.70%
                      2025...............................................................       450,000         456,457
                    Massachusetts Bay Transportation Authority Massachusetts 5.25%
                      2020...............................................................       305,000         297,378
                    Metropolitan Pier And Exposition Authority Illinois 5.25% 2027.......       450,000         431,510
                                                                                                           ------------
                                                                                                              1,185,345
                                                                                                           ------------
                    NON-U.S. GOVERNMENT OBLIGATIONS -- 1.3%
                    Foreign Government -- 1.3%
                    Province of Quebec 13.25% 2014.......................................       625,000         758,963
                    Republic of Argentina 8.54% 1998(1)(2)...............................        52,930          53,080
                    Republic of Argentina 8.54% 1998(1)(2)...............................       308,200         309,072
                    Republic of Argentina zero coupon 2000...............................     2,460,000       1,315,608
                    Rio de Janeiro 10.38% 1999...........................................       240,000         246,900

                                                           ---------------------

                                                                                             PRINCIPAL
                                          BONDS & NOTES (continued)                           AMOUNT           VALUE
                    ----------------------------------------------------------------------------------------------------
                    NON-U.S. GOVERNMENT OBLIGATIONS (continued)
                    Foreign Government (continued)
                    Russian Federation 9.25% 2001*.......................................   $   400,000    $    398,200
                    State of Israel 6.38% 2005...........................................       635,000         620,395
                    United Mexican States 7.56% 1997(2)..................................       370,000         370,610
                    United Mexican States 9.75% 2001.....................................       110,000         113,781
                                                                                                           ------------
                                                                                                              4,186,609
                                                                                                           ------------
                    REAL ESTATE -- 0.3%
                    Real Estate Investment Trusts -- 0.3%
                    Chelsea GCA Realty, Inc. 7.75% 2001..................................       350,000         355,617
                    Tanger Properties Ltd. 8.75% 2001....................................       560,000         567,185
                                                                                                           ------------
                                                                                                                922,802
                                                                                                           ------------
                    U.S. GOVERNMENT & AGENCIES -- 15.4%
                    U.S. Government & Agencies -- 15.4%
                    Federal Home Loan Mortgage Corp. 6.00% 2008..........................     1,000,000         952,191
                    Federal Home Loan Mortgage Corp. 6.00% 2016..........................     1,518,401       1,497,523
                    Federal Home Loan Mortgage Corp. 7.50% 2099..........................     5,000,000       5,065,600
                    Federal Home Loan Mortgage Corp. 8.20% 1998..........................       310,000         311,066
                    Federal National Mortgage Association 3.50% 2019.....................     3,000,000       2,645,610
                    Federal National Mortgage Association 7.00% 2026.....................     6,392,932       6,346,966
                    Federal National Mortgage Association 7.50% TBA......................     2,000,000       2,041,860
                    Federal National Mortgage Association 8.00% TBA......................     1,000,000       1,027,810
                    Federal National Mortgage Association 8.50% 2005.....................     1,640,000       1,749,158
                    Federal National Mortgage Association 8.50% 2006.....................        78,043          81,530
                    Federal National Mortgage Association 8.50% 2008.....................       868,330         904,957
                    Federal National Mortgage Association 8.50% 2026.....................       991,978       1,033,819
                    Federal National Mortgage Association 8.50% TBA......................     1,000,000       1,042,180
                    Federal National Mortgage Association 8.50% TBA......................     3,000,000       3,126,540
                    Government National Mortgage Association 7.00% TBA...................     1,000,000         994,060
                    Government National Mortgage Association 7.50% 2023..................       965,558         983,662
                    Government National Mortgage Association 7.50% TBA...................     4,000,000       4,057,480
                    Government National Mortgage Association 8.00% TBA...................     6,000,000       6,183,720
                    United States Treasury Bonds 7.88% 2021@.............................       280,000         326,724
                    United States Treasury Bonds 8.75% 2017@.............................     4,740,000       5,962,019
                    United States Treasury Bonds 13.75% 2004.............................       200,000         294,156
                    United States Treasury Bonds Strip zero coupon 2017..................        50,000          12,867
                    United States Treasury Bonds Strip zero coupon 2019..................        40,000           8,803
                    United States Treasury Bonds Strip zero coupon 2020@.................     5,410,000       1,152,005
                    United States Treasury Notes 7.88% 2004@.............................       920,000       1,026,950
                                                                                                           ------------
                                                                                                             48,829,256
                                                                                                           ------------
                    UTILITIES -- 0.5%
                    Electric Utilities -- 0.3%
                    Central Maine Power Co. 7.45% 1999...................................       885,000         887,850

                    Gas & Pipeline Utilities -- 0.2%
                    Bridas Corp. 12.50% 1999.............................................       660,000         697,950
                                                                                                           ------------
                                                                                                              1,585,800
                                                                                                           ------------
                    TOTAL BONDS & NOTES (cost $108,605,845)..............................                   110,883,652
                                                                                                           ------------
                    TOTAL INVESTMENT SECURITIES (cost $259,580,687)......................                   295,590,649
                                                                                                           ------------

---------------------

                                                                                             PRINCIPAL
                                        SHORT-TERM SECURITIES -- 3.2%                         AMOUNT           VALUE
                    ----------------------------------------------------------------------------------------------------

                    CORPORATE SHORT-TERM NOTES -- 2.0%
                    Capital One Bank 6.48% due 8/15/97...................................   $ 1,120,000    $  1,122,912
                    Capital One Bank 8.33% due 2/10/97...................................     1,350,000       1,355,589
                    Capital One Bank 8.63% due 1/15/97...................................     1,000,000       1,002,860
                    Comdisco, Inc. 9.75% due 1/15/97.....................................     1,700,000       1,707,242
                    First USA Bank 8.10% due 2/21/97.....................................       400,000         401,880
                    K Mart Corp. 8.70% due 8/01/97.......................................       700,000         698,222
                                                                                                           ------------
                                                                                                              6,288,705
                                                                                                           ------------
                    FOREIGN SHORT-TERM NOTES -- 1.2%
                    APP International Finance Co. BV zero coupon due 4/03/97.............       700,000         680,099
                    Banco de Brazil 9.50% due 8/28/97....................................        80,000          81,300
                    British Aerospace PLC 7.55% due 5/15/97*.............................       150,000         150,897
                    Financiera Energetica Nacional SA 6.63% due 12/13/96.................       600,000         597,300
                    Petroleo Brasileiros SA 8.75% due 12/09/96...........................        50,000          50,008
                    Republic of Argentina zero coupon due 2/14/97........................     1,180,000       1,162,300
                    Telebras 10.38% due 9/09/97..........................................       250,000         255,950
                    Telecom Brasil 10.00% due 6/16/97....................................       250,000         254,075
                    Telecomunicacoes Brasileiras SA 10.00% due 3/31/97...................       260,000         264,713
                    Telecomunicacoes Brasileiras SA 10.00% due 10/22/97..................       380,000         386,887
                                                                                                           ------------
                                                                                                              3,883,529
                                                                                                           ------------
                    TOTAL SHORT-TERM SECURITIES (cost $10,178,052).......................                    10,172,234
                                                                                                           ------------
                                        REPURCHASE AGREEMENT -- 9.9%
                    ----------------------------------------------------------------------------------------------------
                    REPURCHASE AGREEMENT -- 9.9%
                    Agreement with State Street Bank & Trust Co., bearing interest of
                      5.45% dated 11/29/96, to be repurchased 12/02/96 in the amount of
                      $31,400,059 and collateralized by $28,750,000 U.S. Treasury Bonds
                      7.88% due 11/25/04 @ (cost $31,386,000)............................    31,386,000      31,386,000
                                                                                                           ------------
                    TOTAL INVESTMENTS --
                      (cost $301,144,739)                                          106.6%                   337,148,883
                    Liabilities in excess of other assets --                        (6.6)                   (20,760,457)
                                                                                   ------                  ------------
                    NET ASSETS --                                                  100.0%                  $316,388,426
                                                                                   ======                  ============

              -----------------------------

              +   Non-income producing securities

              *   Resale restricted to qualified institutional buyers

              (1) Fair valued security; see Note 2

              (2) Variable rate security; rate as of November 30, 1996

              ADS -- American Depository Shares

              TBA -- Securities purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal amount and maturity date will be determined upon settlement date.

                                                           ---------------------

              @ The security or a portion thereof represents collateral for the following open futures contracts:

                    OPEN FUTURES CONTRACTS
                    -----------------------------------------------------------------------------------------------------------

                    NUMBER OF                                    EXPIRATION      VALUE AT       VALUE AS OF        UNREALIZED
                    CONTRACTS            DESCRIPTION                DATE        TRADE DATE   NOVEMBER 30, 1996    APPRECIATION
                    -----------------------------------------------------------------------------------------------------------
                       5 Long   90 Day Euro Dollar...........  December 1996    $1,175,782      $ 1,181,375        $    5,593
                       5 Long   90 Day Euro Dollar...........  March 1997        1,173,657        1,181,875             8,218
                       5 Long   90 Day Euro Dollar...........  June 1997         1,171,657        1,180,875             9,218
                       4 Long   90 Day Euro Dollar...........  September 1997      937,030          943,900             6,870
                       4 Long   90 Day Euro Dollar...........  December 1997       936,030          942,500             6,470
                       4 Long   90 Day Euro Dollar...........  June 1998           935,725          941,100             5,375
                                Standard & Poor's 500
                      16 Long   Index........................  December 1996     5,353,345        6,066,000           712,655
                      10 Long   U.S. 2 Year Note.............  March 1997        2,075,689        2,079,532             3,843
                      10 Long   U.S. 5 Year Note.............  March 1997        1,081,939        1,082,188               249
                     107 Long   U.S. 10 Year Note............  March 1997       11,864,806       11,933,849            69,043
                      50 Long   U.S. Treasury Bond...........  December 1996     5,376,943        5,810,940           433,997
                                                                                                                 --------------
                                Net Unrealized Appreciation...................................................     $1,261,531
                                                                                                                 =============

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    UTILITY PORTFOLIO                  INVESTMENT PORTFOLIO -- NOVEMBER 30, 1996

                                             COMMON STOCK -- 83.2%                               SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------

                    CONSUMER DISCRETIONARY -- 1.1%
                    Automotive -- 1.1%
                    Ford Motor Co. .........................................................        2,100    $   68,775
                                                                                                             ------------

                    CONSUMER STAPLES -- 2.3%
                    Food, Beverage & Tobacco -- 2.3%
                    Philip Morris Cos., Inc. ...............................................        1,400       144,375
                                                                                                             ------------

                    ENERGY -- 0.6%
                    Energy Services -- 0.6%
                    Exxon Corp. ............................................................          400        37,850
                                                                                                             ------------

                    FINANCE -- 1.9%
                    Banks -- 1.3%
                    Mellon Bank Corp. ......................................................        1,100        79,475

                    Financial Services -- 0.6%
                    Merrill Lynch & Co., Inc. ..............................................        1,900        39,663
                                                                                                             ------------

                                                                                                                119,138
                                                                                                             ------------

                    INDUSTRIAL & COMMERCIAL -- 1.0%
                    Business Services -- 1.0%
                    Browning-Ferris Industries, Inc. .......................................        2,200        65,725
                                                                                                             ------------

                    INFORMATION TECHNOLOGY -- 2.0%
                    Telecommunications -- 2.0%
                    Sociedade Tecnica de Equipamentos SA....................................       30,400        93,449
                    Telefonica Delaware Peru SA ADR.........................................        1,700        32,937
                                                                                                             ------------

                                                                                                                126,386
                                                                                                             ------------

                    REAL ESTATE -- 2.9%
                    Real Estate Investment Trusts -- 2.9%
                    Meditrust Corp. ........................................................        4,900       183,138
                                                                                                             ------------

                    UTILITIES -- 71.4%
                    Electric Utilities -- 38.8%
                    CINergy Corp. ..........................................................        2,200        73,700
                    DPL, Inc. ..............................................................        7,300       177,938
                    DQE, Inc. ..............................................................        5,400       159,300
                    Duke Power Co. .........................................................        5,300       245,787
                    FPL Group, Inc.+........................................................        5,700       262,912
                    GPU, Inc. ..............................................................        2,800        94,150
                    Iberdrola SA ...........................................................        6,500        75,015
                    Illinova Corp. .........................................................        6,000       159,000
                    Korea Electric Power Corp. ADR..........................................        1,700        29,963
                    National Power PLC Corp. ...............................................        4,400       140,250
                    NIPSCO Industries, Inc. ................................................        3,600       139,500
                    Pacificorp..............................................................        4,600        96,600
                    Pinnacle West Capital Group.............................................        6,200       192,975
                    Portland General Corp. .................................................        3,200       137,600


                                                           ---------------------

                                            COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    UTILITIES (continued)
                    Electric Utilities (continued)
                    Southern Co. ...........................................................        6,000    $  133,500
                    Teco Energy, Inc. ......................................................        5,300       129,188
                    Telecomunicacoes Brasileras SA ADR......................................        1,000        75,750
                    Texas Utilities Co. ....................................................        3,100       122,450
                    Gas & Pipeline Utilities -- 12.2%
                    American Water Works, Inc. .............................................          600        11,850
                    CMS Energy Corp. .......................................................        5,900       191,750
                    MCN Corp. ..............................................................        5,700       163,875
                    New Jersey Resources Corp. .............................................          200         5,925
                    Pacific Enterprises.....................................................        4,900       150,062
                    PanEnergy Corp. ........................................................        1,500        66,000
                    PECO Energy Co. ........................................................        4,300       109,650
                    Williams Cos., Inc. ....................................................        1,200        67,350

                    Telephone -- 20.4%
                    Ameritech Corp. ........................................................        3,300       194,287
                    AT&T Corp. .............................................................        3,400       133,450
                    BellSouth Corp. ........................................................        5,000       201,875
                    Compania de Telefonos Chile SA ADR......................................          400        38,050
                    GTE Corp. ..............................................................        5,000       224,375
                    MCI Communications Corp. ...............................................        6,700       204,350
                    Pacific Telesis Group...................................................        4,100       151,700
                    SBC Communications, Inc. ...............................................        1,200        63,150
                    Sprint Corp. ...........................................................        1,700        71,188
                                                                                                             -----------
                                                                                                              4,494,465
                                                                                                             -----------
                    TOTAL COMMON STOCK (cost $4,998,417)....................................                  5,239,852
                                                                                                             -----------

                                                          PREFERRED STOCK -- 10.6%
                    ----------------------------------------------------------------------------------------------------
                    ENERGY -- 0.8%
                    Energy Sources -- 0.8%
                    Sun Co., Inc. $1.80.....................................................        2,000        51,250
                                                                                                             -----------
                    FINANCE -- 5.2%
                    Financial Services -- 4.1%
                    International Paper Capital Trust 5.25%.................................          500        24,063
                    Merrill Lynch & Co., Inc. 6.00%.........................................        2,200       143,825
                    Salomon, Inc. 7.63%.....................................................        1,100        32,862
                    Salomon, Inc. 6.25%.....................................................        1,000        60,250
                    Insurance -- 1.1%
                    Aetna, Inc. 6.25%.......................................................          900        66,825
                                                                                                             -----------
                                                                                                                327,825
                                                                                                             -----------
                    INDUSTRIAL & COMMERCIAL -- 0.5%
                    Business Services -- 0.5%
                    Amcor Ltd. 7.25%........................................................          600        30,225
                                                                                                             -----------
                    INFORMATION & ENTERTAINMENT -- 0.5%
                    Broadcasting & Media -- 0.5%
                    Hollinger International, Inc. 9.75%.....................................        3,000        32,625
                                                                                                             -----------
                    INFORMATION TECHNOLOGY -- 1.4%
                    Communication Equipment -- 1.0%
                    AirTouch Communications, Inc. 6.00%.....................................        2,100        60,112

---------------------

                                          PREFERRED STOCK (continued)                            SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY (continued)
                    Computers & Business Equipment -- 0.4%
                    Alco Standard Corp. $5.04...............................................          300    $   28,088
                                                                                                             -----------
                                                                                                                 88,200
                                                                                                             -----------
                    MATERIALS -- 0.8%
                    Metals & Minerals -- 0.8%
                    Coeur D' Alene Mines Corp. 7.00%........................................        2,800        47,950
                                                                                                             -----------
                    UTILITIES -- 1.4%
                    Gas & Pipeline Utilities -- 1.4%
                    Williams Cos., Inc. $3.50...............................................        1,000        88,000
                                                                                                             -----------
                    TOTAL PREFERRED STOCK (cost $635,592)...................................                    666,075
                                                                                                             -----------

                                                                                               PRINCIPAL
                                           CONVERTIBLE BONDS -- 2.9%                             AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 0.3%
                    Retail -- 0.3%
                    Saks Holdings, Inc. 5.50% 2006..........................................   $   20,000        20,250
                                                                                                             -----------
                    HEALTHCARE -- 0.7%
                    Drugs -- 0.7%
                    Alza Corp. 5.00% 2006...................................................       20,000        19,900
                    Tenet Healthcare Corp. 6.00% 2005.......................................       20,000        20,900
                                                                                                             -----------
                                                                                                                 40,800
                                                                                                             -----------
                    INFORMATION TECHNOLOGY -- 0.7%
                    Electronics -- 0.7%
                    Solectron Corp. 6.00% 2006..............................................       40,000        45,300
                                                                                                             -----------
                    UTILITIES -- 1.2%
                    Electric Utilities -- 1.2%
                    Korea Electric Power Corp. 5.00% 2001...................................       30,000        29,400
                    New World Infrastructure Ltd. 5.00% 2001................................       40,000        47,450
                                                                                                             -----------
                                                                                                                 76,850
                                                                                                             -----------
                    TOTAL CONVERTIBLE BONDS (cost $167,427).................................                    183,200
                                                                                                             -----------
                    TOTAL INVESTMENT SECURITIES (cost $5,801,436)...........................                  6,089,127
                                                                                                             -----------
                                                       SHORT-TERM SECURITIES -- 5.3%
                    ----------------------------------------------------------------------------------------------------
                    TIME DEPOSIT -- 5.3%
                    Cayman Island Time Deposit with State Street Bank & Trust Co.
                      2.75% due 12/02/96 (cost $335,000)....................................      335,000       335,000
                                                                                                             -----------
                    TOTAL INVESTMENTS --
                      (cost $6,136,436)                                               102.0%                  6,424,127
                    Liabilities in excess of other assets --                           (2.0)                   (125,480)
                                                                                      ------                 -----------
                    NET ASSETS --                                                     100.0%                 $6,298,647
                                                                                      ======                 ============

              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GROWTH-INCOME PORTFOLIO            INVESTMENT PORTFOLIO -- NOVEMBER 30, 1996

                                            COMMON STOCK -- 93.9%                             SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------

                    CONSUMER DISCRETIONARY -- 4.7%
                    Automotive -- 1.0%
                    Goodyear Tire & Rubber Co. ..........................................        67,400    $  3,268,900

                    Retail -- 3.7%
                    CompUSA, Inc. .......................................................        30,000       1,350,000
                    Federated Department Stores, Inc.+...................................        79,700       2,719,763
                    Kohl's Corp.+........................................................        40,000       1,595,000
                    Kroger Co.+..........................................................        40,000       1,845,000
                    Price/Costco, Inc.+..................................................        94,700       2,201,775
                    Sears, Roebuck & Co. ................................................        45,000       2,238,750
                                                                                                           ------------
                                                                                                             15,219,188
                                                                                                           ------------
                    CONSUMER STAPLES -- 9.8%
                    Food, Beverage & Tobacco -- 4.2%
                    Campbell Soup Co. ...................................................        38,000       3,139,750
                    Philip Morris Cos., Inc. ............................................        66,000       6,806,250
                    RJR Nabisco Holdings Corp. ..........................................        45,000       1,743,750
                    Wrigley, (Wm) Jr. Co. ...............................................        35,000       2,043,125

                    Household Products -- 5.6%
                    Colgate-Palmolive Co. ...............................................        35,000       3,241,875
                    Gillette Co. ........................................................        72,700       5,361,625
                    Procter & Gamble Co. ................................................        55,000       5,981,250
                    Sunbeam Corp. .......................................................        65,000       1,795,625
                    United States Industries, Inc. ......................................        55,200       1,628,400
                                                                                                           ------------
                                                                                                             31,741,650
                                                                                                           ------------
                    ENERGY -- 9.2%
                    Energy Services -- 6.0%
                    Baker Hughes, Inc. ..................................................        44,000       1,611,500
                    Exxon Corp. .........................................................       149,700      14,165,363
                    Schlumberger Ltd. ...................................................        36,000       3,744,000

                    Energy Sources -- 3.2%
                    Apache Corp. ........................................................        55,000       2,000,625
                    BJ Services Co.+.....................................................        38,000       1,814,500
                    Enron Corp. .........................................................       108,000       4,941,000
                    Transocean Offshore, Inc. ...........................................        28,000       1,687,000
                                                                                                           ------------
                                                                                                             29,963,988
                                                                                                           ------------
                    FINANCE -- 17.5%
                    Banks -- 5.2%
                    Chase Manhattan Corp. ...............................................        39,000       3,685,500
                    First Chicago Corp. .................................................        68,052       3,998,055
                    First Union Corp. ...................................................        66,900       5,109,487
                    NationsBank Corp. ...................................................        40,500       4,196,813

                    Financial Services -- 7.4%
                    American Express Co. ................................................        70,000       3,657,500
                    Dean Witter, Discover & Co. .........................................        50,000       3,418,750
                    First Data Corp. ....................................................        58,000       2,312,750
                    Household International, Inc. .......................................        22,000       2,084,500
                    MBNA Corp. ..........................................................        80,000       3,230,000

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE (continued)
                    Financial Services (continued)
                    Merrill Lynch & Co., Inc. ...........................................        53,000    $  4,253,250
                    Morgan Stanley Group, Inc. ..........................................        34,100       2,050,262
                    Travelers Group, Inc. ...............................................        69,400       3,123,000

                    Insurance -- 4.9%
                    American International Group, Inc. ..................................        42,000       4,830,000
                    General Reinsurance Group............................................        17,900       3,020,625
                    ITT Hartford Group...................................................        28,000       1,914,500
                    NAC Reinsurance Corp. ...............................................        40,000       1,460,000
                    PMI Group, Inc. .....................................................        48,300       2,801,400
                    Travelers Aetna Property Casualty Corp. .............................        55,000       1,897,500
                                                                                                           -------------
                                                                                                             57,043,892
                                                                                                           -------------
                    HEALTHCARE -- 13.4%
                    Drugs -- 6.9%
                    Amgen, Inc.+.........................................................        45,000       2,739,375
                    Biogen, Inc.+........................................................        40,000       1,530,000
                    Merck & Co., Inc. ...................................................       100,900       8,374,700
                    Pfizer, Inc. ........................................................        53,000       4,750,125
                    Schering-Plough Corp. ...............................................        72,500       5,165,625

                    Health Services -- 2.6%
                    Columbia/HCA Healthcare Corp. .......................................       127,050       5,082,000
                    Oxford Health Plans, Inc.+...........................................        33,000       1,914,000
                    Pacificare Health Systems, Inc., Class A+............................        19,000       1,501,000

                    Medical Products -- 3.9%
                    Abbott Laboratories..................................................        88,000       4,906,000
                    Johnson & Johnson Co. ...............................................        94,000       4,993,750
                    Medtronic, Inc. .....................................................        41,000       2,711,125
                                                                                                           -------------
                                                                                                             43,667,700
                                                                                                           -------------
                    INDUSTRIAL & COMMERCIAL -- 12.4%
                    Aerospace & Military Technology -- 3.6%
                    AlliedSignal, Inc. ..................................................        90,000       6,592,500
                    General Dynamics Corp. ..............................................        33,000       2,433,750
                    United Technologies Corp. ...........................................        19,000       2,664,750

                    Business Services -- 0.9%
                    USA Waste Services, Inc.+............................................        50,000       1,612,500
                    Whitman Corp. .......................................................        60,200       1,384,600

                    Electrical Equipment -- 4.3%
                    General Electric Co. ................................................       135,000      14,040,000

                    Machinery -- 1.5%
                    Applied Materials, Inc.+.............................................        45,000       1,715,625
                    Case Corp. ..........................................................        33,000       1,732,500
                    Centocor, Inc.+......................................................        53,200       1,469,650

                    Multi-Industry -- 0.4%
                    Tyco International Ltd. .............................................        22,900       1,253,775

                    Transportation -- 1.7%
                    Burlington Northern Santa Fe.........................................        20,000       1,797,500
                    Canadian Pacific Ltd. ...............................................        60,000       1,650,000
                    Union Pacific Corp. .................................................        33,000       1,922,250
                                                                                                           -------------
                                                                                                             40,269,400
                                                                                                           -------------

                                                           ---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT -- 4.5%
                    Broadcasting & Media -- 2.5%
                    Gannett Co., Inc. ...................................................        20,000    $  1,570,000
                    Lin Television Corp.+................................................        34,000       1,364,250
                    New York Times Co., Class A..........................................        40,000       1,495,000
                    Tele-Communications Liberty Media Group+.............................        64,650       1,616,250
                    Time Warner, Inc. ...................................................        55,000       2,241,250

                    Leisure & Tourism -- 2.0%
                    Brinker International, Inc.+.........................................        80,500       1,489,250
                    Carnival Corp. ......................................................        62,200       1,967,075
                    Disney (Walt) Co. ...................................................        40,000       2,950,000
                                                                                                           -------------
                                                                                                             14,693,075
                                                                                                           -------------
                    INFORMATION TECHNOLOGY -- 14.5%
                    Communication Equipment -- 0.8%
                    AirTouch Communications, Inc.+.......................................       103,000       2,639,375

                    Computers & Business Equipment -- 2.3%
                    3Com Corp.+..........................................................        30,000       2,253,750
                    Compaq Computer Corp.+...............................................        35,400       2,805,450
                    Dell Computer Corp.+.................................................        25,000       2,540,625

                    Electronics -- 6.7%
                    ADT Ltd. ............................................................        70,000       1,435,000
                    Altera Corp.+........................................................        33,000       2,491,500
                    Intel Corp. .........................................................       114,000      14,463,750
                    National Semiconductor Corp.+........................................        75,000       1,837,500
                    Solectron Corp.+.....................................................        28,000       1,638,000

                    Software -- 4.7%
                    Cisco Systems, Inc.+.................................................        60,000       4,072,500
                    Microsoft Corp.+.....................................................        43,000       6,745,625
                    Netscape Communications Corp.+.......................................        30,000       1,676,250
                    Oracle Systems Corp.+................................................        55,000       2,695,000
                                                                                                           -------------
                                                                                                             47,294,325
                                                                                                           -------------
                    MATERIALS -- 3.7%
                    Chemicals -- 2.1%
                    Monsanto Co. ........................................................       120,000       4,770,000
                    Morton International, Inc. ..........................................        54,000       2,180,250

                    Forest Products -- 1.0%
                    Crown, Cork & Seal, Inc. ............................................        32,800       1,738,400
                    Louisiana Pacific Corp. .............................................        60,000       1,357,500

                    Metals & Minerals -- 0.6%
                    Reynolds Metals Co. .................................................        33,000       1,963,500
                                                                                                           -------------
                                                                                                             12,009,650
                                                                                                           -------------
                    REAL ESTATE -- 0.6%
                    Real Estate Investment Trusts -- 0.6%
                    Starwood Lodging Trust...............................................        38,000       1,814,500
                                                                                                           -------------
                    UTILITIES -- 3.6%
                    Electric Utilities -- 2.1%
                    FPL Group, Inc. .....................................................       145,000       6,688,125

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    UTILITIES (continued)
                    Gas & Pipeline Utilities -- 1.5%
                    CINergy Corp. .......................................................       150,000    $  5,025,000
                                                                                                           -------------
                                                                                                             11,713,125
                                                                                                           -------------
                    TOTAL INVESTMENT SECURITIES (cost $238,355,190)......................                   305,430,493
                                                                                                           -------------
                                                                                             PRINCIPAL
                                        SHORT-TERM SECURITIES -- 5.9%                         AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    TIME DEPOSIT -- 5.6%
                    Cayman Island Time Deposit with State Street Bank & Trust Co.
                      4.88% due 12/02/96@................................................   $18,251,000      18,251,000
                                                                                                           -------------
                    U.S. GOVERNMENT -- 0.3%
                    United States Treasury Bills 4.88% due 12/12/96@.....................       265,000         262,899
                    United States Treasury Bills 5.01% due 12/12/96@.....................       240,000         238,098
                    United States Treasury Bills 5.05% due 12/12/96@.....................       550,000         549,190
                                                                                                           -------------
                    TOTAL SHORT-TERM SECURITIES (cost $19,304,389).......................                    19,301,187
                                                                                                           -------------
                    TOTAL INVESTMENTS --
                      (cost $257,659,579)                                           99.8%                   324,731,680
                    Other assets less liabilities --                                 0.2                        731,645
                                                                                   ------                  -------------
                    NET ASSETS --                                                  100.0%                  $325,463,325
                                                                                   ======                  ==============

              -----------------------------

              +  Non-income producing securities

              @ The security or a portion thereof represents collateral for the following open futures contracts:

                    OPEN FUTURES CONTRACTS
-------------------------------------------------------------------------------------------------------------------------------
                    NUMBER OF                                       EXPIRATION     VALUE AT       VALUE AS OF       UNREALIZED
                    CONTRACTS             DESCRIPTION                  DATE       TRADE DATE   NOVEMBER 30, 1996   APPRECIATION
-------------------------------------------------------------------------------------------------------------------------------
                     45 Long    Standard & Poor's 500 Index.....  December 1996   $16,098,244     $17,060,625        $962,381
                                                                                                                   ===========

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FEDERATED VALUE PORTFOLIO          INVESTMENT PORTFOLIO -- NOVEMBER 30, 1996

                                              COMMON STOCK -- 91.1%                              SHARES        VALUE
                    ----------------------------------------------------------------------------------------------------

                    CONSUMER DISCRETIONARY -- 7.3%
                    Automotive -- 2.7%
                    Chrysler Corp. ..........................................................      1,100    $    39,050
                    General Motors Corp. ....................................................      2,000        115,250
                    General Motors Corp., Class H............................................      3,400        185,300

                    Retail -- 4.6%
                    Dayton Hudson Corp. .....................................................      4,500        174,937
                    Dillard Department Stores, Inc., Class A ................................      3,700        113,313
                    Sears, Roebuck & Co. ....................................................      2,400        119,400
                    Wal-Mart Stores, Inc. ...................................................      6,300        160,650
                                                                                                            -------------
                                                                                                                907,900
                                                                                                            -------------
                    CONSUMER STAPLES -- 11.5%
                    Food, Beverage & Tobacco -- 5.3%
                    CPC International, Inc. .................................................      2,400        199,800
                    Heinz (H.J.) Co. ........................................................      3,900        147,713
                    IBP, Inc. ...............................................................      5,500        136,125
                    Philip Morris Cos., Inc. ................................................      1,700        175,312

                    Household Products -- 6.2%
                    Avon Products, Inc. .....................................................      2,000        111,500
                    Kimberly-Clark Corp. ....................................................      2,000        195,500
                    Rubbermaid, Inc. ........................................................      7,500        180,000
                    Unilever NV ADR..........................................................      1,700        294,312
                                                                                                            -------------
                                                                                                              1,440,262
                                                                                                            -------------
                    ENERGY -- 10.0%
                    Energy Services -- 7.4%
                    Chevron Corp. ...........................................................      1,400         93,800
                    Exxon Corp. .............................................................      1,200        113,550
                    Mobil Corp. .............................................................      2,000        242,000
                    Royal Dutch Petroleum Co. ADR............................................        600        101,925
                    Texaco, Inc. ............................................................      1,100        109,037
                    Union Pacific Resources Group, Inc. .....................................      5,200        155,350
                    Occidental Petroleum Corp. ..............................................      4,500        108,000

                    Energy Sources -- 2.6%
                    Columbia Gas Systems, Inc. ..............................................      2,500        161,563
                    Enron Corp. .............................................................      3,500        160,125
                                                                                                            -------------
                                                                                                              1,245,350
                                                                                                            -------------
                    FINANCE -- 14.4%
                    Banks -- 3.5%
                    Chase Manhattan Corp. ...................................................      1,300        122,850
                    Citicorp.................................................................      1,000        109,250
                    National City Corp. .....................................................      2,000         92,750
                    Republic New York Corp. .................................................      1,300        114,725

---------------------

                                            COMMON STOCK (continued)                             SHARES        VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE (continued)
                    Financial Services -- 5.4%
                    Dean Witter, Discover & Co. .............................................      1,300    $    88,888
                    Federal Home Loan Mortgage Corp. ........................................        900        102,825
                    Federal National Mortgage Association....................................      5,200        214,500
                    H&R Block, Inc. .........................................................      5,500        160,875
                    Travelers Group, Inc. ...................................................      2,267        102,000

                    Insurance -- 5.5%
                    Aflac, Inc. .............................................................      4,000        167,000
                    Allstate Corp. ..........................................................      2,200        132,550
                    CIGNA Corp. .............................................................        800        113,100
                    Loews Corp. .............................................................        900         83,475
                    Marsh & McLennan Cos. ...................................................      1,700        192,737
                                                                                                            ------------
                                                                                                              1,797,525
                                                                                                            ------------
                    HEALTHCARE -- 11.3%
                    Drugs -- 3.9%
                    American Home Products Corp. ............................................      2,400        154,200
                    Bristol-Myers Squibb Co. ................................................      2,000        227,500
                    Merck & Co., Inc. .......................................................      1,200         99,600

                    Health Services -- 2.3%
                    Columbia/HCA Healthcare Corp. ...........................................      3,600        144,000
                    Healthsource, Inc.+......................................................      5,200         58,500
                    United Healthcare Corp. .................................................      2,000         86,250

                    Medical Products -- 5.1%
                    Abbott Laboratories......................................................      3,500        195,125
                    Bausch & Lomb, Inc. .....................................................      2,600         96,525
                    Becton Dickinson & Co. ..................................................      2,600        109,200
                    Biomet, Inc.+............................................................      6,500        107,250
                    Tambrands, Inc. .........................................................      3,000        128,250
                                                                                                            ------------
                                                                                                              1,406,400
                                                                                                            ------------
                    INDUSTRIAL & COMMERCIAL -- 8.9%
                    Aerospace & Military Technology -- 2.3%
                    Lockheed Martin Corp. ...................................................        739         66,972
                    Textron, Inc. ...........................................................      2,100        200,287
                    Martin Marietta Materials, Inc. .........................................        759         17,837

                    Business Services -- 1.7%
                    Browning-Ferris Industries, Inc. ........................................      7,900        212,312

                    Electrical Equipment -- 1.0%
                    General Electric Co. ....................................................      1,200        124,800

                    Machinery -- 1.2%
                    Ingersoll-Rand Co. ......................................................      3,200        148,800

                    Multi-Industry -- 1.0%
                    Rockwell International Corp. ............................................      2,000        128,500

                    Transportation -- 1.7%
                    AMR Corp.+...............................................................      1,300        118,625
                    Union Pacific Corp. .....................................................      1,500         87,375
                                                                                                            ------------
                                                                                                              1,105,508
                                                                                                            ------------
                    INFORMATION & ENTERTAINMENT -- 1.2%
                    Broadcasting & Media -- 0.7%
                    Gannett Co., Inc. .......................................................      1,100         86,350

                    Entertainment Products -- 0.2%
                    Mattel, Inc. ............................................................        700         21,613

                                                           ---------------------

                                            COMMON STOCK (continued)                             SHARES        VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT (continued)
                    Leisure & Tourism -- 0.3%
                    Disney (Walt) Co. .......................................................        600    $    44,250
                                                                                                            ------------
                                                                                                                152,213
                                                                                                            ------------
                    INFORMATION TECHNOLOGY -- 8.7%
                    Computers & Business Equipment -- 3.6%
                    Automatic Data Processing, Inc. .........................................      1,400         60,025
                    Electronic Data Systems Corp. ...........................................      3,800        183,825
                    Hewlett-Packard Co. .....................................................      1,900        102,363
                    International Business Machines Corp. ...................................        600         95,625

                    Electronics -- 2.5%
                    Intel Corp. .............................................................      1,400        177,625
                    Solectron Corp. .........................................................      2,300        134,550

                    Software -- 1.7%
                    Computer Associates International, Inc. .................................      1,700        111,775
                    Oracle Systems Corp.+....................................................      2,000         98,000

                    Telecommunications -- 0.9%
                    Lucent Technologies, Inc. ...............................................      2,300        117,875
                                                                                                            ------------
                                                                                                              1,081,663
                                                                                                            ------------
                    MATERIALS -- 6.7%
                    Chemicals -- 5.2%
                    Betzdearborn, Inc. ......................................................      1,600         92,600
                    Eastman Kodak Co. .......................................................        900         72,900
                    Monsanto Co. ............................................................      3,200        127,200
                    Morton International, Inc. ..............................................      4,800        193,800
                    Sigma-Aldrich Corp. .....................................................        500         31,250
                    Great Lakes Chemical Corp. ..............................................      2,300        123,337

                    Forest Products -- 1.5%
                    Consolidated Papers, Inc. ...............................................      2,100        104,213
                    International Paper Co. .................................................      2,000         85,000
                                                                                                            ------------
                                                                                                                830,300
                                                                                                            ------------
                    UTILITIES -- 11.1%
                    Electric Utilities -- 1.6%
                    FPL Group, Inc. .........................................................      2,100         96,863
                    Southern Co. ............................................................      4,500        100,125

                    Gas & Pipeline Utilities -- 3.3%
                    Pacific Gas & Electric Co. ..............................................      7,900        190,587
                    Unocal Corp. ............................................................      2,400         97,800
                    USX Marathon Group.......................................................      5,500        125,813

                    Telephone -- 6.2%
                    AT&T Corp. ..............................................................      2,500         98,125
                    GTE Corp. ...............................................................      3,500        157,062
                    MCI Communications Corp. ................................................      9,100        277,550
                    Pacific Telesis Group....................................................      6,500        240,500
                                                                                                            ------------
                                                                                                              1,384,425
                                                                                                            ------------
                    TOTAL INVESTMENT SECURITIES (cost $10,155,437)...........................                11,351,546
                                                                                                            ------------

---------------------

                                                                                                PRINCIPAL
                                          SHORT-TERM SECURITIES -- 7.7%                          AMOUNT        VALUE
                    ----------------------------------------------------------------------------------------------------

                    TIME DEPOSIT -- 7.7%
                    Cayman Island Time Deposit with State Street Bank & Trust Co.
                      2.75% due 12/02/96 (cost $964,000).....................................   $964,000    $   964,000
                                                                                                            ------------
                    TOTAL INVESTMENTS --
                      (cost $11,119,437)                                               98.8%                 12,315,546
                    Other assets less liabilities --                                    1.2                     143,982
                                                                                       ------               ------------
                    NET ASSETS --                                                     100.0%                $12,459,528
                                                                                      ======                =============

              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    VENTURE VALUE PORTFOLIO            INVESTMENT PORTFOLIO -- NOVEMBER 30, 1996

                                            COMMON STOCK -- 90.9%                             SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------

                    CONSUMER DISCRETIONARY -- 3.4%
                    Automotive -- 1.7%
                    General Motors Corp. ................................................       149,200    $  8,597,650

                    Housing -- 0.2%
                    Masco Corp. .........................................................        25,100         916,150

                    Retail -- 1.5%
                    Federated Department Stores, Inc.+...................................       126,800       4,327,050
                    Harcourt General, Inc. ..............................................        61,500       3,359,437
                                                                                                           ------------
                                                                                                             17,200,287
                                                                                                           ------------
                    CONSUMER STAPLES -- 8.1%
                    Food, Beverage & Tobacco -- 7.7%
                    American Brands, Inc. ...............................................         4,200         200,550
                    Archer-Daniels-Midland Co. ..........................................       240,905       5,299,910
                    Coca-Cola Co. .......................................................       105,600       5,398,800
                    Guinness PLC.........................................................       313,000       2,341,712
                    McDonald's Corp. ....................................................       196,200       9,172,350
                    Nestle SA ADR........................................................        60,300       3,275,846
                    Philip Morris Cos., Inc. ............................................       110,700      11,415,937
                    Tyson Foods, Inc., Class A ..........................................        74,400       2,436,600

                    Household Products -- 0.4%
                    Kimberly-Clark Corp. ................................................        20,900       2,042,975
                    Maytag Corp. ........................................................         4,200          80,325
                                                                                                           ------------
                                                                                                             41,665,005
                                                                                                           ------------
                    ENERGY -- 8.5%
                    Energy Services -- 6.8%
                    Amerada Hess Corp. ..................................................         1,800         105,975
                    Amoco Corp. .........................................................         1,400         108,675
                    Burlington Resources, Inc. ..........................................       228,400      12,105,200
                    Chevron Corp. .......................................................         7,600         509,200
                    Cooper Cameron, Corp.+...............................................        11,000         723,250
                    Energy Ventures, Inc.+...............................................        76,800       3,772,800
                    Exxon Corp. .........................................................        11,800       1,116,575
                    Halliburton Co. .....................................................       157,200       9,471,300
                    Mobil Corp. .........................................................         1,100         133,100
                    Schlumberger Ltd. ...................................................        64,400       6,697,600
                    Sonat, Inc. .........................................................         2,200         113,850

                    Energy Sources -- 1.7%
                    Atlantic Richfield Co. ..............................................         2,400         333,900
                    Edison International.................................................           700          13,913
                    Noble Affiliates, Inc. ..............................................       135,057       6,364,562
                    Union Pacific Resources Group, Inc. .................................        75,721       2,262,165
                                                                                                           ------------
                                                                                                             43,832,065
                                                                                                           ------------
                    FINANCE -- 40.7%
                    Banks -- 9.4%
                    Banc One Corp. ......................................................       118,980       5,666,422
                    BankAmerica Corp. ...................................................        86,300       8,888,900
                    First Bank Systems, Inc. ............................................       127,100       9,262,412

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE (continued)
                    Banks (continued)
                    First Union Corp. ...................................................         2,000    $    152,750
                    Golden West Financial Corp. .........................................        70,600       4,765,500
                    State Street Boston Corp. ...........................................       114,000       7,709,250
                    Wells Fargo & Co. ...................................................        41,800      11,897,325

                    Financial Services -- 16.7%
                    American Express Co. ................................................       308,900      16,140,025
                    Barnett Banks, Inc. .................................................        89,500       3,938,000
                    Citicorp. ...........................................................       113,075      12,353,444
                    Dean Witter, Discover & Co. .........................................       121,000       8,273,375
                    Donaldson Lufkin & Jenrette, Inc. ...................................       116,500       4,150,313
                    Federal Home Loan Mortgage Corp. ....................................        82,100       9,379,925
                    Morgan (J.P.) & Co., Inc. ...........................................        79,100       7,465,063
                    Morgan Stanley Group, Inc. ..........................................       176,300      10,600,037
                    Travelers Group, Inc. ...............................................       313,533      14,109,000

                    Insurance -- 13.8%
                    20th Century Industries+.............................................       141,700       2,125,500
                    Allstate Corp. ......................................................       198,395      11,953,299
                    American International Group, Inc. ..................................        40,200       4,623,000
                    Berkley (W.R.) Corp. ................................................       129,300       6,788,250
                    Chubb Corp. .........................................................       175,300       9,510,025
                    Equitable Cos., Inc. ................................................       331,700       8,209,575
                    General Reinsurance Corp.............................................        71,600      12,082,500
                    NAC Reinsurance Corp. ...............................................        34,400       1,255,600
                    Progressive Corp., Ohio..............................................        74,600       5,203,350
                    Transatlantic Holdings, Inc. ........................................        86,100       6,855,712
                    UNUM Corp. ..........................................................        39,200       2,788,100

                    Investment Companies -- 0.8%
                    Morgan Stanley Asia-Pacific Fund.....................................       375,367       3,988,274
                                                                                                           -------------
                                                                                                            210,134,926
                                                                                                           -------------
                    HEALTHCARE -- 3.1%
                    Drugs -- 2.5%
                    Bristol-Myers Squibb Co. ............................................           900         102,375
                    Lilly (Eli) & Co. ...................................................        43,900       3,358,350
                    Merck & Co., Inc. ...................................................        15,300       1,269,900
                    Pfizer, Inc. ........................................................        89,500       8,021,437

                    Medical Products -- 0.6%
                    American Home Products Corp. ........................................         2,200         141,350
                    Johnson & Johnson Co. ...............................................        54,100       2,874,063
                                                                                                           -------------
                                                                                                             15,767,475
                                                                                                           -------------
                    INDUSTRIAL & COMMERCIAL -- 7.2%
                    Aerospace & Military Technology -- 2.5%
                    Boeing Co. ..........................................................        83,600       8,307,750
                    General Motors Corp., Class H........................................        84,900       4,627,050

                    Business Services -- 0.0%
                    ACNielsen Corp.+.....................................................           133           2,311
                    Cognizant Corp.+.....................................................           400          13,800
                    Dun & Bradstreet Corp. ..............................................           400           9,050
                    WMX Technologies, Inc. ..............................................         1,400          50,400

                    Electrical Equipment -- 0.1%
                    General Electric Co. ................................................         5,800         603,200

                                                           ---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    INDUSTRIAL & COMMERCIAL (continued)
                    Machinery -- 1.0%
                    Applied Materials, Inc.+.............................................        92,200    $  3,515,125
                    Smith International, Inc.+...........................................        41,200       1,684,050
                    Transportation -- 3.6%
                    Burlington Northern Santa Fe.........................................       108,300       9,733,462
                    Illinois Central Corp. ..............................................        58,450       1,979,994
                    Union Pacific Corp. .................................................       117,600       6,850,200
                                                                                                           -------------
                                                                                                             37,376,392
                                                                                                           -------------
                    INFORMATION & ENTERTAINMENT -- 3.7%
                    Broadcasting & Media -- 3.0%
                    Gannett Co., Inc. ...................................................        90,900       7,135,650
                    News Corp., Ltd. ADR.................................................       261,200       4,505,700
                    Tribune Co. .........................................................        43,100       3,728,150
                    Washington Post Co., Class B.........................................           100          34,800

                    Leisure & Tourism -- 0.7%
                    Disney (Walt) Co. ...................................................        52,200       3,849,750
                                                                                                           -------------
                                                                                                             19,254,050
                                                                                                           -------------
                    INFORMATION TECHNOLOGY -- 10.3%
                    Communication Equipment -- 0.7%
                    AirTouch Communications, Inc.+.......................................       141,900       3,636,188
                    SBC Communications, Inc. ............................................         1,200          63,150

                    Computers & Business Equipment -- 5.8%
                    Hewlett-Packard Co. .................................................       185,000       9,966,875
                    International Business Machines Corp. ...............................        91,000      14,503,125
                    Komag, Inc.+.........................................................       170,700       5,505,075

                    Electronics -- 3.6%
                    Intel Corp. .........................................................       116,400      14,768,250
                    Novellus Systems, Inc.+..............................................        63,900       3,674,250

                    Telecommunications -- 0.2%
                    Globalstar Telecommunications Ltd.+..................................         9,500         655,500
                    Lucent Technologies, Inc. ...........................................         4,245         217,556
                                                                                                           -------------
                                                                                                             52,989,969
                                                                                                           -------------
                    MATERIALS -- 3.7%
                    Chemicals -- 1.6%
                    Dow Chemical Co. ....................................................           600          50,250
                    Eastman Kodak Co. ...................................................       104,400       8,456,400

                    Forest Products -- 1.0%
                    Fort Howard Corp.+...................................................       123,900       3,500,175
                    International Paper Co. .............................................         1,300          55,250
                    Jefferson Smurfit Corp.+.............................................       104,900       1,416,150
                    Union Camp Corp. ....................................................         2,000          98,250

                    Metals & Minerals -- 1.1%
                    Martin Marietta Materials, Inc. .....................................       235,000       5,522,500
                                                                                                           -------------
                                                                                                             19,098,975
                                                                                                           -------------
                    REAL ESTATE -- 2.1%
                    Real Estate Investment Trusts -- 2.1%
                    Crescent Real Estate Equities........................................        96,100       4,216,387
                    Federal Realty Investment Trust......................................        45,600       1,185,600
                    Kimco Realty Corp. ..................................................         9,650         281,056
                    Mid-Atlantic Realty Trust............................................        27,800         291,900
                    Saul Centers, Inc. ..................................................        28,900         440,725

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    REAL ESTATE (continued)
                    Real Estate Investment Trusts (continued)
                    Simon DeBartolo Group, Inc. .........................................           400    $     10,950
                    United Dominion Realty Trust, Inc. ..................................        50,300         741,925
                    Vornado Realty Trust.................................................        71,800       3,239,975
                    Weingarten Realty Investors..........................................        14,500         567,313
                                                                                                           -------------
                                                                                                             10,975,831
                                                                                                           -------------
                    UTILITIES -- 0.1%
                    Electric Utilities -- 0.0%
                    Carolina Power & Light Co. ..........................................           900          32,962
                    Duke Power Co. ......................................................         1,400          64,925
                    Enova Corp. .........................................................           500          11,188
                    New England Electric Systems.........................................           500          17,125
                    Southern Co. ........................................................         1,600          35,600
                    Wisconsin Energy Corp. ..............................................           800          21,400

                    Telephone -- 0.1%
                    AT&T Corp. ..........................................................        13,900         545,575
                                                                                                           -------------
                                                                                                                728,775
                                                                                                           -------------
                    TOTAL COMMON STOCK (cost $378,127,522)...............................                   469,023,750
                                                                                                           -------------
                    PREFERRED STOCK -- 0.3%
                    ----------------------------------------------------------------------------------------------------
                    FINANCE -- 0.1%
                    Banks -- 0.1%
                    Banc One Corp., Series C.............................................         7,200         654,300
                                                                                                           -------------
                    INFORMATION TECHNOLOGY -- 0.2%
                    Communication Equipment -- 0.2%
                    AirTouch Communications, Inc. Class B convertible 6.00%..............        19,580         560,478
                    AirTouch Communications, Inc. Class C convertible 4.25%..............        12,597         579,462
                                                                                                           -------------
                                                                                                              1,139,940
                                                                                                           -------------
                    TOTAL PREFERRED STOCK (cost $1,570,968)..............................                     1,794,240
                                                                                                           -------------
                    TOTAL INVESTMENT SECURITIES (cost $379,698,490)......................                   470,817,990
                                                                                                           -------------
                                                                                             PRINCIPAL
                                        SHORT-TERM SECURITIES -- 8.8%                         AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    FEDERAL AGENCY OBLIGATIONS -- 8.8%
                    Federal Home Loan Bank Notes 5.20% due 12/05/96......................   $13,040,000      13,032,466
                    Federal Home Loan Mortgage Discount Notes 5.22% due 12/09/96.........    11,200,000      11,187,008
                    Federal Home Loan Mortgage Discount Notes 5.33% due 12/02/96.........     6,565,000       6,564,028
                    Federal National Mortgage Association Discount Notes 5.30% due
                      12/06/96...........................................................    14,890,000      14,879,039
                                                                                                           -------------
                    TOTAL SHORT-TERM SECURITIES (cost $45,662,541).......................                    45,662,541
                                                                                                           -------------
                    TOTAL INVESTMENTS --
                      (cost $425,361,031)                                           100.0%                  516,480,531
                    Liabilities in excess of other assets --                         (0.0)                      (67,160)
                                                                                    ------                 -------------
                    NET ASSETS --                                                   100.0%                 $516,413,371
                                                                                    ======                 =============

              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    ALLIANCE GROWTH PORTFOLIO  INVESTMENT PORTFOLIO -- NOVEMBER 30, 1996

                                             COMMON STOCK -- 94.6%                              SHARES          VALUE
                    -----------------------------------------------------------------------------------------------------

                    CONSUMER DISCRETIONARY -- 6.4%
                    Apparel & Textiles -- 1.4%
                    NIKE, Inc., Class B.....................................................      93,100    $  5,295,063

                    Retail -- 5.0%
                    Dayton Hudson Corp. ....................................................      96,700       3,759,212
                    Home Depot, Inc. .......................................................     235,400      12,270,225
                    Wal-Mart Stores, Inc. ..................................................     118,700       3,026,850
                                                                                                            -------------
                                                                                                              24,351,350
                                                                                                            -------------
                    CONSUMER STAPLES -- 14.5%
                    Food, Beverage & Tobacco -- 13.6%
                    Campbell Soup Co. ......................................................     102,300       8,452,538
                    McDonald's Corp. .......................................................     151,500       7,082,625
                    PepsiCo, Inc. ..........................................................     353,100      10,548,862
                    Philip Morris Cos., Inc. ...............................................     215,800      22,254,375
                    Wrigley, (Wm) Jr. Co. ..................................................      61,400       3,584,225

                    Household Products -- 0.9%
                    Colgate-Palmolive Co. ..................................................      35,400       3,278,925
                                                                                                            -------------
                                                                                                              55,201,550
                                                                                                            -------------
                    FINANCE -- 18.3%
                    Banks -- 4.8%
                    Chase Manhattan Corp. ..................................................      41,194       3,892,833
                    First Chicago Corp. ....................................................      61,600       3,619,000
                    First Union Corp. ......................................................      52,800       4,032,600
                    Norwest Corp. ..........................................................     144,120       6,737,610
                    Wells Fargo & Co. ......................................................           1             285

                    Financial Services -- 12.4%
                    Federal National Mortgage Association...................................     400,300      16,512,375
                    First Data Corp. .......................................................      58,800       2,344,650
                    Household International, Inc. ..........................................      66,200       6,272,450
                    MBNA Corp. .............................................................     297,700      12,019,637
                    Merrill Lynch & Co., Inc. ..............................................      84,300       6,765,075
                    Travelers Group, Inc. ..................................................      69,200       3,114,000

                    Insurance -- 1.1%
                    Allstate Corp. .........................................................      63,400       3,819,850
                    MGIC Investment Corp. ..................................................       6,100         456,738
                                                                                                            -------------
                                                                                                              69,587,103
                                                                                                            -------------
                    HEALTHCARE -- 13.8%
                    Drugs -- 7.9%
                    Amgen, Inc.+............................................................     113,500       6,909,312
                    Merck & Co., Inc. ......................................................     204,900      17,006,700
                    Pfizer, Inc. ...........................................................      68,500       6,139,313

                    Health Services -- 2.1%
                    Columbia/HCA Healthcare Corp. ..........................................     126,250       5,050,000
                    Pacificare Health Systems, Inc., Class A+...............................      19,700       1,556,300
                    Pacificare Health Systems, Inc., Class B+...............................      14,400       1,195,200

---------------------

                                            COMMON STOCK (continued)                            SHARES          VALUE
                    -----------------------------------------------------------------------------------------------------
                    HEALTHCARE (continued)
                    Medical Products -- 3.8%
                    Abbott Laboratories.....................................................     100,200    $  5,586,150
                    Johnson & Johnson Co. ..................................................      64,800       3,442,500
                    Medtronic, Inc. ........................................................      84,300       5,574,337
                                                                                                            -------------
                                                                                                              52,459,812
                                                                                                            -------------
                    INDUSTRIAL & COMMERCIAL -- 6.4%
                    Aerospace & Military Technology -- 2.2%
                    AlliedSignal, Inc. .....................................................      55,100       4,036,075
                    Boeing Co. .............................................................      33,300       3,309,188
                    United Technologies Corp. ..............................................       6,900         967,725

                    Electrical Equipment -- 0.9%
                    Honeywell, Inc. ........................................................      50,200       3,444,975

                    Machinery -- 2.2%
                    Applied Materials, Inc.+................................................     227,900       8,688,687

                    Transportation -- 1.1%
                    Burlington Northern Santa Fe............................................      45,900       4,125,263
                                                                                                            -------------
                                                                                                              24,571,913
                                                                                                            -------------
                    INFORMATION & ENTERTAINMENT -- 7.3%
                    Leisure & Tourism -- 7.3%
                    Disney (Walt) Co. ......................................................     201,512      14,861,510
                    Northwest Airlines Corp., Class A+......................................     186,200       7,517,825
                    UAL Corp. ..............................................................      97,700       5,617,750
                                                                                                            -------------
                                                                                                              27,997,085
                                                                                                            -------------
                    INFORMATION TECHNOLOGY -- 26.3%
                    Communication Equipment -- 0.7%
                    Ascend Communications, Inc.+............................................      38,700       2,752,538

                    Computers & Business Equipment -- 8.4%
                    3Com Corp.+.............................................................      47,400       3,560,925
                    Cascade Communications Co.+.............................................      40,000       2,765,000
                    Compaq Computer Corp.+..................................................     119,300       9,454,525
                    Dell Computer Corp.+....................................................      29,500       2,997,937
                    Electronic Data Systems Corp. ..........................................      77,600       3,753,900
                    Hewlett-Packard Co. ....................................................     176,200       9,492,775

                    Electronics -- 4.7%
                    Altera Corp.+...........................................................      27,000       2,038,500
                    Intel Corp. ............................................................      92,500      11,735,937
                    Motorola, Inc. .........................................................      74,000       4,097,750

                    Software -- 10.6%
                    Cisco Systems, Inc.+....................................................     252,200      17,118,075
                    Microsoft Corp.+........................................................      73,700      11,561,687
                    Netscape Communications Corp.+..........................................      62,700       3,503,363
                    Oracle Systems Corp.+...................................................     169,700       8,315,300

                    Telecommunications -- 1.9%
                    Lucent Technologies, Inc. ..............................................      87,200       4,469,000
                    MFS Communications, Inc.+...............................................      56,000       2,702,000
                                                                                                            -------------
                                                                                                             100,319,212
                                                                                                            -------------
                    MATERIALS -- 0.7%
                    Chemicals -- 0.7%
                    Monsanto Co. ...........................................................      66,400       2,639,400
                                                                                                            -------------

                                                           ---------------------

                                            COMMON STOCK (continued)                            SHARES          VALUE
                    -----------------------------------------------------------------------------------------------------
                    REAL ESTATE -- 0.9%
                    Real Estate Companies -- 0.9%
                    Green Tree Financial Corp. .............................................      86,000    $  3,601,250
                                                                                                            -------------
                    TOTAL COMMON STOCK (cost $309,095,983)..................................                 360,728,675
                                                                                                            -------------
                                               WARRANTS -- 4.8%+
                    -----------------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY -- 4.8%
                    Electronics -- 4.8%
                    Intel Corp. 3/14/98 (cost $3,321,125)...................................     211,000      18,515,250
                                                                                                            -------------
                    TOTAL INVESTMENT SECURITIES (cost $312,417,108).........................                 379,243,925
                                                                                                            -------------
                                                                                               PRINCIPAL
                                         SHORT-TERM SECURITIES -- 0.3%                          AMOUNT
                    -----------------------------------------------------------------------------------------------------
                    TIME DEPOSIT -- 0.3%
                    Cayman Island Time Deposit with State Street Bank & Trust Co.
                      2.75% due 12/02/96@...................................................   $ 971,000         971,000
                                                                                                            -------------
                    U.S. GOVERNMENT -- 0.0%
                    United States Treasury Bills 5.14% due 12/19/96@........................     160,000         159,589
                                                                                                            -------------
                    TOTAL SHORT-TERM SECURITIES (cost $1,130,589)...........................                   1,130,589
                                                                                                            -------------
                    TOTAL INVESTMENTS --
                      (cost $313,547,697)                                              99.7%                 380,374,514
                    Other assets less liabilities --                                    0.3                      992,159
                                                                                      ------                -------------
                    NET ASSETS --                                                     100.0%                $381,366,673
                                                                                      ======                ==============

              -----------------------------

              +  Non-income producing securities

              @ The security or a portion thereof represents collateral for the following open futures contracts:

                    OPEN FUTURES CONTRACTS
                    -----------------------------------------------------------------------------------------------------------
                                                                                   VALUE AT
                    NUMBER OF                                      EXPIRATION        TRADE        VALUE AS OF       UNREALIZED
                    CONTRACTS             DESCRIPTION                 DATE           DATE      NOVEMBER 30, 1996   APPRECIATION
                    -----------------------------------------------------------------------------------------------------------
                     12 Long    Standard & Poor's 500 Index....  December 1996     $4,152,000     $ 4,549,500        $397,500
                                                                                                                   ===========

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GROWTH/PHOENIX INVESTMENT
    COUNSEL PORTFOLIO                  INVESTMENT PORTFOLIO -- NOVEMBER 30, 1996

                                            COMMON STOCK -- 87.7%                              SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------

                    CONSUMER DISCRETIONARY -- 5.9%
                    Apparel & Textiles -- 0.2%
                    Footstar, Inc.+.......................................................       12,955    $    265,578

                    Automotive -- 0.7%
                    General Motors Corp. .................................................       25,000       1,362,500

                    Retail -- 5.0%
                    American Stores Co. ..................................................       75,000       2,990,625
                    CVS Corp. ............................................................       45,000       1,850,625
                    Home Depot, Inc. .....................................................       50,000       2,606,250
                    Price/Costco, Inc.+...................................................       80,000       1,860,000
                                                                                                           ------------
                                                                                                             10,935,578
                                                                                                           ------------
                    CONSUMER STAPLES -- 7.4%
                    Food, Beverage & Tobacco -- 3.2%
                    PepsiCo, Inc. ........................................................       43,900       1,311,512
                    Ralston Purina Co. ...................................................       25,000       1,912,500
                    Seagram Co., Ltd. ....................................................       70,000       2,861,250

                    Household Products -- 4.2%
                    Colgate-Palmolive Co. ................................................       15,000       1,389,375
                    Kimberly-Clark Corp. .................................................       30,000       2,932,500
                    Unilever NV...........................................................       20,000       3,462,500
                                                                                                           ------------
                                                                                                             13,869,637
                                                                                                           ------------
                    ENERGY -- 13.1%
                    Energy Services -- 8.5%
                    BJ Services Co.+......................................................       60,000       2,865,000
                    Burlington Resources, Inc. ...........................................       30,000       1,590,000
                    Diamond Offshore Drilling, Inc.+......................................       45,000       2,868,750
                    Halliburton Co. ......................................................       25,000       1,506,250
                    Nabors Industries, Inc. ..............................................      225,000       4,359,375
                    Schlumberger Ltd. ....................................................       25,000       2,600,000

                    Energy Sources -- 4.6%
                    Burlington Northern Santa Fe..........................................       24,500       2,201,937
                    Elf Aquitaine ADR.....................................................       50,000       2,193,750
                    ENSCO International, Inc.+............................................       30,000       1,316,250
                    Louisiana Land & Exploration Co. .....................................       50,000       2,987,500
                                                                                                           ------------
                                                                                                             24,488,812
                                                                                                           ------------
                    FINANCE -- 14.3%
                    Banks -- 1.5%
                    Citicorp..............................................................       25,000       2,731,250

                    Financial Services -- 6.5%
                    American Express Co. .................................................       40,000       2,090,000
                    Bankers Trust New York Corp. .........................................       22,000       1,914,000
                    Equifax, Inc. ........................................................      105,000       3,438,750
                    Federal National Mortgage Association.................................       50,000       2,062,500
                    Travelers Group, Inc. ................................................       60,000       2,700,000

                                                           ---------------------

                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE (continued)
                    Insurance -- 6.3%
                    ACE Ltd. .............................................................       35,000    $  2,025,625
                    Allstate Corp. .......................................................       30,000       1,807,500
                    Everest Reinsurance Holdings, Inc. ...................................       70,000       1,968,750
                    General Reinsurance Group.............................................       12,000       2,025,000
                    Marsh & McLennan Cos. ................................................       15,000       1,700,625
                    TIG Holdings, Inc. ...................................................       70,000       2,135,000
                                                                                                           -------------
                                                                                                             26,599,000
                                                                                                           -------------
                    HEALTHCARE -- 13.3%
                    Drugs -- 6.3%
                    American Home Products Corp. .........................................       30,000       1,927,500
                    Amgen, Inc.+..........................................................       30,000       1,826,250
                    Bristol-Myers Squibb Co. .............................................       25,000       2,843,750
                    Lilly (Eli) & Co. ....................................................       40,000       3,060,000
                    Warner-Lambert Co. ...................................................       30,000       2,145,000

                    Health Services -- 1.0%
                    Columbia/HCA Healthcare Corp. ........................................       45,000       1,800,000

                    Medical Products -- 6.0%
                    Allegiance Corp. .....................................................       12,000         271,500
                    Baxter International, Inc. ...........................................       60,000       2,550,000
                    Johnson & Johnson Co. ................................................       65,000       3,453,125
                    Mallinckrodt, Inc. ...................................................       40,000       1,760,000
                    Medtronic, Inc. ......................................................       25,000       1,653,125
                    Pharmacia & Upjohn, Inc. .............................................       40,000       1,545,000
                                                                                                           -------------
                                                                                                             24,835,250
                                                                                                           -------------
                    INDUSTRIAL & COMMERCIAL -- 13.6%
                    Aerospace & Military Technology -- 5.5%
                    Boeing Co. ...........................................................       20,400       2,027,250
                    Litton Industries, Inc.+..............................................       45,000       2,103,750
                    Lockheed Martin Corp. ................................................       40,000       3,625,000
                    Raytheon Co. .........................................................       50,000       2,556,250

                    Business Services -- 5.5%
                    Cognizant Corp.+......................................................       75,000       2,587,500
                    CUC International, Inc.+..............................................       75,000       1,978,125
                    Pittston Brink's Group................................................       15,000         382,500
                    Primark Corp.+........................................................       50,000       1,312,500
                    WMX Technologies, Inc. ...............................................      110,000       3,960,000

                    Machinery -- 1.0%
                    Deere & Co. ..........................................................       40,000       1,785,000

                    Transportation -- 1.6%
                    Tidewater, Inc. ......................................................       68,000       2,975,000
                                                                                                           -------------
                                                                                                             25,292,875
                                                                                                           -------------
                    INFORMATION & ENTERTAINMENT -- 2.8%
                    Broadcasting & Media -- 1.4%
                    Grupo Televisa SA ADR.................................................       35,000         953,750
                    Time Warner, Inc. ....................................................       42,000       1,711,500

                    Leisure & Tourism -- 1.4%
                    Carnival Corp. .......................................................       80,000       2,530,000
                                                                                                           -------------
                                                                                                              5,195,250
                                                                                                           -------------
                    INFORMATION TECHNOLOGY -- 10.3%
                    Computers & Business Equipment -- 0.9%
                    Xerox Corp. ..........................................................       32,000       1,572,000

---------------------

                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY (continued)
                    Electronics -- 3.0%
                    ADT Ltd.+.............................................................       90,000    $  1,845,000
                    Intel Corp. ..........................................................       15,000       1,903,125
                    Perkin-Elmer Corp. ...................................................       30,000       1,848,750

                    Software -- 5.6%
                    Cisco Systems, Inc.+..................................................       50,000       3,393,750
                    Informix Corp.+.......................................................       50,000       1,187,500
                    Microsoft Corp.+......................................................       12,000       1,882,500
                    Oracle Systems Corp.+.................................................       40,000       1,960,000
                    Sterling Software, Inc.+..............................................       25,000         828,125
                    VeriFone, Inc.+.......................................................       37,000       1,248,750

                    Telecommunications -- 0.8%
                    Lucent Technologies, Inc. ............................................       30,000       1,537,500
                                                                                                           -------------
                                                                                                             19,207,000
                                                                                                           -------------
                    MATERIALS -- 6.4%
                    Chemicals -- 4.9%
                    IMC Global, Inc. .....................................................       80,000       2,890,000
                    Monsanto Co. .........................................................       70,000       2,782,500
                    Raychem Corp. ........................................................       40,000       3,410,000

                    Metals & Minerals -- 1.5%
                    Potash Corp. of Saskatchewan, Inc. ...................................       36,500       2,751,188
                                                                                                           -------------
                                                                                                             11,833,688
                                                                                                           -------------
                    UTILITIES -- 0.6%
                    Gas & Pipeline Utilities -- 0.6%
                    Transocean Offshore, Inc. ............................................       20,000       1,205,000
                                                                                                           -------------
                    TOTAL INVESTMENT SECURITIES (cost $136,132,691).......................                  163,462,090
                                                                                                           -------------

                                                                                             PRINCIPAL
                                        SHORT-TERM SECURITIES -- 12.3%                         AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    CORPORATE SHORT-TERM NOTES -- 10.6%
                    Abbott Laboratories, Inc. 5.25% due 12/04/96..........................   $2,390,000       2,388,954
                    Ameritech Capital Funding Corp. 5.25% due 12/23/96....................    1,500,000       1,495,187
                    Assets Securitization Cooperative 5.27% due 12/05/96..................    4,190,000       4,187,547
                    Ciesco L.P. 5.25% due 12/02/96........................................      795,000         794,884
                    Ciesco L.P. 5.35% due 12/02/96........................................      885,000         884,869
                    Donnelley(R.R.) & Sons Co. 5.27% due 12/09/96.........................    1,830,000       1,827,857
                    General Electric Capital Corp. 5.23% due 12/13/96.....................    2,905,000       2,899,936
                    Kimberly-Clark Corp. 5.23% due 12/11/96...............................      600,000         599,128
                    Receivables Capital Corp. 5.29% due 12/02/96..........................    1,147,000       1,146,831
                    Vermont American Corp. 5.25% due 12/20/96.............................    3,590,000       3,580,053
                                                                                                           -------------
                                                                                                             19,805,246
                                                                                                           -------------
                    FEDERAL AGENCY OBLIGATIONS -- 1.3%
                    Federal Home Loan Bank Discount Notes 5.85% due 12/02/96..............      445,000         444,928
                    Federal Home Loan Mortgage Discount Notes 5.70% due 12/02/96..........      205,000         204,967
                    Federal National Mortgage Association 5.23% due 12/19/96..............    1,690,000       1,685,585
                                                                                                           -------------
                                                                                                              2,335,480
                                                                                                           -------------

                                                           ---------------------

                                                                                             PRINCIPAL
                                      SHORT-TERM SECURITIES (continued)                        AMOUNT          VALUE
                    ----------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT -- 0.4%
                    United States Treasury Bills 4.86% due 2/06/97........................   $  715,000    $    708,107
                                                                                                           -------------
                    TOTAL SHORT-TERM SECURITIES (cost $22,849,259)........................                   22,848,833
                                                                                                           -------------
                    TOTAL INVESTMENTS --
                      (cost $158,981,950)                                           100.0%                  186,310,923
                    Other assets less liabilities --                                  0.0                        56,655
                                                                                    ------                 -------------
                    NET ASSETS --                                                   100.0%                 $186,367,578
                                                                                    ======                 ==============

              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    PROVIDENT GROWTH
    PORTFOLIO                          INVESTMENT PORTFOLIO -- NOVEMBER 30, 1996

                                            COMMON STOCK -- 96.5%                              SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------

                    CONSUMER DISCRETIONARY -- 8.2%
                    Apparel & Textile -- 2.6%
                    Gucci Group NV ADR....................................................        7,200    $    528,300
                    NIKE, Inc., Class B ..................................................       35,800       2,036,125
                    Tommy Hilfiger Corp.+.................................................       29,200       1,576,800

                    Housing -- 0.3%
                    American Standard Cos., Inc.+.........................................       14,600         556,625

                    Retail  --  5.3%
                    CVS Corp. ............................................................       22,700         933,538
                    Home Depot, Inc. .....................................................       25,900       1,350,037
                    Kohl's Corp.+.........................................................       34,600       1,379,675
                    Price/Costco, Inc.+...................................................       60,300       1,401,975
                    Safeway, Inc.+........................................................       45,600       1,852,500
                    Staples, Inc.+........................................................       47,000         928,250
                    Walgreen Co. .........................................................       17,200         718,100
                                                                                                           -------------
                                                                                                             13,261,925
                                                                                                           -------------
                    CONSUMER STAPLES -- 2.3%
                    Household Products  --  2.3%
                    Estee Lauder Cos., Inc., Class A......................................        7,400         370,000
                    Gillette Co. .........................................................       44,600       3,289,250
                                                                                                           -------------
                                                                                                              3,659,250
                                                                                                           -------------
                    ENERGY  --  2.5%
                    Energy Services  --  1.8%
                    Schlumberger Ltd. ....................................................       16,200       1,684,800
                    Tosco Corp. ..........................................................       15,700       1,195,163

                    Energy Sources  --  0.7%
                    Enron Corp. ..........................................................       24,800       1,134,600
                                                                                                           -------------
                                                                                                              4,014,563
                                                                                                           -------------
                    FINANCE  --  17.9%
                    Financial Services  --  15.1%
                    Associates First Capital Corp. Class A................................       41,100       1,988,213
                    Federal Home Loan Mortgage Corp. .....................................       17,900       2,045,075
                    Federal National Mortgage Association.................................      164,500       6,785,625
                    First Data Corp. .....................................................      153,650       6,126,794
                    First USA, Inc. ......................................................       72,000       2,367,000
                    MBNA Corp. ...........................................................      116,100       4,687,537
                    Synovus Financial Corp. ..............................................        6,400         209,600

                    Insurance  --  2.8%
                    American International Group, Inc. ...................................       23,300       2,679,500
                    MGIC Investment Corp. ................................................       23,500       1,759,562
                                                                                                           -------------
                                                                                                             28,648,906
                                                                                                           -------------

                                                           ---------------------

                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    HEALTHCARE -- 20.3%
                    Drugs -- 12.0%
                    Amgen, Inc.+..........................................................       40,500    $  2,465,437
                    Cardinal Health, Inc. ................................................       26,800       2,241,150
                    Elan Corp. PLC ADR+...................................................       40,200       1,195,950
                    Lilly (Eli) & Co. ....................................................       34,200       2,616,300
                    Merck & Co., Inc. ....................................................       38,800       3,220,400
                    Pfizer, Inc. .........................................................       83,000       7,438,875

                    Health Services -- 4.3%
                    Columbia/HCA Healthcare Corp. ........................................       24,900         996,000
                    HEALTHSOUTH Corp.+....................................................       61,200       2,302,650
                    Oxford Health Plans, Inc.+............................................       62,900       3,648,200

                    Medical Products -- 4.0%
                    Boston Scientific Corp.+..............................................       31,200       1,821,300
                    Medtronic, Inc. ......................................................       68,500       4,529,563
                                                                                                           -------------
                                                                                                             32,475,825
                                                                                                           -------------
                    INDUSTRIAL & COMMERCIAL -- 6.0%
                    Business Services -- 6.0%
                    AccuStaff, Inc.+......................................................       33,100         670,275
                    CUC International, Inc.+..............................................       76,350       2,013,731
                    Fluor Corp. ..........................................................       13,700         931,600
                    Republic Industries, Inc.+............................................       65,100       2,172,713
                    Service Corp. International...........................................       48,800       1,470,100
                    Tyco International Ltd. ..............................................       42,900       2,348,775
                                                                                                           -------------
                                                                                                              9,607,194
                                                                                                           -------------
                    INFORMATION & ENTERTAINMENT -- 8.4%
                    Broadcasting & Media -- 1.7%
                    British Sky Broadcast Group PLC ADR...................................       51,500       2,690,875

                    Leisure & Tourism -- 6.7%
                    Circus Circus Enterprises, Inc.+......................................       30,000       1,095,000
                    Disney (Walt) Co. ....................................................       35,834       2,642,757
                    HFS, Inc.+............................................................       73,500       4,759,125
                    Mirage Resorts, Inc.+.................................................       92,900       2,241,213
                                                                                                           -------------
                                                                                                             13,428,970
                                                                                                           -------------
                    INFORMATION TECHNOLOGY -- 29.2%
                    Communication Equipment -- 5.4%
                    ADC Telecommunications, Inc.+.........................................       36,600       1,326,750
                    Ascend Communications, Inc.+..........................................       25,800       1,835,025
                    Ericsson (L.M.) Telephone Co., Class B ADR............................      177,100       5,467,963

                    Computers & Business Equipment -- 4.4%
                    Automatic Data Processing, Inc. ......................................       16,900         724,588
                    Ceridian Corp.+.......................................................       27,100       1,304,187
                    Computer Sciences Corp.+..............................................       30,700       2,413,787
                    Danka Business Systems PLC ADR........................................       44,600       1,873,200
                    Electronic Data Systems Corp. ........................................       16,300         788,513

                    Electronics -- 1.3%
                    Analog Devices, Inc.+.................................................       18,725         601,541
                    Thermo Electron Corp. ................................................       41,150       1,491,687

                    Software -- 14.0%
                    Cisco Systems, Inc.+..................................................       60,600       4,113,225
                    Computer Associates International, Inc. ..............................       70,550       4,638,662
                    Microsoft Corp.+......................................................       53,000       8,314,375
                    Oracle Systems Corp.+.................................................       76,075       3,727,675

---------------------

                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY (continued)
                    Software (continued)
                    Paychex, Inc. ........................................................       29,550    $  1,580,925
                    Telecommunications -- 4.1%
                    Andrew Corp.+.........................................................       15,775         912,978
                    Asia Satellite Telecom Holdings ADR+..................................        7,600         192,850
                    Lucent Technologies, Inc. ............................................       56,400       2,890,500
                    SunGard Data Systems, Inc.+...........................................       25,400       1,066,800
                    WorldCom, Inc.+.......................................................       63,400       1,466,125
                                                                                                           -------------
                                                                                                             46,731,356
                                                                                                           -------------
                    MATERIALS -- 1.4%
                    Chemicals -- 1.0%
                    Monsanto Co. .........................................................       40,000       1,590,000

                    Forest Products -- 0.4%
                    Alco Standard Corp. ..................................................       12,400         641,700
                                                                                                           -------------
                                                                                                              2,231,700
                                                                                                           -------------
                    UTILITIES -- 0.3%
                    Electric Utilities -- 0.3%
                    AES Corp. ............................................................        9,800         478,975
                                                                                                           -------------
                    TOTAL INVESTMENT SECURITIES (cost $109,203,171).......................                  154,538,664
                                                                                                           -------------

                                                                                             PRINCIPAL
                                         REPURCHASE AGREEMENT -- 4.4%                          AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    REPURCHASE AGREEMENT -- 4.4%
                    Agreement with State Street Bank & Trust Co., bearing interest of
                      4.75% dated 11/29/96, to be repurchased 12/02/96 in the amount of
                      $7,000,770 and collateralized by $7,005,000 U.S. Treasury Bonds
                      6.50% due 11/15/26 (cost $6,998,000)................................   $6,998,000       6,998,000
                                                                                                           -------------
                    TOTAL INVESTMENTS --
                      (cost $116,201,171)                                           100.9%                  161,536,664
                    Liabilities in excess of other assets --                         (0.9)                   (1,463,619)
                                                                                    ------                 -------------
                    NET ASSETS --                                                   100.0%                 $160,073,045
                                                                                    ======                 =============

              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GLOBAL EQUITIES PORTFOLIO          INVESTMENT PORTFOLIO -- NOVEMBER 30, 1996

                                            COMMON STOCK -- 95.5%                             Shares           Value
                    ----------------------------------------------------------------------------------------------------

                    AUSTRALIA -- 0.9%
                    Coca-Cola Amatil Ltd. (Consumer Staples).............................        39,863    $    450,349
                    Mayne Nickless Ltd. (Industrial & Commercial)........................        37,000         240,925
                    Qantas Airways Ltd. (Industrial & Commercial)........................        47,680          74,124
                    Western Mining Corp. Holdings Ltd. ADR (Materials)+..................        72,754         461,892
                    Woolworths Ltd. (Consumer Discretionary)+............................       355,218         884,720
                                                                                                           ------------
                                                                                                              2,112,010
                                                                                                           ------------
                    BELGIUM -- 0.3%
                    Delhaize Le-Lion SA (Consumer Discretionary)+........................         5,700         334,554
                    Kredietbank NV (Finance).............................................         1,480         485,705
                                                                                                           ------------
                                                                                                                820,259
                                                                                                           ------------
                    BERMUDA -- 0.1%
                    First Pacific Co., Ltd. (Finance)....................................       242,347         336,941
                                                                                                           ------------
                    CANADA -- 0.4%
                    Renaissance Energy Ltd. (Energy)+....................................        29,400       1,044,238
                                                                                                           ------------
                    DENMARK -- 0.8%
                    BG Bank (Finance)+...................................................         5,700         252,439
                    Den Danske Bank (Finance)............................................        13,300       1,004,276
                    ISS International Service Systems A/S (Industrial & Commercial)+.....        22,000         608,488
                                                                                                           ------------
                                                                                                              1,865,203
                                                                                                           ------------
                    FINLAND -- 0.5%
                    Kesko (Consumer Discretionary)+......................................        12,070         160,760
                    Orion-yhtyma OY (Healthcare)+........................................        21,000         704,911
                    UPM-Kymmene OY (Materials)+..........................................        21,900         436,345
                                                                                                           ------------
                                                                                                              1,302,016
                                                                                                           ------------

                    FRANCE -- 3.8%
                    Alcatel Alsthom Compagnie General d'Electricite (Information
                      Technology)........................................................         1,930         175,421
                    Assurance General de France (Finance)................................        27,210         890,714
                    Bouygues SA (Consumer Discretionary).................................         7,905         879,208
                    Eaux (cie Generale) (Industrial & Commercial)........................         5,220         643,531
                    Elf Aquitaine SA (Energy)............................................        15,070       1,315,791
                    GTM-Entrepose (Industrial & Commercial)..............................         6,625         329,107
                    Legris Industries SA (Industrial & Commercial)+......................        13,150         568,915
                    Pechiney SA (Materials)..............................................        10,058         404,530
                    Salomon SA (Consumer Discretionary)..................................         5,000         440,292
                    Sefimeg (Real Estate)................................................         4,630         342,123
                    Simco (Real Estate)+.................................................           113           9,518
                    Simco registered (Real Estate).......................................         3,550         316,889
                    Societe de Immeubles (Real Estate)...................................         5,195         318,236
                    Total SA, Series B (Energy)..........................................        18,030       1,441,696
                    Unibail SA (Finance).................................................         5,730         546,806
                    Union Immeubles de France (Real Estate)..............................         3,300         263,997
                    USINOR SACILOR (Materials)...........................................        33,200         496,684
                                                                                                           ------------
                                                                                                              9,383,458
                                                                                                           ------------

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    GERMANY -- 2.3%
                    Bayer AG (Materials).................................................        36,750    $  1,478,745
                    Deutsche Telekom (Information Technology)............................        14,100         306,641
                    Lufthansa AG (Industrial & Commercial)...............................        48,000         617,905
                    Preussag AG (Materials)+.............................................         1,300         305,117
                    Schmalbach-Lubeca AG (Materials)+....................................         3,700         814,284
                    Sudzucker AG (Consumer Staples)......................................         1,403         647,637
                    Veba AG (Utilities)..................................................        23,470       1,372,555
                    Volkswagen AG (Consumer Discretionary)+..............................           550         220,450
                                                                                                           ------------
                                                                                                              5,763,334
                                                                                                           ------------
                    HONG KONG -- 1.1%
                    Asia Satellite Telecom Holdings Ltd. (Information Technology)+.......        15,000          38,509
                    CITIC Pacific Ltd. (Information & Entertainment).....................        74,000         385,696
                    Dao Heng Bank Group (Finance)........................................        87,000         412,946
                    Guangshen Railway Co., Ltd. ADR (Industrial & Commercial)+...........        11,000         217,250
                    Hong Kong & China Gas Co., Ltd. (Utilities)+.........................        85,680         170,097
                    Hysan Development Co., Ltd. (Real Estate)............................        46,000         175,802
                    New World Development Co., Ltd. (Real Estate)........................        28,089         189,815
                    Sun Hung Kai Properties Ltd. (Real Estate)...........................        17,000         211,071
                    Swire Pacific Ltd., Class A (Industrial & Commercial)................        35,000         331,576
                    Television Broadcasting Ltd. (Information & Entertainment)...........       100,000         384,118
                    Wharf Holdings Ltd. (Real Estate)....................................        48,000         248,319
                                                                                                           ------------
                                                                                                              2,765,199
                                                                                                           ------------
                    INDIA -- 0.4%
                    Bajaj Auto GDR (Consumer Discretionary)..............................        15,400         431,200
                    Bank of India GDR (Finance)+*........................................        22,000         358,050
                    Industrial Credit & Investment Corp. of India Ltd. GDR (Finance)+*...        24,000         207,000
                    Industrial Credit & Investment Corp. of India Ltd. GDR (Finance)+....         2,000          17,250
                                                                                                           ------------
                                                                                                              1,013,500
                                                                                                           ------------
                    INDONESIA -- 0.6%
                    Hanjaya Mandala Sampoerna alien (Consumer Staples)...................       144,000         733,817
                    Perusahaan Persero Part Telekom ADR alien (Utilities)................         6,000         197,250
                    PT Indosat alien (Information Technology)+...........................       188,000         519,104
                    PT Telekomunikasi Indonesia alien (Information Technology)+..........        59,000          97,495
                                                                                                           ------------
                                                                                                              1,547,666
                                                                                                           ------------
                    ITALY -- 1.2%
                    ENI SpA (Energy).....................................................       164,900         868,038
                    Istituto Nazionale Delle Asazioni SpA (Finance)+.....................       471,000         655,569
                    Magneti Marelli SpA (Industrial & Commercial)+.......................       203,300         235,358
                    Saipem SpA (Energy)+.................................................        72,000         332,940
                    Telecom Italia SpA (Finance)+........................................       372,400         876,987
                                                                                                           ------------
                                                                                                              2,968,892
                                                                                                           ------------
                    JAPAN -- 19.5%
                    Amano Corp. (Industrial & Commercial)................................        48,000         543,635
                    Asahi Glass Co., Ltd. (Materials)....................................        93,000         947,147
                    Bank Of Tokyo-Mitsubishi (Finance)...................................        55,300       1,131,247
                    Canon, Inc. (Information Technology).................................        52,000       1,095,698
                    Chiba Bank Ltd. (Finance)............................................        30,000         227,305
                    Dai Nippon Printing Co., Ltd. (Industrial & Commercial)..............        35,000         639,157
                    Daifuku Co., Ltd. (Industrial & Commercial)..........................        38,000         443,723
                    Daito Trust Construction Co. (Industrial & Commercial)...............        57,000         745,654
                    Daiwa Securities Co., Ltd. (Finance).................................        23,000         248,376
                    DDI Corp. (Healthcare)...............................................           423       3,026,734
                    East Japan Railway (Industrial & Commercial).........................           133         609,535
                    Eisai Co. Ltd. (Healthcare)..........................................        33,250         653,907
                    Fuji Photo Film Co., Ltd. (Materials)................................        11,000         344,776

                                                           ---------------------

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
                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    JAPAN (continued)
                    Furukawa Co., Ltd. (Materials).......................................        74,000    $    288,464
                    Hirose Electric Co., Ltd. (Information Technology)...................        18,000       1,090,430
                    Honda Motor Co., Ltd. (Consumer Discretionary).......................        19,000         560,492
                    House Food Corp. (Consumer Staples)..................................        17,000         289,552
                    Hoya Corp. (Healthcare)..............................................        32,000       1,199,649
                    Ishikawajima-Harima Heavy Industries Co. (Industrial & Commercial)...        64,000         297,805
                    Ito-Yokado Co. (Consumer Discretionary)..............................        10,000         504,829
                    Japan Securities Finance Co., Ltd. (Finance).........................        53,000         758,472
                    Japan Tobacco, Inc. (Consumer Staples)...............................            69         491,299
                    Kamigumi Co., Ltd. (Industrial & Commercial).........................        37,000         280,992
                    Kandenko Co. (Consumer Discretionary)................................        38,400         367,480
                    Kao Corp. (Consumer Staples).........................................        67,000         776,471
                    Kirin Brewery Co., Ltd. (Consumer Staples)...........................        32,000         323,090
                    Kokuyo Co., Ltd. (Industrial & Commercial)...........................        19,000         495,435
                    Kuraray Co., Ltd. (Materials)........................................        67,000         647,059
                    Kyocera Corp. (Information Technology)...............................         8,000         514,135
                    Long-Term Credit Bank of Japan Ltd. (Finance)........................         1,000           6,321
                    Mabuchi Motor Co., Ltd. (Consumer Discretionary).....................         3,000         150,658
                    Maeda Corp. (Industrial & Commercial)................................        11,000         134,241
                    Matsushita Electric Industrial Co., Ltd. (Information Technology)....        72,000       1,245,303
                    Matsushita Electric Works Ltd. (Industrial & Commercial).............        48,000         446,708
                    Mitsubishi Heavy Industrial Ltd. (Industrial & Commercial)...........        70,000         571,554
                    Mitsubishi Materials Corp. (Materials)...............................        40,000         179,104
                    Mitsubishi Oil Co., Ltd. (Utilities).................................        59,000         391,089
                    Mitsui Marine & Fire Co., Ltd. (Finance).............................        75,000         482,660
                    Mitsui Trust & Banking Co. (Finance).................................       136,000       1,301,492
                    National House Industrial Co., Ltd. (Industrial & Commercial)........        36,000         515,189
                    NGK Insulators Ltd. (Industrial & Commercial)........................        26,000         264,794
                    Nikko Securities Co., Ltd. (Finance).................................        49,000         456,014
                    Nippon Express Co., Ltd. (Industrial & Commercial)...................        59,000         449,622
                    Nippon Light Metal Co., Ltd. (Materials).............................        62,000         284,688
                    Nippon Steel Corp. (Materials).......................................       146,000         440,948
                    Nisshin Steel Co., Ltd. (Materials)..................................       269,000         824,241
                    NKK Corp. (Materials)+...............................................       166,000         408,077
                    Nomura Securities International, Inc. (Finance)......................        53,000         893,415
                    Osaka Gas Co., Ltd. (Utilities)......................................       120,000         369,798
                    Rohm Co. (Information Technology)....................................        38,000       2,335,382
                    Sankyo Co., Ltd. (Healthcare)........................................         5,000         133,889
                    Santen Pharmaceutical Co. (Healthcare)+..............................        10,200         205,970
                    Seven-Eleven Japan Co., Ltd. (Consumer Discretionary)................        33,400       1,991,097
                    Shimano, Inc. (Industrial & Commercial)..............................        27,000         457,507
                    Shimizu Construction Co. (Consumer Discretionary)....................        48,000         400,351
                    Shiseido Co., Ltd. (Healthcare)......................................        41,000         493,152
                    Sony Music Entertainment, Inc. (Information & Entertainment).........         6,000         246,532
                    Sumitomo Electric Industries Ltd. (Industrial & Commercial)..........        36,000         505,707
                    Sumitomo Marine & Fire Insurance Co., Ltd. (Finance).................        61,000         433,802
                    Sumitomo Realty & Development Co., Ltd. (Real Estate)................        76,000         527,129
                    Sumitomo Rubber Industries Ltd. (Industrial & Commercial)............        38,000         270,904
                    Taisho Pharmaceutical Co., Ltd. (Healthcare).........................        24,000         535,206
                    Takeda Chemical Industries Ltd. (Healthcare).........................        20,000         391,572
                    TDK Corp. (Information Technology)...................................        26,000       1,675,505
                    Toagosei Co., Ltd. (Materials).......................................        29,000         124,249
                    Tokai Bank Ltd. (Finance)............................................        57,000         655,575
                    Tokyo Electric Power Co., Inc. (Utilities)...........................        25,100         566,348
                    Tokyo Gas Co., Ltd. (Utilities)......................................       258,000         761,089
                    Tokyo Steel Manufacturing Co., Ltd. (Materials)......................        66,000         973,485
                    Toyo Kanetsu K.K. (Energy)...........................................        46,000         185,777
                    Toyota Motor Corp. (Consumer Discretionary)..........................        81,000       2,211,677
                    Ube Industries Ltd. (Materials)......................................        36,000         112,520

---------------------

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
                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    JAPAN (continued)
                    Ushio, Inc. (Consumer Staples)+......................................        43,000    $    468,130
                    Yakult Honsha Co. (Consumer Staples).................................        30,000         329,236
                    Yamanouchi Pharmaceutical Co., Ltd. (Healthcare).....................        43,000         875,856
                    Yamatake-Honeywell (Information Technology)..........................        26,000         422,300
                    Yamazaki Baking Co. (Consumer Staples)...............................        19,000         303,600
                                                                                                           ------------
                                                                                                             47,952,011
                                                                                                           ------------
                    KOREA -- 0.5%
                    Hyundai Motor Co. GDR (Consumer Discretionary).......................         1,000          10,375
                    Korea Electric Power Corp. (Utilities)...............................         7,000         223,777
                    Korea Electric Power Corp. ADR (Utilities)...........................         3,400          59,925
                    Korea Mobile Telecommunications ADR (Information Technology).........        58,300         757,900
                    Pohang Iron & Steel Co., Ltd. ADR (Materials)........................        11,000         221,375
                                                                                                           ------------
                                                                                                              1,273,352
                                                                                                           ------------
                    MALAYSIA -- 0.8%
                    AMMB Holdings Bhd (Finance)..........................................        54,000         429,521
                    Malakoff Bhd (Industrial & Commercial)...............................        61,000         277,602
                    Malayan Banking Bhd (Finance)(1).....................................        30,000         296,795
                    Petronas Gas Bhd (Energy)............................................        70,000         285,318
                    Resorts World Bhd (Information & Entertainment)......................       116,000         582,984
                                                                                                           ------------
                                                                                                              1,872,220
                                                                                                           ------------
                    NETHERLANDS -- 2.2%
                    Akzo Nobel NV (Materials)............................................         9,910       1,315,548
                    Apothekers Cooperative Opg (Healthcare)+.............................         7,150         189,915
                    CSM NV (Industrial & Commercial)+....................................         3,000         161,805
                    Fortis NV (Finance)..................................................        41,900       1,397,234
                    ING Groep NV (Finance)...............................................        39,000       1,366,119
                    SGS Thomson Microelectronics NV (Information Technology)+............         4,700         310,856
                    Vendex International NV (Consumer Discretionary).....................        17,200         747,132
                                                                                                           ------------
                                                                                                              5,488,609
                                                                                                           ------------
                    NEW ZEALAND -- 0.3%
                    Fletcher Challenge Ltd. (Industrial & Commercial)....................        82,319         135,832
                    Lion Nathan Ltd. (Consumer Staples)..................................       105,000         269,595
                    Telecommunications Corp. of New Zealand (Utilities)..................        86,000         453,243
                                                                                                           ------------
                                                                                                                858,670
                                                                                                           ------------
                    NORWAY -- 0.6%
                    Bergesen D.Y. AS (Industrial & Commercial)...........................        30,300         694,001
                    Orkla AS (Industrial & Commercial)+..................................         5,600         373,450
                    Schibsted AS (Information & Entertainment)+..........................        11,600         211,468
                    Unitor AS (Industrial & Commercial)+.................................         6,580          83,044
                                                                                                           ------------
                                                                                                              1,361,963
                                                                                                           ------------
                    PHILIPPINES -- 0.2%
                    Manila Electric Co. (Utilities)......................................        42,575         315,838
                    Philippine Commerce International Bank (Finance)+....................         4,470          59,519
                                                                                                           ------------
                                                                                                                375,357
                                                                                                           ------------
                    SINGAPORE -- 0.7%
                    Overseas Chinese Banking Corp., Ltd. alien (Finance)+................        50,600         613,333
                    Overseas Union Bank Ltd. alien (Finance)+............................        58,000         425,954
                    Singapore Airlines Ltd. alien (Information & Entertainment)..........         8,000          75,294
                    Singapore Press Holdings Ltd. alien (Information & Entertainment)....        33,400         631,087
                                                                                                           ------------
                                                                                                              1,745,668
                                                                                                           ------------
                    SPAIN -- 0.8%
                    Autopistas Concesionaria Espana SA (Industrial & Commercial).........        26,300         318,751
                    Banco de Santander SA (Finance)+.....................................         6,100         330,570

                                                           ---------------------

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
                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    SPAIN (continued)
                    Repsol SA (Energy)...................................................        15,500    $    573,742
                    Tabacalera SA (Consumer Staples).....................................        13,300         521,568
                    Viscofan Envoltura (Consumer Staples)+...............................        11,800         182,183
                                                                                                           ------------
                                                                                                              1,926,814
                                                                                                           ------------
                    SWEDEN -- 1.0%
                    Astra AB (Healthcare)................................................        18,600         891,834
                    Electrolux AB (Consumer Staples).....................................         5,700         333,991
                    Incentive AB (Consumer Discretionary)+...............................         2,800         185,538
                    Sparbanken Sverige (Finance)+........................................        15,500         256,195
                    Stora Kopparbergs (Materials)........................................        51,700         700,563
                                                                                                           ------------
                                                                                                              2,368,121
                                                                                                           ------------
                    SWITZERLAND -- 2.3%
                    Adecco SA (Industrial & Commercial)+.................................         1,120         288,700
                    Baloise Holdings (Finance)...........................................           354         790,288
                    Ciba-Geigy AG (Materials)............................................         1,510       1,868,531
                    Nestle SA (Consumer Staples).........................................         1,090       1,183,237
                    Sandoz AG (Healthcare)...............................................           590         686,183
                    Schindler Holding AG (Industrial & Commercial)+......................           326         342,381
                    Swissair AG (Industrial & Commercial)+...............................           376         285,570
                    Zurich Versicherun (Finance)+........................................         1,190         337,783
                                                                                                           ------------
                                                                                                              5,782,673
                                                                                                           ------------
                    TAIWAN, PROVINCE OF CHINA -- 0.1%
                    Advanced Semiconductor Materials International NV GDR (Information
                      Technology)+.......................................................        35,080         298,180
                                                                                                           ------------
                    THAILAND -- 0.2%
                    Bangkok Bank PLC alien (Finance).....................................        12,000         137,194
                    Thai Farmers Bank alien (Finance)....................................        42,000         358,489
                                                                                                           ------------
                                                                                                                495,683
                                                                                                           ------------
                    UNITED KINGDOM -- 11.6%
                    Anglian Water PLC (Industrial & Commercial)..........................        79,800         781,498
                    B.A.T. Industries PLC (Industrial & Commercial)+.....................        91,700         732,305
                    BAA PLC (Industrial & Commercial)....................................       115,000         947,377
                    Barclays PLC (Finance)+..............................................        87,000       1,496,318
                    Bass PLC (Consumer Staples)+.........................................        53,300         702,094
                    British Aerospace PLC (Industrial & Commercial)......................        37,500         729,447
                    British Petroleum Co. PLC (Energy)...................................       116,200       1,343,587
                    British Sky Broadcasting Group PLC (Information & Entertainment).....        80,300         700,667
                    British Telecommunications PLC (Information Technology)..............       147,700         934,920
                    BTR PLC (Industrial & Commercial)....................................       270,600       1,087,313
                    Cadbury Schweppes PLC (Consumer Staples).............................        86,400         742,999
                    Compass Group (Information & Entertainment)+.........................        51,900         529,209
                    General Electric Co. (Industrial & Commercial).......................       122,000         764,038
                    Glaxo Wellcome PLC (Healthcare)......................................        57,600         947,330
                    Grand Metropolitan PLC (Information & Entertainment).................        95,700         747,355
                    Hanson PLC (Industrial & Commercial).................................       338,000         451,765
                    Hepworth PLC (Industrial & Commercial)...............................        74,000         342,132
                    Holliday Chemical Holdings PLC (Finance).............................       167,860         352,766
                    Ladbroke Group PLC (Information & Entertainment).....................       200,000         689,307
                    National Grid Group PLC (Utilities)+.................................       286,000         937,626
                    National Westminster Bank PLC (Finance)+.............................        60,700         706,194
                    Pearson PLC (Information & Entertainment)............................        47,900         591,905
                    Rank Group PLC (Industrial & Commercial)+............................       144,700       1,058,247
                    Reed International PLC (Information & Entertainment).................        51,856       1,004,775
                    Reuters Holdings PLC (Industrial & Commercial)+......................        82,000         998,117
                    Rugby Group PLC (Industrial & Commercial)............................       273,200         440,942

---------------------

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
                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    UNITED KINGDOM (continued)
                    Sainsbury (J.) PLC (Consumer Discretionary)..........................       147,600    $    931,806
                    Sears PLC (Consumer Discretionary)...................................       458,100         716,263
                    Shell Transport & Trading (Energy)+..................................        29,220         485,362
                    Siebe PLC (Industrial & Commercial)+.................................        42,900         684,828
                    Smithkline Beecham (Healthcare)......................................        57,700         795,461
                    Tesco PLC (Consumer Discretionary)...................................       123,000         702,886
                    TI Group PLC (Industrial & Commercial)+..............................       101,300         944,365
                    Tomkins PLC (Industrial & Commercial)+...............................       134,599         562,338
                    United Assurance Group PLC (Finance)+................................        73,000         586,037
                    Vodafone Group PLC (Information Technology)..........................       147,900         640,287
                    Wimpey (George) PLC (Consumer Discretionary).........................       330,000         696,284
                                                                                                           -------------
                                                                                                             28,506,150
                                                                                                           -------------
                    UNITED STATES -- 42.3%
                    3Com Corp. (Information Technology)+.................................        19,300       1,449,912
                    Abbott Laboratories (Healthcare).....................................        39,300       2,190,975
                    AirTouch Communications, Inc. (Information Technology)+..............        37,000         948,125
                    AlliedSignal, Inc. (Industrial & Commercial).........................        26,200       1,919,150
                    Altera Corp. (Information Technology)+...............................        13,700       1,034,350
                    American Express Co. (Finance)+......................................        15,100         788,975
                    American International Group, Inc. (Finance).........................        19,400       2,231,000
                    Amgen, Inc. (Healthcare)+............................................        32,300       1,966,262
                    Atmel Corp. (Information Technology)+................................        21,300         700,238
                    Boston Scientific Corp. (Healthcare)+................................        18,000       1,050,750
                    Bristol-Myers Squibb Co. (Healthcare)................................        16,600       1,888,250
                    Campbell Soup Co. (Consumer Staples).................................        21,000       1,735,125
                    Carnival Corp. (Information & Entertainment).........................        30,300         958,238
                    Centocor, Inc. (Industrial & Commercial)+............................        14,100         389,513
                    Chase Manhattan Corp. (Finance)......................................        19,600       1,852,200
                    Cisco Systems, Inc. (Information Technology)+........................        29,000       1,968,375
                    Colgate-Palmolive Co. (Consumer Staples).............................        28,600       2,649,075
                    Columbia/HCA Healthcare Corp. (Healthcare)...........................        42,000       1,680,000
                    Compaq Computer Corp. (Information Technology)+......................        24,300       1,925,775
                    Cox Communications, Inc., Class A (Information & Entertainment)+.....        28,200         578,100
                    Crown, Cork & Seal, Inc. (Materials).................................        18,900       1,001,700
                    Dean Witter, Discover & Co. (Finance)................................        15,000       1,025,625
                    Dell Computer Corp. (Information Technology)+........................        14,000       1,422,750
                    Disney (Walt) Co. (Information & Entertainment)......................        25,000       1,843,750
                    Electronic Data Systems Corp. (Information Technology)...............        16,500         798,188
                    Enron Corp. (Energy).................................................         7,500         343,125
                    Exxon Corp. (Energy).................................................        18,000       1,703,250
                    Federated Department Stores, Inc. (Consumer Discretionary)+..........        33,400       1,139,775
                    First Chicago Corp. (Finance)........................................        31,142       1,829,592
                    First Data Corp. (Finance)...........................................        22,000         877,250
                    First Union Corp. (Finance)..........................................        11,800         901,225
                    FPL Group, Inc. (Utilities)+.........................................        27,000       1,245,375
                    General Electric Co. (Industrial & Commercial).......................        33,700       3,504,800
                    General Reinsurance Group (Finance)+.................................         3,300         556,875
                    Gillette Co. (Consumer Staples)......................................        40,300       2,972,125
                    Hewlett-Packard Co. (Information Technology).........................        11,900         641,113
                    Intel Corp. (Information Technology).................................        34,400       4,364,500
                    International Business Machines Corp. (Information Technology).......         8,100       1,290,937
                    Kohl's Corp. (Consumer Discretionary)+...............................        21,600         861,300
                    Kroger Co. (Consumer Discretionary)+.................................        30,300       1,397,587
                    La Quinta Inns, Inc. (Information & Entertainment)...................        30,600         589,050
                    Lowe's Cos., Inc. (Consumer Discretionary)...........................        11,400         463,125
                    Lucent Technologies, Inc. (Information Technology)+..................        10,176         521,520
                    MBNA Corp. (Finance).................................................        25,700       1,037,638
                    McDonald's Corp. (Consumer Staples)..................................        17,100         799,425

                                                           ---------------------

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
                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    UNITED STATES (continued)
                    Medtronic, Inc. (Healthcare)+........................................        13,800    $    912,525
                    Merck & Co., Inc. (Healthcare).......................................        57,300       4,755,900
                    Merrill Lynch & Co., Inc. (Finance)..................................        18,560       1,489,440
                    Microsoft Corp. (Information Technology)+............................        12,200       1,913,875
                    Monsanto Co. (Materials).............................................        56,600       2,249,850
                    Morgan Stanley Group, Inc. (Finance).................................        12,600         757,575
                    Morton International, Inc. (Materials)...............................        24,800       1,001,300
                    NationsBank Corp. (Finance)..........................................         5,440         563,720
                    Netscape Communications Corp. (Information Technology)+..............         9,900         553,163
                    Oracle Systems Corp. (Information Technology)+.......................        44,200       2,165,800
                    Oxford Health Plans, Inc. (Healthcare)+..............................        10,900         632,200
                    Pacificare Health Systems, Inc., Class A (Healthcare)+...............         3,500         276,500
                    Pacificare Health Systems, Inc., Class B (Healthcare)+...............         4,600         381,800
                    PepsiCo, Inc. (Consumer Staples).....................................        42,900       1,281,637
                    Pfizer, Inc. (Healthcare)............................................        28,000       2,509,500
                    Philip Morris Cos., Inc. (Consumer Staples)..........................        26,400       2,722,500
                    PMI Group, Inc. (Finance)............................................        18,400       1,067,200
                    Price/Costco, Inc. (Consumer Discretionary)+.........................        34,200         795,150
                    Procter & Gamble Co. (Consumer Staples)..............................        21,300       2,316,375
                    RJR Nabisco Holdings Corp. (Consumer Staples)........................        17,400         556,800
                    Schering-Plough Corp. (Healthcare)...................................        26,200       1,866,750
                    Sears, Roebuck & Co. (Consumer Discretionary)........................        25,600       1,273,600
                    Solectron Corp. (Information Technology)+............................         5,700         333,450
                    Sunbeam Corp. (Consumer Staples).....................................        47,700       1,317,712
                    Tele-Communications Liberty Media Group (Information &
                      Entertainment)+....................................................        33,700         842,500
                    Tele-Communications TCI Group, Series A (Information &
                      Entertainment)+....................................................        29,000         391,500
                    Transocean Offshore, Inc. (Energy)+..................................         5,000         301,250
                    Travelers Group, Inc. (Finance)......................................        61,067       2,748,000
                    Tyco International Ltd. (Industrial & Commercial)....................        22,500       1,231,875
                    United States Industries, Inc. (Consumer Staples)+...................        21,200         625,400
                    Wendy's International, Inc. (Consumer Staples).......................        44,400         949,050
                    Whitman Corp. (Industrial & Commercial)..............................        21,000         483,000
                                                                                                           -------------
                                                                                                            104,302,885
                                                                                                           -------------
                    TOTAL COMMON STOCK (cost $205,444,177)...............................                   235,531,072
                                                                                                           -------------
                                           PREFERRED STOCK -- 1.2%
                    ----------------------------------------------------------------------------------------------------
                    BRAZIL -- 0.1%
                    Dixie Toga SA (Industrial & Commercial)..............................       156,323         127,116
                    Klabin Fabricadora (Materials).......................................       127,525         122,217
                                                                                                           -------------
                                                                                                                249,333
                                                                                                           -------------
                    FINLAND -- 0.3%
                    Nokia Corp. (Information Technology).................................        10,900         604,706
                                                                                                           -------------
                    GERMANY -- 0.8%
                    Henkel KGAA (Consumer Staples).......................................        20,760       1,033,884
                    Hornbach Holding AG (Consumer Discretionary).........................         8,710         574,777
                    KSB Kl Schanz Beck (Finance).........................................         3,210         417,398
                                                                                                           -------------
                                                                                                              2,026,059
                                                                                                           -------------
                    TOTAL PREFERRED STOCK (cost $2,696,723)..............................                     2,880,098
                                                                                                           -------------

---------------------

                                                                                             PRINCIPAL
                                                                                              AMOUNT
                                                                                            (DENOMINATED
                                                                                             IN LOCAL
                                            BONDS & NOTES -- 0.3%                            CURRENCY)         VALUE
                    ----------------------------------------------------------------------------------------------------

                    JAPAN -- 0.3%
                    Sumitomo Bank Ltd. 0.75% 2001 (Finance) (cost $622,397)..............    68,000,000    $    648,507
                                                                                                           -------------
                                              WARRANTS -- 0.0%+                               SHARES
                    ----------------------------------------------------------------------------------------------------
                    HONG KONG -- 0.0%
                    Hong Kong & China Gas Co., Ltd. (Utilities) 9/30/97..................         8,640           5,448
                    Hysan Development Co., Ltd. (Real Estate) 4/30/98....................         2,750           2,098
                                                                                                           -------------
                                                                                                                  7,546
                                                                                                           -------------
                    MALAYSIA -- 0.0%
                    Development & Commercial Bank Holdings Bhd (Finance)(1) 12/27/99.....        32,000          50,400
                    TA Enterprise Bhd (Finance) 11/22/98.................................        50,000          40,364
                                                                                                           -------------
                                                                                                                 90,764
                                                                                                           -------------
                    THAILAND -- 0.0%
                    Thai Farmers Bank alien (Finance) 9/15/02............................         2,375           2,720
                                                                                                           -------------
                    TOTAL WARRANTS (cost $7,413).........................................                       101,030
                                                                                                           -------------
                    TOTAL INVESTMENT SECURITIES (cost $208,770,710)......................                   239,160,707
                                                                                                           -------------
                                                                                             PRINCIPAL
                                        SHORT-TERM SECURITIES -- 4.4%                         AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    TIME DEPOSIT -- 4.4%
                    Cayman Island Time Deposit with State Street Bank & Trust Co.
                      4.88% due 12/02/96 (cost $10,826,000)..............................   $10,826,000      10,826,000
                                                                                                           -------------
                    TOTAL INVESTMENTS --
                      (cost $219,596,710)                                          101.4%                   249,986,707
                    Liabilities in excess of other assets --                        (1.4)                    (3,504,701)
                                                                                   ------                  -------------
                    NET ASSETS --                                                  100.0%                  $246,482,006
                                                                                   ======                  ==============

              -----------------------------

              +   Non-income producing securities

              * Resale restricted to qualified institutional buyers

              (1) Fair valued security; see Note 2

              ADR -- American Depositary Receipt

              GDR -- Global Depositary Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    INTERNATIONAL DIVERSIFIED
    EQUITIES PORTFOLIO                 INVESTMENT PORTFOLIO -- NOVEMBER 30, 1996

                                            COMMON STOCK -- 92.2%                             SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------

                    AUSTRALIA -- 2.3%
                    Amcor Holdings Ltd. (Materials)......................................        15,900    $     97,968
                    Australian National Industries Ltd. (Materials)......................        20,100          20,777
                    Boral Ltd. (Industrial & Commercial).................................        26,067          68,106
                    Brambles Industries Ltd. (Industrial & Commercial)...................         6,300         110,247
                    Broken Hill Proprietary Co. (Materials)..............................        44,700         655,619
                    Burns Philp & Co., Ltd. (Consumer Staples)...........................        13,900          24,324
                    Coca-Cola Amatil Ltd. (Consumer Staples).............................        12,000         135,569
                    Coles Myer Ltd. (Consumer Discretionary).............................        32,100         119,924
                    CRA Ltd. (Materials).................................................         7,500         125,204
                    CSR Ltd. (Industrial & Commercial)...................................        25,700          84,091
                    Fosters Brewing Group Ltd. (Consumer Staples)........................        57,600         107,361
                    General Property Trust (Real Estate).................................        20,300          40,977
                    Gio Australia Holdings Ltd. (Finance)................................        11,600          31,724
                    Goodman Fielder Wattie Ltd. (Consumer Staples).......................        32,614          41,411
                    Highlands Gold Ltd. (Materials)+.....................................         5,459           3,288
                    ICI Australia Ltd. (Materials).......................................         8,200          84,096
                    Lend Lease Corp., Ltd. (Real Estate).................................         6,822         126,601
                    M.I.M. Holdings Ltd. (Materials).....................................        40,030          57,018
                    National Australia Bank Ltd. (Finance)...............................        34,149         425,264
                    Newcrest Mining Ltd. (Materials).....................................         7,931          29,049
                    News Corp., Ltd. (Information & Entertainment).......................        45,814         243,874
                    Normandy Mining Ltd. (Materials).....................................        39,222          52,675
                    North Ltd. (Materials)...............................................        18,450          55,263
                    Pacific Dunlop Ltd. (Industrial & Commercial)........................        26,100          59,907
                    Pioneer International Ltd. (Consumer Staples)........................        24,700          68,354
                    Renison Goldfields Consolidated Ltd. (Materials).....................         5,722          24,777
                    Santos Ltd. (Energy).................................................        15,700          63,894
                    Sons Of Gwalia Ltd. (Materials)......................................         3,400          18,541
                    Southcorp Holdings Ltd. (Industrial & Commercial)....................        19,243          63,277
                    TABCORP. Holdings Ltd. (Information & Entertainment).................        10,300          47,451
                    TNT Ltd. (Industrial & Commercial)+..................................         8,400          16,546
                    Western Mining Corp. Holdings Ltd. (Materials).......................        25,365         161,035
                    Westfield Trust (Real Estate)........................................        24,086          48,619
                    Westfield Trust new (Real Estate)....................................         1,047           2,028
                    Westpac Banking Corp. (Finance)......................................        44,900         268,611
                                                                                                           -------------
                                                                                                              3,583,470
                                                                                                           -------------
                    BRAZIL -- 0.2%
                    Centrais Electricas Brasileiras SA (Utilities)+......................       695,000         222,023
                    Companhia Paulista de Forca e Luz (Utilities)+.......................       194,000          19,438
                    Companhia Siderurgica Nacional (Materials)...........................       633,000          17,280
                    Light Particapacoes (Utilities)+.....................................       308,000          57,873
                    Light-Servicos de Eletricidade SA (Utilities)........................       138,000          43,618
                    Telec de Sao Paulo SA (Utilities)+...................................        11,142           1,968
                                                                                                           -------------
                                                                                                                362,200
                                                                                                           -------------
                    FRANCE -- 6.6%
                    Accor SA (Information & Entertainment)...............................           923         118,383
                    Alcatel Alsthom (Information Technology).............................         3,818         347,024
                    AXA SA (Finance).....................................................         5,310         319,080

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    FRANCE (continued)
                    Banque National Paris (Finance)......................................         5,370    $    213,821
                    BIC (Industrial & Commercial)........................................         1,025         153,442
                    Bouygues SA (Consumer Discretionary).................................           956         106,328
                    Canal Plus SA (Information & Entertainment)..........................           715         163,974
                    Carrefour SA (Consumer Discretionary)................................         1,075         663,875
                    Cie de St. Gobain (Materials)........................................         2,703         388,597
                    Cie Financiere de Paribas (Finance)..................................         2,714         186,465
                    Cie Generale des Eaux (Industrial & Commercial)......................         2,979         367,257
                    Compagnie Bancaire SA (Finance)......................................           730          83,009
                    Compaignie UAP SA (Finance)..........................................         9,204         245,085
                    Compaynie de Suez SA (Finance).......................................         4,752         203,314
                    Ecco SA (Industrial & Commercial)(1)+................................            25           5,872
                    Elf Aquitaine SA (Energy)............................................         8,150         711,592
                    Eridania Beghin-Say SA (Consumer Staples)............................         1,050         163,013
                    Essilor International (Healthcare)+..................................           270          77,736
                    Etablissements Economiques du Casino Guichard-Perrachon
                      (Consumer Discretionary)...........................................         2,400         108,656
                    Groupe Danone (Consumer Staples).....................................         2,227         327,839
                    Groupe Saint Louis (Materials).......................................           270          68,485
                    Havas SA (Industrial & Commercial)...................................         1,852         131,177
                    L' Oreal (Consumer Staples)..........................................         1,903         696,166
                    L'Air Liquide SA (Materials).........................................         2,055         327,695
                    Lafarge SA (Materials)...............................................         3,204         202,404
                    Legrand SA (Consumer Staples)........................................           865         149,857
                    Lyonnaise des Eaux SA (Multi-industry)...............................         1,770         168,468
                    Michelin SA (Consumer Discretionary).................................         4,671         239,550
                    Moet Hennessy Louis Vuitton (Consumer Staples).......................         2,675         677,993
                    Pernod-Ricard (Consumer Staples).....................................         1,825         100,966
                    Peugeot SA (Consumer Discretionary)..................................         1,650         202,783
                    Pinault Printemps Redoute (Consumer Discretionary)...................           585         232,822
                    Promodes (Consumer Discretionary)....................................           535         148,708
                    Rhone Poulenc SA (Healthcare)........................................         9,526         308,549
                    Sagem SA (Industrial & Commercial)...................................            90          55,132
                    Sanofi SA (Consumer Staples).........................................         2,942         263,574
                    Schneider SA (Industrial & Commercial)...............................         4,172         198,465
                    Simco (Real Estate)+.................................................            46           3,875
                    Simco registered (Real Estate).......................................           975          87,033
                    Societe Eurafrance SA (Finance)......................................            90          40,660
                    Societe Generale (Finance)+..........................................         2,240         244,849
                    Sodexho SA (Industrial & Commercial).................................           185          92,504
                    Thomson CSF (Industrial & Commercial)................................         3,800         122,865
                    Total SA, Series B (Energy)..........................................         6,642         531,101
                    Usinor Sacilor (Materials)...........................................         7,910         118,337
                                                                                                           -------------
                                                                                                             10,368,380
                                                                                                           -------------
                    GERMANY -- 10.2%
                    Adidas AG (Consumer Discretionary)+..................................         1,750         151,892
                    Agiv AG (Multi-industry)+............................................         1,900          24,521
                    Allianz AG Holding (Finance).........................................           850       1,550,127
                    AMB Aachener Und Muenchner (Finance).................................           150         107,275
                    BASF AG (Materials)+.................................................        23,150         856,254
                    Bayer AG (Materials)+................................................        28,050       1,128,675
                    Bayerische Hypotheken Und Bank AG (Finance)..........................        10,150         318,404
                    Bayerische Vereinsbank AG (Finance)..................................        10,300         431,594
                    Beiersdorf AG (Consumer Staples)+....................................         3,050         152,292
                    Bilfinger & Berger (Industrial & Commercial)+........................         1,800          67,525
                    Brau Und Brunnen AG (Consumer Staples)+..............................           300          20,480
                    CKAG Colonia Konzern AG (Finance)+...................................         1,250          96,060
                    Continental AG (Consumer Discretionary)..............................         4,300          74,365

                                                           ---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    GERMANY (continued)
                    Daimler-Benz AG (Consumer Discretionary)+............................        20,700    $  1,351,872
                    Degussa AG (Materials)...............................................           450         186,659
                    Deutsche Bank AG (Finance)...........................................        19,750         941,210
                    Deutsche Telekom (Information Technology)+...........................        24,272         527,858
                    Dresdner Bank AG (Finance)...........................................        18,150         538,682
                    Heidelberg Zement (Materials)+.......................................         1,650         120,256
                    Hochtief AG (Industrial & Commercial)+...............................         3,200         128,990
                    Karstadt AG (Consumer Discretionary).................................           350         121,627
                    Klockner Humboldt Deutz AG (Industrial & Commercial)+................         2,200          10,084
                    Linde AG (Industrial & Commercial)...................................           400         242,897
                    Lufthansa AG (Information & Entertainment)+..........................        15,000         193,095
                    Manitoba AG (Industrial & Commercial)................................           500         117,840
                    Mannesmann AG (Industrial & Commercial)..............................         1,250         521,341
                    Merck KGAA (Healthcare)..............................................         6,696         247,492
                    Metro AG (Consumer Discretionary)+...................................         2,360         197,932
                    Metro AG (Consumer Discretionary)+...................................         1,200         100,644
                    Munchener Ruckversicherungs (Finance)................................           304         730,304
                    Preussag AG (Materials)..............................................           650         152,558
                    RWE AG (Utilities)+..................................................        13,650         603,472
                    SAP AG (Materials)...................................................         2,441         334,068
                    Schering AG (Consumer Staples).......................................         2,850         234,026
                    Siemens AG (Industrial & Commercial)+................................        22,900       1,103,238
                    Strabag AG (Consumer Staples)+.......................................           150          11,708
                    Thyssen AG (Materials)...............................................         1,400         251,037
                    Veba AG (Utilities)..................................................        19,500       1,140,384
                    Viag AG (Materials)..................................................         1,100         416,585
                    Viag AG (Materials)+.................................................           171          63,704
                    Volkswagen AG (Consumer Discretionary)...............................         1,150         460,942
                                                                                                           -------------
                                                                                                             16,029,969
                                                                                                           -------------
                    HONG KONG -- 6.9%
                    Applied International Holdings Ltd. (Information & Entertainment)+...        32,000           1,862
                    Bank of East Asia Ltd. (Finance).....................................        42,283         181,010
                    Cathay Pacific Airways Ltd. (Industrial & Commercial)................       157,000         258,892
                    Cheung Kong Holdings Ltd. (Real Estate)..............................       118,000       1,037,765
                    China Light & Power Co., Ltd. (Utilities)............................       106,000         455,147
                    Chinese Estates Ltd. (Real Estate)...................................        88,722         102,698
                    Dickson Concept Industries Ltd. (Consumer Discretionary)+............        16,800          61,707
                    Evergo China Holdings Ltd. (Real Estate)+............................        13,818           2,609
                    Giordano International Ltd. (Consumer Discretionary).................        34,000          29,902
                    Hang Lung Development Co. (Real Estate)..............................        67,000         149,476
                    Hang Seng Bank Ltd. (Finance)........................................       102,800       1,239,796
                    Hong Kong & China Gas Co., Ltd. (Utilities)..........................       104,320         207,102
                    Hong Kong Aircraft Engineering Co., Ltd. (Industrial & Commercial)...        10,000          28,906
                    Hong Kong Telecommunications Ltd. (Information Technology)...........       591,489       1,025,084
                    Hongkong & Shanghai Hotels Ltd. (Information & Entertainment)........        68,000         135,437
                    Hopewell Holdings Ltd. (Real Estate).................................       228,000         150,388
                    Hutchison Whampoa Ltd. (Multi-industry)..............................       189,000       1,460,521
                    Hysan Development Co., Ltd. (Real Estate)............................        56,000         214,020
                    Johnson Electric Holdings Ltd. (Industrial & Commercial).............        22,000          55,626
                    Melco International Development Ltd. (Consumer Staples)..............         2,500             824
                    Miramar Hotel & Investment Co., Ltd. (Information & Entertainment)...        31,000          60,741
                    New World Development Co., Ltd. (Real Estate)........................        81,712         552,180
                    Oriental Press Group (Information & Entertainment)...................        76,000          42,757
                    Peregrine Investment Holdings Ltd. (Finance).........................        21,000          38,839
                    Shangri-La Asia Ltd. (Information & Entertainment)...................        58,000          91,516
                    Shun Tak Holdings Ltd. (Industrial & Commercial).....................        88,000          61,459
                    South China Morning Post Ltd. (Information & Entertainment)..........       100,000          91,180
                    Stelux Holdings International Ltd. (Consumer Discretionary)..........        56,000          13,326

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    HONG KONG (continued)
                    Sun Hung Kai Properties Ltd. (Real Estate)...........................       123,000    $  1,527,160
                    Swire Pacific Ltd., Class A (Multi-industry).........................        84,000         795,784
                    Television Broadcasting Ltd. (Information & Entertainment)...........        23,000          88,347
                    Wharf Holdings Ltd. (Real Estate)....................................       116,000         600,103
                    Wing Lung Bank Ltd. (Finance)........................................         8,168          54,140
                    Winsor Industrial Corp., Ltd. (Consumer Discretionary)...............        18,500           4,379
                    Winsor Properties Holdings Ltd. (Real Estate)+.......................         9,250          13,937
                                                                                                           -------------
                                                                                                             10,834,620
                                                                                                           -------------
                    INDONESIA -- 0.0%
                    PT Lippo Bank alien (Finance)........................................         2,000           3,241
                    PT Polysindo Eka Perkasa alien (Consumer Discretionary)+.............        14,000           7,463
                                                                                                           -------------
                                                                                                                 10,704
                                                                                                           -------------
                    ITALY -- 3.8%
                    Acciaierie & Ferriere Lombarde (Materials)...........................         7,000          25,004
                    Assicurazione Generali SpA (Finance).................................        31,010         623,903
                    Banca Commerciale Italiana SpA (Finance).............................        45,200          82,889
                    Banco Ambrosiano Veneto SpA (Finance)................................        17,900          39,792
                    Benetton Group SpA (Consumer Discretionary)..........................         7,825          99,571
                    Burgo (Cartiere) SpA (Materials).....................................         5,700          27,260
                    Cogefar-Impresit SpA (Industrial & Commercial)+......................        10,000           7,988
                    Credito Italiano SpA (Finance).......................................        88,500          96,910
                    Edison SpA (Utilities)...............................................        24,000         153,092
                    ENI SpA (Energy).....................................................       283,000       1,489,719
                    Fiat SpA (Consumer Discretionary)....................................       113,200         330,800
                    Fiat SpA nonconvertible (Consumer Discretionary).....................        27,700          45,224
                    Gilardini SpA (Industrial & Commercial)..............................        15,000          17,365
                    Istituto Bancario San Paolotorno (Finance)...........................        30,800         193,014
                    Istituto Mobiliare Italiano (Finance)................................        22,200         186,495
                    Istituto Nazionale Delle Asazioni SpA (Finance)......................       139,700         194,444
                    Italcementi Fabbriche SpA (Materials)................................         9,550          55,784
                    Italcementi Fabbriche SpA nonconvertible (Materials).................         5,150          12,808
                    Italgas-Societa Itailiana per il Gas SpA (Utilities).................        22,900          95,168
                    La Rinascente Per L'Eserciz Grandi Magazzini SpA
                      (Consumer Discretionary)...........................................         9,000          52,245
                    Mediaset SpA (Information & Entertainment)+..........................        43,000         205,930
                    Mediobanca SpA (Finance).............................................        16,200          93,292
                    Montedison SpA (Multi-industry)+.....................................       149,650         106,022
                    Montedison SpA nonconvertible (Multi-industry)+......................        37,100          22,515
                    Olivetti Group (Information Technology)+.............................       125,500          44,125
                    Parmalat Finanziar (Finance).........................................        52,920          82,909
                    Pirelli SpA (Consumer Discretionary).................................        64,000         116,943
                    Riunione Adriatica de Sicur (Finance)................................        11,725         116,016
                    Saffa SpA (Materials)+...............................................         1,300           2,277
                    Sasib SpA (Industrial & Commercial)..................................         5,400          17,098
                    Sirti SpA (Consumer Discretionary)...................................         9,600          58,071
                    SNIA BPD SpA (Multi-industry)........................................        23,000          22,606
                    Societa Assicuratrice Industriale SpA (Finance)......................         4,950          43,118
                    Telecome Italia Mobile SpA (Information Technology)..................       237,900         559,460
                    Telecome Italia SpA (Information Technology).........................       232,500         547,528
                    Telecome Italia SpA nonconvertible (Information Technology)..........        56,000         102,879
                                                                                                           -------------
                                                                                                              5,970,264
                                                                                                           -------------
                    JAPAN -- 32.9%
                    Advantest Corp. (Information Technology).............................         3,200         136,541
                    Ajinomoto Co., Inc. (Consumer Staples)...............................        52,000         588,938
                    Aoki Corp. (Industrial & Commercial)+................................        26,000          67,111
                    Aoyama Trading Co., Ltd. (Consumer Discretionary)....................         2,600          73,960
                    Asahi Breweries Ltd. (Consumer Staples)..............................        26,000         278,490

                                                           ---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    JAPAN (continued)
                    Asahi Chemical Industry Co., Inc. (Materials)........................        78,000    $    512,239
                    Asahi Glass Co., Ltd. (Materials)....................................        74,000         753,644
                    Bridgestone Corp. (Industrial & Commercial)..........................        26,000         479,368
                    Canon, Inc. (Information Technology).................................        39,000         821,773
                    Casio Computer Co. (Information Technology)..........................        16,000         129,798
                    Chiyoda Corp. (Consumer Staples).....................................        10,000          85,162
                    Chugai Pharmaceutical Co., Ltd. (Healthcare).........................        26,000         227,357
                    Dai Nippon Printing Co., Ltd. (Industrial & Commercial)..............        52,000         949,605
                    Daiei, Inc. (Consumer Discretionary).................................        36,000         297,735
                    Daikin Industries Ltd. (Consumer Staples)............................        26,000         241,967
                    Daiwa House Industry Co., Ltd. (Consumer Discretionary)..............        26,000         360,667
                    Daiwa Securities Co., Ltd. (Finance).................................        52,000         561,545
                    Ebara Corp. (Industrial & Commercial)................................        18,000         252,853
                    Fanuc Ltd. (Information Technology)..................................        11,100         361,554
                    Fuji Photo Film Co., Ltd. (Materials)................................        20,000         626,866
                    Fujitsu Ltd. (Information Technology)................................        84,000         803,863
                    Furukawa Electric Co., Ltd. (Industrial & Commercial)................        43,000         225,382
                    Hankyu Corp. (Industrial & Commercial)...............................        52,000         262,968
                    Hazama Corp. (Consumer Staples)......................................        26,000          86,286
                    Hitachi Ltd. (Information Technology)................................       130,000       1,209,833
                    Honda Motor Co., Ltd. (Consumer Discretionary).......................        41,000       1,209,482
                    Industrial Bank of Japan Ltd. (Finance)..............................           240           4,741
                    Ito-Yokado Co. (Consumer Discretionary)..............................        17,000         858,209
                    Japan Airlines Co., Ltd. (Information & Entertainment)+..............       105,000         613,038
                    Japan Energy Corp. (Energy)..........................................        66,000         214,399
                    Jusco Co., Ltd. (Consumer Discretionary).............................        21,000         682,177
                    Kajima Corp. (Industrial & Commercial)...............................        52,000         415,452
                    Kansai Electric Power Co., Inc. (Utilities)..........................        27,800         580,895
                    KAO Corp. (Consumer Staples).........................................        48,000         556,277
                    Kawasaki Steel Corp. (Materials).....................................       134,000         420,000
                    Kinki Nippon Railway Co., Ltd. (Industrial & Commercial).............        78,900         516,764
                    Kirin Brewery Co., Ltd. (Consumer Staples)...........................        52,000         525,022
                    Komatsu Ltd. (Industrial & Commercial)...............................        52,000         437,823
                    Kubota Ltd. (Industrial & Commercial)................................        78,000         443,073
                    Kumagai Gumi Co., Ltd. (Consumer Discretionary)......................        52,000         147,006
                    Kyocera Corp. (Information Technology)...............................         8,000         514,135
                    Kyowa Hakko Kogyo Co., Ltd. (Materials)..............................        26,000         219,140
                    Marubeni Corp. (Consumer Discretionary)..............................        78,000         352,678
                    Marui Co., Ltd. (Consumer Discretionary).............................        16,000         303,424
                    Matsushita Electric Industrial Co., Ltd. (Information Technology)....        78,000       1,349,078
                    Mitsubishi Chemical Corp. (Materials)................................        78,000         295,154
                    Mitsubishi Corp. (Consumer Discretionary)............................        73,000         846,005
                    Mitsubishi Electric Corp. (Information Technology)...................        92,000         529,061
                    Mitsubishi Estate Co., Ltd. (Real Estate)............................        56,000         707,989
                    Mitsubishi Heavy Industrial Ltd. (Industrial & Commercial)...........       143,000       1,167,603
                    Mitsubishi Materials Corp. (Materials)...............................        53,000         237,313
                    Mitsui & Co. (Materials).............................................        78,000         662,897
                    Mitsui Engineering & Shipbuilding Co., Ltd. (Industrial &
                      Commercial)+.......................................................        52,000         128,288
                    Mitsui Fudosan Co., Ltd. (Real Estate)...............................        42,000         497,805
                    Mitsukoshi Ltd. (Consumer Discretionary).............................        29,000         253,336
                    Murata Manufacturing Co. (Industrial & Commercial)...................        10,000         341,528
                    NEC Corp. (Information Technology)...................................        62,000         751,185
                    New Oji Paper Co., Ltd. (Information & Entertainment)................        49,000         350,615
                    NGK Insulators Ltd. (Industrial & Commercial)........................        26,000         264,794
                    Nippon Express Co., Ltd. (Industrial & Commercial)...................        51,000         388,657
                    Nippon Fire & Marine Insurance Co., Ltd. (Finance)...................        26,000         140,843
                    Nippon Light Metal Co., Ltd. (Materials).............................        25,000         114,794
                    Nippon Meat Packers, Inc. (Consumer Staples).........................        26,000         340,123
                    Nippon Oil Co., Ltd. (Energy)........................................        78,000         440,334

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    JAPAN (continued)
                    Nippon Steel Corp. (Materials).......................................       290,000    $    875,856
                    Nippon Yusen Kabushiki Kaish (Industrial & Commercial)...............        78,000         373,222
                    Nippondenso Co., Ltd. (Industrial & Commercial)......................        26,000         604,917
                    Nissan Motor Co., Ltd. (Consumer Discretionary)......................        99,000         703,169
                    NKK Corp. (Materials)+...............................................       153,000         376,119
                    Nomura Securities International, Inc. (Finance)......................        78,000       1,314,838
                    Odakyu Electric Railway Co., Ltd. (Industrial & Commercial)..........        52,600         324,190
                    Oji Paper Co. (Materials)+...........................................         3,000          21,466
                    Osaka Gas Co., Ltd. (Utilities)......................................       116,000         357,471
                    Penta Ocean Construction Co., Ltd. (Industrial & Commercial).........        26,000         132,853
                    Pioneer Electronic NV (Information Technology).......................         8,000         172,081
                    Rohm Co. (Information Technology)....................................         2,000         122,915
                    Sankyo Co., Ltd. (Healthcare)........................................        26,000         696,225
                    Sanyo Electric Co., Ltd. (Information Technology)....................        78,000         365,004
                    Secom Co. (Information Technology)...................................         6,000         361,896
                    Sega Enterprises Ltd. (Consumer Discretionary).......................         5,100         199,701
                    Sekisui House Ltd. (Consumer Discretionary)..........................        26,000         278,490
                    Sharp Corp. (Information Technology).................................        52,000         812,643
                    Shimano, Inc. (Industrial & Commercial)..............................         7,000         118,613
                    Shimizu Corp. (Consumer Discretionary)...............................        37,000         308,604
                    Shin Etsu Chemical Co., Ltd. (Materials).............................        11,200         204,530
                    Shiseido Co., Ltd. (Healthcare)......................................        11,000         132,309
                    Showa Denko KK (Materials)+..........................................        52,000         130,114
                    Sony Corp. (Information Technology)..................................        12,400         793,644
                    Sumitomo Chemical Co., Ltd. (Materials)..............................       105,000         457,243
                    Sumitomo Corp. (Consumer Discretionary)..............................        52,000         440,562
                    Sumitomo Electric Industries Ltd. (Industrial & Commercial)..........        35,000         491,659
                    Sumitomo Forestry Co., Ltd. (Materials)..............................        11,000         149,693
                    Sumitomo Metal Industries Ltd. (Materials)...........................       183,000         486,822
                    Sumitomo Metal Mining Co., Ltd. (Materials)..........................        25,000         183,275
                    Sumitomo Osaka Cement Co., Ltd. (Materials)..........................        26,000          98,156
                    Taisei Corp. (Consumer Discretionary)................................        52,000         288,990
                    Takeda Chemical Industries Ltd. (Healthcare).........................        40,000         783,143
                    Teijin Ltd. (Consumer Discretionary).................................        52,000         247,902
                    Tobu Railway Co., Ltd. (Industrial & Commercial).....................        52,000         288,990
                    Tohoku Electric Power Co., Inc. (Utilities)..........................        18,700         382,537
                    Tokio Marine & Fire Insurance Co., Ltd. (Finance)....................        78,000         862,862
                    Tokyo Dome Corp. (Industrial & Commercial)...........................        12,000         249,693
                    Tokyo Electric Power Co., Inc. (Utilities)...........................        48,500       1,094,337
                    Tokyo Ltd. (Information Technology)..................................         6,000         171,203
                    Tokyo Gas Co. Ltd. (Utilities).......................................        76,000         224,197
                    Tokyu Corp. (Industrial & Commercial)................................        52,000         346,971
                    Toppan Printing Co., Ltd. (Information & Entertainment)..............        36,000         474,100
                    Toray Industries, Inc. (Materials)...................................        78,000         502,651
                    Toto Ltd. (Materials)................................................        26,000         340,123
                    Toyobo Co., Ltd. (Consumer Discretionary)............................        52,000         163,898
                    Toyota Motor Corp. (Consumer Discretionary)..........................       121,000       3,303,863
                    Ube Industries Ltd. (Materials)......................................        52,000         162,529
                    Yamaichi Securities Co., Ltd. (Finance)..............................        52,000         274,381
                                                                                                           -------------
                                                                                                             51,467,292
                                                                                                           -------------
                    KOREA -- 0.7%
                    Cho Hung Bank (Finance)+.............................................         3,880          30,518
                    Commerce Bank Korea (Finance)+.......................................         3,480          24,013
                    Daewoo Corp. (Industrial & Commercial)+..............................         2,690          22,326
                    Daewoo Heavy Industries (Industrial & Commercial)+...................         8,430          58,068
                    Daewoo Securities Co., Ltd. (Finance)+...............................         1,170          19,054
                    Dong Construction (Industrial & Commercial)+.........................           860          21,994
                    Hanil Bank (Finance)+................................................         3,960          26,179

                                                           ---------------------

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
                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    KOREA (continued)
                    Hyundai Motor Co. (Consumer Discretionary)+..........................           950    $     31,818
                    Hyundai, Engineering & Construction Co. (Industrial & Commercial)+...         1,170          32,880
                    Korea Electric Power Corp. (Utilities)+..............................        11,920         381,060
                    Korea First Bank (Finance)+..........................................         3,580          20,730
                    Korea Mobile Telecommunications Corp. (Information Technology)+......            90          89,296
                    LG Chemicals (Materials)+............................................         1,840          20,643
                    Pohang Iron & Steel Co., Ltd. (Materials)+...........................         2,230         146,250
                    Samsung Co. (Information Technology)+................................         1,400          18,747
                    Samsung Disposal Devices (Information Technology)+...................           590          37,606
                    Samsung Electronic (Information Technology)+.........................         1,660         125,824
                    Tongyang Cement (Materials)+.........................................           230           4,772
                    Yukong Ltd. (Energy)+................................................         1,756          47,338
                                                                                                           -------------
                                                                                                              1,159,116
                                                                                                           -------------
                    MALAYSIA -- 0.0%
                    Malaysian Oxygen Bhd (Materials).....................................         2,000          10,210
                    Metroplex Bhd (Real Estate)..........................................        20,000          25,643
                    Public Bank Bhd (Finance)............................................         2,333           4,985
                                                                                                           -------------
                                                                                                                 40,838
                                                                                                           -------------
                    NETHERLANDS -- 2.4%
                    ABN AMRO Holdings NV (Finance).......................................         4,810         311,591
                    Akzo Nobel NV (Materials)............................................         1,175         155,981
                    Elsevier NV (Consumer Discretionary).................................        11,600         197,785
                    Getronics NV (Information Technology)+...............................         1,800          48,228
                    Heineken NV (Consumer Staples).......................................           600         107,696
                    ING Groep NV (Finance)...............................................        10,791         377,995
                    KLM Royal Dutch Air Lines NV (Information & Entertainment)...........         1,294          33,395
                    Koninlijke Ahold NV (Consumer Discretionary).........................         1,575          35,897
                    Koninlijke KNP BT (Materials)........................................         1,925         120,459
                    Koninlijke PTT Nederland NV (Information Technology).................         7,588         284,280
                    Nedlloyd Groep NV (Industrial & Commercial)..........................           350           8,891
                    Philips Electronics NV (Information Technology)......................         5,050         204,132
                    Royal Dutch Petroleum Co. (Energy)...................................         7,900       1,332,320
                    Stork NV (Industrial & Commercial)+..................................           425          14,123
                    Unilever NV CVA (Consumer Staples)...................................         2,400         415,334
                    Wolters Kluwer NV (Information & Entertainment)+.....................         1,050         137,317
                                                                                                           -------------
                                                                                                              3,785,424
                                                                                                           -------------
                    PORTUGAL -- 0.1%
                    Banco Portugues do Atlantico SA (Finance)+...........................         8,700         137,307
                                                                                                           -------------
                    SINGAPORE -- 4.7%
                    Amcol Holdings Ltd. (Consumer Staples)(1)............................        17,000          31,758
                    City Developments Ltd. (Real Estate).................................        62,000         548,164
                    Cycle & Carriage Ltd. (Consumer Discretionary).......................        15,000         170,053
                    DBS Land Ltd. (Real Estate)..........................................        75,000         267,380
                    Development Bank of Singapore alien (Finance)........................        52,000         671,087
                    First Capital Corp., Ltd. alien (Real Estate)........................        19,000          54,189
                    Fraser & Neave Ltd. alien (Consumer Staples).........................        24,800         258,168
                    Hai Sun Hup Group Ltd. alien (Finance)...............................        31,000          22,324
                    Hotel Properties Ltd. alien (Real Estate)............................        36,000          59,551
                    Inchcape Bhd alien (Multi-industry)..................................        15,000          50,053
                    Jurong Shipyard Ltd. alien (Industrial & Commercial).................        11,000          53,725
                    Keppel Corp. Ltd. (Industrial & Commercial)..........................        42,000         326,417
                    NatSteel Ltd. (Materials)............................................        32,000          66,624
                    Neptune Orient Lines Ltd. (Industrial & Commercial)..................        64,000          55,216
                    Overseas Chinese Banking Corp., Ltd. alien (Finance).................        76,779         930,655
                    Overseas Union Enterprise Ltd. (Information & Entertainment).........        10,000          49,198
                    Parkway Holdings Ltd. alien (Real Estate)............................        25,000          94,474

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    SINGAPORE (continued)
                    Robinson & Co., Ltd. alien (Consumer Discretionary)..................         7,000    $     30,196
                    Shangri-La Hotel Ltd. alien (Information & Entertainment)............        14,000          49,911
                    Singapore Airlines Ltd. alien (Information & Entertainment)..........        99,000         931,765
                    Singapore Press Holdings Ltd. alien (Information & Entertainment)....        26,800         506,381
                    Singapore Tech Industrial Corp. (Industrial & Commercial)............        58,000         140,606
                    Singapore Telecommunications Ltd. alien (Information Technology).....       481,000       1,118,046
                    Straits Trading Co., Ltd. (Materials)................................        31,000          76,036
                    United Industrial Corp., Ltd. (Multi-industry).......................       114,000          97,540
                    United Overseas Bank Ltd. alien (Finance)............................        70,000         743,672
                                                                                                           -------------
                                                                                                              7,403,189
                                                                                                           -------------
                    SPAIN -- 3.8%
                    Acerinox SA (Materials)..............................................           587          74,768
                    Autopistas Concesionaria Espana SA (Industrial & Commercial).........        10,920         132,348
                    Banco Bilbao Vizcaya SA (Finance)....................................        11,550         584,009
                    Banco Central Hispanoamericano SA (Finance)..........................         8,400         209,125
                    Banco de Santander SA (Finance)......................................         8,150         441,663
                    Corporacion Bancaria de Espana SA (Finance)..........................         6,450         251,447
                    Corporacion Financiera Alba (Multi-industry).........................           825          77,634
                    Corporacion Mapfre SA (Finance)+.....................................            68           3,501
                    Corporacion Mapfre SA registered (Finance)...........................         1,400          74,031
                    Dragados & Construcciones SA (Consumer Discretionary)................         2,950          40,991
                    Ebro Agricolas, Compania de Alimentacion SA (Industrial &
                      Commercial)........................................................         2,450          34,044
                    Empresa Nacional Celulos SA (Materials)..............................         1,075          13,319
                    Empresa Nacional de Electricidad SA (Utilities)......................        13,100         884,862
                    Ercros SA (Materials)+...............................................         8,700           5,239
                    Fomento Construcciones Y Contratas SA (Consumer Discretionary).......           775          65,511
                    Gas Natural SDG SA (Utilities).......................................         1,900         394,110
                    General de Aguas de Barcelona SA (Utilities).........................         2,234          87,953
                    Iberdrola SA (Utilities).............................................        47,600         549,344
                    Inmobiliaria Metropolitana Vasco Central SA (Real Estate)............         1,150          41,370
                    Mapfre Vida SA (Finance).............................................            13             871
                    Portland Valderrivas SA (Materials)..................................           375          22,869
                    Repsol SA (Energy)...................................................        15,400         570,040
                    Tabacalera SA (Consumer Staples).....................................         1,900          74,510
                    Telefonica de Espana SA (Information Technology).....................        48,100       1,054,531
                    Union Electrica-Fenosa SA (Utilities)................................        14,900         112,262
                    Uralita SA (Materials)...............................................         2,700          20,009
                    Vallehermoso SA (Real Estate)........................................         2,200          45,770
                    Viscofan Industria Navarra (Materials)...............................         1,200          18,527
                    Zardoya Otis SA (Industrial & Commercial)............................           485          51,667
                                                                                                           -------------
                                                                                                              5,936,325
                                                                                                           -------------
                    SWEDEN -- 2.7%
                    AGA, Series A (Materials)+...........................................         1,500          23,229
                    AGA, Series B (Materials)+...........................................         4,150          63,341
                    Asea AB (Industrial & Commercial)+...................................         2,500         289,252
                    Astra AB (Healthcare)+...............................................        17,800         853,475
                    Atlas Copco AB (Materials)+..........................................         5,850         134,150
                    Autoliv AB (Consumer Discretionary)+.................................         1,700          74,677
                    Diligentia AB (Real Estate)+.........................................         1,670          26,733
                    Electrolux AB (Consumer Staples)+....................................         2,300         134,768
                    Ericsson (L.M) Telephone Co., Class B (Information Technology)+......        29,000         893,888
                    Esselte AB (Materials)+..............................................         1,100          24,979
                    Hennes & Mauritz AB, Series B (Consumer Discretionary)+..............         1,300         187,385
                    Scanem AB (Industrial & Commercial)+.................................           250           9,605
                    Securitas AB, Series B (Industrial & Commercial)+....................         2,800          80,469
                    Skand Enskilda Bank (Finance)+.......................................        16,700         155,422
                    Skandia Foersaekrings AB (Finance)+..................................         3,600         102,656
                    Skanska AB (Industrial & Commercial)+................................         3,900         172,479

                                                           ---------------------

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
                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    SWEDEN (continued)
                    SKF AB Series B (Materials)+.........................................         3,800    $     80,633
                    Stadshyotek AB (Finance)+............................................         4,000         119,126
                    Stora Kopparbergs (Materials)+.......................................         9,650         132,200
                    Svenska Cellulosa AB (Materials)+....................................         6,000         128,656
                    Svenska Handelsbank, Series A (Finance)+.............................         6,400         175,353
                    Swedish Match Co. (Consumer Staples)+................................        14,800          48,484
                    Trelleborg AB (Materials)+...........................................         4,200          55,036
                    Volvo AB (Consumer Discretionary)+...................................        12,300         270,155
                                                                                                           -------------
                                                                                                              4,236,151
                                                                                                           -------------
                    THAILAND -- 2.3%
                    Advance Agro PCL alien (Materials)+..................................         6,000          15,975
                    Advanced Information Services PCL (Information Technology)...........        15,400         178,477
                    Bangchak Petroleum PCL alien (Energy)................................        18,400          18,551
                    Bangkok Bank PCL alien (Finance)+....................................        25,600         292,680
                    Bangkok Land Co. Ltd. (Real Estate)+.................................        11,000          12,813
                    Bangkok Metropolitan Bank PCL alien (Finance)........................        51,937          26,944
                    Bank of Ayudhya PCL alien (Finance)..................................        43,550         137,263
                    Banpu Coal PCL alien (Materials).....................................         2,900          57,681
                    Charoen Pokphand Feedmill Co. PCL alien (Consumer Staples)...........         3,700          14,197
                    CMIC Finance & Security PCL alien (Finance)..........................         6,700          13,116
                    Dhana Siam Finance & Securities PCL alien (Finance)..................        23,000          69,791
                    Finance One PCL alien (Finance)......................................        16,700          47,732
                    General Finance & Securities PCL alien (Finance).....................         7,650          17,971
                    Italian-Thai Development PCL alien (Industrial & Commercial).........        16,500         108,534
                    Jasmine International PCL alien (Information Technology).............        11,800          26,335
                    Krung Thai Bank PCL alien (Finance)..................................        96,500         275,817
                    Land & Houses PCL alien (Consumer Discretionary).....................         8,500          67,227
                    MDX PCL alien (Real Estate)+.........................................         4,800           4,088
                    National Finance & Securities PCL alien (Finance)....................        14,100          32,296
                    National Petrochemical PCL alien (Materials).........................        10,900          10,563
                    One Holding PCL alien (Finance)......................................         5,600           3,727
                    Phatra Thanakit PCL alien (Finance)..................................        13,300          49,470
                    Phatra Thanakit PCL (Finance)+.......................................         2,300           8,555
                    PTT Exploration & Production PCL alien (Energy)......................        34,200         503,483
                    Quality House PCL alien (Consumer Staples)...........................         6,600           6,202
                    Sahavirya Steel Industries PCL alien (Materials)+....................        33,900          11,946
                    Shinawatra Computer & Communication PCL alien (Information
                      Technology)........................................................         9,100         120,428
                    Shinawatra Computer & Communication PCL
                      (Information Technology)...........................................         4,500          58,495
                    Shinawatra Satelite PCL alien (Information Technology)+..............        12,300          17,096
                    Siam Cement Co. alien (Materials)....................................         8,900         309,438
                    Siam City Bank PCL alien (Finance)+..................................         6,050           7,106
                    Siam City Bank PCL (Finance)+........................................         5,000           5,824
                    Siam City Cement PCL alien (Materials)...............................         5,600          37,274
                    Siam City Cement PCL (Materials)+....................................         5,700          37,940
                    Siam Commercial Bank Co., Ltd. alien (Finance)+......................        11,300          98,220
                    Siam Makro PCL alien (Consumer Discretionary)+.......................         3,700          16,080
                    Telecomasia Corp. PCL alien (Utilities)+.............................       147,300         305,667
                    Telecomasia Corp. PCL (Utilities)+...................................        57,100         118,490
                    Thai Airways International PCL alien (Information & Entertainment)...        67,000         118,048
                    Thai Military Bank PCL alien (Finance)...............................         9,100          24,050
                    Thai Military Bank PCL alien (Finance)+..............................         4,300          11,028
                    Thai Telephone & Telecommunications PCL (Information Technology)+....        23,600          37,423
                    TPI Polene PCL alien (Materials)+....................................         4,300           8,671
                    TPI Polene PCL (Materials)+..........................................        12,600          25,407

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    THAILAND (continued)
                    United Communication Industries PCL alien (Information Technology)...        15,400    $    130,240
                    United Communication Industries PCL (Information Technology)+........         8,100          65,332
                    Univest Land PCL (Real Estate)+......................................         9,300           3,059
                                                                                                           -------------
                                                                                                              3,566,750
                                                                                                           -------------
                    UNITED KINGDOM -- 12.6%
                    Abbey National PLC (Finance).........................................        28,000         327,169
                    Argyll Group PLC (Consumer Discretionary)............................        17,672         115,872
                    Arjo Wiggins Appleton PLC (Materials)................................        14,800          39,812
                    Associated British Foods PLC (Consumer Staples)......................        11,000          81,649
                    B.A.T. Industries PLC (Multi-industry)...............................        63,699         508,692
                    Barclays PLC (Finance)...............................................        35,167         604,839
                    Bass PLC (Consumer Staples)..........................................        23,300         306,919
                    BICC Group PLC (Industrial & Commercial).............................        14,818          71,001
                    Blue Circle Industries PLC (Materials)...............................        27,100         169,489
                    BOC Group PLC (Materials)............................................        13,288         197,935
                    Boots Co. PLC (Consumer Discretionary)...............................        22,100         235,565
                    BPB Industries PLC (Materials).......................................        13,700          80,961
                    British Aerospace PLC (Industrial & Commercial)......................        10,237         199,129
                    British Airways PLC (Information & Entertainment)....................        23,512         232,432
                    British Gas PLC (Utilities)..........................................        89,500         328,026
                    British Petroleum Co. PLC (Energy)...................................       115,188       1,331,886
                    British Sky Broadcasting Group PLC (Information & Entertainment).....        33,700         294,054
                    British Steel PLC (Materials)........................................        41,700         116,379
                    British Telecommunications PLC (Information Technology)..............       119,800         758,317
                    BTR PLC (Industrial & Commercial)....................................        85,927         345,268
                    Burmah Castrol PLC (Energy)..........................................         6,200         109,761
                    Cable & Wireless PLC (Information Technology)........................        51,409         411,410
                    Cadbury Schweppes PLC (Consumer Staples).............................        23,000         197,789
                    Caradon PLC (Industrial & Commercial)................................        17,200          68,968
                    Coats Viyella PLC (Consumer Discretionary)...........................        18,795          42,343
                    Commercial Union PLC (Finance).......................................        13,600         150,908
                    Courtaulds PLC (Materials)...........................................        10,000          66,913
                    De La Rue PLC (Information & Entertainment)..........................         2,961          28,998
                    General Electric PLC (Multi-industry)................................        59,000         369,494
                    GKN PLC (Industrial & Commercial)....................................        11,750         221,053
                    Glaxo Wellcome PLC (Healthcare)......................................        66,100       1,087,127
                    Granada Group PLC (Information & Entertainment)......................        15,034         218,888
                    Grand Metropolitan PLC (Information & Entertainment).................        43,845         342,401
                    Great Universal Stores PLC (Consumer Discretionary)..................        24,700         284,872
                    Guardian Royal Exchange PLC (Finance)................................        17,141          77,233
                    Guinness PLC (Consumer Staples)......................................        45,400         339,660
                    Hanson PLC (Multi-industry)..........................................       106,182         141,921
                    Harrisons & Crossfield PLC (Multi-industry)..........................        26,600          58,137
                    HSBC Holdings PLC (Finance)..........................................        45,868         964,323
                    Imperial Chemical Industries PLC (Materials).........................        17,600         228,285
                    Kingfisher PLC (Consumer Staples)....................................             1              11
                    Ladbroke Group PLC (Information & Entertainment).....................        24,473          84,347
                    Land Securities PLC (Real Estate)....................................        16,400         203,208
                    LASMO PLC (Energy)+..................................................        17,000          63,164
                    Legal & General PLC (Finance)+.......................................        25,600         150,639
                    Lloyds TSB Group Ltd. (Finance)......................................       112,138         776,746
                    Lonrho PLC (Multi-industry)..........................................        17,253          39,014
                    Marks & Spencer PLC (Consumer Discretionary).........................        71,000         604,001
                    MEPC PLC (Real Estate)...............................................        12,500          93,414
                    National Power PLC (Utilities).......................................        29,500         228,640
                    Peninsular & Oriental Steam PLC (Industrial & Commercial)+...........        16,100         160,107
                    Pilkington PLC (Materials)...........................................        31,243          78,528
                    Prudential Corp. PLC (Finance).......................................        40,697         333,554

                                                           ---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    UNITED KINGDOM (continued)
                    Rank Group PLC (Information & Entertainment)+........................        17,500    $    127,984
                    Redland PLC (Materials)..............................................        12,217          75,997
                    Reed International PLC (Information & Entertainment).................        14,700         284,831
                    Reuters Holdings PLC (Industrial & Commercial).......................        34,900         424,808
                    Rexam PLC (Materials)................................................        11,700          66,486
                    RMC Group PLC (Materials)............................................         7,000         116,333
                    Royal Bank of Scotland Group PLC (Finance)...........................        10,952          96,484
                    Royal Sun Alliance (Finance).........................................        28,270         213,166
                    RTZ Corp. PLC (Materials)............................................        24,400         410,222
                    Sainsbury (J.) PLC (Consumer Discretionary)..........................        31,829         200,938
                    Schroders PLC (Finance)..............................................         4,500         115,753
                    Scottish Power PLC (Utilities).......................................        19,628         111,208
                    Sears PLC (Consumer Discretionary)...................................        40,700          63,637
                    Sedgwick Group PLC (Finance).........................................        11,600          24,475
                    Slough Estates PLC (Real Estate).....................................         9,400          41,089
                    Smithkline Beecham PLC (Healthcare)..................................        50,598         697,552
                    Southern Electric PLC (Utilities)....................................         5,900          69,435
                    Tarmac PLC (Industrial & Commercial).................................        28,226          41,997
                    Taylor Woodrow PLC (Industrial & Commercial).........................        15,679          39,540
                    Tesco PLC (Consumer Discretionary)...................................        39,077         223,306
                    Thames Water PLC (Industrial & Commercial)...........................        14,833         144,016
                    Thorn EMI PLC (Consumer Discretionary)...............................        10,310         238,163
                    Thorn PLC (Consumer Discretionary)+..................................        10,700          49,650
                    TI Group PLC (Industrial & Commercial)...............................        10,946         102,044
                    Unilever PLC (Consumer Staples)......................................        13,900         327,636
                    United Utilities PLC (Utilities).....................................        14,032         138,716
                    Vodafone Group PLC (Information Technology)..........................        66,506         287,917
                    Zeneca Group PLC (Real Estate).......................................        18,500         510,087
                                                                                                           -------------
                                                                                                             19,814,721
                                                                                                           -------------
                    UNITED STATES -- 0.0%
                    Millenium Chemicals, Inc. (Materials)+...............................         1,251          25,802
                                                                                                           -------------
                    TOTAL COMMON STOCK (cost $139,710,238)...............................                   144,732,522
                                                                                                 -------------
                    PREFERRED STOCK -- 1.0%
                    ----------------------------------------------------------------------------------------------------
                    AUSTRALIA -- 0.1%
                    News Corp., Ltd. (Information & Entertainment).......................        22,668          99,631
                                                                                                           -------------
                    BRAZIL -- 0.5%
                    Aracruz Celulose SA (Materials)......................................         9,400          15,106
                    Banco Bradesco SA (Finance)..........................................     7,215,000          52,733
                    Banco do Brasil SA (Finance).........................................       749,000           6,453
                    Banco Estado de Sao Paulo SA (Finance)...............................       436,000           2,528
                    Banco Itau SA (Finance)..............................................        86,000          33,717
                    Cemig Cia Energy MG (Utilities)......................................     1,115,000          35,943
                    Centrais Electricas Brasileiras SA (Utilities).......................       252,000          82,699
                    Ceval Alimentos SA (Consumer Staples)................................       330,000           3,239
                    Companhia Brasileiro de Petroleo Ipiranga (Energy)...................       415,000           5,424
                    Companhia Cervejaraia Brahma (Consumer Staples)......................        65,000          38,446
                    Companhia Energetica de Sao Paulo (Utilities)........................        28,000             907
                    Companhia Siderurgica de Tubarao (Materials).........................       709,000          10,638
                    Companhia Vale do Rio Doce (Materials)...............................         3,192          67,054
                    Itausa Investimentos Itau SA (Finance)...............................        31,000          23,107
                    Klabin Fabricadora (Materials).......................................         8,000           7,667
                    Petroleo Brasileiros SA (Energy).....................................       797,000         109,559
                    Sadia-Concordia SA (Consumer Staples)................................         8,000           6,041

---------------------

                                         PREFERRED STOCK (continued)                          SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    BRAZIL (continued)
                    Telecomunicacoes Brasileirassa SA (Information Technology)...........     2,969,000    $    224,759
                    Telecomunicacoes de Sao Paulo SA (Information Technology)............       260,000          46,060
                    Usinas Siderurgicas de Minas Gerais SA (Materials)...................    16,473,000          16,425
                                                                                                           -------------
                                                                                                                788,505
                                                                                                           -------------
                    GERMANY -- 0.4%
                    RWE AG (Utilities)...................................................         8,500         312,236
                    SAP AG (Materials)...................................................         1,640         225,405
                                                                                                           -------------
                                                                                                                537,641
                                                                                                           -------------
                    ITALY -- 0.0%
                    Fiat SpA (Consumer Discretionary)....................................        35,500          55,032
                                                                                                           -------------
                    TOTAL PREFERRED STOCK (cost $1,299,685)..............................                     1,480,809
                                                                                                           -------------
                                                                                             PRINCIPAL
                    BONDS & NOTES -- 0.0%                                                     AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    FRANCE -- 0.0%
                    Casino Guichard Perrachon et Cie S.C.A. 4.50% 2001
                      (Consumer Discretionary)...........................................   $    43,400          17,702
                    Sodexho SA 6.00% 2004 (Industrial & Commercial)......................        30,000           5,800
                                                                                                           -------------
                                                                                                                 23,502
                                                                                                           -------------
                    TOTAL BONDS & NOTES (cost $15,026)...................................                        23,502

                    RIGHTS -- 0.0%+                                                           SHARES
                    ----------------------------------------------------------------------------------------------------
                    HONG KONG -- 0.0%
                    Hongkong & Shanghai Hotels Ltd. 12/02/96 (Information &
                      Entertainment).....................................................         5,667           3,371
                                                                                                           -------------
                    SPAIN -- 0.0%
                    Aguas de Barcelona 12/18/96 (Consumer Staples).......................         2,234           1,104
                                                                                                           -------------
                    THAILAND -- 0.0%
                    One Holding PCL alien 12/02/96 (Finance).............................         5,600           1,535
                                                                                                           -------------
                    TOTAL RIGHTS (cost $0)...............................................                         6,010
                                                                                                           -------------

                    WARRANTS -- 0.7%+
                    ----------------------------------------------------------------------------------------------------
                    HONG KONG -- 0.0%
                    Peregrine Investment Holdings Ltd. 5/15/98 (Finance).................         1,200             396
                                                                                                           -------------
                    BRAZIL -- 0.7%
                    Banco do Brasil SA, Series A 6/30/01 (Finance).......................       149,800         246,525
                    Banco do Brasil SA, Series B 6/30/06 (Finance).......................       224,700         337,159
                    Banco do Brasil SA, Series C 6/30/11 (Finance).......................       374,500         561,931
                                                                                                           -------------
                                                                                                              1,145,615
                                                                                                           -------------
                    FRANCE -- 0.0%
                    Casino Guichard Perrachon et Cie S.C.A. 12/31/99 (Consumer
                      Discretionary).....................................................           434           4,943
                    Sodexho SA 6/07/04 (Industrial & Commercial).........................             6           1,011
                                                                                                           -------------
                                                                                                                  5,954
                                                                                                           -------------

                                                           ---------------------

                                            WARRANTS (continued)                              SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    HONG KONG -- 0.0%
                    Hong Kong & China Gas Co., Ltd. 9/30/97 (Utilities)..................         8,360    $      5,271
                    Hysan Development Co., Ltd. 4/30/98 (Real Estate)....................         1,300             992
                    Oriental Press Group 10/02/98 (Information & Entertainment)..........         7,600             708
                                                                                                           -------------
                                                                                                                  6,971
                                                                                                           -------------
                    INDONESIA -- 0.0%
                    PT Indah Kiat Pulp & Paper Corp. alien 4/13/01 (Materials)...........         1,653             472
                                                                                                           -------------
                    ITALY -- 0.0%
                    Mediobanca SpA 11/30/99 (Finance)....................................           650             304
                    Riunione Adriatica de Sicur 12/31/97 (Finance).......................           150             220
                    Riunione Adriatica de Sicur 11/30/97 (Finance).......................           250             810
                                                                                                           -------------
                                                                                                                  1,334
                                                                                                           -------------
                    MALAYSIA -- 0.0%
                    Metroplex Bhd 6/20/00 (Real Estate)..................................         1,833             958
                                                                                                           -------------
                    SINGAPORE -- 0.0%
                    Straits Steamship Land Ltd. 12/12/00 (Multi-industry)................         4,750           5,317
                                                                                                           -------------
                    THAILAND -- 0.0%
                    One Holding PCL alien (Finance)......................................         1,120               0
                                                                                                           -------------
                    TOTAL WARRANTS (cost $12,230)........................................                     1,167,017
                                                                                                           -------------
                    TOTAL INVESTMENT SECURITIES (cost $141,037,179)......................                   147,409,860
                                                                                                           -------------
                                                                                             PRINCIPAL
                    REPURCHASE AGREEMENT -- 6.9%                                              AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    REPURCHASE AGREEMENT -- 6.9%
                    Agreement with State Street Bank & Trust Co., bearing interest of
                      4.75% dated 11/29/96, to be repurchased 12/02/96 in the amount of
                      $10,821,282 and collateralized by $10,845,000 U.S. Treasury Notes
                      8.50% due 5/15/97 (cost $10,817,000)...............................   $10,817,000      10,817,000
                                                                                                           -------------
                    TOTAL INVESTMENTS --
                      (cost $151,854,179)                              100.8%                              $158,226,860
                    Liabilities in excess of other assets --            (0.8)                                (1,218,467)
                                                                       -------                             -------------
                    NET ASSETS --                                      100.0%                              $157,008,393
                                                                       =======                            ==============

              -----------------------------

              +   Non-income producing securities

              (1) Fair valued security; see Note 2

---------------------

                                    OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                    -----------------------------------------------------------------------

                        CONTRACT                IN            DELIVERY     GROSS UNREALIZED
                       TO DELIVER          EXCHANGE FOR         DATE         APPRECIATION
                    -----------------------------------------------------------------------
                     DEM    3,444,825     USD   2,300,000      12/27/96      $     56,327
                     DEM      213,440     USD     142,000      12/27/96             2,983
                     DEM    1,825,260     USD   1,200,000      12/27/96            11,178
                     DEM   12,254,119     USD   8,052,914      01/24/97            57,779
                     FRF   29,878,780     USD   5,900,000      02/24/97           152,592
                     FRF    5,948,675     USD   1,180,000      02/24/97            35,728
                     FRF    3,720,555     USD     725,000      02/24/97             9,323
                     JPY  242,425,842     USD   2,139,492      12/16/96             5,205
                    *JPY  122,773,950     USD   1,149,138      12/16/96            71,228
                    *JPY  294,992,500     USD   2,762,102      12/16/96           172,177
                    *JPY   47,341,550     USD     417,806      12/16/96             2,164
                     JPY  484,560,000     USD   4,500,000      12/27/96           226,359
                     JPY   53,965,000     USD     500,000      12/27/96            24,048
                     JPY  187,289,000     USD   1,700,000      12/27/96            48,180
                     JPY  186,889,700     USD   1,670,000      12/27/96            21,701
                     JPY  289,767,392     USD   2,573,766      01/30/97             7,100
                     JPY  837,976,008     USD   7,600,000      02/21/97           156,325
                     NLG    5,371,407     USD   3,190,524      02/10/97            59,960
                                                                              -----------
                                                                                1,120,357
                                                                              -----------
                                                                           GROSS UNREALIZED
                                                                             DEPRECIATION
                    -----------------------------------------------------------------------
                    *USD    4,200,000     JPY   465,108,000    12/16/96      $   (116,523)
                                                                              -----------
                          Net Unrealized Appreciation..................      $  1,003,834
                                                                              ===========

              -----------------------------

              * Represents open forward foreign currency contracts and
                offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk

                    DEM -- Deutsche Mark              NLG -- Netherlands Guilder
                    FRF -- French Franc               USD -- United States Dollar
                    JPY -- Japanese Yen

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    AGGRESSIVE GROWTH PORTFOLIO INVESTMENT PORTFOLIO -- NOVEMBER 30, 1996

                                             COMMON STOCK -- 90.4%                              SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------

                    CONSUMER DISCRETIONARY -- 5.2%
                    Apparel & Textiles -- 1.9%
                    Gucci Group NV ADR.....................................................        2,000    $   146,750
                    NIKE, Inc., Class B....................................................        2,000        113,750
                    North Face, Inc.+......................................................        2,000         44,250
                    Reebok International Ltd. .............................................        7,000        266,000
                    Tommy Hilfiger Corp.+..................................................        2,000        108,000

                    Retail -- 3.3%
                    Kenneth Cole Productions, Inc., Class A+...............................       10,000        158,750
                    Neiman Marcus Group, Inc.+.............................................        7,000        243,250
                    Nu Skin Asia Pacific, Inc., Class A....................................       10,700        316,988
                    Tiffany & Co. .........................................................        5,000        184,375
                    Woolworth Corp.+.......................................................       10,000        240,000
                                                                                                            -------------
                                                                                                              1,822,113
                                                                                                            -------------
                    CONSUMER STAPLES -- 1.6%
                    Food, Beverage & Tobacco -- 0.3%
                    Northland Cranberries, Inc. ...........................................        5,000        111,250

                    Household Products -- 1.3%
                    Samsonite Corp.+.......................................................       11,600        439,350
                                                                                                            -------------
                                                                                                                550,600
                                                                                                            -------------
                    ENERGY -- 20.1%
                    Energy Services -- 17.8%
                    Cooper Cameron, Corp.+.................................................        5,000        328,750
                    Diamond Offshore Drilling, Inc.+.......................................        2,000        127,500
                    Falcon Drilling, Inc.+.................................................       10,000        400,000
                    Flores & Rucks, Inc.+..................................................        5,000        245,625
                    Global Marine, Inc.+...................................................       15,200        296,400
                    Marine Drilling Co., Inc.+.............................................       10,000        158,750
                    McDermott International, Inc. .........................................       15,000        266,250
                    Nabors Industries, Inc.+...............................................       10,000        193,750
                    Noble Drilling Corp.+..................................................       18,000        346,500
                    Patterson Energy, Inc.+................................................       12,000        333,000
                    Reading & Bates Corp.+.................................................       15,000        435,000
                    Seacor Holdings, Inc.+.................................................        9,000        569,250
                    Transocean Offshore, Inc. .............................................        4,820        290,405
                    Trico Marine Services, Inc.+...........................................       25,000      1,062,500
                    United Meridian Corp.+.................................................       10,000        510,000
                    UTI Energy Corp.+......................................................       11,000        342,375
                    Varco International, Inc.+.............................................        6,400        146,400
                    Weatherford Enterra, Inc.+.............................................        7,000        213,500

                    Energy Sources -- 2.3%
                    American Exploration Co.+..............................................       15,000        245,625
                    Arakis Energy Corp.+...................................................       20,000        118,750
                    KN Energy, Inc. .......................................................        5,000        203,125
                    Pogo Producing Co. ....................................................        5,000        220,000
                                                                                                            -------------
                                                                                                              7,053,455
                                                                                                            -------------

---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE -- 7.8%
                    Banks -- 0.8%
                    Long Island Bancorp, Inc. .............................................        5,867    $   187,377
                    PNC Bank Corp. ........................................................        2,400         94,800

                    Financial Services -- 5.9%
                    Aames Financial Corp. .................................................        2,000         85,750
                    Alex Brown, Inc. ......................................................        2,000        120,250
                    Allmerica Financial Corp. .............................................        5,000        165,625
                    Associates First Capital Corp., Class A................................        5,000        241,875
                    Bay View Capital Corp. ................................................       10,000        412,500
                    Capital One Financial Corp. ...........................................        6,000        216,750
                    Emergent Group, Inc.+..................................................       10,000        118,750
                    Household International, Inc. .........................................        2,000        189,500
                    Intermediate Regional Financial Group, Inc. ...........................        9,000        316,125
                    Metris Cos., Inc.+.....................................................        9,500        223,250

                    Insurance -- 1.1%
                    Lawyers Title Corp. ...................................................        7,000        133,000
                    Penn Treaty American Corp.+............................................       10,000        242,500
                                                                                                            -------------
                                                                                                              2,748,052
                                                                                                            -------------
                    HEALTHCARE -- 7.1%
                    Drugs -- 4.0%
                    Agouron Pharmaceuticals, Inc.+.........................................        5,000        274,375
                    Biogen, Inc.+..........................................................       10,000        382,500
                    Guilford Pharmaceuticals, Inc. ........................................        9,600        169,200
                    Ligand Pharmaceuticals, Inc., Class B+.................................       10,000        120,625
                    Teva Pharmaceutical Industries Ltd. ADR................................       10,100        467,125

                    Health Services -- 2.4%
                    Genset ADR.+...........................................................        5,000         85,625
                    HBO & Co. .............................................................        5,000        284,375
                    Maxicare Health Plans, Inc.+...........................................       15,000        309,375
                    NovaCare, Inc.+........................................................       20,000        170,000

                    Medical Products -- 0.7%
                    Boston Scientific Corp.+...............................................        3,000        175,125
                    Nitinol Medical Technologies, Inc.+....................................        5,000         54,375
                                                                                                            -------------
                                                                                                              2,492,700
                                                                                                            -------------
                    INDUSTRIAL & COMMERCIAL -- 7.4%
                    Aerospace & Military Technology -- 0.8%
                    Hexcel Corp.+..........................................................       10,000        181,250
                    REMEC, Inc.+...........................................................        5,100         97,537

                    Business Services -- 4.5%
                    Culligan Water Technologies, Inc.+.....................................       10,000        372,500
                    Global DirectMail Corp.+...............................................        3,000        135,000
                    Lason Holdings, Inc.+..................................................        2,000         39,000
                    National Data Corp. ...................................................        6,000        239,250
                    Philip Environmental, Inc. ............................................       10,000        130,000
                    Registry, Inc.+........................................................        5,000        244,375
                    TeleSpectrum Worldwide, Inc.+..........................................       15,000        266,250
                    United States Filter Corp. ............................................        5,000        171,250

                    Electrical Equipment -- 0.1%
                    Thermo Optek Corp.+....................................................        2,000         24,250

                                                           ---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    INDUSTRIAL & COMMERCIAL (continued)
                    Multi-Industry -- 2.0%
                    Rockwell International Corp. ..........................................        5,000    $   321,250
                    Tyco International Ltd. ...............................................        7,000        383,250
                                                                                                            -------------
                                                                                                              2,605,162
                                                                                                            -------------
                    INFORMATION & ENTERTAINMENT -- 5.6%
                    Broadcasting & Media -- 2.6%
                    BTG, Inc.+.............................................................       12,200        245,525
                    Cox Radio, Inc., Class A+..............................................        4,000         70,000
                    Mecklermedia Corp.+....................................................       20,400        413,100
                    Univision Communications, Inc., Class A+...............................        5,000        198,750

                    Communication Equipment -- 0.1%
                    ANADIGICS, Inc.+.......................................................          700         26,250

                    Entertainment Products -- 0.6%
                    Panavision, Inc. ......................................................       10,000        223,750

                    Leisure & Tourism -- 2.3%
                    Extended Stay America, Inc.+...........................................        4,000         83,000
                    HFS, Inc.+.............................................................        2,000        129,500
                    Mirage Resorts, Inc.+..................................................        6,000        144,750
                    Promus Hotel Corp.+....................................................        5,000        161,250
                    Sabre Group Holdings, Inc., Class A+...................................        6,300        184,275
                    Suburban Lodges America, Inc.+.........................................        5,000         86,250
                                                                                                            -------------
                                                                                                              1,966,400
                                                                                                            -------------
                    INFORMATION TECHNOLOGY -- 31.5%
                    Communication Equipment -- 2.2%
                    ADC Telecommunications, Inc.+..........................................       10,000        362,500
                    Tellabs, Inc.+.........................................................       10,000        397,500

                    Computers & Business Equipment -- 8.1%
                    3Com Corp.+............................................................        3,000        225,375
                    Adaptec, Inc.+.........................................................       10,000        372,500
                    BDM International, Inc.+...............................................        2,000         94,000
                    Cabletron Systems, Inc.+...............................................       10,000        403,750
                    Cascade Communications Co.+............................................        2,000        138,250
                    Cognos, Inc.+..........................................................       10,000        380,000
                    Compaq Computer, Corp.+................................................        3,000        237,750
                    Lexmark International Group, Inc., Class A+............................       15,000        388,125
                    Quantum Corp.+.........................................................       10,000        267,500
                    Security Dynamics Technologies, Inc.+..................................        2,000         82,250
                    Sun Microsystems, Inc.+................................................        3,000        174,750
                    United States Office Products Co.+.....................................        3,100         96,100

                    Electronics -- 8.8%
                    Analog Devices, Inc.+..................................................        5,000        160,625
                    Chips & Technologies, Inc.+............................................       20,000        421,250
                    Concord EFS, Inc. .....................................................       10,000        291,250
                    Cymer, Inc.+...........................................................       10,000        332,500
                    Diebold, Inc. .........................................................        4,105        244,761
                    ESS Technology, Inc.+..................................................       10,000        197,500
                    Integrated Device Technology, Inc.+....................................       20,000        248,750
                    KLA Instruments, Corp.+................................................       10,000        355,000
                    Linear Technology Corp. ...............................................        2,000         94,250
                    LSI Logic Corp.+.......................................................        5,000        150,625
                    Maxim Integrated Products, Inc.+.......................................        2,000         92,750
                    Micrel, Inc.+..........................................................        3,000         75,375
                    Novellus Systems, Inc.+................................................        5,000        287,500
                    Vitesse Semiconductor Corp.+...........................................        3,000        143,250

---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY (continued)
                    Software -- 7.1%
                    BMC Software, Inc.+....................................................        2,000    $    87,000
                    Cadence Design Systems, Inc.+..........................................        5,000        199,375
                    Cisco Systems, Inc.+...................................................        3,000        203,625
                    Geoworks+..............................................................        1,000         22,000
                    Ingram Micro, Inc., Class A+...........................................       10,000        246,250
                    Microsoft Corp.+.......................................................        2,000        313,750
                    Parametric Technology Corp.+...........................................        5,000        271,875
                    Rational Software Corp.+...............................................        5,000        176,250
                    Segue Software, Inc.+..................................................       20,000        255,000
                    Trusted Information Systems, Inc.+.....................................        3,000         36,000
                    Veritas DGC, Inc.+.....................................................       10,000        213,750
                    Veritas Software Co. ..................................................        3,000        139,125
                    Viasoft, Inc.+.........................................................        6,000        271,500
                    Videoserver, Inc.+.....................................................        1,050         51,450

                    Telecommunications -- 5.3%
                    Lucent Technologies, Inc. .............................................       10,000        512,500
                    Pacific Gateway Exchange, Inc.+........................................       10,000        281,250
                    PairGain Technologies, Inc.+...........................................        4,300        274,662
                    Telco Systems, Inc.+...................................................       10,000        178,750
                    Teleport Communications Group, Class A+................................       10,000        331,250
                    Verilink Corp.+........................................................       10,000        300,000
                                                                                                            -------------
                                                                                                             11,081,098
                                                                                                            -------------
                    MATERIALS -- 0.9%
                    Chemicals -- 0.9%
                    Nalco Chemical Co. ....................................................        3,000        114,375
                    Praxair, Inc. .........................................................        4,000        194,500
                                                                                                            -------------
                                                                                                                308,875
                                                                                                            -------------
                    REAL ESTATE -- 2.5%
                    Real Estate Companies -- 0.6%
                    Green Tree Financial Corp. ............................................        5,000        209,375

                    Real Estate Investment Trusts -- 1.9%
                    Bay Apartment Communities, Inc. .......................................        5,000        162,500
                    Innkeepers USA Trust...................................................       20,000        250,000
                    Starwood Lodging Trust+................................................        5,000        238,750
                                                                                                            -------------
                                                                                                                860,625
                                                                                                            -------------
                    UTILITIES -- 0.7%
                    Gas & Pipeline Utilities -- 0.7%
                    El Paso Natural Gas Co. ...............................................        5,000        250,000
                                                                                                            -------------
                    TOTAL COMMON STOCK (cost $28,763,635)..................................                  31,739,080
                                                                                                            -------------

                    WARRANTS -- 1.0%+
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY -- 1.0%
                    Electronics -- 1.0%
                    Intel Corp. 3/14/98 (cost $235,232)....................................        4,000        351,000
                                                                                                            -------------
                    TOTAL INVESTMENT SECURITIES (cost $28,998,867).........................                  32,090,080
                                                                                                            -------------

                                                           ---------------------

                                                                                              PRINCIPAL
                                         REPURCHASE AGREEMENT -- 8.0%                           AMOUNT         VALUE
                    ----------------------------------------------------------------------------------------------------
                    REPURCHASE AGREEMENT -- 8.0%
                    Joint Repurchase Agreement Account (Note 3)
                      (cost $2,812,000)....................................................   $2,812,000    $ 2,812,000
                                                                                                            -------------
                    TOTAL INVESTMENTS --
                      (cost $31,810,867)                                 99.4%                               34,902,080
                    Other assets less liabilities --                      0.6                                   222,222
                                                                        -----                               -------------
                    NET ASSETS --                                       100.0%                              $35,124,302
                                                                        =====                               =============

              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

                      (This page intentionally left blank)

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES
    NOVEMBER 30, 1996

                                                                     CASH         GLOBAL       CORPORATE     HIGH-YIELD
                                                                  MANAGEMENT       BOND          BOND           BOND
     -------------------------------------------------------------------------------------------------------------------
     ASSETS:
     Investment securities, at value*...........................  $        --   $55,068,056   $34,813,533   $110,313,939
     Short-term securities*.....................................   85,399,799    13,051,000     2,024,417             --
     Repurchase agreements (cost equals market).................    5,615,000            --            --      3,610,000
     Cash.......................................................          626           486           182             --
     Foreign currency...........................................           --           179            --             --
     Receivables for --
      Dividends and accrued interest............................      682,900     1,077,171       688,681      1,348,838
      Fund shares sold..........................................      206,746        36,029        34,595        171,705
      Foreign currency contracts................................           --     5,516,556            --             --
      Sales of investments......................................           --     2,524,512       742,225             --
      Variation margin on futures contracts.....................           --            --            --             --
     Deferred organizational expenses...........................        8,392         4,639         4,639          4,493
     Prepaid expenses...........................................        5,647         2,155         1,081          3,406
     Unrealized appreciation on forward foreign currency
      contracts.................................................           --       755,339            --             --
     Due from adviser...........................................           --            --            --             --
                                                                  ------------------------------------------------------
                                                                   91,919,110    78,036,122    38,309,353    115,452,381
                                                                  ------------------------------------------------------
     LIABILITIES:
     Payables for --
      Fund shares redeemed......................................      583,518        26,851        18,021         31,652
      Management fees...........................................       50,500        39,696        20,956         61,082
      Foreign currency contracts................................           --     5,525,813            --             --
      Purchases of investments..................................           --     3,752,561     1,042,639      2,000,000
     Other accrued expenses.....................................       38,296        32,202        20,330         30,723
     Unrealized depreciation on forward foreign currency
      contracts.................................................           --       437,582            --             --
     Due to custodian bank......................................           --            --            --         99,831
                                                                  ------------------------------------------------------
                                                                      672,314     9,814,705     1,101,946      2,223,288
                                                                  ------------------------------------------------------
     NET ASSETS.................................................  $91,246,796   $68,221,417   $37,207,407   $113,229,093
                                                                  ======================================================
     Shares of beneficial interest outstanding
      (unlimited shares authorized).............................    8,479,746     5,984,546     3,354,369     10,252,646
     Net asset value per share..................................       $10.76        $11.40        $11.09         $11.04
                                                                  ======================================================
     COMPOSITION OF NET ASSETS:
     Capital paid in............................................  $84,932,639   $61,387,868   $34,823,040   $107,922,671
     Accumulated undistributed net investment income............    6,322,183     4,377,089     2,004,899      8,882,962
     Accumulated undistributed net realized gain (loss) on
      investments, future contracts and options contracts.......       (1,609)       91,471      (779,651)    (8,469,821)
     Unrealized appreciation (depreciation) on investments......       (6,417)    2,040,685     1,159,119      4,893,281
     Unrealized foreign exchange gain (loss) on other assets and
      liabilities...............................................           --       324,304            --             --
     Unrealized appreciation on futures contracts...............           --            --            --             --
                                                                  ------------------------------------------------------
                                                                  $91,246,796   $68,221,417   $37,207,407   $113,229,093
                                                                  ======================================================
     ---------------
     * Cost
      Investment securities.....................................  $        --   $53,027,371   $33,656,304   $105,420,658
                                                                  ======================================================
      Short-term securities.....................................  $85,406,216   $13,051,000   $ 2,022,527   $         --
                                                                  ======================================================

                                                                                               BALANCED/
                                                                  WORLDWIDE                     PHOENIX
                                                                    HIGH        SUNAMERICA     INVESTMENT
                                                                   INCOME        BALANCED       COUNSEL
     -------------------------------------------------------------------------------------------------------------------
     ASSETS:
     Investment securities, at value*...........................  $43,004,340   $ 8,382,188   $65,078,152
     Short-term securities*.....................................    1,672,625            --    10,481,073
     Repurchase agreements (cost equals market).................    4,207,000     1,605,000            --
     Cash.......................................................       12,411         2,409         1,084
     Foreign currency...........................................       47,598            --            --
     Receivables for --
      Dividends and accrued interest............................      826,307        20,558       238,833
      Fund shares sold..........................................      197,951        23,328       139,720
      Foreign currency contracts................................           --            --            --
      Sales of investments......................................    1,833,978       215,415       209,468
      Variation margin on futures contracts.....................           --            --            --
     Deferred organizational expenses...........................           --            --            --
     Prepaid expenses...........................................        1,489           214         1,881
     Unrealized appreciation on forward foreign currency
      contracts.................................................           --            --            --
     Due from adviser...........................................           --            --            --
                                                                   --------------------------------------
                                                                   51,803,699    10,249,112    76,150,211
                                                                   --------------------------------------
     LIABILITIES:
     Payables for --
      Fund shares redeemed......................................       10,417           965        (6,633)
      Management fees...........................................       37,932         5,263        38,201
      Foreign currency contracts................................           --            --            --
      Purchases of investments..................................    2,528,539         8,000     6,073,213
     Other accrued expenses.....................................       22,314        11,090        24,872
     Unrealized depreciation on forward foreign currency
      contracts.................................................           --            --            --
     Due to custodian bank......................................           --            --            --
                                                                   --------------------------------------
                                                                    2,599,202        25,318     6,129,653
                                                                   --------------------------------------
     NET ASSETS.................................................  $49,204,497   $10,223,794   $70,020,558
                                                                   ======================================
    Shares of beneficial interest outstanding
      (unlimited shares authorized).............................    3,686,196       918,897     5,136,034
     Net asset value per share..................................       $13.35        $11.13        $13.63
                                                                   ======================================
     COMPOSITION OF NET ASSETS:
     Capital paid in............................................  $40,168,259   $ 9,316,155   $60,805,241
     Accumulated undistributed net investment income............    3,097,896        56,068     1,258,279
     Accumulated undistributed net realized gain (loss) on
      investments, future contracts and options contracts.......    3,041,491        28,763     2,090,909
     Unrealized appreciation (depreciation) on investments......    2,901,328       822,808     5,866,129
     Unrealized foreign exchange gain (loss) on other assets and
      liabilities...............................................       (4,477)           --            --
     Unrealized appreciation on futures contracts...............           --            --            --
                                                                   --------------------------------------
                                                                  $49,204,497   $10,223,794   $70,020,558
                                                                   ======================================
     ---------------
     * Cost
      Investment securities.....................................  $40,068,547   $ 7,559,380   $59,211,897
                                                                   ======================================
      Short-term securities.....................................  $ 1,707,090   $        --   $10,481,199
                                                                   ======================================

    See Notes to Financial Statements

---------------------

                                                    ASSET                      GROWTH-       FEDERATED      VENTURE
                                                  ALLOCATION     UTILITY        INCOME         VALUE         VALUE
                                                 ---------------------------------------------------------------------
ASSETS:
Investment securities, at value*...............  $295,590,649   $6,089,127   $305,430,493   $11,351,546   $470,817,990
 Short-term securities*........................    10,172,234      335,000     19,301,187       964,000     45,662,541
Repurchase agreements (cost equals market).....    31,386,000           --             --            --             --
Cash...........................................           604          481      3,993,576           941         42,167
Foreign currency...............................            --          156             --            --             --
Receivables for--
 Dividends and accrued interest................     1,976,320       24,086        454,314        25,821        580,531
Fund shares sold...............................       403,055       31,422        510,742       191,156      1,291,724
Foreign currency contracts.....................            --       27,262             --            --             --
Sales of investments...........................    19,577,992           --             --            --             --
Variation margin on futures contracts..........       125,892           --         51,750            --             --
Deferred organizational expenses...............         4,639           --          4,493            --             --
Prepaid expenses...............................         8,641          124          8,062           208         11,793
Unrealized appreciation on forward foreign
 currency contracts............................            --           --             --            --             --
Due from adviser...............................            --        2,048             --            --             --
                                                 ---------------------------------------------------------------------
                                                  359,246,026    6,509,706    329,754,617    12,533,672    518,406,746
                                                 ---------------------------------------------------------------------
LIABILITIES
Payables for --
 Fund shares redeemed..........................       160,177          544         73,430         1,496        265,917
 Management fees...............................       157,566        3,589        159,693         6,830        298,344
 Foreign currency contracts....................            --       27,262             --            --             --
 Purchases of investments......................    42,456,796      168,966      3,992,876        52,272      1,325,443
Other accrued expenses.........................        83,061       10,698         65,293        13,546        103,671
Unrealized depreciation on forward foreign
 currency contracts............................            --           --             --            --             --
Due to custodian bank..........................            --           --             --            --             --
                                                 ---------------------------------------------------------------------
                                                   42,857,600      211,059      4,291,292        74,144      1,993,375
                                                 ---------------------------------------------------------------------
NET ASSETS.....................................  $316,388,426   $6,298,647   $325,463,325   $12,459,528   $516,413,371
                                                 ---------------------------------------------------------------------
                                                 ---------------------------------------------------------------------
Shares of beneficial interest outstanding
(unlimited shares authorized)..................    21,790,902      585,876     19,355,026     1,124,250     30,564,207
Net asset value per share......................        $14.52       $10.75         $16.82        $11.08         $16.90
                                                 ---------------------------------------------------------------------
                                                 ---------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Capital paid in................................  $251,012,742   $5,916,489   $239,798,335   $11,245,757   $412,229,764
Accumulated undistributed net investment
 income........................................     8,660,644       81,475      2,766,743        40,137      3,382,016
Accumulated undistributed net realized gain
 (loss on investments, future contracts
 and options contracts.........................    19,449,365       12,853     14,863,765       (22,475)     9,681,750
Unrealized appreciation (depreciation) on
 investments...................................    36,004,144      287,691     67,072,101     1,196,109     91,119,500
Unrealized foreign exchange gain (loss) on
 other assets and liabilities..................            --          139             --            --            341
Unrealized appreciation on future contracts....     1,261,531           --        962,381            --             --
                                                 ---------------------------------------------------------------------
                                                 ---------------------------------------------------------------------
                                                 $316,388,426   $6,298,647   $325,463,325   $12,459,528   $516,413,371
                                                 ---------------------------------------------------------------------
                                                 ---------------------------------------------------------------------
* Cost
Investment securities..........................  $259,580,687   $5,801,436   $238,355,190   $10,155,437   $379,698,490
                                                 ---------------------------------------------------------------------
                                                 ---------------------------------------------------------------------
Short-term securities..........................  $ 10,178,052   $  335,000   $ 19,304,389   $   964,000   $ 45,662,541
                                                 ---------------------------------------------------------------------
                                                 ---------------------------------------------------------------------


                                                                  GROWTH/
                                                                  PHOENIX                                  INTERNATIONAL
                                                  ALLIANCE      INVESTMENT      PROVIDENT        GLOBAL     DIVERSIFIED
                                                    GROWTH        COUNSEL         GROWTH        EQUITIES       EQUITIES
                                                 ---------------------------------------------------------------------
ASSETS:
Investment securities, at value*...............  $379,243,925   $163,462,090   $154,538,664   $239,160,707   $147,409,860
 Short-term securities*........................     1,130,589     22,848,833             --     10,826,000             --
Repurchase agreements (cost equals market).....            --             --      6,998,000             --     10,817,000
Cash...........................................           893          1,900             79            931            543
Foreign currency...............................            --             --             --        183,362        209,589
Receivables for--
 Dividends and accrued interest................       184,116        189,834         67,208        521,766        387,331
Fund shares sold...............................       807,750        104,831        223,222        241,255        525,802
Foreign currency contracts.....................            --             --             --             --      3,441,779
Sales of investments...........................     3,127,265             --        400,831        520,538        323,521
Variation margin on futures contracts..........        13,800             --             --             --             --
Deferred organizational expenses...............         4,493          5,069          4,493          4,493             --
Prepaid expenses...............................         8,444          5,299          4,380          6,968          3,989
Unrealized appreciation on forward foreign
 currency contracts............................            --             --             --             --      1,120,357
Due from adviser...............................            --             --             --             --             --
                                                 ---------------------------------------------------------------------
                                                  384,521,275    186,617,856    162,236,877    251,466,020    164,239,771
                                                 ---------------------------------------------------------------------
LIABILITIES
Payables for --
 Fund shares redeemed..........................       172,208        102,648         56,930         67,053         29,170
 Management fees...............................       179,786         97,211        103,593        153,805        122,121
 Foreign currency contracts....................            --             --                            --      3,431,383
 Purchases of investments......................     2,728,676             --      1,964,853      4,617,059      3,367,273
Other accrued expenses.........................        73,932         50,419         38,456        146,097        164,908
Unrealized depreciation on forward foreign
 currency contracts............................            --             --             --             --        116,523
Due to custodian bank..........................            --             --             --             --             --
                                                 ---------------------------------------------------------------------
                                                    3,154,602        250,278      2,163,832      4,984,014      7,231,378
                                                 ---------------------------------------------------------------------
NET ASSETS.....................................  $381,366,673   $186,367,578   $160,073,045   $246,482,006   $157,008,393
                                                 ---------------------------------------------------------------------
                                                 ---------------------------------------------------------------------
Shares of beneficial interest outstanding
(unlimited shares authorized)..................    20,365,649     12,955,501     10,189,121     16,515,390     13,810,494
Net asset value per share......................        $18.73         $14.39         $15.71         $14.92         $11.37
                                                 ---------------------------------------------------------------------
                                                 ---------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Capital paid in................................  $290,961,176   $141,611,796   $109,285,958   $201,906,166   $144,459,565
Accumulated undistributed net investment
 income........................................     1,193,834      1,322,795             --      2,209,001      4,077,453
Accumulated undistributed net realized gain
 (loss on investments, future contracts
 and options contracts.........................    21,987,346     16,104,014      5,451,594     11,975,206      1,101,846
Unrealized appreciation (depreciation) on
 investments...................................    66,826,817     27,328,973     45,335,493     30,389,997      6,372,681
Unrealized foreign exchange gain (loss) on
 other assets and liabilities..................            --             --             --          1,636        996,848
Unrealized appreciation on future contracts....       397,500             --             --             --             --
                                                 ---------------------------------------------------------------------
                                                 ---------------------------------------------------------------------
                                                 $381,366,673   $186,367,578   $160,073,045   $246,482,006   $157,008,393
                                                 ---------------------------------------------------------------------
                                                 ---------------------------------------------------------------------
* Cost
Investment securities..........................  $312,417,108   $136,132,691   $109,203,171   $208,770,710   $141,037,179
                                                 ---------------------------------------------------------------------
                                                 ---------------------------------------------------------------------
Short-term securities..........................  $  1,130,589   $ 22,849,259   $         --   $ 10,826,000   $         --
                                                 ---------------------------------------------------------------------
                                                 ---------------------------------------------------------------------


                                                 AGGRESSIVE
                                                   GROWTH
                                                 ---------------------------------------------------------------------
ASSETS:
Investment securities, at value*...............  $32,090,080
 Short-term securities*........................           --
Repurchase agreements (cost equals market).....    2,812,000
Cash...........................................           --
Foreign currency...............................           --
Receivables for--
 Dividends and accrued interest................        7,634
Fund shares sold...............................      178,373
Foreign currency contracts.....................           --
Sales of investments...........................      148,677
Variation margin on futures contracts..........           --
Deferred organizational expenses...............           --
Prepaid expenses...............................          597
Unrealized appreciation on forward foreign
 currency contracts............................           --
Due from adviser...............................           --
                                                 ---------------------------------------------------------------------
                                                  35,237,361
                                                 ---------------------------------------------------------------------
LIABILITIES
Payables for --
 Fund shares redeemed..........................        3,918
 Management fees...............................       19,189
 Foreign currency contracts....................           --
 Purchases of investments......................       30,543
Other accrued expenses.........................       16,658
Unrealized depreciation on forward foreign
 currency contracts............................           --
Due to custodian bank..........................       42,751
                                                 ---------------------------------------------------------------------
                                                     113,059
                                                 ---------------------------------------------------------------------
NET ASSETS.....................................  $35,124,302
                                                 ---------------------------------------------------------------------
                                                 ---------------------------------------------------------------------
Shares of beneficial interest outstanding
(unlimited shares authorized)..................    3,389,423
Net asset value per share......................       $10.36
                                                 ---------------------------------------------------------------------
                                                 ---------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Capital paid in................................  $32,699,261
Accumulated undistributed net investment
 income........................................       39,730
Accumulated undistributed net realized gain
 (loss on investments, future contracts
 and options contracts.........................     (705,902)
Unrealized appreciation (depreciation) on
 investments...................................    3,091,213
Unrealized foreign exchange gain (loss) on
 other assets and liabilities..................           --
Unrealized appreciation on future contracts....           --
                                                 ---------------------------------------------------------------------
                                                 ---------------------------------------------------------------------
                                                 $35,124,302
                                                 ---------------------------------------------------------------------
                                                 ---------------------------------------------------------------------
* Cost
Investment securities..........................  $28,998,867
                                                 ---------------------------------------------------------------------
                                                 ---------------------------------------------------------------------
Short-term securities..........................  $        --
                                                 ---------------------------------------------------------------------
                                                 ---------------------------------------------------------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS
    FOR THE YEAR ENDED NOVEMBER 30, 1996

                                                                                                                       BALANCED/
                                                                                              WORLDWIDE                 PHOENIX
                                            CASH        GLOBAL     CORPORATE    HIGH-YIELD       HIGH      SUNAMERICA INVESTMENT
                                         MANAGEMENT      BOND         BOND         BOND         INCOME     BALANCED#    COUNSEL
    -----------------------------------------------------------------------------------------------------------------------------
    Income:
      Interest.........................  $7,122,754   $3,981,095   $2,327,756   $ 9,574,555   $4,274,935   $ 62,733   $1,466,951
      Dividends........................          --           --           --        46,590       15,366     22,547      358,182
                                         ----------------------------------------------------------------------------------------
          Total income*................   7,122,754    3,981,095    2,327,756     9,621,145    4,290,301     85,280    1,825,133
                                         ----------------------------------------------------------------------------------------
    Expenses:
      Management fees..................     694,655      458,390      230,031       638,948      368,821     20,449      354,683
      Custodian fees...................      57,365       74,265       53,480        46,245       42,745     14,675       50,550
      Reports to investors.............      17,845        9,715       16,635        14,330        5,900        735        8,300
      Auditing fees....................      10,990       10,400        7,245        13,005        8,515      5,350       11,445
      Amortization of organizational
        expenses.......................       7,192        3,964        3,964         3,832        1,798         --           --
      Trustees' fees...................       2,285        1,207          507         1,705          628         74          913
      Legal fees.......................         905          145        5,775           700          155        124          940
      Interest expense.................          --           --           --         7,414        7,207         --           --
      Other expenses...................       4,114        2,324          724         2,944          603        297          682
                                         ----------------------------------------------------------------------------------------
        Total expenses before
          reimbursement................     795,351      560,410      318,361       729,123      436,372     41,704      427,513
        Expenses reimbursed by the
          investment adviser...........          --           --           --            --           --    (12,492)          --
                                         ----------------------------------------------------------------------------------------
    Net investment income (loss).......   6,327,403    3,420,685    2,009,395     8,892,022    3,853,929     56,068    1,397,620
                                         ----------------------------------------------------------------------------------------
    REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS AND FOREIGN
      CURRENCIES:
      Net realized gain (loss) on
        investments....................      (1,609)     845,133     (242,797)      567,983    2,578,602     28,763    2,107,376
      Net realized gain (loss) on
        futures and options
        contracts......................          --       59,164     (180,880)           --           --         --           --
      Net realized foreign exchange
        gain (loss) on other assets and
        liabilities....................          --    1,545,047           --            --          785         --           --
      Change in unrealized
        appreciation/depreciation on
        investments....................      (9,491)   1,124,599      647,548     4,227,884    2,512,138    822,808    3,902,857
      Change in unrealized foreign
        exchange gain/loss on other
        assets and liabilities.........          --     (253,318)          --            --       (4,477)        --           --
      Change in unrealized
        appreciation/depreciation on
        futures contracts..............          --           --      (39,889)           --           --         --           --
                                         ----------------------------------------------------------------------------------------
      Net realized and unrealized gain
        (loss) on investments and
        foreign currencies.............     (11,100)   3,320,625      183,982     4,795,867    5,087,048    851,571    6,010,233
                                         ----------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS........  $6,316,303   $6,741,310   $2,193,377   $13,687,889   $8,940,977   $907,639   $7,407,853
                                         ========================================================================================
    ---------------
    * Net of foreign withholding taxes
     on interest and dividends of:.....  $       --   $   44,228   $      500   $        --   $      994   $    216   $    1,389
                                         ========================================================================================

    # Commenced operations June 3, 1996
    See Notes to Financial Statements

---------------------

                                                    ASSET                   GROWTH-       FEDERATED        VENTURE      ALLIANCE
                                                 ALLOCATION    UTILITY#     INCOME          VALUE#          VALUE        GROWTH
                                                 ---------------------------------------------------------------------------------

Income:
 Interest......................................  $ 7,138,642   $  6,557   $   624,063   $        9,153   $ 1,803,954   $   273,003
 Dividends.....................................    3,835,134     94,594     3,790,860           64,547     4,411,641     2,624,079
                                                 ---------------------------------------------------------------------------------
      Total income*............................   10,973,776    101,151     4,414,923           73,700     6,215,595     2,897,082
                                                 ---------------------------------------------------------------------------------
Expenses:
 Management fees...............................    1,616,647     13,890     1,476,902           23,973     2,305,064     1,522,222
 Custodian fees................................      128,585     15,695        77,065           19,060       152,435        81,580
 Reports to investors..........................       39,430        560        36,565            1,120        51,375        38,740
 Auditing fees.................................       32,815      5,030        33,600            5,440        48,620        37,230
 Amortization or organizational expenses.......        3,964         --         3,832               --            --         3,832
 Trustees' fees................................        4,510         74         4,207               74         5,902         4,522
 Legal fees....................................        3,065        124         3,304              277         5,930         3,850
 Interest expense..............................           --         --            --               --            --            --
 Other expenses................................        7,799        289         6,127              296         5,331         5,668
                                                 ---------------------------------------------------------------------------------
      Total expenses before reimbursement......    1,836,815     35,662     1,641,602           50,240     2,574,657     1,697,644
      Expenses reimbursed by the investment
       adviser.................................           --    (16,216)           --          (16,677)           --            --
                                                 ---------------------------------------------------------------------------------
Net investment income (loss)...................    9,136,961     81,705     2,773,321           40,137     3,640,938     1,199,438
                                                 =================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments........   19,730,122     12,853    13,516,427          (22,475)    9,692,354    21,793,902
Net realized gain (loss) on futures and options
 contracts.....................................      391,668         --     1,426,165               --            --       433,180
Net realized foreign exchange gain (loss) on
 other assets and liabilities..................           89       (230)           29               --         2,021            --
Change in unrealized appreciation/depreciation
 on investment.................................   18,681,439    287,691    42,693,932        1,196,109    75,918,377    46,485,737
Change in unrealized foreign exchange gain/loss
 on other assets and liabilities...............           --        139            --               --           341            --
Change in unrealized appreciation/depreciation
 on futures contracts..........................    1,166,581         --       962,381               --            --       300,750
                                                 ---------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments and foreign currencies............   39,969,899    300,453    58,598,934        1,173,634    85,613,093    69,013,569
                                                 ---------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS....................................  $49,106,860   $382,158   $61,372,255   $    1,213,771   $89,254,031   $70,213,007
                                                 =================================================================================

* Net of foreign withholding taxes on interest
 and dividends of: ............................  $    11,115   $  3,735   $     4,119   $          564   $    30,896   $     3,179
                                                 =================================================================================

                                                   GROWTH/
                                                   PHOENIX                                INTERNATIONAL
                                                 INVESTMENT     PROVIDENT      GLOBAL      DIVERSIFIED   AGGRESSIVE
                                                   COUNSEL       GROWTH       EQUITIES      EQUITIES      GROWTH#
                                                 -------------------------------------------------------------------
Income:
 Interest......................................  $ 1,005,335   $   432,804   $   575,056   $   283,647   $  104,281
 Dividends.....................................    1,524,769       723,018     3,650,127     1,830,322       26,838
                                                 -------------------------------------------------------------------
      Total income*............................    2,530,104     1,155,822     4,225,183     2,113,969      131,119
                                                 -------------------------------------------------------------------
Expenses:
 Management fees...............................    1,072,976     1,073,769     1,627,510     1,025,593       65,277
 Custodian fees................................       72,015        57,725       394,465       563,555       19,145
 Reports to investors..........................       23,460        18,935        32,000        17,420        2,075
 Auditing fees.................................       20,405        17,390        26,665        18,000        7,190
 Amortization or organizational expenses.......        3,832         3,832         3,832         1,798           --
 Trustees' fees................................        2,882         2,174         3,547         2,122          224
 Legal fees....................................        1,290         1,090         1,880         1,925          333
 Interest expense..............................           --            --            --            --           --
 Other expenses................................        5,978         4,362         6,523         2,181          330
                                                 -------------------------------------------------------------------
      Total expenses before reimbursement......    1,202,838     1,179,277     2,096,422     1,632,594       94,574
      Expenses reimbursed by the investment
       adviser.................................           --            --            --            --       (3,185)
                                                 -------------------------------------------------------------------
Net investment income (loss)...................    1,327,266       (23,455)    2,128,761       481,375       39,730
                                                 ===================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments........   16,211,794     8,612,831    12,300,321     1,688,079     (705,902)
Net realized gain (loss) on futures and options
 contracts.....................................           --            --            --            --           --
Net realized foreign exchange gain (loss) on
 other assets and liabilities..................         (510)           --       496,594     5,292,994           --
Change in unrealized appreciation/depreciation
 on investment.................................   10,855,474    17,288,052    19,341,166     5,555,457    3,091,213
Change in unrealized foreign exchange gain/loss
 on other assets and liabilities...............           21            --       (27,011)     (813,250)          --
Change in unrealized appreciation/depreciation
 on futures contracts..........................           --            --            --            --           --
                                                 -------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments and foreign currencies............   27,066,779    25,900,883    32,111,070    11,723,280    2,385,311
                                                 -------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS....................................  $28,394,045   $25,877,428   $34,239,831   $12,204,655   $2,425,041
                                                 ===================================================================
* Net of foreign withholding taxes on interest
 and dividends of: ............................  $    13,195   $    10,805   $   360,697   $   247,089   $      250
                                                 ===================================================================

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED NOVEMBER 30, 1996

                                                                 CASH          GLOBAL       CORPORATE      HIGH-YIELD
                                                              MANAGEMENT        BOND           BOND           BOND
     -----------------------------------------------------------------------------------------------------------------

     OPERATIONS:
     Net investment income (loss)..........................  $  6,327,403   $  3,420,685   $  2,009,395   $  8,892,022
     Net realized gain (loss) on investments...............        (1,609)       845,133       (242,797)       567,983
     Net realized gain (loss) on futures and options
      contracts............................................            --         59,164       (180,880)            --
     Net realized foreign exchange gain (loss) on other
      assets and liabilities...............................            --      1,545,047             --             --
     Change in unrealized appreciation/depreciation on
      investments..........................................        (9,491)     1,124,599        647,548      4,227,884
     Change in unrealized foreign exchange gain/loss on
      other assets and liabilities.........................            --       (253,318)            --             --
     Change in unrealized appreciation/depreciation on
      futures contracts....................................            --             --        (39,889)            --
                                                             ---------------------------------------------------------
     Net increase in net assets resulting from
      operations...........................................     6,316,303      6,741,310      2,193,377     13,687,889
                                                             ---------------------------------------------------------
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
      Dividends from net investment income.................    (4,240,000)    (4,060,000)    (1,225,000)    (7,420,000)
      Distribution from net realized gain on investments...        (4,750)            --             --             --
                                                             ---------------------------------------------------------
     Total dividends and distributions to shareholders.....    (4,244,750)    (4,060,000)    (1,225,000)    (7,420,000)
                                                             ---------------------------------------------------------
     CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold.............................   615,571,205     26,461,284     20,121,281     89,355,894
     Proceeds from shares issued for reinvestment of
      dividends and distributions..........................     4,244,750      4,060,000      1,225,000      7,420,000
     Cost of shares repurchased............................  (621,371,905)   (24,740,221)   (14,581,771)   (71,988,357)
                                                             ---------------------------------------------------------
     Net increase (decrease) in net assets resulting from
      capital share transactions...........................    (1,555,950)     5,781,063      6,764,510     24,787,537
                                                             ---------------------------------------------------------
     TOTAL INCREASE IN NET ASSETS..........................       515,603      8,462,373      7,732,887     31,055,426

     NET ASSETS:
     Beginning of period...................................    90,731,193     59,759,044     29,474,520     82,173,667
                                                             ---------------------------------------------------------
     End of period.........................................  $ 91,246,796   $ 68,221,417   $ 37,207,407   $113,229,093
                                                             =========================================================
     ---------------
     Accumulated undistributed net investment income.......  $  6,322,183   $  4,377,089   $  2,004,899   $  8,882,962
                                                             =========================================================
     Shares issued and repurchased:
     Sold..................................................    57,928,895      2,437,840      1,891,179      8,529,658
     Issued in reinvestment of dividends and
      distributions........................................       408,149        391,137        118,015        744,233
     Repurchased...........................................   (58,340,347)    (2,268,851)    (1,379,014)    (6,827,580)
                                                             ---------------------------------------------------------
     Net increase (decrease)...............................        (3,303)       560,126        630,180      2,446,311
                                                             =========================================================

                                                                                            BALANCED/
                                                               WORLDWIDE                     PHOENIX
                                                                 HIGH       SUNAMERICA      INVESTMENT
                                                                INCOME       BALANCED#       COUNSEL
     ----------------------------------------------------------------------------------------------------------------
     OPERATIONS:
     Net investment income (loss)..........................  $  3,853,929   $    56,068   $  1,397,620
     Net realized gain (loss) on investments...............     2,824,669        28,763      2,107,376
     Net realized gain (loss) on futures and options
      contracts............................................            --            --             --
     Net realized foreign exchange gain (loss) on other
      assets and liabilities...............................      (245,282)           --             --
     Change in unrealized appreciation/depreciation on
      investments..........................................     2,512,138       822,808      3,902,857
     Change in unrealized foreign exchange gain/loss on
      other assets and liabilities.........................        (4,477)           --             --
     Change in unrealized appreciation/depreciation on
      futures contracts....................................            --            --             --
                                                             -----------------------------------------
     Net increase in net assets resulting from
      operations...........................................     8,940,977       907,639      7,407,853
                                                             -----------------------------------------
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
      Dividends from net investment income.................    (1,700,000)           --       (540,000)
      Distribution from net realized gain on investments...      (100,000)           --       (890,000)
                                                             -----------------------------------------
     Total dividends and distributions to shareholders.....    (1,800,000)           --     (1,430,000)
                                                             -----------------------------------------
     CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold.............................    48,071,872    11,344,623     44,916,086
     Proceeds from shares issued for reinvestment of
      dividends and distributions..........................     1,800,000            --      1,430,000
     Cost of shares repurchased............................   (29,323,432)   (2,028,468)   (14,731,916)
                                                             -----------------------------------------
     Net increase (decrease) in net assets resulting from
      capital share transactions...........................    20,548,440     9,316,155     31,614,170
                                                             -----------------------------------------
     TOTAL INCREASE IN NET ASSETS..........................    27,689,417    10,223,794     37,592,023
     NET ASSETS:
     Beginning of period...................................    21,515,080            --     32,428,535
                                                             -----------------------------------------
     End of period.........................................  $ 49,204,497   $10,223,794   $ 70,020,558
                                                             =========================================
     Accumulated undistributed net investment income.......  $  3,097,896   $    56,068   $  1,258,279
                                                             =========================================
     Shares issued and repurchased:
     Sold..................................................     4,060,525     1,113,491      3,604,718
     Issued in reinvestment of dividends and
      distributions........................................       166,821            --        117,502
     Repurchased...........................................    (2,425,678)     (194,594)    (1,184,892)
                                                             ------------------------------------------
     Net increase (decrease)...............................     1,801,668       918,897      2,537,328
                                                             ==========================================

    # Commenced operations June 3, 1996
    See Notes to Financial Statements

---------------------

                                                                  ASSET                      GROWTH-         FEDERATED
                                                                ALLOCATION     UTILITY#       INCOME           VALUE

                                                               ----------------------------------------------------------
OPERATIONS:
Net investment income (loss).................................  $  9,136,961   $   81,705   $  2,773,321   $        40,137
Net realized gain (loss) on investments......................    19,730,122       12,853     13,516,427           (22,475)
Net realized gain (loss) on futures and options contracts....       391,668           --      1,426,165                --
Net realized foreign exchange gain (loss) on other
 assets and liabilities......................................            89         (230)            29                --
Change in unrealized appreciation/depreciation on
 investments.................................................    18,681,439      287,691     42,693,932         1,196,109
Change in unrealized foreign exchange gain/loss on
 other assets and liabilities................................            --          139             --                --
Change in unrealized appreciation/depreciation on futures
 contracts...................................................     1,166,581           --        962,381                --
                                                               ----------------------------------------------------------
Net increase in net assets resulting from operations.........    49,106,860      382,158     61,372,255         1,213,771
                                                               ----------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income........................    (5,505,000)          --     (1,680,000)               --
 Distribution from net realized gain on investments..........    (6,805,000)          --     (5,975,000)               --
                                                               ----------------------------------------------------------
Total dividends and distributions to shareholders............   (12,310,000)          --     (7,655,000)               --
                                                               ----------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold....................................   108,836,939    6,090,461    145,602,473        11,583,467
Proceeds from shares issued for reinvestment of dividends
 and distributions...........................................    12,310,000           --      7,655,000                --
Cost of shares repurchased...................................   (41,391,763)    (173,972)   (52,792,476)         (337,710)
                                                               ----------------------------------------------------------
Net increase (decrease) in net assets resulting from capital
 share transactions..........................................    79,755,176    5,916,489    100,464,997        11,245,757
                                                               ----------------------------------------------------------
TOTAL INCREASE IN NET ASSETS.................................   116,552,036    6,298,647    154,182,252        12,459,528

NET ASSETS:
Beginning of period..........................................   199,836,390           --    171,281,073                --
                                                               ----------------------------------------------------------
End of period................................................  $316,388,426   $6,298,647   $325,463,325   $    12,459,528
                                                               ==========================================================

Accumulated undistributed net investment income..............  $  8,660,644   $   81,475   $  2,766,743   $        40,137
                                                               ==========================================================
Shares issued and repurchased:
Sold.........................................................     8,296,399      602,909      9,953,598         1,158,140
Issued in reinvestment of dividends and distributions........       970,055           --        541,755                --
Repurchased..................................................    (3,164,619)     (17,033)    (3,630,349)          (33,890)
                                                               ----------------------------------------------------------
Net increase (decrease)......................................     6,101,835      585,876      6,865,004         1,124,250
                                                               ==========================================================

                                                                                               GROWTH/
                                                                                               PHOENIX
                                                                 VENTURE        ALLIANCE      INTERNATIONAL   PROVIDENT
                                                                  VALUE          GROWTH        COUNSEL         GROWTH
                                                               ----------------------------------------------------------
OPERATIONS:
Net investment income (loss).................................  $  3,640,938   $  1,199,438   $  1,327,266   $    (23,455)
Net realized gain (loss) on investments......................     9,692,354     21,793,902     16,211,794      8,612,831
Net realized gain (loss) on futures and options contracts....            --        433,180             --             --
Net realized foreign exchange gain (loss) on other
 assets and liabilities......................................         2,021             --           (510)            --
Change in unrealized appreciation/depreciation on
 investments.................................................    75,918,377     46,485,737     10,855,474     17,288,052
Change in unrealized foreign exchange gain/loss on
 other assets and liabilities................................           341             --             21             --
Change in unrealized appreciation/depreciation on futures
 contracts...................................................            --        300,750             --             --
                                                               ---------------------------------------------------------
Net increase in net assets resulting from operations.........    89,254,031     70,213,007     28,394,045     25,877,428
                                                               ---------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income........................    (1,150,000)      (483,000)    (1,265,000)            --
 Distribution from net realized gain on investments..........    (1,631,000)   (13,185,000)   (10,645,000)            --
                                                               ---------------------------------------------------------
Total dividends and distributions to shareholders............    (2,781,000)   (13,668,000)   (11,910,000)            --
                                                               ---------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold....................................   358,199,882    247,316,545     46,376,696     55,935,417
Proceeds from shares issued for reinvestment of dividends
 and distributions...........................................     2,781,000     13,668,000     11,910,000             --
Cost of shares repurchased...................................   (85,948,539)  (104,032,606)   (38,313,646)   (37,015,839)
                                                               ---------------------------------------------------------
Net increase (decrease) in net assets resulting from capital
 share transactions..........................................   275,032,343    156,951,939     19,973,050     18,919,578
                                                               ---------------------------------------------------------
TOTAL INCREASE IN NET ASSETS.................................   361,505,374    213,496,946     36,457,095     44,797,006
NET ASSETS:
Beginning of period..........................................   154,907,997    167,869,727    149,910,483    115,276,039
                                                               ---------------------------------------------------------
End of period................................................  $516,413,371   $381,366,673   $186,367,578   $160,073,045
                                                               =========================================================
Accumulated undistributed net investment income..............  $  3,382,016   $  1,193,834   $  1,322,795   $         --
                                                               =========================================================
Shares issued and repurchased:
Sold.........................................................    24,918,067     15,394,232      3,516,917      4,113,284
Issued in reinvestment of dividends and distributions........       208,003        893,333        949,004             --
Repurchased..................................................    (6,065,330)    (6,661,296)    (2,922,221)    (2,724,390)
                                                               ---------------------------------------------------------
Net increase (decrease)......................................    19,060,740      9,626,269      1,543,700      1,388,894
                                                               =========================================================

                                                                              INTERNATIONAL
                                                                  GLOBAL      DIVERSIFIED    AGGRESSIVE
                                                                 EQUITIES       EQUITIES       GROWTH#
                                                               -----------------------------------------
OPERATIONS:
Net investment income (loss).................................  $  2,128,761   $    481,375   $    39,730
Net realized gain (loss) on investments......................    12,300,321      1,688,079      (705,902)
Net realized gain (loss) on futures and options contracts....            --             --            --
Net realized foreign exchange gain (loss) on other
 assets and liabilities......................................       496,594      5,292,994            --
Change in unrealized appreciation/depreciation on
 investments.................................................    19,341,166      5,555,457     3,091,213
Change in unrealized foreign exchange gain/loss on
 other assets and liabilities................................       (27,011)      (813,250)           --
Change in unrealized appreciation/depreciation on futures
 contracts...................................................            --             --            --
                                                               -----------------------------------------
Net increase in net assets resulting from operations.........    34,239,831     12,204,655     2,425,041
                                                               -----------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income........................    (1,885,000)    (1,350,000)           --
 Distribution from net realized gain on investments..........    (4,480,000)            --            --
                                                               -----------------------------------------
Total dividends and distributions to shareholders............    (6,365,000)    (1,350,000)           --
                                                               -----------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold....................................    99,072,900    133,585,152    39,091,029
Proceeds from shares issued for reinvestment of dividends
 and distributions...........................................     6,365,000      1,350,000            --
Cost of shares repurchased...................................   (52,582,422)   (37,742,073)   (6,391,768)
                                                               -----------------------------------------
Net increase (decrease) in net assets resulting from capital
 share transactions..........................................    52,855,478     97,193,079    32,699,261
                                                               -----------------------------------------
TOTAL INCREASE IN NET ASSETS.................................    80,730,309    108,047,734    35,124,302

NET ASSETS:
Beginning of period..........................................   165,751,697     48,960,659            --
                                                               -----------------------------------------
End of period................................................  $246,482,006   $157,008,393   $35,124,302
                                                               =========================================
Accumulated undistributed net investment income..............  $  2,209,001   $  4,077,453   $    39,730
                                                               =========================================
Shares issued and repurchased:
Sold.........................................................     7,165,202     12,354,619     4,051,127
Issued in reinvestment of dividends and distributions........       472,181        130,941            --
Repurchased..................................................    (3,815,033)    (3,499,995)     (661,704)
                                                               -----------------------------------------
Net increase (decrease)......................................     3,822,350      8,985,565     3,389,423
                                                               =========================================


---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED NOVEMBER 30, 1995

                                                                                                               WORLDWIDE
                                                         CASH         GLOBAL       CORPORATE    HIGH-YIELD       HIGH
                                                      MANAGEMENT       BOND          BOND          BOND         INCOME
    ---------------------------------------------------------------------------------------------------------------------

    OPERATIONS:
    Net investment income (loss)...................  $  4,241,505   $ 2,876,243   $ 1,224,668   $ 7,526,895   $1,504,113
    Net realized gain (loss) on investments........         5,110     1,618,834       581,976    (3,711,235)      76,600
    Net realized gain (loss) on futures and options
      contracts....................................            --            --        13,918            --           --
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................            --     1,319,839            --            --           --
    Change in unrealized appreciation/depreciation
      on investments...............................        44,053     1,593,149     1,262,150     4,427,627      484,883
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............            --         1,814            --            --           --
    Change in unrealized appreciation/depreciation
      on futures contracts.........................            --            --        39,889            --           --
                                                     --------------------------------------------------------------------
    Net increase in net assets resulting from
      operations...................................     4,290,668     7,409,879     3,122,601     8,243,287    2,065,596
                                                     --------------------------------------------------------------------
    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
      Dividends from net investment income.........    (2,210,000)   (1,700,000)     (885,000)   (6,340,000)    (114,929)
      Distributions from net realized gain on
        investments................................            --            --            --            --           --
                                                     --------------------------------------------------------------------
    Total dividends and distributions to
      shareholders.................................    (2,210,000)   (1,700,000)     (885,000)   (6,340,000)    (114,929)
                                                     --------------------------------------------------------------------
    CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold......................   415,378,253    22,230,068    22,925,314    70,702,486   13,740,334
    Proceeds from shares issued for reinvestment of
      dividends and distributions..................     2,210,000     1,700,000       885,000     6,340,000      114,929
    Cost of shares repurchased.....................  (418,035,564)  (14,423,490)  (12,442,153)  (52,574,843)  (4,768,369)
                                                     --------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
      from capital share transactions..............      (447,311)    9,506,578    11,368,161    24,467,643    9,086,894
                                                     --------------------------------------------------------------------
    TOTAL INCREASE IN NET ASSETS...................     1,633,357    15,216,457    13,605,762    26,370,930   11,037,561
    NET ASSETS:
    Beginning of year..............................    89,097,836    44,542,587    15,868,758    55,802,737   10,477,519
                                                     --------------------------------------------------------------------
    End of year....................................  $ 90,731,193   $59,759,044   $29,474,520   $82,173,667   $21,515,080
                                                     ========================================================================
    ---------------
    Accumulated undistributed net investment income
      (loss).......................................  $  4,234,947   $ 3,620,109   $ 1,219,884   $ 7,410,940   $1,431,913
                                                     ========================================================================
    Shares issued and repurchased:
    Sold...........................................    39,465,595     2,131,775     2,218,395     6,846,915    1,299,782
    Issued in reinvestment of dividends and
      distributions................................       214,355       170,000        90,306       648,925       11,873
    Repurchased....................................   (39,709,537)   (1,407,509)   (1,212,881)   (5,097,408)    (480,433)
                                                     --------------------------------------------------------------------
    Net increase (decrease)........................       (29,587)      894,266     1,095,820     2,398,432      831,222
                                                     ========================================================================

    See Notes to Financial Statements

---------------------

                                                                    BALANCED/
                                                                     PHOENIX
                                                                   INVESTMENT         ASSET           GROWTH-          VENTURE
                                                                     COUNSEL        ALLOCATION         INCOME           VALUE
                                                                   --------------------------------------------------------------
OPERATIONS
Net investment income (loss).....................................  $   406,341     $  5,320,722     $  1,675,560     $    904,551
Net realized gain (loss) on investments..........................      875,469        6,792,943        6,546,892        1,620,396
Net realized gain (loss) on futures and options contracts........           --           37,040               --               --
Net realized foreign exchange gain (loss) on other assets and
 liabilities.....................................................           --               --               76               --
Change in unrealized appreciation/depreciation on investments....    1,971,928       20,689,780       26,098,737       15,272,123
Change in unrealized foreign exchange gain/loss on other assets
 and liabilities.................................................           --               --               --               --
Change in unrealized appreciation/depreciation on future
 contracts.......................................................           --           94,950               --               --
                                                                   --------------------------------------------------------------
Net increase in net assets resulting from operations.............    3,253,738       32,935,435       34,321,265       17,797,070
                                                                   --------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income............................      (11,237)      (2,240,000)        (875,000)         (23,311)
 Distributions from net realized gain on investments.............           --         (425,000)              --               --
                                                                   --------------------------------------------------------------
Total dividends and distributions to shareholders................      (11,237)      (2,665,000)        (875,000)         (23,311)
                                                                   --------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold........................................   30,928,111       91,078,058       79,200,929      164,118,300
Proceeds from shares issued for reinvestment of dividends and
 distributions...................................................       11,237        2,665,000          875,000           23,311
Cost of shares repurchased.......................................   (3,269,069)     (31,032,947)     (27,140,302)     (31,455,895)
                                                                   --------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS.....................................   27,670,279       62,710,111       52,935,627      132,685,716
                                                                   --------------------------------------------------------------
                                                                    30,912,780       92,980,546       86,381,892      150,459,475

NET ASSETS:
Beginning of year................................................    1,515,755      106,855,844       84,899,181        4,448,522
                                                                   --------------------------------------------------------------
End of year......................................................  $32,428,535     $199,836,390     $171,281,073     $154,907,997
                                                                   ==============================================================

Accumulated undistributed net investment income (loss)...........  $   399,630     $  5,029,483     $  1,673,393     $    889,057
                                                                   ==============================================================
Shares issued and repurchased:
Sold.............................................................    2,742,183        7,788,903        6,452,877       13,646,177
Issued in reinvestment of dividends and distributions............        1,132          243,157           77,502            2,359
Repurchased......................................................     (296,843)      (2,699,219)      (2,260,341)      (2,599,805)
                                                                   --------------------------------------------------------------
Net increase (decrease)..........................................    2,446,472        5,332,841        4,270,038       11,048,731
                                                                   ==============================================================

                                                                                      GROWTH/
                                                                                      PHOENIX
                                                                     ALLIANCE        INVESTMENT       PROVIDENT          GLOBAL
                                                                      GROWTH          COUNSEL           GROWTH          EQUITIES
                                                                   ---------------------------------------------------------------
OPERATIONS
Net investment income (loss).....................................  $    481,532     $  1,263,637     $    (45,258)    $  1,450,200
Net realized gain (loss) on investments..........................    13,305,824       19,383,952          240,218        5,003,696
Net realized gain (loss) on futures and options contracts........        47,744               --               --         (524,955)
Net realized foreign exchange gain (loss) on other assets and
 liabilities.....................................................            --              701               --          720,956
Change in unrealized appreciation/depreciation on investments....    21,063,685       14,865,880       25,016,207       13,392,395
Change in unrealized foreign exchange gain/loss on other assets
 and liabilities.................................................            --              (21)              --           15,377
Change in unrealized appreciation/depreciation on future
 contracts.......................................................        96,750               --               --          182,708
                                                                   ---------------------------------------------------------------
Net increase in net assets resulting from operations.............    34,995,535       35,514,149       25,211,167       20,240,377
                                                                   ---------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income............................      (155,000)      (1,450,000)        (200,000)        (855,000)
 Distributions from net realized gain on investments.............      (725,000)              --               --       (3,190,000)
                                                                   ---------------------------------------------------------------
Total dividends and distributions to shareholders................      (880,000)      (1,450,000)        (200,000)      (4,045,000)
                                                                   ---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold........................................   168,074,086       45,890,799       46,200,686       79,044,610
Proceeds from shares issued for reinvestment of dividends and
 distributions...................................................       880,000        1,450,000          200,000        4,045,000
Cost of shares repurchased.......................................   (88,413,178)     (35,688,009)     (31,477,920)     (70,291,038)
                                                                   ---------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS.....................................    80,540,908       11,652,790       14,922,766       12,798,572
                                                                   ---------------------------------------------------------------
                                                                    114,656,443       45,716,939       39,933,933       28,993,949
NET ASSETS:
Beginning of year................................................    53,213,284      104,193,544       75,342,106      136,757,748
                                                                   ---------------------------------------------------------------
End of year......................................................  $167,869,727     $149,910,483     $115,276,039     $165,751,697
                                                                   ===============================================================
Accumulated undistributed net investment income (loss)...........  $    477,396     $  1,261,039     $         --     $  1,468,646
                                                                   ===============================================================
Shares issued and repurchased:
Sold.............................................................    12,084,699        4,046,435        3,971,874        6,436,345
Issued in reinvestment of dividends and distributions............        76,126          135,387           18,536          357,648
Repurchased......................................................    (6,421,749)      (3,175,785)      (2,684,472)      (5,815,859)
                                                                   ---------------------------------------------------------------
Net increase (decrease)..........................................     5,739,076        1,006,037        1,305,938          978,134
                                                                   ===============================================================
                                                                   INTERNATIONAL
                                                                   DIVERSIFIED
                                                                     EQUITIES
                                                                   ------------
OPERATIONS
Net investment income (loss).....................................  $    214,789
Net realized gain (loss) on investments..........................      (585,776)
Net realized gain (loss) on futures and options contracts........            --
Net realized foreign exchange gain (loss) on other assets and
 liabilities.....................................................      (506,494)
Change in unrealized appreciation/depreciation on investments....     1,120,932
Change in unrealized foreign exchange gain/loss on other assets
 and liabilities.................................................     1,810,094
Change in unrealized appreciation/depreciation on future
 contracts.......................................................            --
                                                                   ------------
Net increase in net assets resulting from operations.............     2,053,545
                                                                   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income............................      (121,869)
 Distributions from net realized gain on investments.............            --
                                                                   ------------
Total dividends and distributions to shareholders................      (121,869)
                                                                   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold........................................    58,139,793
Proceeds from shares issued for reinvestment of dividends and
 distributions...................................................       121,869
Cost of shares repurchased.......................................   (23,670,269)
                                                                   ------------
TOTAL INCREASE IN NET ASSETS.....................................    34,591,393
                                                                   ------------
                                                                     36,523,069
NET ASSETS:
Beginning of year................................................    12,437,590
                                                                   ------------
End of year......................................................  $ 48,960,659
                                                                   ============
Accumulated undistributed net investment income (loss)...........  $   (346,916)
                                                                   ============
Shares issued and repurchased:
Sold.............................................................     6,011,154
Issued in reinvestment of dividends and distributions............        12,721
Repurchased......................................................    (2,470,598)
                                                                   ------------
Net increase (decrease)..........................................     3,553,277
                                                                   ============

---------------------

SUNAMERICA SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION: SunAmerica Series Trust ("the Trust"), organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. It was established to provide a funding medium for certain annuity contracts issued by Variable Separate Account (the "Account"), a separate account of Anchor National Life Insurance Company ("Life Company"), organized under the laws of the state of Arizona.

  The Trust issues 18 separate series of shares ("Portfolios"), each of which represents a separate managed portfolio of securities with its own investment objectives. The Trustees may establish additional series in the future. The current Portfolios are the Cash Management Portfolio, Global Bond Portfolio, Corporate Bond Portfolio (formerly, the Fixed Income Portfolio), High-Yield Bond Portfolio, Worldwide High Income Portfolio, SunAmerica Balanced Portfolio, Balanced/Phoenix Investment Counsel Portfolio, Asset Allocation Portfolio, Utility Portfolio, Growth-Income Portfolio, Federated Value Portfolio, Venture Value Portfolio, Alliance Growth Portfolio, Growth/Phoenix Investment Counsel Portfolio, Provident Growth Portfolio, Global Equities Portfolio, International Diversified Equities Portfolio and Aggressive Growth Portfolio. All shares may be purchased or redeemed by the Account at net asset value without any sales or redemption charge.

The investment objectives for each portfolio are as follows:

The Cash Management Portfolio seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

The Global Bond Portfolio seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation, through investment in high quality fixed-income securities of U.S. and foreign issuers and through transactions in foreign currencies.

The Corporate Bond Portfolio seeks a high total return with only moderate price risk by investing primarily in investment grade fixed-income securities.

The High-Yield Bond Portfolio seeks a high level of current income and secondarily seeks capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher-yielding, higher-risk, lower-rated or unrated securities.

The Worldwide High Income Portfolio seeks high current income and, secondarily, capital appreciation, by investing primarily in a portfolio of high-yielding fixed-income securities of issuers located throughout the world.

The SunAmerica Balanced Portfolio seeks to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds.

The Balanced/Phoenix Investment Counsel Portfolio seeks reasonable income, long-term capital growth and conservation of capital by investing primarily in common stocks and fixed-income securities, with an emphasis on income-producing securities which appear to have some potential for capital enhancement.

The Asset Allocation Portfolio seeks high total return (including income and capital gains) consistent with preservation of capital over the long-term through a diversified portfolio that can include common stocks and other securities having common stock characteristics, bonds and other intermediate and long-term fixed-income securities and money market instruments (debt securities maturing in one year or less) in any combination.

The Utility Portfolio seeks high current income and moderate capital appreciation by investing primarily in the equity and debt securities of utility companies.

The Growth-Income Portfolio seeks growth of capital and income by investing primarily in common stocks or securities which demonstrate the potential for appreciation and/or dividends.

The Federated Value Portfolio seeks growth of capital and income by investing primarily in the securities of high quality companies.

The Venture Value Portfolio seeks to achieve growth of capital by investing primarily in common stocks.

The Alliance Growth, Growth/Phoenix Investment Counsel and Provident Growth Portfolios each seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics which demonstrate the potential for appreciation.

The Global Equities Portfolio seeks long-term growth of capital through investment primarily in common stocks or securities of U.S. and foreign issuers with common stock characteristics which demonstrate the potential for appreciation and through transactions in foreign currencies.

---------------------

The International Diversified Equities Portfolio seeks long-term capital appreciation by investing in accordance with country weightings determined by the Subadviser in common stocks of foreign issuers which, in the aggregate, replicate broad country indices.

The Aggressive Growth Portfolio seeks long-term growth of capital through investment primarily in equity securities of small capitalization growth companies.

2. SIGNIFICANT ACCOUNTING POLICIES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In the opinion of management of the Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Trust at November 30, 1996, and the results of its operations, the changes in its net assets and its financial highlights for the periods then ended. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

  SECURITY VALUATIONS: Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last-reported bid prices. Nonconvertible bonds, debentures, and other long-term debt securities are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security's price is available from more than one foreign exchange, a portfolio uses the exchange that is the primary market for the security. Futures contracts are valued at the last sale price established each day by the board of trade or exchange on which they are traded. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and ask prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Securities for which quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Trustees.

  REPURCHASE AGREEMENTS: The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

  REVERSE REPURCHASE AGREEMENTS: Certain Portfolios may enter into reverse repurchase agreements with institutions that the Portfolio's investment adviser or subadviser has determined are creditworthy. Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the agreement may decline below the price of the securities the Portfolio is obligated to repurchase. During the year ended November 30, 1996, the Worldwide High Income Portfolio entered into one reverse repurchase agreement. There were no reverse repurchase agreements outstanding at November 30, 1996.

  FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at published rates on the following basis:

  (i) market value of investment securities, other assets and liabilities at the prevailing rate of exchange at the valuation date.

  (ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

  Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or incurred.

  The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. The Trust does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gain (loss) on other assets and liabilities and change in unrealized foreign exchange gain (loss) on other assets and liabilities include realized foreign exchange gains and losses from currency gains or losses realized between the trade and settlement dates of securities transactions, forward foreign currency contracts, dividends received, the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rate.

                                                           ---------------------

  FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. Upon settlement date, the Portfolio records either realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

  FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Trust is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a portfolio's exposure in these financial instruments. A portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Trust's activities in the futures contracts are conducted through regulated exchanges which do not result in counterparty credit risks. Pursuant to a contract, the portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolios as unrealized appreciation or depreciation. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND
DISTRIBUTIONS: As is customary in the mutual fund industry, securities transactions are accounted for on the first business day following the trade date. Interest income is accrued daily except when collection is not expected. Dividend income and distributions to shareholders are recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date. The Trust amortizes premiums and accretes discounts on fixed income securities, as well as those original issue discounts for which amortization is required for federal income tax purposes; gains and losses realized upon the sale of such securities are based on their identified cost. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates.

  Common expenses incurred by the Trust are allocated among the Portfolios based upon relative net assets. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis.

  The Portfolios record dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in capital. Net investment income/loss, net realized gain/loss, and net assets were not affected.

  For the year ended November 30, 1996, the reclassification arising from book/tax differences resulted in increases (decreases) to the components of net assets as follows:

                                                                    ACCUMULATED              ACCUMULATED
                                                                 UNDISTRIBUTED NET        UNDISTRIBUTED NET     PAID-IN
                                                              INVESTMENT INCOME/(LOSS)   REALIZED GAIN/(LOSS)   CAPITAL
                                                                 ----------------------------------------------------
    Cash Management.........................................         $     (167)             $        167       $     --
    Global Bond*............................................          1,396,295                (1,425,231)       (28,936)
    Corporate Bond..........................................                620                      (620)            --
    Worldwide High Income*..................................           (487,946)                  487,946             --
    Balanced/Phoenix Investment Counsel.....................              1,029                    (1,029)            --
    Asset Allocation........................................               (800)                      800             --
    Utility.................................................               (230)                      230             --
    Growth-Income...........................................                 29                       (29)            --
    Venture Value...........................................              2,021                    (2,021)            --
    Growth/Phoenix Investment Counsel.......................               (510)                      510             --
    Provident Growth........................................             23,455                        --        (23,455)
    Global Equities*........................................            496,594                  (496,594)            --
    International Diversified Equities*.....................          5,292,994                (5,292,994)            --

  * Reclassification is primarily due to differing book/tax treatments for foreign currency transactions.

---------------------

3. JOINT REPURCHASE AGREEMENT ACCOUNT: The Cash Management, High-Yield Bond, SunAmerica Balanced and Aggressive Growth Portfolios, along with other affiliated registered investment companies, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 1996, the Cash Management, High-Yield Bond, SunAmerica Balanced and Aggressive Growth Portfolios had a 6.5%, 4.2%, 1.9% and 3.3%, undivided interest, respectively, which represented $5,615,000, $3,610,000, $1,605,000 and $2,812,000, respectively, in principal amount in a repurchase agreement in the joint account. As of such date, the repurchase agreement in the joint account and the collateral therefore was as follows:

  Yamaichi International (America), Inc. Repurchase Agreement, 5.60% dated 11/29/96, in the principal amount of $86,443,000 repurchase price $86,483,340 due 12/02/96 collateralized by $50,000,000 U.S. Treasury Bills due 1/9/97; $25,910,000 U.S. Treasury Notes 7.50% due 12/31/96 and $11,443,000 U.S. Treasury
Bonds 9.875% due 11/15/15, approximate aggregate value $88,224,302.

4. FEDERAL INCOME TAXES: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

  The amounts of aggregate unrealized gain (loss) and the cost of investment securities, including short-term securities, were as follows:

                                             AGGREGATE     AGGREGATE    UNREALIZED                    CAPITAL      CAPITAL
                                            UNREALIZED    UNREALIZED    GAIN/(LOSS)     COST OF         LOSS         LOSS
                                               GAIN         (LOSS)          NET       INVESTMENTS    CARRYOVER*    UTILIZED
                                             -----------------------------------------------------------------------------

Cash Management**.........................  $     2,919   $    (9,336)  $    (6,417)  $ 91,021,216   $       68   $       --
Global Bond...............................    2,130,390      (265,691)    1,864,699     66,254,357           --      918,531
Corporate Bond............................    1,230,340       (81,162)    1,149,178     35,688,772      769,710      503,104
High-Yield Bond...........................    5,398,889      (525,843)    4,873,046    109,050,893    8,449,586      560,483
Worldwide High Income.....................    3,169,230      (274,600)    2,894,630     45,989,335           --           --
SunAmerica Balanced.......................      926,973      (111,924)      815,049      9,172,139           --           --
Balanced/Phoenix Investment Counsel.......    5,965,976      (248,548)    5,717,428     69,841,797           --           --
Asset Allocation..........................   38,016,522    (2,201,911)   35,814,611    301,334,272           --           --
Utility...................................      320,270       (38,666)      281,604      6,142,523           --           --
Growth-Income.............................   67,923,299      (851,198)   67,072,101    257,659,579           --           --
Federated Value...........................    1,261,462       (70,954)    1,190,508     11,125,038       16,874           --
Venture Value.............................   92,728,234    (1,660,947)   91,067,287    425,413,244           --           --
Alliance Growth...........................   66,664,231    (1,151,940)   65,512,291    314,862,223           --           --
Growth/Phoenix Investment Counsel.........   28,862,690    (1,676,399)   27,186,291    159,124,632           --           --
Provident Growth..........................   46,070,305      (743,008)   45,327,297    116,209,367           --    3,161,237
Global Equities...........................   35,965,974    (6,218,894)   29,747,080    220,239,627           --           --
International Diversified Equities........   12,591,474    (6,798,840)    5,792,634    152,434,226           --      211,683
Aggressive Growth**.......................    3,628,317      (541,226)    3,087,091     31,814,989      248,317           --

  * Expire 2002-2004

 ** Post 10/31/96 Capital Loss Deferrals: Cash Management $1,541; Aggressive Growth $453,463

5. MANAGEMENT OF THE TRUST: SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser"), an indirect wholly owned subsidiary of the Life Company, serves as investment adviser for all the portfolios of the Trust. The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo to handle the Trust's day-to-day affairs. It is the responsibility of the Adviser and, for certain Portfolios pursuant to Subadvisory Agreements described below, the subadvisers, to make investment decisions for the Portfolios and to place the purchase and sale orders for the Portfolio transactions. Such orders may be directed to any broker including, in the manner and to the extent permitted by applicable law, affiliates of the Adviser or a subadviser. The Agreement provides that SAAMCo shall administer the Trust's business affairs; furnish offices, necessary facilities and equipment; provide clerical, bookkeeping and administrative services; and permit any of its officers or employees to serve, without compensation, as trustees or officers of the Trust, if duly elected to such positions. There is no subadviser for the Cash Management, High-Yield Bond, SunAmerica Balanced and Aggressive Growth Portfolios, and SAAMCo, therefore performs all investment advisory services for these Portfolios. The term "Assets", as used in the following table, means the average daily net assets of the Portfolios.

                                                           ---------------------

  The Trust pays SAAMCo a monthly fee calculated at the following annual percentages of each Portfolio's assets:

                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
---------------------------------------------------------

Cash Management              $0--$100 million     0.55%
                              >  $100 million     0.50%
                              >  $300 million     0.45%
Global Bond-                 $0--$ 50 million     0.75%
  Asset Allocation            >  $ 50 million     0.65%
                              >  $150 million     0.60%
                              >  $250 million     0.55%
Corporate Bond               $0--$ 50 million     0.70%
                              >  $ 50 million     0.60%
                              >  $150 million     0.55%
                              >  $250 million     0.50%
High-Yield Bond              $0--$ 50 million     0.70%
                              >  $ 50 million     0.65%
                              >  $150 million     0.60%
                              >  $250 million     0.55%
Worldwide High                >  $  0             1.00%
  Income-International
  Diversified Equities
SunAmerica Balanced-         $0--$ 50 million     0.70%
  Balanced/Phoenix            >  $ 50 million     0.65%
  Investment Counsel-         >  $150 million     0.60%
  Growth-Income-              >  $300 million     0.55%
  Alliance Growth-            >  $500 million     0.50%
  Growth/Phoenix
  Investment Counsel
                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
---------------------------------------------------------
Utility-Federated Value      $0--$150 million     0.70%
                              >  $150 million     0.60%
                              >  $500 million     0.50%
Venture Value                $0--$100 million     0.80%
                              >  $100 million     0.75%
                              >  $500 million     0.70%
Provident Growth             $0--$ 50 million     0.85%
                              >  $ 50 million     0.80%
                              >  $150 million     0.70%
                              >  $250 million     0.65%
                              >  $350 million     0.60%
Global Equities              $0--$ 50 million     0.90%
                              >  $ 50 million     0.80%
                              >  $150 million     0.70%
                              >  $300 million     0.65%
Aggressive Growth            $0--$100 million     0.75%
                              >  $100 million    0.675%
                              >  $250 million    0.625%
                              >  $500 million     0.60%

  The organizations described below act as subadvisers to the Trust and certain of its Portfolios pursuant to Subadvisory Agreements with SAAMCo. Under the Subadvisory Agreements, the subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the subadvisers' fees.

  Goldman Sachs Asset Management International, an affiliate of Goldman Sachs & Co., serves as subadviser for the Global Bond Portfolio; Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., serves as subadviser for the Asset Allocation Portfolio; Federated Investment Counseling serves as a subadviser for the Corporate Bond, Federated Value and Utility Portfolios; Morgan Stanley Asset Management Inc., a wholly owned subsidiary of Morgan Stanley Group, Inc., serves as subadviser for the International Diversified Equities and Worldwide High Income Portfolios; Phoenix Investment Counsel, Inc. serves as subadviser for the Growth/Phoenix Investment Counsel and Balanced/Phoenix Investment Counsel Portfolios; Alliance Capital Management L.P. serves as a subadviser for the Global Equities, Alliance Growth and Growth-Income Portfolios; Davis Selected Advisers, L.P. serves as subadviser for the Venture Value Portfolio; and Provident Investment Counsel, Inc. serves as subadviser for the Provident Growth Portfolio. Effective June 3, 1996 Goldman Sachs Asset Management resigned their role as subadviser and Federated Investment Counseling assumed the role as subadviser for the Corporate Bond Portfolio.

---------------------

  The portion of the investment advisory fees received by SAAMCo which are paid to subadvisers are as follows:

                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
---------------------------------------------------------

Global Bond-                 $0--$ 50 million     0.40%
  Asset Allocation            >  $ 50 million     0.30%
                              >  $150 million     0.25%
                              >  $250 million     0.20%
Corporate Bond               $0--$ 25 million     0.30%
                              >  $ 25 million     0.25%
                              >  $100 million     0.20%
                              >  $150 million     0.15%
Worldwide High Income-       $0--$350 million     0.65%
  International Diversified   >  $350 million     0.60%
  Equities-
Balanced/Phoenix             $0--$ 50 million     0.35%
  Investment Counsel-         >  $ 50 million     0.30%
  Growth-Income-              >  $150 million     0.25%
  Alliance Growth-            >  $300 million     0.20%
  Growth/Phoenix              >  $500 million     0.15%
  Investment Counsel-
Utility-Federated Value      $0--$ 20 million     0.55%
                              >  $ 20 million     0.35%
                              >  $ 50 million     0.25%
                              >  $150 million     0.20%
                              >  $500 million     0.15%
                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
---------------------------------------------------------
Venture Value                $0--$100 million     0.45%
                              >  $100 million     0.40%
                              >  $500 million     0.35%
Provident Growth             $0--$ 50 million     0.50%
                              >  $ 50 million     0.45%
                              >  $150 million     0.35%
                              >  $250 million     0.30%
                              >  $350 million     0.25%
Global Equities              $0--$ 50 million     0.50%
                              >  $ 50 million     0.40%
                              >  $150 million     0.30%
                              >  $300 million     0.25%

  For certain Portfolios, the Adviser has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the following Portfolio's average net assets: SunAmerica Balanced Portfolio -- 1.00%, Utility Portfolio -- 1.05%, Federated Value Portfolio -- 1.05% and Aggressive Growth Portfolio -- 1.05%. The Adviser also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. The Adviser may terminate all such waivers and/or reimbursements at any time. Further, effective June 3, 1996, any waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and remain in compliance with the foregoing expense limitations.

  The impact of such expense reimbursements is reflected in the Statement of Operations under the caption "expenses reimbursed by the investment adviser."

6. ORGANIZATIONAL EXPENSES: Costs incurred by the Adviser in connection with the organization and registration of the Trust amounted to $204,704. Organizational expenses are amortized on a straight line basis by each applicable Portfolio of the Trust over the period of benefit not to exceed 60 months from the date the respective Portfolio commenced operations.

7. PURCHASES AND SALES OF SECURITIES: Information with respect to purchases and sales of long-term securities for the year ended November 30, 1996, was as follows:

                                  CASH            GLOBAL         CORPORATE        HIGH-YIELD       WORLDWIDE      SUNAMERICA
                               MANAGEMENT          BOND             BOND             BOND         HIGH INCOME      BALANCED
                               ---------------------------------------------------------------------------------------------

Purchases of portfolio
  securities...............    $        --     $119,936,743     $116,246,365     $127,757,620     $77,341,010     $9,249,594
Sales of portfolio
  securities...............             --      118,839,853      107,922,252       96,920,503      58,496,629      1,691,653
U.S. government securities
  included above were as
  follows:
Purchases of U.S.
  government securities....             --       31,143,070       83,683,505               --              --      1,014,326
Sales of U.S. government
  securities...............             --       22,828,289       90,634,049               --              --             --

                                                           ---------------------

                               BALANCED/PHOENIX
                                INVESTMENT         ASSET                          GROWTH-         FEDERATED        VENTURE
                                 COUNSEL         ALLOCATION       UTILITY          INCOME           VALUE           VALUE
                               ---------------------------------------------------------------------------------------------

Purchases of portfolio
  securities...............    $115,506,321     $560,709,314     $6,568,389     $259,614,657     $11,939,399     $307,784,901
Sales of portfolio
  securities...............      84,745,767      473,924,819        799,824      180,419,109       1,748,311       61,080,932
U.S. government securities
  included above were as
  follows:
Purchases of U.S.
  government securities....      42,005,493      362,083,040             --               --              --               --
Sales of U.S. government
  securities...............      31,216,216      352,430,512             --               --              --               --

                                                GROWTH/PHOENIX                                    INTERNATIONAL
                                 ALLIANCE        INVESTMENT       PROVIDENT         GLOBAL        DIVERSIFIED      AGGRESSIVE
                                  GROWTH          COUNSEL          GROWTH          EQUITIES         EQUITIES         GROWTH
                                ---------------------------------------------------------------------------------------------

Purchases of portfolio
  securities...............    $438,376,297     $234,109,325     $96,172,952     $184,810,018     $146,866,299     $36,231,547
Sales of portfolio
  securities...............     286,378,463      883,193,972      78,049,379      136,312,942       50,986,307       6,526,778
U.S. government securities
  included above were as
  follows:
Purchases of U.S.
  government securities....              --               --              --               --               --              --
Sales of U.S. government
  securities...............              --               --              --               --               --              --

8. TRANSACTIONS WITH AFFILIATES: The following Portfolios incurred brokerage commissions with an affiliated broker:

                                                                                             GOLDMAN
                                                                                           SACHS & CO.
                                                                                           -----------
              Asset Allocation Portfolio.................................................    $23,078

9. COMMITMENTS AND CONTINGENCIES: The High-Yield Bond Portfolio has established an uncommitted line of credit with State Street Bank and Trust Company with interest payable at the Federal Funds rate plus 125 basis points. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000. During the year ended November 30, 1996, the High-Yield Bond Portfolio had borrowings outstanding for 13 days under the line of credit and incurred $7,414 in interest charges related to these borrowings. The High-Yield Bond Portfolio's average amount of debt under the line of credit for the year ended November 30, 1996 was $102,242 at a weighted average interest of 6.96%. The High-Yield Bond Portfolio did not have any outstanding borrowing at November 30, 1996.

---------------------

---------------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS*

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                                                          RATIO OF
                                    NET                                                                                     NET
                                 REALIZED                                                                       RATIO OF  INVESTMENT
               NET                   &        TOTAL    DIVIDENDS  DIVIDENDS      NET                    NET     EXPENSES   INCOME
              ASSET      NET     UNREALIZED   FROM     DECLARED    FROM NET     ASSET                 ASSETS       TO        TO
              VALUE    INVEST-     GAIN      INVEST-   FROM NET    REALIZED     VALUE                 END OF    AVERAGE   AVERAGE
  PERIOD    BEGINNING    MENT    (LOSS) ON    MENT     INVESTMENT  GAIN ON     END OF      TOTAL      PERIOD      NET       NET
   ENDED    OF PERIOD  INCOME**  INVESTMENTS OPERATIONS  INCOME   INVESTMENTS  PERIOD    RETURN***    (000'S)    ASSETS    ASSETS
  ------------------------------------------------------------------------------------------------------------------------------

Cash Management Portfolio
2/9/93-
11/30/93     $ 10.00    $ 0.19    $  0.01    $  0.20    $    --     $   --     $ 10.20       2.00%   $  24,603   0.71%+++  2.53%+++
11/30/94       10.20      0.38      (0.02)      0.36      (0.09)        --       10.47       3.51       89,098   0.70++    3.73++
11/30/95       10.47      0.56       0.01       0.57      (0.34)        --       10.70       5.59       90,731   0.67      5.32
11/30/96       10.70      0.53      (0.02)      0.51      (0.45)        --       10.76       4.92       91,247   0.62      4.90
Global Bond Portfolio
7/1/93-
11/30/93       10.00      0.13       0.17       0.30         --         --       10.30       3.00       25,010   1.35+++   3.56+++
11/30/94       10.30      0.53      (0.86)     (0.33)     (0.09)     (0.05)       9.83      (3.18)      44,543   1.06      5.29
11/30/95        9.83      0.60       0.97       1.57      (0.38)        --       11.02      16.40       59,759   0.95      5.89
11/30/96       11.02      0.59       0.54       1.13      (0.75)        --       11.40      10.94       68,221   0.89      5.44
Corporate Bond Portfolio
7/1/93-
11/30/93       10.00      0.14       0.05       0.19         --         --       10.19       1.90       11,667   0.94+++   3.92+++
11/30/94       10.19      0.52      (0.87)     (0.35)     (0.05)     (0.04)       9.75      (3.41)      15,869   0.94++    5.21++
11/30/95        9.75      0.60       1.00       1.60      (0.53)        --       10.82      17.01       29,475   0.96++    5.93++
11/30/96       10.82      0.65       0.03       0.68      (0.41)        --       11.09       6.51       37,207   0.97      6.11
High-Yield Bond Portfolio
2/9/93-
11/30/93       10.00      0.76       0.36       1.12         --         --       11.12      11.20       41,851   0.94+++   9.43+++
11/30/94       11.12      1.20      (1.65)     (0.45)     (0.29)     (0.06)      10.32      (4.26)      55,803   0.92++   11.07++
11/30/95       10.32      1.11       0.12       1.23      (1.02)        --       10.53      12.64       82,174   0.80     10.80
11/30/96       10.53      0.98       0.48       1.46      (0.95)        --       11.04      14.86      113,229   0.77      9.41
Worldwide High Income Portfolio
10/28/94-
11/30/94       10.00      0.04      (0.09)     (0.05)        --         --        9.95      (0.50)      10,478   1.60+++   4.48+++
11/30/95        9.95      1.10       0.47       1.57      (0.10)        --       11.42      16.02       21,515   1.30     10.46
11/30/96#      11.42      1.25       1.60       2.85      (0.87)     (0.05)      13.35      26.87       49,204   1.18     10.45
SunAmerica Balanced Portfolio
6/3/96-
11/30/96       10.00      0.10       1.03       1.13         --         --       11.13      11.30       10,224   1.00+++   1.92+++


                        AVERAGE
                        COMMISSION
  PERIOD     PORTFOLIO    PER
   ENDED     TURNOVER    SHARE@
----------------------------------
Cash Management Portfolio
2/9/93-
11/30/93           --%   $   NA
11/30/94           --        NA
11/30/95           --        NA
11/30/96           --        NA
Global Bond Portfolio
7/1/93-
11/30/93           84        NA
11/30/94          347        NA
11/30/95          339        NA
11/30/96          223        NA
Corporate Bond Portfolio
7/1/93-
11/30/93          208        NA
11/30/94          419        NA
11/30/95          412        NA
11/30/96          338        NA
High-Yield Bond Portfolio
2/9/93-
11/30/93          229        NA
11/30/94          225        NA
11/30/95          174        NA
11/30/96          107        NA
Worldwide High Income Portfolio
10/28/94-
11/30/94            2        NA
11/30/95          176        NA
11/30/96#         177        NA
SunAmerica Balanced Portfolio
6/3/96-
11/30/96           40     .0600

   *  Calculated based upon average shares outstanding

   **  After fee waivers and expense reimbursements by the investment adviser

   *** Does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.

   @ The average commission per share is derived by taking the agency commissions paid on equity securities trades and dividing by the number of shares purchased or sold.

   +  Annualized

   ++ During the periods ended November 30, 1993, 1994, 1995 and 1996, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:

                                                                      EXPENSES                       NET INVESTMENT INCOME
                                                           -------------------------------     ----------------------------------
                                                           1993     1994     1995     1996     1993     1994      1995      1996
                                                           -------------------------------     ----------------------------------
Cash Management Portfolio..............................    1.10%    0.78%    0.67%    0.62%    2.14%     3.65%     5.32%     4.90%
Global Bond Portfolio..................................    1.81     1.06     0.95     0.89     3.10      5.29      5.89      5.44
Corporate Bond Portfolio...............................    1.81     1.09     0.97     0.97     3.05      5.06      5.92      6.11
High-Yield Bond Portfolio..............................    1.29     0.93     0.80     0.77     9.08     11.06     10.80      9.41
Worldwide High Income Portfolio........................      --     2.26     1.30     1.18       --      3.82     10.46     10.45
SunAmerica Balanced Portfolio..........................      --       --       --     1.43       --        --        --      1.49

                                                                         DEBT           AVERAGE         AVERAGE         AVERAGE
                                                           YEAR       OUTSTANDING        DEBT           SHARES           DEBT
                                                           ENDED      AT YEAR END     OUTSTANDING     OUTSTANDING      PER SHARE
                                                         ---------    -----------     -----------     -----------     -----------
Worldwide High Income Portfolio........................   11/30/96        --           $ 120,656       3,085,308        $0.0391

See Notes to Financial Statements

                                                           ---------------------

---------------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS* -- (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                                                         RATIO OF
                                    NET                                                                                    NET
                                 REALIZED                                                                      RATIO OF  INVESTMENT
               NET                   &        TOTAL    DIVIDENDS  DIVIDENDS      NET                    NET    EXPENSES   INCOME
              ASSET      NET     UNREALIZED   FROM     DECLARED    FROM NET     ASSET                 ASSETS      TO        TO
              VALUE    INVEST-     GAIN      INVEST-   FROM NET    REALIZED     VALUE                 END OF   AVERAGE   AVERAGE
  PERIOD    BEGINNING    MENT    (LOSS) ON    MENT     INVESTMENT  GAIN ON     END OF      TOTAL      PERIOD     NET       NET
   ENDED    OF PERIOD  INCOME**  INVESTMENTS OPERATIONS  INCOME   INVESTMENTS  PERIOD    RETURN***    (000'S)   ASSETS    ASSETS
  ------------------------------------------------------------------------------------------------------------------------------

Balanced/Phoenix Investment Counsel Portfolio
10/28/94-
11/30/94     $ 10.00    $ 0.04    $ (0.08)   $ (0.04)   $    --     $   --     $  9.96      (0.40)%  $   1,516   1.00%+++  4.25%+++
11/30/95        9.96      0.34       2.23       2.57      (0.05)        --       12.48      25.89       32,429   0.98++    3.08++
11/30/96       12.48      0.34       1.31       1.65      (0.19)     (0.31)      13.63      13.75       70,021   0.84      2.74
Asset Allocation Portfolio
7/1/93-
11/30/93       10.00      0.08       0.28       0.36         --         --       10.36       3.60       35,590   0.99+++   2.33+++
11/30/94       10.36      0.29      (0.25)      0.04      (0.05)     (0.03)      10.32       0.30      106,856   0.94++    2.71++
11/30/95       10.32      0.42       2.24       2.66      (0.20)     (0.04)      12.74      26.10      199,836   0.81      3.62
11/30/96       12.74      0.48       2.00       2.48      (0.31)     (0.39)      14.52      20.27      316,388   0.74      3.66
Utility Portfolio
6/3/96-
11/30/96       10.00      0.24       0.51       0.75         --         --       10.75       7.50        6,299   1.05+++   4.41+++
Growth-Income Portfolio
2/9/93-
11/30/93       10.00      0.12       0.49       0.61         --         --       10.61       6.10       45,080   0.82+++   1.59+++
11/30/94       10.61      0.13      (0.36)     (0.23)     (0.04)     (0.01)      10.33      (2.20)      84,899   0.81++    1.26++
11/30/95       10.33      0.17       3.31       3.48      (0.10)        --       13.71      33.89      171,281   0.77      1.42
11/30/96       13.71      0.18       3.48       3.66      (0.12)     (0.43)      16.82      27.41      325,463   0.72      1.21
Federated Value Portfolio
6/3/96-
11/30/96       10.00      0.07       1.01       1.08         --         --       11.08      10.80       12,460   1.05+++   1.26+++
Venture Value Portfolio
10/28/94-
11/30/94       10.00      0.03      (0.25)     (0.22)        --         --        9.78      (2.20)       4,449   1.10+++   3.93+++
11/30/95        9.78      0.17       3.55       3.72      (0.03)        --       13.47      38.17      154,908   1.00++    1.43++
11/30/96       13.47      0.18       3.46       3.64      (0.09)     (0.12)      16.90      27.44      516,413   0.85      1.21


                        AVERAGE
                        COMMISSION
  PERIOD     PORTFOLIO    PER
   ENDED     TURNOVER    SHARE@
-------------------------------
Balanced/Phoenix Investment Counsel Portfolio
10/28/94-
11/30/94           10%   $   NA
11/30/95          153        NA
11/30/96          194     .0589
Asset Allocation Portfolio
7/1/93-
11/30/93           71        NA
11/30/94          152        NA
11/30/95          207        NA
11/30/96          200     .0587
Utility Portfolio
6/3/96-
11/30/96           24     .0439
Growth-Income Portfolio
2/9/93-
11/30/93           27        NA
11/30/94           59        NA
11/30/95           59        NA
11/30/96           82     .0597
Federated Value Portfolio
6/3/96-
11/30/96           30     .0520
Venture Value Portfolio
10/28/94-
11/30/94           --        NA
11/30/95           18        NA
11/30/96           22     .0598

   *  Calculated based upon average shares outstanding

   **  After fee waivers and expense reimbursements by the investment adviser

   *** Does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.

   @ The average commission per share is derived by taking the agency commissions paid on equity securities trades and dividing by the number of shares purchased or sold.

   +  Annualized

   ++ During the periods ended November 30, 1993, 1994, 1995 and 1996, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:

                                                                     EXPENSES                    NET INVESTMENT INCOME (LOSS)
                                                          -------------------------------     -----------------------------------
                                                          1993     1994     1995     1996     1993      1994      1995      1996
                                                          -------------------------------     -----------------------------------
Balanced/Phoenix Investment Counsel Portfolio.........     --%     6.82%    1.11%    0.84%       --%    (1.57)%    2.95%     2.74%
Asset Allocation Portfolio............................    1.67     0.94     0.81     0.74      1.65      2.71      3.62      3.66
Utility Portfolio.....................................     --       --       --      1.93        --        --        --      3.53
Growth-Income Portfolio...............................    1.40     0.89     0.77     0.72      1.01      1.18      1.42      1.21
Federated Value Portfolio.............................     --       --       --      1.57        --        --        --      0.74
Venture Value Portfolio...............................     --      3.89     1.02     0.85        --      1.14      1.41      1.21

See Notes to Financial Statements

---------------------

---------------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS* -- (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                                                          RATIO OF
                                    NET                                                                                     NET
                                 REALIZED                                                                       RATIO OF  INVESTMENT
               NET       NET         &        TOTAL    DIVIDENDS  DIVIDENDS      NET                   NET      EXPENSES   INCOME
              ASSET    INVEST-   UNREALIZED   FROM     DECLARED    FROM NET     ASSET                ASSETS        TO        TO
              VALUE      MENT      GAIN      INVEST-   FROM NET    REALIZED     VALUE                END OF     AVERAGE   AVERAGE
  PERIOD    BEGINNING   INCOME   (LOSS) ON    MENT     INVESTMENT  GAIN ON     END OF      TOTAL     PERIOD       NET       NET
   ENDED    OF PERIOD  (LOSS)**  INVESTMENTS OPERATIONS  INCOME   INVESTMENTS  PERIOD    RETURN***   (000'S)     ASSETS    ASSETS
  ------------------------------------------------------------------------------------------------------------------------------

Alliance Growth Portfolio
2/9/93-
11/30/93     $ 10.00    $ 0.05    $  0.87    $  0.92    $    --     $   --     $ 10.92       9.20%  $  23,256   0.82%+++  0.61%+++
11/30/94       10.92      0.04      (0.14)     (0.10)     (0.01)     (0.17)      10.64      (0.93)     53,213   0.82++    0.37++
11/30/95       10.64      0.07       5.08       5.15      (0.03)     (0.13)      15.63      48.91     167,870   0.79      0.51
11/30/96       15.63      0.08       4.07       4.15      (0.04)     (1.01)      18.73      28.05     381,367   0.71      0.51
Growth/Phoenix Investment Counsel Portfolio
2/9/93-
11/30/93       10.00      0.17       0.61       0.78         --         --       10.78       7.80      65,032   0.82+++   2.20+++
11/30/94       10.78      0.16      (0.87)     (0.71)     (0.06)        --       10.01      (6.64)    104,194   0.81++    1.52++
11/30/95       10.01      0.12       3.14       3.26      (0.13)        --       13.14      32.92     149,910   0.76      1.01
11/30/96       13.14      0.11       2.16       2.27      (0.11)     (0.91)      14.39      18.40     186,368   0.74      0.82
Provident Growth Portfolio
2/9/93-
11/30/93       10.00      0.02       0.02       0.04         --         --       10.04       0.40      42,911   0.97+++   0.32+++
11/30/94       10.04      0.03      (0.01)      0.02      (0.01)        --       10.05       0.19      75,342   0.96++    0.31++
11/30/95       10.05     (0.01)      3.09       3.08      (0.03)        --       13.10      30.66     115,276   0.93     (0.05)
11/30/96       13.10        --       2.61       2.61         --         --       15.71      19.92     160,073   0.90     (0.02)
Global Equities Portfolio
2/9/93-
11/30/93       10.00      0.03       0.96       0.99         --         --       10.99       9.90      43,737   1.50+++   0.38+++
11/30/94       10.99      0.05       0.71       0.76      (0.01)     (0.07)      11.67       6.87     136,758   1.28      0.42
11/30/95       11.67      0.12       1.64       1.76      (0.08)     (0.29)      13.06      15.58     165,752   1.14      1.02
11/30/96       13.06      0.14       2.19       2.33      (0.14)     (0.33)      14.92      18.21     246,482   1.03      1.04
International Diversified Equities Portfolio
10/28/94-
11/30/94       10.00      0.01      (0.23)     (0.22)        --         --        9.78      (2.20)     12,438   1.70+++   1.60+++
11/30/95        9.78      0.07       0.38       0.45      (0.08)        --       10.15       4.63      48,961   1.70++    0.76++
11/30/96       10.15      0.05       1.43       1.48      (0.26)        --       11.37      14.85     157,008   1.59      0.47
Aggressive Growth Portfolio
6/3/96-
11/30/96       10.00      0.02       0.34       0.36         --         --       10.36       3.60      35,124   1.05+++   0.46+++


                        AVERAGE
                        COMMISSION
  PERIOD     PORTFOLIO    PER
   ENDED     TURNOVER    SHARE@
----------------------------------
Alliance Growth Portfolio
2/9/93-
11/30/93           73%   $   NA
11/30/94          146        NA
11/30/95          138        NA
11/30/96          121     .0649
Growth/Phoenix Investment Counsel Portfolio
2/9/93-
11/30/93          165        NA
11/30/94          211        NA
11/30/95          229        NA
11/30/96          164     .0534
Provident Growth Portfolio
2/9/93-
11/30/93           40        NA
11/30/94           54        NA
11/30/95           52        NA
11/30/96           63     .0443
Global Equities Portfolio
2/9/93-
11/30/93           58        NA
11/30/94           67        NA
11/30/95          106        NA
11/30/96           70     .0256
International Diversified Equities Portfolio
10/28/94-
11/30/94           --        NA
11/30/95           52        NA
11/30/96           53     .0023
Aggressive Growth Portfolio
6/3/96-
11/30/96           47     .0600

   *  Calculated based upon average shares outstanding

   **  After fee waivers and expense reimbursements by the investment adviser

   *** Does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.

   @ The average commission per share is derived by taking the agency commissions paid on equity securities trades and dividing by the number of shares purchased or sold.

   +  Annualized

   ++ During the periods ended November 30, 1993, 1994, 1995 and 1996, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:

                                                                     EXPENSES                    NET INVESTMENT INCOME (LOSS)
                                                          -------------------------------     -----------------------------------
                                                          1993     1994     1995     1996     1993      1994      1995      1996
                                                          -------------------------------     -----------------------------------
Alliance Growth Portfolio.............................    1.56%    0.96%    0.79%    0.71%    (0.13)%    0.23%     0.51%     0.51%
Growth/Phoenix Investment Counsel Portfolio...........    1.28     0.87     0.76     0.74      1.74      1.46      1.01      0.82
Provident Growth Portfolio............................    1.46     1.05     0.93     0.90     (0.17)     0.22     (0.05)    (0.02)
Global Equities Portfolio.............................    2.52     1.28     1.14     1.03     (0.64)     0.42      1.02      1.04
International Diversified Equities Portfolio..........     --      3.50     2.09     1.59        --     (0.20)     0.37      0.47
Aggressive Growth Portfolio...........................     --       --       --      1.09        --        --        --      0.42

See Notes to Financial Statements

                                                           ---------------------

---------------------

SUNAMERICA SERIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of SunAmerica Series Trust

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Management Portfolio, Global Bond Portfolio, Corporate Bond Portfolio (formerly Fixed Income Portfolio), High-Yield Bond Portfolio, Worldwide High Income Portfolio, SunAmerica Balanced Portfolio, Balanced/Phoenix Investment Counsel Portfolio, Asset Allocation Portfolio, Utility Portfolio, Growth-Income Portfolio, Federated Value Portfolio, Venture Value Portfolio, Alliance Growth Portfolio, Growth/Phoenix Investment Counsel Portfolio, Provident Growth Portfolio, Global Equities Portfolio, International Diversified Equities Portfolio and Aggressive Growth Portfolio (constituting SunAmerica Series Trust, hereafter referred to as the "Fund") at November 30, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights, for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
January 10, 1997

---------------------

---------------------

SUNAMERICA SERIES TRUST
SHAREHOLDER INFORMATION (UNAUDITED)

SUPPLEMENTAL PROXY INFORMATION: A Special Meeting of the Shareholders of the SunAmerica Series Trust Fixed Income Portfolio was held on June 3, 1996. The following is a summary of each proposal presented and the total number of shares voted:

                                                               VOTES IN             VOTES               VOTES
                        PROPOSAL                               FAVOR OF            AGAINST            ABSTAINED
---------------------------------------------------------------------------------------------------------------------
1.  Proposal to approve, with respect to the Portfolio,
    the continuation of the Investment Advisory and
    Management Agreement between SunAmerica Asset
    Management Corp. ("SunAmerica") and the Trust on
    behalf of the Portfolio..............................      2,855,767             47,706             155,340
2.  Proposal to approve new Subadvisory Agreement between
    SunAmerica and Federated Investment Counseling
    ("Federated") pursuant to which Federated will serve as
    subadviser with respect to the assets of the
    Portfolio. ..........................................      2,807,264            82,719             168,849

                                                           ---------------------

---------------------

    COMPARISONS: PORTFOLIOS VS. INDEXES

               The following graphs compare the performance of a $10,000 investment in the SunAmerica Series Trust Portfolios (with the exception of Cash Management) to a $10,000 investment in a securities index. Following each graph is a discussion of portfolio performance and factors affecting it over the last year.

               THESE GRAPHS AND TABLES SHOW THE PERFORMANCE OF THE PORTFOLIOS AT THE SUNAMERICA SERIES TRUST LEVEL AND INCLUDE ALL TRUST EXPENSES BUT NO INSURANCE COMPANY EXPENSES ASSOCIATED WITH THE VARIABLE ANNUITY AND NO CONTINGENT DEFERRED SALES CHARGE. ALL DIVIDENDS ARE ASSUMED TO BE REINVESTED. NO EXPENSES ARE DEDUCTED FROM THE PERFORMANCE OF THE INDEXES.

               CASH MANAGEMENT

               SunAmerica Asset Management Corp.

               The Cash Management Portfolio performed well during 1996. The money manager's strategy was to keep the average maturity fairly close to the Donaghue average, which moved between approximately 45 and 56 days. For the 12-month period ended November 30, 1996, the Cash Management Portfolio returned 4.92%, versus the Lipper Analytical composite return of 4.99%.

               SunAmerica Asset Management believes that the economy is poised to achieve growth of approximately 2.5% in early 1997, and will continue to search for the best relative value securities and structure the portfolio to be flexible for the potentially volatile markets in 1997.

---------------------

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

Global Bond Portfolio

                               Global Bond               JP Morgan Global
                                Portfolio                 Gov't Bond(1)
                               -----------               ----------------
               7/1/93.......     10,000                       10,000
              8/31/93.......     10,200                       10,296
             11/30/93.......     10,300                       10,324
              2/28/94.......     10,190                       10,413
              5/31/94.......      9,942                       10,270
              8/31/94.......      9,930                       10,463
             11/30/94.......      9,973                       10,746
              2/28/95.......     10,297                       11,086
              5/31/95.......     10,965                       11,802
              8/31/95.......     11,102                       12,007
             11/30/95.......     11,608                       12,548
              2/28/96.......     11,734                       12,630
              5/31/96.......     11,896                       12,772
              8/31/96.......     12,156                       13,069
             11/30/96.......     12,879                       13,809

              (1)The JP Morgan Global Government Bond Portfolio Index tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

              -----------------------------------------------
                GLOBAL BOND PORTFOLIO
                AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/96
              -----------------------------------------------
                 1-year                              10.94%
                 Since Inception (7/1/93)             7.68%
              -----------------------------------------------

              For the 12-month period ended November 30, 1996, the Global Bond Portfolio returned 10.94%, versus 10.05% for the J.P. Morgan Global Government Bond Index. This favorable performance, relative to its benchmark, was due primarily to the portfolio's overweighting in European bonds and moderate underweighting in U.S. Treasuries.

              Though the portfolio was typically fully hedged in U.S. dollars, the manager occasionally employed currency strategies during the period. These included the initiation of a long position in the U.S. dollar against the yen and European currencies, which helped the portfolio's performance when the dollar strengthened during the period.

              As of November 30, 1996, U.S. Treasuries were the portfolio's sole allocation to the dollar bloc countries. However, during the period, the manager intermittently held positions in Canadian and Australian bonds. The portfolio's duration of 4.3 years was approximately a half year lower than that of the benchmark. The duration difference was primarily due to the portfolio's cash equivalent position and its underweighting in Japan. During most of the period, the portfolio was underweighted in U.S. Treasuries relative to the benchmark, which worked to its advantage when the U.S. market was impacted by rising interest rates. The manager increased the portfolio's allocation in the higher yielding European markets (Italy, Spain, and Sweden), then trimmed its exposure after these markets became less favorably valued.

                     Past performance is no guarantee of future results.

                                                           ---------------------

             FEDERATED INVESTORS
             Corporate Bond Portfolio


                                                                               Lehman Brothers              Lipper
                                      Corporate          Lehman Brothers          Corporate                Corporate
                                    Bond Portfolio         Aggregate(1)            Bond(2)                BBB Rated(3)
                                    --------------       ---------------       ---------------            ------------
                     7/1/93........    10,000                10,000                 10,000                   10,000
                    8/31/93........    10,200                10,231                 10,323                   10,341
                   11/30/93........    10,190                10,209                 10,271                   10,351
                    2/28/94........    10,180                10,222                 10,284                   10,368
                    5/31/94........     9,843                 9,888                  9,836                    9,906
                    8/31/94........    10,014                10,075                 10,070                   10,070
                   11/30/94........     9,843                 9,896                  9,845                    9,868
                    2/28/95........    10,337                10,404                 10,429                   10,324
                    5/31/95........    10,942                11,024                 11,196                   11,064
                    8/31/95........    11,112                11,215                 11,428                   11,261
                   11/30/95........    11,517                11,643                 11,937                   11,740
                    2/28/96........    11,570                11,677                 11,922                   11,729
                    5/31/96........    11,404                11,509                 11,701                   11,526
                    8/31/96........    11,559                11,673                 11,859                   11,669
                   11/30/96.......     12,266                12,347                 12,707                   12,445

             (1)The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indexes to give a broad view of the bond market -- 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index. The Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation, or Fitch Investors Service, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million.

             (2)The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

             (3)The Lipper Corporate BBB Rated Index is an average of variable annuity accounts that include at least 65% of assets in corporate and government debt issues in the top four grades.

             -----------------------------------------------
               CORPORATE BOND PORTFOLIO
               AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/96
             -----------------------------------------------
                  1-year                             6.51%
                  Since Inception (7/1/93)           6.16%
             -----------------------------------------------

             Consistent with bond market returns and volatility, the Corporate Bond Portfolio produced a return of 6.51% for the 12-month period ended November 30, 1996. This compares favorably to the return of 6.45% for the Lehman Brothers Corporate Bond Index, 6.05% for the Lehman Brothers Aggregate Index, and 6.01% for the Lipper Corporate Debt Funds BBB Rated Index.

             This portfolio was previously named the Fixed Income Portfolio from its inception date July 1, 1993 to June 2, 1996, and was managed by Goldman Sachs Asset Management. On June 3, 1996, Federated Investors assumed responsibility for managing the portfolio in conjunction with a name change to the Corporate Bond Portfolio. The investment strategies were modified to reflect a corporate bond, total return approach. From a quality perspective, the portfolio maintains its structure as a core investment grade portfolio, but also provides for purchase of below investment-grade securities for up to 35% of total portfolio assets. The portfolio is now in a position to access relative value securities across various fixed income asset classes. Due to the portfolio's name and policy change, the manager has selected two additional performance benchmarks for comparison purposes: the Lehman Brothers Corporate Bond and the Lipper Corporate Debt Funds BBB Rated Index.

             Since the investment strategy change last June, two distinct strategies have been employed by the manager. The first relates to the portfolio's overall quality position, and the second relates to its interest rate exposure or duration decision. Throughout the most recent period, the portfolio maintained approximately 20% of total assets in high-yield corporate securities. This minority, but still significant position, generated not only an above-average income distribution for its shareholders, but also served to cushion the falling price effect of rising rates during summer months.

             Since August, the manager increased the portfolio's duration position, in light of higher interest rates yet no visible signs of inflation hikes. As a result, the portfolio participated in significant price appreciation, as interest rates then fell hard and fast during September, October, and November of 1996.

                     Past performance is no guarantee of future results.

---------------------

              SUNAMERICA ASSET MANAGEMENT CORP.
              High-Yield Bond Portfolio

                             High-Yield             Merrill Lynch
                           Bond Portfolio       High-Yield Master(1)
                           --------------       --------------------
              2/9/93.....      10,000                   10,000
              2/28/93....      10,140                   10,189
              5/31/93....      10,490                   10,581
              8/31/93....      10,810                   10,999
              11/30/93...      11,120                   11,318
              2/28/94....      11,540                   11,626
              5/31/94....      10,884                   11,250
              8/31/94....      10,760                   11,449
              11/30/94...      10,647                   11,376
              2/28/95....      11,070                   12,028
              5/31/95....      11,651                   12,870
              8/31/95....      11,583                   13,196
              11/30/95...      11,993                   13,573
              2/28/96....      12,517                   14,030
              5/31/96....      12,652                   14,098
              8/31/96....      12,952                   14,427
              11/30/96...      13,775                   15,200

              (1)The Merrill Lynch High-Yield Master Index includes publicly placed, nonconvertible, coupon-bearing U.S. domestic debt with a maturity of at least one year. Par amounts of all issues at the beginning and ending of each reporting period must be at least $10,000. Issues included in the index must have a rating that is less than investment grade but not in default.

              -----------------------------------------------
                HIGH-YIELD BOND PORTFOLIO
                AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/96
              -----------------------------------------------
                   1-year                            14.86%
                   Since Inception (2/9/93)           8.77%
              -----------------------------------------------

              For the 12-month period ended November 30, 1996, the High-Yield Bond Portfolio returned 14.86%, versus 11.99% for the benchmark, the Merrill Lynch High-Yield Master Index. The overall conditions for the high yield market were excellent in 1996, as the economy expanded at a moderate pace of 2.5%. Merger and acquisition activity was especially strong in two of the portfolio's larger sector weightings, media and communications. In addition, although all credit classifications of the high-yield bond market participated in the strong market, the middle-tier-rated credits performed quite well on a relative basis: credits rated "B" by Standard and Poor's Corporation or "B2" by Moody's Investors Service, Inc.

              The manager's objective was to continue to focus on the portfolio's risk profile by reducing its exposure to more speculative situations and increasing weightings of better quality securities. The portfolio's performance reflects that this strategy was successful. Moving into 1997, the manager is becoming more cautious of the high-yield market, as it does not know how factors such as new investors, large coupon income, and an increase in refinancings will persist into the new year. In addition, the manager believes more modest economic growth could put pressure on certain credits, and plans to focus on credit and structure when evaluating holdings going forward.

                     Past performance is no guarantee of future results.

                                                           ---------------------

              MORGAN STANLEY ASSET MANAGEMENT INC.
              Worldwide High Income Portfolio


                          Worldwide   Lehman Brothers   Blended    First Boston   JP Morgan
                         High Income   Aggregate(1)     Index(2)    High Yield    EMBI Plus
                         -----------  ---------------   --------   ------------   ---------
              10/28/94..     10,000       10,000          10,000      10,000       10,000
              2/28/94...      9,856       10,513           9,441      10,463        8,488
              5/31/95...     10,775       11,140          10,583      11,122       10,008
              8/31/95...     11,190       11,332          10,960      11,400       10,467
              11/30/95..     11,544       11,765          11,429      11,714       11,072
              2/28/96...     12,265       11,799          12,161      12,152       12,054
              5/31/96...     12,802       11,627          12,812      12,284       13,226
              8/31/96...     13,417       11,795          13,560      12,554       14,490
              11/30/96..     14,645       12,477          14,695      13,078       16,321

              (1)The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indexes to give a broad view of the bond market--70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

              (2)The Blended Index combines 50% of the First Boston High-Yield Index and 50% of the J.P. Morgan Emerging Markets Bond Index Plus. The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated B or lower. The J.P. Morgan Emerging Markets Bond Index Plus is a market-weighted index composed of all Brady Bonds outstanding; includes Argentina, Brazil, Mexico, Nigeria, the Philippines, and Venezuela.


              -------------------------------------------------
                 WORLDWIDE HIGH INCOME PORTFOLIO
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/96
              -------------------------------------------------
                  1-year                              26.87%
                  Since Inception (10/28/94)          19.99%
              -------------------------------------------------


              During the 12-month period ended November 30, 1996, the portfolio returned 26.87%, compared with the 6.05% return of the Lehman Brothers Aggregate Index, the 11.64% return of the First-Boston High-Yield Index, the 47.41% return of the J.P. Morgan Emerging Markets Bond Index Plus, and the 28.58% return of the Blended Index. After this reporting period, the portfolio will no longer be measured against the Lehman Brothers Aggregate Index. The manager believes that a more accurate reflection of the holdings in the portfolio would include a blend of 50% of the J.P. Morgan Emerging Markets Bond Index Plus and 50% of the First Boston High Yield Index.

              The portfolio's performance has been a result of a substantial tightening of credit spreads driven mainly by increasing signs of economic growth in the main Latin economies, further stabilization in countries such as Venezuela and Russia, and the potential for credit rating upgrades for countries like the Philippines and Panama. During the period, the portfolio concentrations were reduced by increasing allocations to the Philippines, Panama, Bulgaria, Jamaica, and Mexico. Positions in Brazil, South Africa, Ecuador, and Turkey were reduced in turn.

              Emerging market debt, which accounts for approximately 75% of the portfolio, survived the increase in rates in the U.S. and turned in a positive performance during the third and fourth quarters of the year. Allocations to the Philippines were increased to capture the upside potential on the back of a credit rating upgrade. Mexican assets were increased to capitalize on improving perceptions of a recovery in economic activity. The reductions in South African bond positions were instigated by tepid policy responses to the weakness in the currency. Ecuadorian Brady bonds were trimmed as valuations approached fair levels.

              The U.S. high-yield portion of the portfolio accounted for about 25% of assets over the period covered. The high-yield market performed well during the period, and was supported by strong equity and bond markets. The manager increased the portfolio's weighting in larger, better quality credits, as well as in the cable television industry and in the paper and packaging industry. A few of the portfolio's larger holdings in its U.S. high-yield segment include Viacom, Inc., Time Warner, Inc., and Revlon Worldwide Corp.

              As a result of changes in country and individual bond positions, both interest rate and credit spread durations were increased during the period under review. Declining interest rates and credit spread tightening contributed to the outperformance of the portfolio.

                     Past performance is no guarantee of future results.

---------------------

SUNAMERICA ASSET MANAGEMENT CORP.
SunAmerica Balanced Portfolio

                                            Blended Index
                                            (Lehman Brothers
                    SunAmerica              Aggregate, S&P 500,        Lehman Brothers
                    Balanced Portfolio      Treasury Bills)(1)         Aggregate(2)      S&P 500(3)
                    ------------------      -------------------        ---------------   -------
 6/03/96 .........       10,000                  10,000                    10,000        10,000
 6/30/96 .........       10,030                  10,072                    10,134        10,038
 7/31/96..........        9,720                   9,841                    10,161         9,594
 8/30/96..........        9,880                   9,954                    10,144         9,797
 9/30/96..........       10,390                  10,327                    10,321        10,348
10/31/96..........       10,560                  10,568                    10,550        10,634
11/30/96..........       11,130                  11,076                    10,730        11,438



(1)This Blended Index consists of 35% Lehman Brothers Aggregate Index, 55% S&P 500 Index, and 10% Treasury Bills.

(2)The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indexes to give a broad view of the bond market -- 69% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1.7% reflects the Asset-Backed Securities Index.

(3)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

--------------------------------------------------------
SUNAMERICA BALANCED  PORTFOLIO
TOTAL RETURN AS OF 11/30/96*
--------------------------------------------------------
        Since Inception (6/3/96)                11.30%
--------------------------------------------------------
*Not annualized



              This portfolio was first offered in the Trust on June 3, 1996. While this time period is not sufficient enough to create a meaningful track record, the portfolio did perform quite well relative to the Blended Index benchmark and the Lehman Brothers Aggregate Index. The portfolio returned 11.30% for the fiscal year, the S&P 500 Index returned 14.38%, the Lehman Brothers Aggregate Index returned 7.30%, and the Blended Index selected to compare this portfolio returned 10.76% during the same period.

              The manager will continue to focus the portfolio on quality names with high earnings visibility and double digit growth. It emphasizes strong secular trends expected to produce favorable earnings in almost any economic environment, which include interest sensitive sectors, as well as overweightings in healthcare and technology. It is the manager's belief that these sectors of the market will offer the best top and bottom line growth, with solid margin expansion.

                     Past performance is no guarantee of future results.

                                                           ---------------------

PHOENIX INVESTMENT COUNSEL, INC.
Balanced/Phoenix Investment Counsel Portfolio



                                               Blended Index
                      Balanced/Phoenix        (Lehman Brothers
                     Investment Counsel      Aggregate, S&P 500,     Lehman Brothers
                          Portfolio          Treasury Bills)(1)        Aggregate(2)       S&P 500(3)
                     ------------------      -------------------     ---------------      ----------
10/28/94............       10,000                   10,000                 10,000           10,000
 2/28/95............       10,509                   10,639                 10,513           10,817
 5/31/95............       11,112                   11,473                 11,140           11,923
 8/31/95............       11,755                   11,935                 11,332           12,636
11/30/95............       12,539                   12,661                 11,765           13,698
 2/28/96............       12,965                   13,131                 11,799           14,571
 5/31/96............       13,059                   13,445                 11,627           15,313
 8/31/96............       12,776                   13,383                 11,795           15,002
11/30/96............       14,262                   14,892                 12,477           17,514

(1) This Blended Index consists of 35% Lehman Brothers Aggregate Index, 55% S&P 500 Index, and 10% Treasury Bills.

(2) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indexes to give a broad view of the bond market--69% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1.7% reflects the Asset-Backed Securities Index.

(3) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

---------------------------------------------------
BALANCED/PHOENIX INVESTMENT COUNSEL PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/96
---------------------------------------------------
        1-year                          13.75%
        Since Inception (10/28/94)      18.49%
---------------------------------------------------

              The Balanced/Phoenix Investment Counsel Portfolio returned 13.75% for the fiscal year ended November 30, 1996, compared with the S&P 500 Index return of 27.86%, the Lehman Brothers Aggregate Index return of 6.05%, and the Blended Index, selected to compare this portfolio most accurately, return of 17.62% for the same period.

              Performance shortfall versus the Blended Index was predominantly experienced in the second and third fiscal quarters while the fourth quarter delivered a positive net gain versus the Blended Index. Main contributors during the year were allocations to companies represented by the manager's long term Energy Technology and Capital Goods themes.

              For the fiscal year, the fixed income portion of the portfolio exceeded its comparable market measure, the Lehman Brothers Aggregate Index. Sector selection was key within the fixed income market with portfolio allocations to emerging markets, high yield, and municipals delivering strong relative performance.

                     Past performance is no guarantee of future results.

---------------------

GOLDMAN SACHS ASSET MANAGEMENT
Asset Allocation Portfolio


                                                       Blended Index
                                                     (Lehman Brothers
                            Asset Allocation        Aggregate, S&P 500,   Lehman Brothers
                                 Portfolio          Treasury Bills)(1)      Aggregate(2)           S&P 500(3)
                            ----------------        -------------------   ---------------          ---------
 7/1/93...................       10,000                  10,000                10,000                 10,000
 8/31/93..................       10,250                  10,071                10,231                  9,959
11/30/93..................       10,360                  10,082                10,209                  9,991
 2/28/94..................       10,800                  10,197                10,222                 10,173
 5/31/94..................       10,522                   9,971                 9,888                 10,015
 8/31/94..................       10,955                  10,340                10,075                 10,504
11/30/94..................       10,391                  10,027                 9,896                 10,097
 2/28/95..................       11,177                  10,724                10,404                 10,922
 5/31/95..................       11,961                  11,637                11,024                 12,039
 8/31/95..................       12,620                  12,134                11,215                 12,759
11/30/95..................       13,103                  12,932                11,643                 13,831
 2/28/96..................       13,700                  13,439                11,677                 14,713
 5/31/96..................       14,055                  13,766                11,507                 15,461
 8/31/96..................       14,033                  13,680                11,673                 15,147
11/30/96..................       15,759                  15,362                12,347                 17,684


(1) This Blended Index consists of 40% Lehman Brothers Aggregate Index and 60% S&P 500 Index.
(2) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indexes to give a broad view of the bond market--70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.
(3) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


ASSET ALLOCATION PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/96
-------------------------------------------------------------
        1-year                                  20.27%
        Since Inception (7/1/93)                14.23%
-------------------------------------------------------------

              For the 12-month period ended November 30, 1996, the Asset Allocation Portfolio returned 20.27%, compared with the 27.86% return of the S&P 500 Index, the 6.05% return of the Lehman Brothers Aggregate Index, and the 18.79% return of the Blended Index selected for a more accurate comparison with this portfolio during the same period.

              The equity portion of the portfolio (including cash) returned 30.49% compared to the S&P 500 Index return of 27.86% during the reporting period. The best performing stock in the portfolio was petroleum products refiner Tosco Corp. (a 1.6% position), which returned 102.5% over the same period. Other outperformers included Sunbeam Corp. (a 1.2% position) and BankAmerica Corp. (a 1.6% position). Weaker performers included Fleming Companies Inc. (a 1.2% position), and Geon Co. (a 0.8% position).

              The fixed income portion of the portfolio returned 7.50% during the reporting period, versus 6.05% for the Lehman Brothers Aggregate Index. The fixed income portion of the portfolio is currently at a 4.6 year maturity versus the index of 4.7 years, and the portfolio has a yield to maturity of 7.31%. Strong performance on the fixed income side was primarily due to the portfolio's investments in corporate bonds and emerging market debt. In addition, the portfolio also benefited from its mortgage-backed and asset-backed holdings when both sectors strengthened during the period. As of November 30, 1996, the portfolio's largest allocation was in corporate bonds, overweighted relative to the index, which significantly benefited performance. Within the sector, the manager stressed industrial and financial issues.

                     Past performance is no guarantee of future results.

                                                           ---------------------

FEDERATED INVESTORS
Utility Portfolio

                              Utility
                             Portfolio     S&P 500(1)     Blended Index(2)
                             ---------     ----------     ----------------
              6/3/96........   10,000        10,000            10,000
              6/30/96.......   10,280        10,038            10,521
              7/31/96.......    9,820         9,594            10,218
              8/30/96.......    9,850         9,797            10,138
              9/30/96.......    9,970        10,348            10,240
              10/31/96......   10,330        10,634            10,542
              11/30/96......   10,750        11,438            11,067

              --------------------------------------------
                UTILITY PORTFOLIO
                TOTAL RETURN AS OF 11/30/96*
              --------------------------------------------
                  Since Inception (6/3/96)         7.50%
              --------------------------------------------
              *Not annualized

              ---------------
              (1) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              (2) The Blended Index is comprised of 35% S&P Utility Index and 65% for the S&P Communications Service Index, on a market capitalization weighted basis. The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries. The S&P Communications Service Index is comprised of the companies listed in the telecommunications' sectors of the S&P 400, 500, and 600. Created in July of 1996, the index includes cellular and wireless service providers including pagers, long distance providers and the telephone group companies (local service providers).


              This portfolio was first offered in the Trust on June 3, 1996. Its return through November 30, 1996 was 7.50%, as compared with the S&P 500 Index of 14.38% for the same period. It should be noted that as of July 10, 1996, Standard & Poors removed telephone utilities from its utility index and placed them in a separate S&P Communications Index. For a more closely matched comparison, the manager has created a market-weighted blended index of the S&P Utility and the S&P Communications indices, which returned 10.67% during the reporting period ended November 30, 1996.

              The portfolio's performance was bolstered by a 12% allocation to natural gas stocks, a sector which enjoyed excellent price appreciation throughout 1995 and 1996, aided by strong natural gas prices and merger speculation. A 9% allocation to international utilities also contributed to the portfolio's return, as international utilities significantly outperformed domestic utilities in 1996.

              Relative laggards were the electric and telephone sectors, which represent 40% and 20% of the portfolio, respectively. The portfolio holds 23% in non-utility common stocks and convertible securities, which help diversify and possibly offset some of the interest rate risk inherent in utilities, and which have contributed significantly to the defensive characteristics of the portfolio.

                     Past performance is no guarantee of future results.

---------------------
    122

ALLIANCE CAPITAL MANAGEMENT L.P.
Growth-Income Portfolio


                             Growth-Income
                              Portfolio                S&P 500(1)
                          -----------------           -------------
 2/9/93.................         10,000                  10,000
 2/28/93................          9,970                   9,915
 5/31/93................         10,190                  10,144
 8/31/93................         10,630                  10,517
11/30/93................         10,610                  10,551
 2/28/94................         10,730                  10,743
 5/31/94................         10,618                  10,576
 8/31/94................         10,959                  11,092
11/30/94................         10,377                  10,663
 2/28/95................         11,230                  11,533
 5/31/95................         12,141                  12,713
 8/31/95................         12,921                  13,473
11/30/95................         13,894                  14,606
 2/28/96................         14,775                  15,537
 5/31/96................         15,356                  16,327
 8/31/96................         14,966                  15,995
11/30/96................         17,703                  18,675

(1) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

------------------------------------------------
GROWTH-INCOME PORTFOLIOS
Average Annual Total Returns as of 11/30/96
------------------------------------------------
1-year                              27.41%
Since Inception (2/9/93             16.18%
------------------------------------------------
*Not annualized.


              The Growth-Income Portfolio returned 27.41% over the 12-month period ended November 30, 1996, compared with 27.86% for the S&P 500 Index.

              The portfolio's technology holdings made the most notable positive contribution to performance over the last 12 months. The portfolio's single largest position is Intel, which has had a very positive impact on the portfolio. The portfolio also benefited from strong performance by Monsanto, which is engaged in a significant restructuring effort.

              The industry that had the biggest negative impact on the portfolio performance was healthcare services. HMO companies are facing fierce competition, and have not been able to increase prices very much in 1996. Their stocks have suffered as a result. The manager has made some changes in this sector of the portfolio, but continues to believe that the healthcare services industry offers good long-term growth opportunities for the best-positioned companies.

              The Growth-Income Portfolio continues to be a well-diversified portfolio of companies operating in a wide variety of industries. The portfolio focuses on stocks that offer an attractive combination of growth and value. The portfolio dividend yield is 1.5%.

                     Past performance is no guarantee of future results.

                                                           ---------------------

FEDERATED INVESTORS
Federated Value Portfolio


                           Federated Value
                             Portfolio             S&P 500(1)
                           ---------------         ----------
 6/3/96 ...................   10,000                 10,000
 6/30/96...................    9,900                 10,036
 7/31/96...................    9,340                  9,594
 8/30/96...................    9,620                  9,797
 9/30/96...................   10,120                 10,348
10/31/96...................   10,360                 10,634
11/30/96...................   11,080                 11,438

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

----------------------------------------------------------
FEDERATED VALUE PORTFOLIO
TOTAL RETURN AS OF 11/30/96*
----------------------------------------------------------
        Since Inception (6/3/96)                10.80%
----------------------------------------------------------
*Not annualized.

              During the fiscal year ended November 30, 1996, the U.S. stock market advanced strongly for the second consecutive year. The Federated Value Portfolio was first offered in the Trust on June 3, 1996, returning 10.80% from its inception through November 30, 1996. The performance lagged that of the S&P 500 Index at 14.38% for the same time period.

              The portfolio incorporates the following themes: beneficiaries of corporate restructuring, such as AT&T, Rubbermaid, Unilever NV and CIGNA; companies which generate significant excess cash flow such as Philip Morris, and Lockheed Martin; and dominant companies with superior management, such as General Electric, Wal-Mart Stores, Citicorp, and Philip Morris.

              The best performing sectors this year included technology and finance. The manager has reduced the portfolio's exposure in technology from one of overweight to underweight, as compared to the market. The manager's valuation methods indicate that this sector is approaching the upper-end of historic measures and that taking profits to reduce overall exposure is prudent at this time.

              Finance valuations, while not as attractive as they were last year, are not excessive, so the portfolio's exposure has been reduced to a market weight. However, the manager has shifted the sector's emphasis from institutions that are simply benefiting from the current favorable credit cycle, to financial institutions that have unique factors working for them. Exposure to industries which have historically been more defensive, such as utilities, consumer non-durables, and energy, has also been increased.

                     Past performance is no guarantee of future results.

---------------------

DAVIS SELECTED ADVISERS, L.P.
Venture Value Portfolio

                            Venture Value
                                Portfolio          S&P 500(1)
                              -------------        ----------
10/28/94..................       10,000              10,000
 2/28/95..................       10,684              10,817
 5/31/95..................       11,678              11,923
 8/31/95..................       12,952              12,636
11/30/95..................       13,514              13,698
 2/28/96..................       14,113              14,571
 5/31/96..................       14,623              15,313
 8/31/96..................       14,572              15,002
11/30/96..................       17,221              17,514

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

------------------------------------------------
VENTURE VALUE PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/96
------------------------------------------------
1-year                                  27.44%
Since Inception (10/28/94)              29.65%
------------------------------------------------

              The Venture Value Portfolio closely tracked the S&P 500 Index over the reporting year ended November 30, 1996, posting a 27.44% return, versus 27.86% by its benchmark. Over the past six months, the portfolio's holdings in the financial sector have performed well, and the manager believes financial companies are growth stocks in disguise. This is a sector favored to outperform the rest of the market due to the long-term need for baby boomers to save for retirement. Top-performing holdings within the sector include American Express Co., Citicorp, Wells Fargo & Co., General Reinsurance Corp., and Morgan Stanley.

              A sector where the manager increased weightings is energy, which has been recovering from a 10-year slump in commodities prices. In particular, the manager believes in companies such as Noble Affiliates, Inc., Schlumberger Ltd.,and Burlington Resources, Inc.

              Davis Selected Advisers will continue to seek out financial stocks that fit its profile of being overlooked, undervalued growth companies selling at value prices. The manager has been successful at finding top-quality management teams that are innovatively responsive to change, have proven records, and can build a business through their long-term vision.

                     Past performance is no guarantee of future results.

                                                           ---------------------

ALLIANCE CAPITAL MANAGEMENT L.P.
Alliance Growth Portfolio

                                  Alliance Growth            Russell 1000
                                     Portfolio                 Growth(1)
                                  ---------------            ------------
 2/9/93......................         10,000                   10,000
 2/28/93.....................          9,870                    9,830
 5/31/93.....................         10,160                    9,956
 8/31/93.....................         10,640                   10,085
11/30/93.....................         10,920                   10,220
 2/28/94.....................         11,160                   10,443
 5/31/94.....................         10,726                   10,137
 8/31/94.....................         11,276                   10,742
11/30/94.....................         10,818                   10,497
 2/28/95.....................         11,540                   11,358
 5/31/95.....................         13,130                   12,363
 8/31/95.....................         15,068                   13,389
11/30/95.....................         16,109                   14,561
 2/28/96.....................         16,841                   15,410
 5/31/96.....................         17,742                   16,388
 8/31/96.....................         16,696                   15,848
11/30/96.....................         20,628                   18,388

(1)The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

------------------------------------------------
ALLIANCE GROWTH PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/96
------------------------------------------------
1-year                                  28.05%
Since Inception (2/9/93)                20.94%
------------------------------------------------

              The Alliance Growth Portfolio achieved returns of 28.05% for the one-year period ended November 30, 1996, outperforming both its benchmark, the Russell 1000 Growth Index at 26.28%, as well as the S&P 500 Index at 27.86%.

              The manager maintains a positive outlook for large cap growth issues, and continues to be overweighted significantly in the technology and financial sectors with modest overweights in consumer and healthcare sectors. The portfolio's two largest holdings are Intel and Philip Morris. The current portfolio dividend yield is 1.2%, and the portfolio seeks a P/E comparable to the S&P 500 for earnings per share growth rates anticipated to be twice those of the S&P 500.

              The portfolio's performance benefited from holdings in Intel, Cisco, and Microsoft in technology. Its overweight in the financial sector, which includes Fannie Mae, MBNA Corp., Merrill Lynch & Co., Inc., and Household International, helped performance. Pharmaceutical (Merck, Pfizer) and medical equipment (Medtronic) holdings have helped considerably in the fourth quarter. Philip Morris and Disney have also contributed during the recent months.

                     Past performance is no guarantee of future results.

---------------------

PHOENIX INVESTMENT COUNSEL, INC.
Growth/Phoenix Investment Counsel Portfolio

                           Growth/Phoenix Inv.
                             Cnsl. Portfolio         S&P 500(1)
                           -------------------       ----------
 2/9/93..................         10,000                10,000
 2/28/93.................          9,970                 9,915
 5/31/93.................         10,420                10,144
 8/31/93.................         10,550                10,517
11/30/93.................         10,780                10,551
 2/28/94.................         11,210                10,743
 5/31/94.................         10,437                10,576
 8/31/94.................         10,477                11,092
11/30/94.................         10,065                10,663
 2/28/95.................         10,537                11,533
 5/31/95.................         11,433                12,713
 8/30/95.................         12,594                13,473
11/30/95.................         13,378                14,606
 2/28/96.................         13,846                15,537
 5/31/96.................         14,496                16,327
 8/31/96.................         14,177                15,995
11/30/96.................         15,839                18,675

(1) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

------------------------------------------------
GROWTH/PHOENIX INV. COUNSEL PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/96
------------------------------------------------
1-year                                  18.40%
Since Inception (2/9/93)                12.84%
------------------------------------------------

              For the 12-month period ended November 30, 1996, the Growth/Phoenix Investment Counsel Portfolio lagged the S&P 500 Index, returning 18.40%, versus 27.86% for the benchmark.

              In retrospect, portfolio performance was dampened throughout the year by the manager's more guarded stance toward the stock market. While this approach met with good results through August
              1996 -- and especially in the difficult market environment during July -- the portfolio's conservative posture did not benefit from the dramatic rebound in equity prices during the last quarter of the fiscal year. Areas of portfolio outperformance during the fiscal year included energy companies, basic materials, and capital goods companies. Areas of relative portfolio underperformance include allocations to technology, financials, and healthcare.

                     Past performance is no guarantee of future results.

                                                           ---------------------

PROVIDENT INVESTMENT COUNSEL, INC.
Provident Growth Portfolio


                           Provident Growth                Russell 1000
                              Portfolio                      Growth(1)
                           ----------------                ------------
 2/ 9/93.................      10,000                         10,000
 2/28/93.................       9,910                          9,830
 5/31/93.................       9,810                          9,956
 8/31/93.................      10,190                         10,085
11/30/93.................      10,040                         10,220
 2/28/94.................      10,480                         10,443
 5/31/94.................      10,039                         10,137
 8/31/94.................      10,499                         10,742
11/30/94.................      10,059                         10,497
 2/28/95.................      10,399                         11,358
 5/31/95.................      11,227                         12,363
 8/31/95.................      12,721                         13,389
11/30/95.................      13,143                         14,561
 2/28/96.................      13,323                         15,410
 5/31/96.................      14,236                         16,388
 8/31/96.................      13,614                         15,848
11/30/96.................      15,761                         18,388

(1)The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

------------------------------------------------
PROVIDENT GROWTH PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/96
------------------------------------------------
1-year                                  19.92%
Since Inception (2/9/93)                12.69%
------------------------------------------------

              During the 12-month period ended November 30, 1996, the Provident Growth Portfolio posted a gain of 19.92%, versus the Lipper Growth Funds Index return of 19.74%, the S&P 500 Index return of 27.86%, and its benchmark, the Russell 1000 Growth Index, which returned 26.28%. The portfolio held significant weightings in the financial, technology, and healthcare sectors during this time period. Finance stocks like MBNA Corp., and Federal National Mortgage Association benefited from a positive interest rate environment. Technology services companies like Oracle Systems Corp. and Microsoft Corp. also provided outperformance due to continuing positive fundamental trends. And healthcare positions such as Columbia Healthcare/HEA, Amgen Inc., and Pfizer also contributed to sector gains.

              Underperformance relative to the Russell 1000 Growth Index partially resulted from the manager's significant technology weighting in December of 1995. In the second fiscal quarter some early period overweightings in electronic technology names like Hewlett Packard, Glenayre Technologies, and U.S. Robotics hurt performance as the stocks came under pressure. Additionally, the portfolio's significant underweighting in consumer non-durable names like Coca Cola, Colgate, and Kellogg delivered negative index comparisons throughout this period.

              The capitalization "size" trend, which has recently detracted from portfolio performance, should not continue as investors refocus on solid earnings growth. It has been the manager's experience that size and style factors often times cause a dichotomy in performance that is not fully explained by fundamentals. As such, the manager will remain focused on the visibility and quality of the earnings for the portfolio, and has little reason to doubt that the strength of these fundamentals will drive price appreciation in the portfolio into 1997.

                     Past performance is no guarantee of future results.

---------------------

ALLIANCE CAPITAL MANAGEMENT L.P.
Global Equities Portfolio

                           Global Equities          MCSI World
                              Portfolio              Index(1)
                           ---------------          ----------
 2/ 9/93.................      10,000                 10,000
 2/28/93.................       9,970                 10,110
 5/31/93.................      10,670                 11,446
 8/31/93.................      11,260                 12,102
11/30/93.................      10,990                 11,497
 2/28/94.................      12,090                 12,694
 5/31/94.................      11,976                 12,561
 8/31/94.................      12,409                 13,156
11/30/94.................      11,755                 12,610
 2/28/95.................      11,614                 12,732
 5/31/95.................      12,649                 13,935
 8/30/95.................      13,054                 14,310
11/30/95.................      13,574                 15,006
 2/28/96.................      14,374                 15,829
 5/31/96.................      15,078                 16,492
 8/31/96.................      14,648                 16,182
11/30/96.................      16,046                 17,891

(1)The MSCI World Index is one of the Morgan Stanley Capital International indexes and measures stock market performance in the U.S., Europe, Canada, Australia, New Zealand, the Far East and emerging markets.

------------------------------------------------
GLOBAL EQUITIES PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/96
------------------------------------------------
1-year                                  18.21%
Since Inception (2/9/93)                13.22%
------------------------------------------------

              The Global Equities Portfolio achieved performance of 18.21% for the 12-month period ended November 30, 1996, versus a return of 19.23% for the MSCI World Index for the same period. The portfolio's gross yield was 2.1% as of November 30, 1996, with a diversified mix of 318 stocks across 27 countries.

              At the country level, the portfolio benefited from overweighted positions in the United Kingdom, France, and Italy. The positive impact was more than offset by an overweighted position in the Japanese market, which declined in excess of 5% (in U.S. dollar terms) for the 12-month reporting period. The portfolio also lagged due to an underweighted position in the United States.

              Stock selection was generally positive in Europe, particularly in Switzerland, the Netherlands, and Italy. Stock selection was neutral in the U.K. and incrementally positive (relative to the benchmark) in Japan. Stock selection within the United States was slightly negative relative to the benchmark.

              Top performing stocks for the period included Salomon, Bayer, and Italian issues ENI and Telecom Italia. Ciba-Geigy and Sandoz, which announced merger plans, were each up in excess of 35% during the period. In Japan, consumer manufacturing companies -- particularly Honda and Toyota -- were positive relative performers. Hong Kong performers included New World Development, Sun Hung Kai Properties, and Wharf Holdings, all up in excess of 50% for the period.

                     Past performance is no guarantee of future results.

                                                           ---------------------

MORGAN STANLEY ASSET MANAGEMENT INC.
International Diversified Equities Portfolio

                           International Diversified
                              Equities Portfolio          MSCI EAFE(1)
                           -------------------------      ------------
10/28/94.................          10,000                    10,000
 2/28/95.................           9,073                     9,655
 5/31/95.................           9,759                    10,525
 8/31/95.................          10,021                    10,573
11/30/95.................          10,233                    10,790
 2/28/96.................          10,925                    11,316
 5/31/96.................          11,411                    11,682
 8/31/96.................          10,905                    11,437
11/30/96.................          11,752                    12,091

(1)The Morgan Stanley Capital International Europe, Australia, and Far East Index (EAFE) represents the foreign stocks of 19 countries in Europe, Australia and the Far East.

-------------------------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/96
-------------------------------------------------------------
1-year                                  14.85%
Since Inception (10/28/94)               8.02%
-------------------------------------------------------------

              For the 12-month period ended November 30, 1996, the International Diversified Equities Portfolio's return of 14.85% outperformed that of the MSCI EAFE Index, at 12.06%.

              The largest contributor to performance was the manager's decision to hedge exposure to the Japanese yen and Deutsche Mark. Country allocations to Japan, Germany, Spain, and Hong Kong were positive for performance. An underweight in the U.K. detracted from returns, as did overweight positions in Italy, Singapore, and Thailand.

              Singapore is still reeling from the government's anti-speculation real estate measures, but the market is attractively priced and the fundamentals are sound. Thailand has been a big disappointment as political, economic, and profit concerns have rocked the market all year. The manager believes the bad news has been well discounted however, and that the market has bottomed. Favorable performance in Brazil also enhanced portfolio returns.

              Going forward, the portfolio is fully invested with a very slight underweight in Japan (approximately 35% versus the 37% EAFE benchmark weighting), an overweight in Asia, and an underweight in Europe.

                     Past performance is no guarantee of future results.

---------------------

SUN AMERICA ASSET MANAGEMENT CORP.
Aggressive Growth Portfolio


                          Aggressive Growth
                              Portfolio           Russell 2000(1)
                          -----------------       ---------------
6/3/96..................       10,000                  10,000
6/30/96.................        9,900                   9,589
7/31/96.................        8,870                   8,752
8/30/96.................        9,270                   9,260
9/30/96.................        9,980                   9,622
10/31/96................        9,900                   9,474
11/30/96................       10,360                   9,864

(1)The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Index was developed with a base value of $135.00 as of December 31, 1986.

-------------------------------------------------------------
AGGRESSIVE GROWTH PORTFOLIO
TOTAL RETURN AS OF 11/30/96*
-------------------------------------------------------------
Since Inception (6/3/96)                3.60%
-------------------------------------------------------------
*Not annualized.


              The Aggressive Growth Portfolio became available in the Trust on June 3, 1996. The portfolio outpaced the Russell 2000 Index with a return of 3.60%, versus the benchmark's -1.36%.

              The portfolio's investments span many sectors with technology, including hardware, software components, and equipment--all providing the building blocks to other industries. Another theme providing some evidence of disinflation and productivity improvement represented in the portfolio is energy production and services. Investments in this sector continue to benefit as demand continues to grow at a rapid pace, driven by worldwide industrialization, while exploration costs are dropping due to technology advancements.

              Other sectors contributing to performance include the service industry and specialty retailing, with an emphasis on well-managed branded retailers or manufacturers.

                     Past performance is no guarantee of future results.

                                                           ---------------------

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This report is for the general information of contract owners of the
Polaris Variable Annuity. It is not authorized for distribution to prospective purchasers unless accompanied or preceded by a current prospectus.

R-1411-AR